UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2022 through December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report
J.P. Morgan Small Cap Funds
December 31, 2022  (Unaudited)
JPMorgan Small Cap Blend Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Sustainable Leaders Fund
JPMorgan Small Cap Value Fund
JPMorgan SMID Cap Equity Fund
JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	J.P. Morgan Small Cap Funds	1

J.P. Morgan Small Cap Funds
MARKET OVERVIEW
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
Overall, leading U.S. equity indexes ended the period with positive returns, rebounding from a broad sell-off in August and September. Investors were largely focused on the pace and size of interest rate increases by the U.S. Federal Reserve (the “Fed”), while the highest inflation rate in 40 years, the war in Ukraine and pandemic-related disruptions in China weighed on global financial markets.
During the second half of 2022, the Fed raised interest rates in July, September, November and December, following three increases in the first half of the year. Meanwhile, corporate earnings for the second and third quarters of 2022, generally were better than expected given a cooling economy and slower consumer spending. The U.S. unemployment rate remained historically low, hovering between 3.5% and 3.7% for the six-month period.
Within U.S. equity markets, the energy sector outperformed amid constrained supply from Russia and Europe’s efforts to find alternative sources of petroleum and natural gas. The utilities sector also performed well as investors sought attractive dividend yields and companies less exposed to economic cycles. The real estate sector largely underperformed amid rising interest rates, while changing consumer habits and investor concerns over increased competition weighed on the communication services sector.
Overall, mid cap growth stocks generated the highest U.S. equity returns, while large cap and mid cap value stocks outperformed small cap stocks and large cap growth stocks. For the six month period, the Russell 2000 Index returned 3.91%, the Russell 2000 Growth Index returned 4.38% and the Russell 2000 Value Index returned 3.42%.

2	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan Small Cap Blend Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	4.10%
Russell 2000 Index	3.91%
Net Assets as of 12/31/2022 (In Thousands)	$1,169,706
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2022. The Fund’s security selection in the industrials and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the information technology sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Applied Industrial Technologies Inc. and Outset Medical Inc. and its out-of-Benchmark position in Valmont Industries Inc. Shares of Applied Industrial Technologies, a distributor of industrial machinery and systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Outset Medical, a health care equipment manufacturer, rose late in the period after the company reported better-than-expected revenue for the third quarter of 2022 and issued a stronger-than-expected earnings forecast. Shares of Valmont Industries, an engineered materials manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue during the period.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions Sentinelone Inc. and Grocery Outlet Holding Corp. and its overweight position in Cano Health Inc. Shares of Sentinelone, a cybersecurity provider, fell in late December 2022 amid a broad sell-off in cybersecurity stocks due to investor concerns about slower near-term growth. Shares of Grocery Outlet Holdings, a retail chain, fell after the company reported its longtime chief executive was stepping down. Shares of Cano Health, an operator of medical centers and pharmacies, fell after news reports that CVS Pharmacy Inc. declined to make an acquisition offer for the company.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Applied Industrial Technologies, Inc.	1.6%
2.	Matador Resources Co.	1.1
3.	Selective Insurance Group, Inc.	1.1
4.	Terreno Realty Corp.	1.0
5.	Halozyme Therapeutics, Inc.	0.9
6.	Patterson Cos., Inc.	0.9
7.	Safety Insurance Group, Inc.	0.8
8.	Agree Realty Corp.	0.8
9.	McGrath RentCorp	0.8
10.	Independent Bank Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	19.6%
Financials	16.2
Health Care	14.5
Information Technology	12.4
Consumer Discretionary	10.6
Real Estate	6.0
Consumer Staples	4.2
Energy	3.6
Materials	3.0
Utilities	2.4
Communication Services	1.8
Short-Term Investments	5.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Small Cap Funds	3

JPMorgan Small Cap Blend Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Small Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge **		(1.39)%	(23.30)%	6.48%	11.58%
Without Sales Charge		4.10	(19.04)	7.64	12.19
CLASS C SHARES	January 7, 1998
With CDSC ***		2.78	(20.46)	7.10	11.74
Without CDSC		3.78	(19.46)	7.10	11.74
Class I SHARES	April 5, 1999	4.26	(18.82)	7.91	12.48
Class R6 SHARES	July 2, 2018	4.38	(18.64)	8.18	12.77

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund and the Russell 2000 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Effective June 1, 2018, the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Small Cap Funds	5

JPMorgan Small Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	5.28%
Russell 2000 Index	3.91%
Net Assets as of 12/31/2022 (In Thousands)	$5,669,659
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the industrials and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care sector and its underweight position in the energy sector, where it had no holdings, were leading detractors from relative performance.
Leading individual contributors to performance relative to the Benchmark included the Fund’s out-of-Benchmark positions in Toro Co., WillScot Mobile Mini Holdings Corp. and its overweight position in Altra Industrial Motion Corp. Shares of Toro, a manufacturer of tractors, mowers and related landscaping equipment, rose after the company reported consecutive quarters of better-than-expected earnings and increased its quarterly dividend. Shares of WillScot Mini Mobile Holdings, a storage and moving company, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Altra Industrial Motion, an industrial machinery manufacturer, rose after the company agreed to be acquired by Regal Rexnord Corp. for about $5 billion.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Syneos Health Inc., Definitive Healthcare Corp. and Signature Bank. Shares of Syneos Health, a provider of development services to the pharmaceuticals industry, fell after the company reported lower-than-expected earnings for the third quarter of 2022 and lowered its full year 2022 earnings forecast. Shares of Definitive Healthcare, a provider of information and research to the health care sector, fell amid investor concerns over near-term sales as the U.S. economy slowed during the period. Shares of Signature Bank, a regional bank, fell after the company reported lower-than-expected revenue for the third quarter of 2022 and amid investor concerns about the company’s exposure to cryptocurrencies.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	WillScot Mobile Mini Holdings Corp.	1.8%
2.	MSA Safety, Inc.	1.6
3.	AptarGroup, Inc.	1.5
4.	Encompass Health Corp.	1.4
5.	Performance Food Group Co.	1.4
6.	Power Integrations, Inc.	1.4
7.	WEX, Inc.	1.3
8.	Lincoln Electric Holdings, Inc.	1.3
9.	Brunswick Corp.	1.3
10.	Primo Water Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	23.8%
Financials	16.7
Information Technology	12.3
Health Care	11.2
Consumer Discretionary	9.9
Consumer Staples	6.0
Real Estate	5.8
Materials	4.7
Utilities	2.2
Short-Term Investments	7.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

6	J.P. Morgan Small Cap Funds	December 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Small Cap Funds	7

JPMorgan Small Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge **		(0.25)%	(20.71)%	4.73%	9.69%
Without Sales Charge		5.28	(16.32)	5.87	10.29
CLASS C SHARES	February 19, 2005
With CDSC ***		4.00	(17.72)	5.35	9.85
Without CDSC		5.00	(16.72)	5.35	9.85
Class I SHARES	May 7, 1996	5.43	(16.09)	6.16	10.60
Class R2 SHARES	November 3, 2008	5.14	(16.50)	5.62	10.02
Class R3 SHARES	September 9, 2016	5.28	(16.31)	5.88	10.30
Class R4 SHARES	September 9, 2016	5.42	(16.09)	6.15	10.59
Class R5 SHARES	May 15, 2006	5.52	(15.93)	6.36	10.81
Class R6 SHARES	May 31, 2016	5.57	(15.88)	6.42	10.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund and the Russell 2000 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan Small Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	0.53%
Russell 2000 Growth Index	3.91%
Net Assets as of 12/31/2022 (In Thousands)	$3,658,174
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the information technology and health care sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and real estate sectors were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Sentinelone Inc. and Grocery Outlet Holding Corp., and its overweight position in Cano Health Inc. Shares of Sentinelone, a cybsercecurity provider, fell in late December 2022 amid a broad sell-off in cybersecurity stocks due to investor concerns about slower near-term growth. Shares of Grocery Outlet Holding, a food retail chain operator, fell amid investor concerns about increased competition in the food retailing subsector. Shares of Cano Health, an operator of medical centers and pharmacies, fell after news reports that CVS Pharmacy Inc. declined to make an acquisition offer for the company.
Leading individual contributors to relative performance included the Fund’s overweight positions in Outset Medical Inc. and National Vision Holdings Inc., and its out-of-Benchmark position in Valmont Industries Inc. Shares of Outset Medical, a health care equipment manufacturer, rose late in the period after the company reported better-than-expected revenue for the third quarter of 2022 and issued a stronger-than-expected earnings forecast. Shares of National Vision, an optical retail chain operator, rose after the company reaffirmed its earnings forecast for the full year 2022. Shares of Valmont Industries, an engineered materials manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Applied Industrial Technologies, Inc.	2.0%
2.	Halozyme Therapeutics, Inc.	1.9
3.	Matador Resources Co.	1.8
4.	National Vision Holdings, Inc.	1.6
5.	Cactus, Inc., Class A	1.6
6.	Shockwave Medical, Inc.	1.5
7.	MSA Safety, Inc.	1.5
8.	Valmont Industries, Inc.	1.4
9.	Casella Waste Systems, Inc., Class A	1.4
10.	Texas Roadhouse, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	23.9%
Industrials	21.5
Information Technology	19.7
Consumer Discretionary	14.0
Energy	5.1
Financials	3.9
Consumer Staples	3.2
Real Estate	1.8
Communication Services	0.4
Short-Term Investments	6.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Small Cap Funds	9

JPMorgan Small Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. Morgan Small Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge **		(4.74)%	(35.98)%	4.56%	10.62%
Without Sales Charge		0.53	(32.43)	5.69	11.22
CLASS C SHARES	November 4, 1997
With CDSC ***		(0.71)	(33.78)	5.17	10.77
Without CDSC		0.29	(32.78)	5.17	10.77
Class I SHARES	March 26, 1996	0.64	(32.27)	5.96	11.50
Class L SHARES	February 19, 2005	0.73	(32.19)	6.11	11.66
Class R2 SHARES	November 3, 2008	0.41	(32.61)	5.43	10.94
Class R3 SHARES	July 31, 2017	0.46	(32.48)	5.67	11.21
Class R4 SHARES	July 31, 2017	0.59	(32.30)	5.95	11.49
Class R5 SHARES	September 9, 2016	0.73	(32.19)	6.11	11.66
Class R6 SHARES	November 30, 2010	0.71	(32.13)	6.21	11.77

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R5 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund and the Russell 2000 Growth Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Small Cap Funds	11

JPMorgan Small Cap Sustainable Leaders Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares) *	6.04%
Russell 2000 Index	3.91%
Net Assets as of 12/31/2022 (In Thousands)	$85,988
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Sustainable Leaders Fund(the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class R5 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the industrials and health care sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the energy and materials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Sarepta Therapeutics Inc. and Deckers Outdoor Corp., and its overweight position in Maxar Technologies Ltd. Shares of Sarepta Therapeutics, a biopharmaceuticals developer, rose after the U.S. Food and Drug Administration granted priority review for the company’s treatment for Duchenne muscular dystrophy. Shares of Deckers Outdoor, a footwear and apparel maker, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Maxar Technologies, a satellite imaging and aerospace company, rose after the company agreed to be acquired by Advent International Corp. for about $4 billion.
Leading individual detractors from relative performance included the Fund’s overweight positions in Unifi Inc., Fate Therapeutics Inc. and Hannon Armstrong Sustainable Infrastructure Capital Inc. Shares of Unifi, a textiles manufacturer, fell after the company reported a loss and a decline in revenue for its fiscal first quarter. Shares of Fate Therapeutics, a developer of immuno-therapies, fell after the company reported disappointing pre-clinical data on its proposed treatment for leukemia. Shares of Hannon Armstrong Sustainable, a mortgage real estate investment trust focused on carbon emissions reduction, fell amid investor concerns about the company’s financial accounting.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Halozyme Therapeutics, Inc.	3.4%
2.	Sarepta Therapeutics, Inc.	3.0
3.	AAON, Inc.	2.6
4.	Huron Consulting Group, Inc.	2.6
5.	Amalgamated Financial Corp.	2.6
6.	WESCO International, Inc.	2.5
7.	Deckers Outdoor Corp.	2.5
8.	American States Water Co.	2.3
9.	Hilltop Holdings, Inc.	2.3
10.	Visteon Corp.	2.3

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	21.1%
Health Care	18.9
Financials	14.1
Consumer Discretionary	13.0
Information Technology	7.2
Real Estate	6.9
Consumer Staples	5.4
Materials	4.7
Utilities	4.6
Communication Services	2.1
Energy	0.6
Short-Term Investments	1.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

12	J.P. Morgan Small Cap Funds	December 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Small Cap Funds	13

JPMorgan Small Cap Sustainable Leaders Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge **		0.26%	(25.24)%	0.74%	7.78%
Without Sales Charge		5.80	(21.10)	1.83	8.36
CLASS C SHARES	May 31, 2016
With CDSC ***		4.55	(22.50)	1.33	8.01
Without CDSC		5.55	(21.50)	1.33	8.01
Class I SHARES	January 3, 2017	5.90	(20.93)	2.08	8.55
Class R2 SHARES	July 31, 2017	5.66	(21.30)	1.58	7.93
Class R3 SHARES	July 31, 2017	5.81	(21.10)	1.83	8.20
Class R4 SHARES	July 31, 2017	5.94	(20.90)	2.09	8.47
Class R5 SHARES	January 1, 1997	6.04	(20.76)	2.28	8.68
Class R6 SHARES	May 31, 2016	6.06	(20.72)	2.34	8.72

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Sustainable Leaders Fund and the Russell 2000 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class R5 Shares have no minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan Small Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	5.12%
Russell 2000 Value Index	3.42%
Net Assets as of 12/31/2022 (In Thousands)	$1,276,346
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the industrials and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection energy and materials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Nuvalent Inc. and Academy Sports & Outdoors Inc., and its out-of-Benchmark position in Prothena Corp. Shares of Nuvalent, a pharmaceuticals developer, rose after the company’s lung cancer treatment performed well in early clinical trials. Shares of Academy Sport & Outdoors, a sporting goods and recreational products retailer, rose after the company reported better-than-expected earnings for the third quarter of 2022 and issued a better-than-expected profit forecast. Shares of Prothena, a pharmaceuticals developer, rose after the company’s Alzheimer’s disease treatment performed well in late-stage clinical trials.
Leading individual detractors from relative performance included the Fund’s overweight position in Avaya Holdings Corp. and Herbalife Nutrition Ltd. and its underweight position in Maxar Technologies Ltd. Shares of Avaya Holdings, a provider of digital communications equipment, fell amid news reports that the company was nearing a Chapter 11 bankruptcy filing. Shares of Herbalife, a nutritional supplements manufacturer, fell late in the period after the company unveiled plans to offer $250 million of convertible notes. Shares of Maxar Technologies, a satellite imaging and aerospace company not held in the Fund, rose after the company agreed to be acquired by Advent International Corp. for about $4 billion.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Agree Realty Corp.	1.2%
2.	Old National Bancorp	1.1
3.	OceanFirst Financial Corp.	1.0
4.	Academy Sports & Outdoors, Inc.	0.9
5.	New Jersey Resources Corp.	0.9
6.	Hub Group, Inc., Class A	0.8
7.	Hancock Whitney Corp.	0.8
8.	OFG Bancorp (Puerto Rico)	0.8
9.	Veritex Holdings, Inc.	0.8
10.	Taylor Morrison Home Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	27.2%
Industrials	14.6
Health Care	11.2
Real Estate	9.3
Consumer Discretionary	7.5
Information Technology	6.8
Energy	4.8
Utilities	4.7
Materials	2.9
Consumer Staples	2.6
Communication Services	2.1
Short-Term Investments	6.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Small Cap Funds	15

JPMorgan Small Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge **		(0.53)%	(18.19)%	3.13%	7.36%
Without Sales Charge		4.98	(13.65)	4.25	7.95
CLASS C SHARES	March 22, 1999
With CDSC ***		3.74	(15.06)	3.75	7.46
Without CDSC		4.74	(14.06)	3.75	7.46
Class I SHARES	January 27, 1995	5.12	(13.40)	4.53	8.22
Class R2 SHARES	November 3, 2008	4.85	(13.85)	4.00	7.67
Class R3 SHARES	September 9, 2016	5.00	(13.63)	4.27	7.95
Class R4 SHARES	September 9, 2016	5.12	(13.41)	4.53	8.21
Class R5 SHARES	May 15, 2006	5.18	(13.30)	4.67	8.35
Class R6 SHARES	February 22, 2005	5.23	(13.23)	4.77	8.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund and the Russell 2000 Value Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan SMID Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	1.45%
Russell 2500 Index	4.40%
Net Assets as of 12/31/2022 (In Thousands)	$301,177
INVESTMENT OBJECTIVE**
The JPMorgan SMID Cap Equity Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
INVESTMENT PROCESS
The Fund employs a fundamental bottom-up investment process to invest in a diversified portfolio of small- to mid-cap stocks -- similar to those in the Russell 2500 Index (the “Benchmark”) – and seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flows.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Benchmark for the six months ended December 31, 2022.
The Fund’s security selection in the health care and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and real estate sectors was a leading contributor to relative performance.
Leading individual detractors from performance relative to the Benchmark included the Fund’s out-of-Benchmark positions in Catalent Inc. and Generac Holdings Inc., and its overweight position in Syneos Health Inc. Shares of Catalent, a pharmaceuticals maker, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2022 and lowered its forecast for the full year. Shares of Generac Holdings, a manufacturer of generators, electrical components and equipment, fell after the company lowered its earnings forecast for 2022. Shares of Syneos Health, a provider of development services to the pharmaceuticals industry, fell after the company reported lower-than-expected earnings for the third quarter of 2022 and lowered its full year 2022 earnings forecast.
Leading individual contributors to relative performance included the Fund’s overweight positions in Toro Corp. and WillScot Mobile Mini Holdings Corp. and its out-of-Benchmark position in Burlington Stores Inc. Shares of Toro, a manufacturer of tractors, mowers and related landscaping equipment, rose after the company reported consecutive quarters of better-than-expected earnings and increased its quarterly dividend. Shares of WillScot Mini Mobile Holdings, a storage and moving company, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Burlington Stores, an apparel retail chain, rose after the company reported weak but better-than-expected results for the third quarter of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employ a fundamental bottom-up investment process that seeks to invest in companies that they believe are undervalued, have leading competitive positions and predictable and durable business models. As a result of this process, the Fund’s largest allocations during the period were to the industrials and financials sectors, while the Fund had no allocations to the energy and communications services sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	WillScot Mobile Mini Holdings Corp.	1.5%
2.	MSA Safety, Inc.	1.4
3.	WEX, Inc.	1.4
4.	Encompass Health Corp.	1.4
5.	Lincoln Electric Holdings, Inc.	1.4
6.	Pool Corp.	1.4
7.	Performance Food Group Co.	1.4
8.	Toro Co. (The)	1.3
9.	LPL Financial Holdings, Inc.	1.3
10.	Vail Resorts, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	24.8%
Financials	17.2
Information Technology	15.8
Consumer Discretionary	10.8
Health Care	10.7
Real Estate	7.0
Consumer Staples	5.3
Materials	3.9
Utilities	1.0
Short-Term Investments	3.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Small Cap Funds	17

JPMorgan SMID Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. Morgan Small Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge **		(4.00)%	(23.49)%	2.80%	8.54%
Without Sales Charge		1.35	(19.24)	3.91	9.13
CLASS C SHARES	March 22, 1999
With CDSC ***		0.15	(20.61)	3.40	8.64
Without CDSC		1.15	(19.61)	3.40	8.64
Class I SHARES	June 1, 1991	1.45	(19.04)	4.17	9.40
Class R3 SHARES	September 9, 2016	1.36	(19.22)	3.92	9.13
Class R4 SHARES	September 9, 2016	1.51	(19.06)	4.17	9.40
Class R6 SHARES	November 2, 2015	1.65	(18.82)	4.44	9.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.
Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SMID Cap Equity Fund and the Russell 2500 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2020, the Fund changed its investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current strategies. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Small Cap Funds	19

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	6.40%
Russell 2000 Index	3.91%
Net Assets as of 12/31/2022 (In Thousands)	$864,748
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the consumer discretionary and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and consumer staples sectors were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Catalyst Pharmaceuticals Inc., Madrigal Pharmaceuticals Inc. and Inspire Medical Systems Inc. Shares of Catalyst Pharmaceuticals, a biotechnology developer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and the stock was added to the S&P SmallCap 600 Index. Shares of Madrigal Pharmaceuticals, a biotechnology developer, rose after the company’s treatment for non-alcoholic steatohepatitis showed positive results in late-stage clinical trials. Shares of Inspire Medical Systems, a medical technology provider, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
Leading individual detractors from relative performance included the Fund’s overweight positions in Perficient Inc., Fate Therapeutics Inc. and NuVasive Inc. Shares of Perficient, a technology consulting and services provider, fell after the company reported lower-than-expected revenue and reported earnings that were in line with analysts’ expectations for the second quarter of 2022. Shares of Fate Therapeutics, a developer of immune therapies, fell after the company reported disappointing pre-clinical data on its proposed treatment for leukemia. Shares of NuVasive, a medical technology and surgical instruments developer, fell amid investor disappointment with the company’s financial results for the third quarter of 2022.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s performance relative to the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Inspire Medical Systems, Inc.	1.2%
2.	Catalyst Pharmaceuticals, Inc.	1.1
3.	Silicon Laboratories, Inc.	1.0
4.	Atkore, Inc.	0.9
5.	Sonos, Inc.	0.9
6.	Comfort Systems USA, Inc.	0.9
7.	Taylor Morrison Home Corp.	0.9
8.	Axonics, Inc.	0.8
9.	Calix, Inc.	0.8
10.	Chegg, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	16.4%
Financials	16.2
Industrials	15.5
Information Technology	12.7
Consumer Discretionary	11.1
Energy	5.6
Real Estate	5.0
Consumer Staples	3.6
Materials	3.4
Utilities	2.8
Communication Services	1.7
Short-Term Investments	6.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

20	J.P. Morgan Small Cap Funds	December 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Small Cap Funds	21

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge **		0.67%	(21.31)%	3.76%	8.64%
Without Sales Charge		6.25	(16.93)	4.88	9.23
CLASS C SHARES	November 1, 2007
With CDSC ***		4.94	(18.36)	4.35	8.79
Without CDSC		5.94	(17.36)	4.35	8.79
Class I SHARES	September 10, 2001	6.32	(16.69)	5.16	9.51
Class L SHARES	November 4, 1993	6.40	(16.59)	5.32	9.69
Class R2 SHARES	November 1, 2011	6.12	(17.13)	4.61	8.96
Class R3 SHARES	September 9, 2016	6.19	(16.93)	4.89	9.23
Class R4 SHARES	September 9, 2016	6.33	(16.70)	5.14	9.50
Class R5 SHARES	September 9, 2016	6.43	(16.58)	5.32	9.69
Class R6 SHARES	November 1, 2011	6.53	(16.48)	5.42	9.79

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R5 Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund and the Russell 2000 Index from December 31, 2012 to December 31, 2022. The performance of the
Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Aerospace & Defense — 0.8%
AerSale Corp. * (a)	170	2,757
Hexcel Corp.	114	6,732
		9,489
Airlines — 0.2%
Frontier Group Holdings, Inc. *	219	2,246
Auto Components — 0.5%
Fox Factory Holding Corp. *	32	2,963
Patrick Industries, Inc.	40	2,424
		5,387
Automobiles — 0.2%
Winnebago Industries, Inc. (a)	52	2,714
Banks — 10.4%
Camden National Corp.	100	4,169
City Holding Co.	60	5,585
Columbia Banking System, Inc.	270	8,135
First Busey Corp.	320	7,910
First Commonwealth Financial Corp.	450	6,287
First Financial Bankshares, Inc.	187	6,426
First Merchants Corp.	180	7,400
Heritage Commerce Corp.	550	7,150
Independent Bank Corp.	90	7,599
Independent Bank Corp.	390	9,329
Lakeland Bancorp, Inc.	300	5,283
Old National Bancorp	465	8,361
Pinnacle Financial Partners, Inc.	46	3,407
Premier Financial Corp.	235	6,338
Simmons First National Corp., Class A	250	5,395
SouthState Corp.	120	9,163
TriCo Bancshares	140	7,139
Trustmark Corp.	180	6,266
		121,342
Beverages — 0.6%
Primo Water Corp.	485	7,537
Biotechnology — 5.9%
ACADIA Pharmaceuticals, Inc. *	152	2,413
ADC Therapeutics SA (Switzerland) * (a)	190	731
Alector, Inc. *	160	1,480
Allogene Therapeutics, Inc. * (a)	171	1,076
Amicus Therapeutics, Inc. *	571	6,974
Apellis Pharmaceuticals, Inc. *	75	3,875
Arrowhead Pharmaceuticals, Inc. *	141	5,704
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Atara Biotherapeutics, Inc. *	357	1,170
Blueprint Medicines Corp. *	82	3,575
Coherus Biosciences, Inc. *	361	2,855
G1 Therapeutics, Inc. * (a)	180	978
Halozyme Therapeutics, Inc. *	196	11,144
Heron Therapeutics, Inc. * (a)	589	1,473
Kronos Bio, Inc. *	208	337
Natera, Inc. *	117	4,714
PMV Pharmaceuticals, Inc. *	157	1,368
REGENXBIO, Inc. *	172	3,900
Relay Therapeutics, Inc. *	193	2,887
REVOLUTION Medicines, Inc. *	128	3,053
Sage Therapeutics, Inc. *	72	2,735
Sana Biotechnology, Inc. * (a)	100	396
Twist Bioscience Corp. *	165	3,920
Verve Therapeutics, Inc. * (a)	95	1,841
		68,599
Building Products — 2.1%
Advanced Drainage Systems, Inc.	42	3,469
CSW Industrials, Inc.	43	4,927
Hayward Holdings, Inc. * (a)	550	5,170
Simpson Manufacturing Co., Inc.	55	4,904
UFP Industries, Inc.	75	5,944
		24,414
Capital Markets — 1.8%
Evercore, Inc., Class A	36	3,862
Focus Financial Partners, Inc., Class A *	175	6,533
LPL Financial Holdings, Inc.	25	5,404
Virtus Investment Partners, Inc.	27	5,169
		20,968
Chemicals — 3.1%
Chase Corp.	75	6,469
Diversey Holdings Ltd. *	750	3,195
Hawkins, Inc.	140	5,404
HB Fuller Co.	100	7,162
Innospec, Inc.	65	6,686
Stepan Co.	65	6,920
		35,836
Commercial Services & Supplies — 2.3%
ACV Auctions, Inc., Class A *	353	2,896
Brady Corp., Class A	145	6,830
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	23

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Commercial Services & Supplies — continued
Casella Waste Systems, Inc., Class A *	102	8,112
MSA Safety, Inc.	59	8,452
		26,290
Communications Equipment — 0.9%
Ciena Corp. *	111	5,643
Viavi Solutions, Inc. *	490	5,150
		10,793
Construction & Engineering — 1.8%
Comfort Systems USA, Inc.	65	7,480
EMCOR Group, Inc.	15	2,277
MasTec, Inc. *	39	3,290
Valmont Industries, Inc.	25	8,207
		21,254
Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc. *	36	2,277
Carriage Services, Inc.	80	2,203
		4,480
Diversified Telecommunication Services — 1.3%
Cogent Communications Holdings, Inc.	55	3,139
Iridium Communications, Inc. *	80	4,112
Radius Global Infrastructure, Inc. *	700	8,274
		15,525
Electric Utilities — 0.4%
Portland General Electric Co.	95	4,655
Electrical Equipment — 1.2%
AZZ, Inc.	90	3,618
Bloom Energy Corp., Class A *	257	4,915
Shoals Technologies Group, Inc., Class A *	236	5,827
		14,360
Electronic Equipment, Instruments & Components — 2.6%
Coherent Corp. *	61	2,145
Fabrinet (Thailand) *	58	7,361
Insight Enterprises, Inc. *	75	7,520
Knowles Corp. *	275	4,515
Littelfuse, Inc.	13	2,916
TTM Technologies, Inc. *	400	6,032
		30,489
INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — 1.3%
Cactus, Inc., Class A	180	9,059
ChampionX Corp.	200	5,798
		14,857
Equity Real Estate Investment Trusts (REITs) — 6.2%
Agree Realty Corp.	140	9,930
American Homes 4 Rent, Class A	120	3,617
Centerspace	65	3,813
CubeSmart	95	3,834
Highwoods Properties, Inc. (a)	155	4,337
JBG SMITH Properties	150	2,847
Kite Realty Group Trust	300	6,315
Plymouth Industrial REIT, Inc.	200	3,836
Rayonier, Inc.	160	5,274
Rexford Industrial Realty, Inc.	90	4,918
RLJ Lodging Trust	445	4,712
Sunstone Hotel Investors, Inc.	630	6,086
Terreno Realty Corp.	221	12,563
		72,082
Food & Staples Retailing — 1.2%
Grocery Outlet Holding Corp. *	210	6,132
Performance Food Group Co. *	128	7,443
		13,575
Food Products — 1.2%
Flowers Foods, Inc.	180	5,173
Freshpet, Inc. * (a)	78	4,098
Hostess Brands, Inc. *	125	2,805
J & J Snack Foods Corp.	15	2,246
		14,322
Gas Utilities — 1.2%
Chesapeake Utilities Corp.	40	4,727
ONE Gas, Inc.	90	6,815
Southwest Gas Holdings, Inc.	40	2,475
		14,017
Health Care Equipment & Supplies — 3.4%
CONMED Corp.	70	6,196
iRhythm Technologies, Inc. *	61	5,702
Nevro Corp. * (a)	75	2,989
NuVasive, Inc. *	125	5,154
Outset Medical, Inc. *	226	5,824
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — continued
Shockwave Medical, Inc. *	42	8,676
Utah Medical Products, Inc.	55	5,529
		40,070
Health Care Providers & Services — 3.8%
Acadia Healthcare Co., Inc. *	89	7,297
Accolade, Inc. *	262	2,043
Amedisys, Inc. *	41	3,460
Cano Health, Inc. * (a)	849	1,163
Encompass Health Corp.	155	9,271
Ensign Group, Inc. (The)	60	5,677
ModivCare, Inc. *	60	5,384
Patterson Cos., Inc.	375	10,511
		44,806
Health Care Technology — 0.6%
Evolent Health, Inc., Class A *	263	7,391
Hotels, Restaurants & Leisure — 4.1%
Bloomin' Brands, Inc. (a)	135	2,716
Boyd Gaming Corp.	72	3,938
El Pollo Loco Holdings, Inc. (a)	50	498
Everi Holdings, Inc. *	350	5,023
Jack in the Box, Inc.	40	2,729
Life Time Group Holdings, Inc. * (a)	359	4,300
Marriott Vacations Worldwide Corp.	41	5,466
Papa John's International, Inc.	46	3,752
Planet Fitness, Inc., Class A *	98	7,742
Six Flags Entertainment Corp. *	144	3,346
Texas Roadhouse, Inc.	88	8,021
		47,531
Household Durables — 1.3%
Helen of Troy Ltd. *	36	4,046
La-Z-Boy, Inc. (a)	110	2,510
M/I Homes, Inc. *	60	2,771
MDC Holdings, Inc.	70	2,212
Sonos, Inc. *	189	3,187
		14,726
Insurance — 2.2%
Kinsale Capital Group, Inc.	9	2,348
Safety Insurance Group, Inc.	120	10,111
Selective Insurance Group, Inc.	150	13,292
		25,751
INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 0.6%
Bumble, Inc., Class A *	110	2,315
IAC, Inc. *	95	4,218
		6,533
Internet & Direct Marketing Retail — 0.4%
Global-e Online Ltd. (Israel) * (a)	103	2,112
Xometry, Inc., Class A * (a)	94	3,038
		5,150
IT Services — 1.9%
CSG Systems International, Inc.	60	3,432
DigitalOcean Holdings, Inc. * (a)	89	2,275
ExlService Holdings, Inc. *	38	6,435
Flywire Corp. *	76	1,851
Globant SA *	30	5,112
Remitly Global, Inc. *	254	2,909
		22,014
Life Sciences Tools & Services — 0.1%
Personalis, Inc. *	242	479
Seer, Inc. *	68	397
		876
Machinery — 5.2%
Alamo Group, Inc.	50	7,080
Altra Industrial Motion Corp.	105	6,274
Chart Industries, Inc. *	39	4,522
Evoqua Water Technologies Corp. *	156	6,172
Hillenbrand, Inc.	150	6,400
ITT, Inc.	75	6,045
John Bean Technologies Corp.	49	4,506
Kadant, Inc.	25	4,441
Lincoln Electric Holdings, Inc.	30	4,335
Mueller Industries, Inc.	70	4,130
Watts Water Technologies, Inc., Class A	50	7,311
		61,216
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Ares Commercial Real Estate Corp. (a)	375	3,859
Ladder Capital Corp.	400	4,016
		7,875
Multi-Utilities — 0.4%
Unitil Corp.	90	4,622
Oil, Gas & Consumable Fuels — 2.4%
Chord Energy Corp.	26	3,591
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	25

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
CNX Resources Corp. *	125	2,105
Matador Resources Co. (a)	235	13,472
PDC Energy, Inc.	50	3,174
SM Energy Co.	178	6,184
		28,526
Personal Products — 1.3%
BellRing Brands, Inc. *	90	2,308
Edgewell Personal Care Co.	165	6,359
elf Beauty, Inc. *	23	1,283
Inter Parfums, Inc.	60	5,791
		15,741
Pharmaceuticals — 1.1%
Arvinas, Inc. *	104	3,544
Intra-Cellular Therapies, Inc. *	83	4,372
Revance Therapeutics, Inc. *	262	4,845
		12,761
Professional Services — 1.0%
ASGN, Inc. *	55	4,481
KBR, Inc.	138	7,260
		11,741
Road & Rail — 1.1%
Marten Transport Ltd.	345	6,824
Saia, Inc. *	28	5,969
		12,793
Semiconductors & Semiconductor Equipment — 1.4%
Cohu, Inc. *	65	2,083
MKS Instruments, Inc.	54	4,590
Power Integrations, Inc.	43	3,100
Rambus, Inc. *	100	3,582
Wolfspeed, Inc. * (a)	49	3,343
		16,698
Software — 5.9%
Blackline, Inc. *	88	5,891
Clear Secure, Inc., Class A (a)	130	3,560
Confluent, Inc., Class A *	157	3,482
Coupa Software, Inc. *	29	2,332
CyberArk Software Ltd. *	52	6,701
Elastic NV *	59	3,045
Envestnet, Inc. *	108	6,662
Everbridge, Inc. *	80	2,370
Five9, Inc. *	59	3,999
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
HashiCorp, Inc., Class A * (a)	201	5,499
JFrog Ltd. (Israel) *	122	2,605
New Relic, Inc. *	90	5,110
Paycor HCM, Inc. *	159	3,889
SentinelOne, Inc., Class A *	207	3,016
Smartsheet, Inc., Class A *	140	5,527
Sprout Social, Inc., Class A *	38	2,124
Vertex, Inc., Class A *	228	3,313
		69,125
Specialty Retail — 2.7%
Burlington Stores, Inc. *	24	4,945
Floor & Decor Holdings, Inc., Class A * (a)	44	3,039
Group 1 Automotive, Inc.	31	5,591
Lithia Motors, Inc., Class A	17	3,491
National Vision Holdings, Inc. *	151	5,842
Petco Health & Wellness Co., Inc. * (a)	395	3,749
Urban Outfitters, Inc. *	220	5,247
		31,904
Technology Hardware, Storage & Peripherals — 0.1%
Super Micro Computer, Inc. *	19	1,572
Textiles, Apparel & Luxury Goods — 1.6%
Kontoor Brands, Inc.	160	6,398
Movado Group, Inc.	95	3,064
Oxford Industries, Inc. (a)	35	3,261
Steven Madden Ltd.	182	5,817
		18,540
Thrifts & Mortgage Finance — 1.6%
PennyMac Financial Services, Inc.	75	4,250
Radian Group, Inc.	330	6,293
WSFS Financial Corp.	180	8,161
		18,704
Trading Companies & Distributors — 4.3%
Air Lease Corp.	111	4,271
Applied Industrial Technologies, Inc.	152	19,190
Beacon Roofing Supply, Inc. *	110	5,807
McGrath RentCorp	95	9,380
Rush Enterprises, Inc., Class A	94	4,915
SiteOne Landscape Supply, Inc. * (a)	23	2,743
WESCO International, Inc. *	36	4,459
		50,765
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Water Utilities — 0.4%
American States Water Co.	50	4,628
Total Common Stocks (Cost $1,103,323)		1,137,290
Short-Term Investments — 5.9%
Investment Companies — 2.8%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $32,332)	32,327	32,343
Investment of Cash Collateral from Securities Loaned — 3.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	29,255	29,263
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	7,614	7,614
Total Investment of Cash Collateral from Securities Loaned (Cost $36,870)		36,877
Total Short-Term Investments (Cost $69,202)		69,220
Total Investments — 103.1% (Cost $1,172,525)		1,206,510
Liabilities in Excess of Other Assets — (3.1)%		(36,804)
NET ASSETS — 100.0%		1,169,706

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $35,764.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	27

JPMorgan Small Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%
Aerospace & Defense — 0.8%
Woodward, Inc.	473	45,683
Airlines — 0.7%
Alaska Air Group, Inc. *	907	38,965
Auto Components — 0.9%
LCI Industries	550	50,851
Automobiles — 0.6%
Thor Industries, Inc. (a)	428	32,317
Banks — 9.4%
BankUnited, Inc.	1,635	55,545
Commerce Bancshares, Inc. (a)	632	43,001
Cullen/Frost Bankers, Inc.	404	54,008
First Financial Bancorp	2,314	56,075
First Hawaiian, Inc.	1,990	51,828
First Interstate BancSystem, Inc., Class A	1,090	42,106
ServisFirst Bancshares, Inc.	746	51,417
Signature Bank	389	44,818
Western Alliance Bancorp	1,056	62,895
Wintrust Financial Corp.	837	70,737
		532,430
Beverages — 1.3%
Primo Water Corp.	4,816	74,841
Building Products — 2.0%
AZEK Co., Inc. (The) * (a)	1,314	26,703
Hayward Holdings, Inc. * (a)	3,614	33,971
Simpson Manufacturing Co., Inc.	627	55,595
		116,269
Capital Markets — 6.1%
AssetMark Financial Holdings, Inc. *	1,643	37,790
Evercore, Inc., Class A (a)	598	65,263
Focus Financial Partners, Inc., Class A *	1,751	65,267
Moelis & Co., Class A	1,432	54,939
Morningstar, Inc.	287	62,164
StepStone Group, Inc., Class A	2,375	59,791
		345,214
Chemicals — 3.4%
Axalta Coating Systems Ltd. *	1,014	25,837
Diversey Holdings Ltd. *	3,359	14,308
Perimeter Solutions SA * (a)	3,428	31,335
INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued
Quaker Chemical Corp.	395	65,889
Valvoline, Inc.	1,703	55,584
		192,953
Commercial Services & Supplies — 9.3%
Brady Corp., Class A	1,232	58,001
Casella Waste Systems, Inc., Class A *	814	64,532
Driven Brands Holdings, Inc. * (a)	2,332	63,689
IAA, Inc. * (a)	1,815	72,613
MSA Safety, Inc. (a)	673	97,050
Ritchie Bros Auctioneers, Inc. (Canada) (a)	877	50,722
Stericycle, Inc. *	1,299	64,825
UniFirst Corp.	282	54,408
		525,840
Construction & Engineering — 1.9%
WillScot Mobile Mini Holdings Corp. *	2,378	107,404
Containers & Packaging — 1.6%
AptarGroup, Inc. (a)	815	89,674
Diversified Consumer Services — 1.1%
Bright Horizons Family Solutions, Inc. *	990	62,470
Electric Utilities — 1.2%
Portland General Electric Co.	1,417	69,436
Electrical Equipment — 0.3%
Generac Holdings, Inc. * (a)	165	16,572
Electronic Equipment, Instruments & Components — 2.5%
Badger Meter, Inc.	496	54,102
nLight, Inc. *	2,090	21,197
Novanta, Inc. *	485	65,875
		141,174
Equity Real Estate Investment Trusts (REITs) — 5.2%
CubeSmart (a)	1,439	57,901
EastGroup Properties, Inc.	468	69,314
National Retail Properties, Inc.	1,299	59,455
Outfront Media, Inc.	3,076	51,005
Ryman Hospitality Properties, Inc.	707	57,783
		295,458
Food & Staples Retailing — 3.6%
BJ's Wholesale Club Holdings, Inc. *	1,021	67,529
Casey's General Stores, Inc.	234	52,532
Performance Food Group Co. *	1,450	84,689
		204,750
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Food Products — 1.4%
Freshpet, Inc. * (a)	508	26,793
Utz Brands, Inc. (a)	3,268	51,839
		78,632
Health Care Equipment & Supplies — 3.5%
Envista Holdings Corp. * (a)	1,457	49,070
ICU Medical, Inc. * (a)	438	68,964
Neogen Corp. *	2,029	30,907
QuidelOrtho Corp. * (a)	601	51,463
		200,404
Health Care Providers & Services — 5.5%
Agiliti, Inc. * (a)	3,355	54,718
Chemed Corp.	134	68,404
Encompass Health Corp.	1,448	86,624
HealthEquity, Inc. *	1,008	62,136
Progyny, Inc. *	1,272	39,612
		311,494
Health Care Technology — 1.2%
Certara, Inc. *	2,332	37,464
Definitive Healthcare Corp. * (a)	2,607	28,654
		66,118
Hotels, Restaurants & Leisure — 3.3%
Monarch Casino & Resort, Inc. *	505	38,832
Planet Fitness, Inc., Class A *	935	73,646
Wendy's Co. (The) (a)	3,238	73,285
		185,763
Insurance — 2.1%
Kinsale Capital Group, Inc.	193	50,412
RLI Corp.	510	66,931
		117,343
Internet & Direct Marketing Retail — 0.5%
Xometry, Inc., Class A * (a)	845	27,249
IT Services — 1.4%
WEX, Inc. * (a)	486	79,579
Leisure Products — 2.2%
Acushnet Holdings Corp. (a)	1,108	47,035
Brunswick Corp.	1,051	75,775
		122,810
INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — 1.6%
Azenta, Inc. *	792	46,119
Syneos Health, Inc. *	1,189	43,607
		89,726
Machinery — 6.0%
Altra Industrial Motion Corp.	217	12,978
Douglas Dynamics, Inc.	996	36,010
Gates Industrial Corp. plc *	3,076	35,100
Hillman Solutions Corp. * (a)	5,622	40,537
Lincoln Electric Holdings, Inc.	536	77,447
RBC Bearings, Inc. *	325	67,908
Toro Co. (The)	642	72,643
		342,623
Multi-Utilities — 1.1%
NorthWestern Corp.	1,044	61,949
Professional Services — 0.8%
First Advantage Corp. * (a)	3,379	43,933
Real Estate Management & Development — 1.0%
Cushman & Wakefield plc *	4,417	55,039
Road & Rail — 2.2%
Knight-Swift Transportation Holdings, Inc. (a)	953	49,950
Landstar System, Inc.	369	60,162
Lyft, Inc., Class A *	1,608	17,721
		127,833
Semiconductors & Semiconductor Equipment — 3.4%
Allegro MicroSystems, Inc. (Japan) * (a)	1,754	52,651
MACOM Technology Solutions Holdings, Inc. *	937	59,000
Power Integrations, Inc.	1,165	83,555
		195,206
Software — 5.5%
Clearwater Analytics Holdings, Inc., Class A * (a)	2,614	49,022
Envestnet, Inc. *	896	55,260
Guidewire Software, Inc. * (a)	805	50,339
nCino, Inc. * (a)	1,498	39,617
Paycor HCM, Inc. * (a)	1,676	41,014
Q2 Holdings, Inc. *	1,498	40,249
Workiva, Inc. *	470	39,444
		314,945
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	29

JPMorgan Small Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — 1.2%
Leslie's, Inc. * (a)	2,412	29,449
National Vision Holdings, Inc. * (a)	1,014	39,291
		68,740
Textiles, Apparel & Luxury Goods — 0.7%
Carter's, Inc. (a)	562	41,916
Trading Companies & Distributors — 1.1%
Applied Industrial Technologies, Inc.	487	61,326
Total Common Stocks (Cost $4,419,687)		5,534,929
Short-Term Investments — 7.9%
Investment Companies — 2.8%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $156,340)	156,312	156,390
Investment of Cash Collateral from Securities Loaned — 5.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	189,029	189,086
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	98,408	98,408
Total Investment of Cash Collateral from Securities Loaned (Cost $287,469)		287,494
Total Short-Term Investments (Cost $443,809)		443,884
Total Investments — 105.5% (Cost $4,863,496)		5,978,813
Liabilities in Excess of Other Assets — (5.5)%		(309,154)
NET ASSETS — 100.0%		5,669,659

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $279,974.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan Small Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%
Aerospace & Defense — 1.2%
Hexcel Corp.	767	45,139
Airlines — 0.4%
Frontier Group Holdings, Inc. * (a)	1,449	14,884
Auto Components — 0.5%
Fox Factory Holding Corp. *	216	19,720
Automobiles — 0.5%
Winnebago Industries, Inc. (a)	342	18,039
Banks — 1.8%
First Financial Bankshares, Inc.	1,252	43,076
Pinnacle Financial Partners, Inc.	310	22,713
		65,789
Biotechnology — 12.6%
ACADIA Pharmaceuticals, Inc. *	1,005	15,997
ADC Therapeutics SA (Switzerland) * (a)	1,208	4,637
Alector, Inc. *	1,051	9,701
Allogene Therapeutics, Inc. * (a)	1,108	6,971
Amicus Therapeutics, Inc. *	3,830	46,767
Apellis Pharmaceuticals, Inc. *	500	25,865
Arrowhead Pharmaceuticals, Inc. *	942	38,191
Atara Biotherapeutics, Inc. *	2,408	7,899
Blueprint Medicines Corp. *	544	23,847
Coherus Biosciences, Inc. *	2,390	18,925
G1 Therapeutics, Inc. * (a)	1,205	6,543
Halozyme Therapeutics, Inc. *	1,317	74,914
Heron Therapeutics, Inc. * (a)	3,869	9,672
Kronos Bio, Inc. *	1,439	2,332
Natera, Inc. *	785	31,537
PMV Pharmaceuticals, Inc. * (a)	1,261	10,974
REGENXBIO, Inc. *	1,148	26,032
Relay Therapeutics, Inc. *	1,285	19,199
REVOLUTION Medicines, Inc. *	852	20,305
Sage Therapeutics, Inc. *	477	18,181
Sana Biotechnology, Inc. * (a)	672	2,655
Twist Bioscience Corp. *	1,099	26,170
Verve Therapeutics, Inc. * (a)	627	12,131
		459,445
Building Products — 1.5%
Advanced Drainage Systems, Inc.	282	23,135
Simpson Manufacturing Co., Inc.	370	32,811
		55,946
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 1.9%
Evercore, Inc., Class A	237	25,781
Focus Financial Partners, Inc., Class A *	1,175	43,798
		69,579
Commercial Services & Supplies — 3.6%
ACV Auctions, Inc., Class A * (a)	2,345	19,255
Casella Waste Systems, Inc., Class A *	687	54,458
MSA Safety, Inc.	393	56,739
		130,452
Communications Equipment — 1.0%
Ciena Corp. *	741	37,786
Construction & Engineering — 2.5%
EMCOR Group, Inc.	102	15,091
MasTec, Inc. *	257	21,925
Valmont Industries, Inc.	167	55,096
		92,112
Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc. * (a)	239	15,071
Electrical Equipment — 2.0%
Bloom Energy Corp., Class A * (a)	1,719	32,876
Shoals Technologies Group, Inc., Class A *	1,583	39,044
		71,920
Electronic Equipment, Instruments & Components — 1.5%
Coherent Corp. *	404	14,182
Fabrinet (Thailand) *	169	21,709
Littelfuse, Inc.	88	19,396
		55,287
Energy Equipment & Services — 1.7%
Cactus, Inc., Class A	1,211	60,844
Equity Real Estate Investment Trusts (REITs) — 2.0%
CubeSmart (a)	636	25,596
Terreno Realty Corp.	811	46,118
		71,714
Food & Staples Retailing — 2.5%
Grocery Outlet Holding Corp. * (a)	1,408	41,104
Performance Food Group Co. *	856	49,948
		91,052
Food Products — 0.8%
Freshpet, Inc. * (a)	519	27,366
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	31

JPMorgan Small Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 6.5%
CONMED Corp.	469	41,519
iRhythm Technologies, Inc. *	408	38,202
Nevro Corp. * (a)	503	19,899
NuVasive, Inc. *	836	34,491
Outset Medical, Inc. *	1,787	46,150
Shockwave Medical, Inc. *	283	58,263
		238,524
Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc. *	595	48,960
Accolade, Inc. *	1,737	13,531
Amedisys, Inc. *	276	23,067
Cano Health, Inc. * (a)	5,675	7,775
		93,333
Health Care Technology — 1.4%
Evolent Health, Inc., Class A *	1,766	49,586
Hotels, Restaurants & Leisure — 6.7%
Boyd Gaming Corp.	482	26,296
Life Time Group Holdings, Inc. * (a)	2,403	28,742
Marriott Vacations Worldwide Corp.	272	36,605
Papa John's International, Inc.	304	25,045
Planet Fitness, Inc., Class A *	660	51,959
Six Flags Entertainment Corp. * (a)	959	22,300
Texas Roadhouse, Inc.	592	53,853
		244,800
Household Durables — 1.3%
Helen of Troy Ltd. * (a)	244	27,003
Sonos, Inc. *	1,256	21,231
		48,234
Insurance — 0.4%
Kinsale Capital Group, Inc.	60	15,583
Interactive Media & Services — 0.4%
Bumble, Inc., Class A * (a)	729	15,346
Internet & Direct Marketing Retail — 0.9%
Global-e Online Ltd. (Israel) * (a)	676	13,951
Xometry, Inc., Class A * (a)	627	20,218
		34,169
IT Services — 3.4%
DigitalOcean Holdings, Inc. * (a)	592	15,065
ExlService Holdings, Inc. *	255	43,146
Flywire Corp. *	498	12,185
INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued
Globant SA *	203	34,206
Remitly Global, Inc. *	1,686	19,306
		123,908
Life Sciences Tools & Services — 0.2%
Personalis, Inc. *	1,538	3,046
Seer, Inc. *	433	2,509
		5,555
Machinery — 3.9%
Chart Industries, Inc. *	262	30,230
Evoqua Water Technologies Corp. *	1,045	41,370
ITT, Inc.	499	40,503
John Bean Technologies Corp.	330	30,121
		142,224
Oil, Gas & Consumable Fuels — 3.7%
Chord Energy Corp.	175	23,962
Matador Resources Co. (a)	1,246	71,304
SM Energy Co.	1,190	41,451
		136,717
Personal Products — 0.2%
elf Beauty, Inc. *	152	8,380
Pharmaceuticals — 2.3%
Arvinas, Inc. *	690	23,621
Intra-Cellular Therapies, Inc. *	552	29,212
Revance Therapeutics, Inc. *	1,757	32,429
		85,262
Professional Services — 1.3%
KBR, Inc.	922	48,702
Road & Rail — 1.1%
Saia, Inc. *	191	40,003
Semiconductors & Semiconductor Equipment — 2.0%
MKS Instruments, Inc. (a)	362	30,688
Power Integrations, Inc.	288	20,646
Wolfspeed, Inc. * (a)	323	22,293
		73,627
Software — 12.6%
Blackline, Inc. *	587	39,466
Clear Secure, Inc., Class A (a)	865	23,738
Confluent, Inc., Class A *	1,044	23,215
Coupa Software, Inc. *	195	15,459
CyberArk Software Ltd. *	346	44,926
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
Elastic NV *	394	20,269
Envestnet, Inc. *	724	44,660
Everbridge, Inc. *	531	15,706
Five9, Inc. *	393	26,702
HashiCorp, Inc., Class A * (a)	1,347	36,821
JFrog Ltd. (Israel) *	811	17,299
New Relic, Inc. *	606	34,198
Paycor HCM, Inc. * (a)	1,061	25,966
SentinelOne, Inc., Class A * (a)	1,374	20,045
Smartsheet, Inc., Class A *	940	37,007
Sprout Social, Inc., Class A *	249	14,056
Vertex, Inc., Class A *	1,522	22,082
		461,615
Specialty Retail — 4.5%
Burlington Stores, Inc. *	163	33,084
Floor & Decor Holdings, Inc., Class A * (a)	290	20,239
Lithia Motors, Inc., Class A	114	23,274
National Vision Holdings, Inc. * (a)	1,637	63,446
Petco Health & Wellness Co., Inc. * (a)	2,639	25,018
		165,061
Technology Hardware, Storage & Peripherals — 0.3%
Super Micro Computer, Inc. *	126	10,337
Trading Companies & Distributors — 5.1%
Air Lease Corp.	743	28,529
Applied Industrial Technologies, Inc.	620	78,177
Rush Enterprises, Inc., Class A	629	32,885
SiteOne Landscape Supply, Inc. * (a)	155	18,234
WESCO International, Inc. *	238	29,806
		187,631
Total Common Stocks (Cost $3,676,276)		3,630,742
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 6.9%
Investment Companies — 1.1%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $38,890)	38,878	38,897
Investment of Cash Collateral from Securities Loaned — 5.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	166,216	166,266
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	47,033	47,033
Total Investment of Cash Collateral from Securities Loaned (Cost $213,266)		213,299
Total Short-Term Investments (Cost $252,156)		252,196
Total Investments — 106.1% (Cost $3,928,432)		3,882,938
Liabilities in Excess of Other Assets — (6.1)%		(224,764)
NET ASSETS — 100.0%		3,658,174

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $208,340.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	33

JPMorgan Small Cap Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%
Auto Components — 2.3%
Visteon Corp. *	15	1,953
Banks — 9.5%
Amalgamated Financial Corp.	98	2,262
Customers Bancorp, Inc. *	14	390
Hilltop Holdings, Inc.	65	1,960
Signature Bank	3	289
Synovus Financial Corp.	39	1,463
Zions Bancorp NA	37	1,812
		8,176
Biotechnology — 8.5%
Apellis Pharmaceuticals, Inc. *	18	931
Fate Therapeutics, Inc. *	33	331
Halozyme Therapeutics, Inc. *	51	2,908
Natera, Inc. *	15	595
Sarepta Therapeutics, Inc. *	20	2,560
		7,325
Building Products — 4.2%
AAON, Inc.	30	2,273
Advanced Drainage Systems, Inc.	6	504
AZEK Co., Inc. (The) *	42	851
		3,628
Capital Markets — 1.4%
Federated Hermes, Inc.	33	1,208
Chemicals — 1.1%
Avient Corp.	26	895
Ginkgo Bioworks Holdings, Inc. *	21	35
		930
Commercial Services & Supplies — 4.4%
ABM Industries, Inc.	15	655
Interface, Inc.	57	568
MillerKnoll, Inc.	54	1,134
Tetra Tech, Inc.	10	1,456
		3,813
Diversified Consumer Services — 0.8%
Coursera, Inc. *	56	663
Electric Utilities — 2.1%
Portland General Electric Co.	37	1,838
Electrical Equipment — 2.8%
Acuity Brands, Inc.	3	571
Bloom Energy Corp., Class A *	14	262
INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — continued
Fluence Energy, Inc. *	11	187
FuelCell Energy, Inc. *	46	128
SunPower Corp. *	69	1,247
		2,395
Electronic Equipment, Instruments & Components — 2.9%
Badger Meter, Inc.	12	1,360
Itron, Inc. *	23	1,165
		2,525
Equity Real Estate Investment Trusts (REITs) — 5.9%
Alexander & Baldwin, Inc.	63	1,181
Hudson Pacific Properties, Inc.	21	202
Kilroy Realty Corp.	21	799
Paramount Group, Inc.	126	751
Rayonier, Inc.	36	1,203
Rexford Industrial Realty, Inc.	17	907
		5,043
Food & Staples Retailing — 2.7%
Sprouts Farmers Market, Inc. *	40	1,276
United Natural Foods, Inc. *	28	1,094
		2,370
Food Products — 2.5%
AppHarvest, Inc. *	48	27
Darling Ingredients, Inc. *	28	1,771
Vital Farms, Inc. *	26	393
		2,191
Health Care Equipment & Supplies — 1.4%
Shockwave Medical, Inc. *	6	1,223
Health Care Providers & Services — 6.5%
AMN Healthcare Services, Inc. *	18	1,792
Encompass Health Corp.	22	1,322
Enhabit, Inc. *	11	150
HealthEquity, Inc. *	28	1,698
Progyny, Inc. *	20	624
		5,586
Health Care Technology — 1.9%
Schrodinger, Inc. *	34	640
Veradigm, Inc. *	56	978
		1,618
Hotels, Restaurants & Leisure — 0.1%
Sweetgreen, Inc., Class A *	12	100
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 2.7%
KB Home	45	1,419
Sonos, Inc. *	51	867
		2,286
Independent Power and Renewable Electricity Producers — 0.2%
Sunnova Energy International, Inc. *	8	144
Insurance — 2.0%
CNO Financial Group, Inc.	74	1,683
Lemonade, Inc. *	2	36
		1,719
Interactive Media & Services — 2.1%
Bumble, Inc., Class A *	42	875
Yelp, Inc. *	33	909
		1,784
Internet & Direct Marketing Retail — 0.5%
Rent the Runway, Inc., Class A *	133	407
ThredUp, Inc., Class A *	38	49
		456
Life Sciences Tools & Services — 0.6%
Azenta, Inc. *	7	435
Singular Genomics Systems, Inc. *	59	118
		553
Machinery — 2.8%
AGCO Corp.	9	1,214
Lindsay Corp.	7	1,156
		2,370
Metals & Mining — 3.6%
Alcoa Corp.	20	919
Constellium SE *	87	1,023
Schnitzer Steel Industries, Inc., Class A	38	1,178
		3,120
Mortgage Real Estate Investment Trusts (REITs) — 1.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	38	1,111
Oil, Gas & Consumable Fuels — 0.6%
Clean Energy Fuels Corp. *	102	530
Personal Products — 0.2%
Honest Co., Inc. (The) *	45	136
INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 4.6%
Huron Consulting Group, Inc. *	31	2,265
ICF International, Inc.	17	1,662
		3,927
Real Estate Management & Development — 1.1%
Cushman & Wakefield plc *	74	920
Semiconductors & Semiconductor Equipment — 1.7%
Power Integrations, Inc.	13	966
Wolfspeed, Inc. *	7	462
		1,428
Software — 2.7%
Everbridge, Inc. *	9	265
NCR Corp. *	38	897
Q2 Holdings, Inc. *	24	649
Workiva, Inc. *	6	479
		2,290
Specialty Retail — 0.4%
Warby Parker, Inc., Class A *	24	322
Textiles, Apparel & Luxury Goods — 6.3%
Allbirds, Inc., Class A *	62	149
Columbia Sportswear Co.	12	1,093
Deckers Outdoor Corp. *	5	2,170
Kontoor Brands, Inc.	33	1,302
Unifi, Inc. *	81	697
		5,411
Trading Companies & Distributors — 2.5%
WESCO International, Inc. *	18	2,196
Water Utilities — 2.3%
American States Water Co.	22	2,018
Total Common Stocks (Cost $103,259)		85,306
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Pharmaceuticals — 0.0% ^
Contra Aduro Biotech I ‡ *(Cost $108)	42	—
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	35

JPMorgan Small Cap Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.4%
Investment Companies — 1.4%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $1,236)	1,236	1,236
Total Investments — 100.6% (Cost $104,603)		86,542
Liabilities in Excess of Other Assets — (0.6)%		(554)
NET ASSETS — 100.0%		85,988

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.2%
Air Freight & Logistics — 1.1%
Atlas Air Worldwide Holdings, Inc. * (a)	31	3,085
Hub Group, Inc., Class A *	139	11,041
Radiant Logistics, Inc. *	88	450
		14,576
Airlines — 0.3%
Hawaiian Holdings, Inc. *	42	435
SkyWest, Inc. *	200	3,302
		3,737
Auto Components — 0.4%
Adient plc *	104	3,625
American Axle & Manufacturing Holdings, Inc. *	41	319
Dana, Inc.	105	1,586
		5,530
Banks — 17.5%
American National Bankshares, Inc.	11	414
Ameris Bancorp	73	3,422
Associated Banc-Corp.	132	3,048
Atlantic Union Bankshares Corp.	77	2,713
Banc of California, Inc.	93	1,486
Bancorp, Inc. (The) *	27	763
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	89	2,665
BankUnited, Inc.	18	608
Banner Corp.	20	1,232
Brookline Bancorp, Inc.	230	3,249
Business First Bancshares, Inc.	75	1,667
Byline Bancorp, Inc.	152	3,482
Cadence Bank	14	342
Capital City Bank Group, Inc.	25	812
Capstar Financial Holdings, Inc.	133	2,343
Cathay General Bancorp	29	1,199
Central Pacific Financial Corp.	72	1,466
Civista Bancshares, Inc.	17	381
Columbia Banking System, Inc. (a)	87	2,624
Community Trust Bancorp, Inc.	56	2,561
ConnectOne Bancorp, Inc.	250	6,052
Customers Bancorp, Inc. * (a)	117	3,316
CVB Financial Corp.	268	6,893
Eastern Bankshares, Inc.	289	4,984
Enterprise Financial Services Corp.	98	4,808
Equity Bancshares, Inc., Class A	33	1,088
FB Financial Corp.	24	857
Financial Institutions, Inc.	32	787
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
First Bancorp	12	505
First BanCorp (Puerto Rico)	329	4,184
First Bancshares, Inc. (The)	20	640
First Citizens BancShares, Inc., Class A	4	2,821
First Commonwealth Financial Corp.	330	4,617
First Financial Corp.	67	3,110
First Internet Bancorp	44	1,068
First Interstate BancSystem, Inc., Class A	107	4,124
First Merchants Corp.	102	4,210
First Western Financial, Inc. *	9	253
FNB Corp.	54	709
Glacier Bancorp, Inc.	43	2,135
Hancock Whitney Corp.	224	10,816
Heritage Commerce Corp.	185	2,408
Home BancShares, Inc.	130	2,954
HomeTrust Bancshares, Inc.	57	1,378
Independent Bank Corp.	28	2,373
Independent Bank Corp.	26	615
Mercantile Bank Corp.	9	295
Metropolitan Bank Holding Corp. *	10	581
Mid Penn Bancorp, Inc.	16	477
Midland States Bancorp, Inc.	44	1,182
MVB Financial Corp.	12	258
National Bank Holdings Corp., Class A	58	2,427
Nicolet Bankshares, Inc. *	9	702
OceanFirst Financial Corp.	620	13,181
OFG Bancorp (Puerto Rico)	383	10,561
Old National Bancorp	794	14,277
Old Second Bancorp, Inc.	311	4,988
Origin Bancorp, Inc.	16	587
Orrstown Financial Services, Inc.	20	456
Peapack-Gladstone Financial Corp.	98	3,662
Peoples Bancorp, Inc.	8	232
Pinnacle Financial Partners, Inc.	33	2,393
Preferred Bank	6	478
Premier Financial Corp.	39	1,049
QCR Holdings, Inc.	68	3,366
Republic Bancorp, Inc., Class A	14	561
Sandy Spring Bancorp, Inc.	32	1,127
Sierra Bancorp	23	499
Simmons First National Corp., Class A	53	1,135
SmartFinancial, Inc.	38	1,039
South Plains Financial, Inc.	10	264
SouthState Corp.	131	10,008
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	37

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Banks — continued
TriCo Bancshares	45	2,320
Trustmark Corp.	30	1,047
UMB Financial Corp.	48	4,017
United Community Banks, Inc.	23	771
Veritex Holdings, Inc.	367	10,314
Washington Federal, Inc.	134	4,496
Webster Financial Corp.	13	592
WesBanco, Inc.	13	466
Western Alliance Bancorp	62	3,717
Wintrust Financial Corp.	69	5,840
		223,547
Beverages — 0.3%
Primo Water Corp.	208	3,232
Biotechnology — 6.6%
2seventy bio, Inc. *	62	585
Agios Pharmaceuticals, Inc. *	95	2,665
Allovir, Inc. * (a)	341	1,747
Arcellx, Inc. *	168	5,217
Arcus Biosciences, Inc. *	219	4,522
BioCryst Pharmaceuticals, Inc. * (a)	167	1,918
Biohaven Ltd. *	5	75
Bluebird Bio, Inc. * (a)	187	1,295
CTI BioPharma Corp. * (a)	314	1,885
Cytokinetics, Inc. *	69	3,143
Enanta Pharmaceuticals, Inc. *	13	614
EQRx, Inc. * (a)	613	1,507
Fate Therapeutics, Inc. * (a)	66	665
Iovance Biotherapeutics, Inc. *	91	580
iTeos Therapeutics, Inc. *	169	3,310
IVERIC bio, Inc. *	245	5,246
Kezar Life Sciences, Inc. * (a)	452	3,179
Kymera Therapeutics, Inc. * (a)	206	5,152
Lexicon Pharmaceuticals, Inc. *	1,360	2,598
Lyell Immunopharma, Inc. * (a)	232	805
MoonLake Immunotherapeutics *	19	205
Nuvalent, Inc., Class A * (a)	236	7,016
Prothena Corp. plc (Ireland) *	101	6,073
REGENXBIO, Inc. *	152	3,436
Relay Therapeutics, Inc. *	258	3,858
SpringWorks Therapeutics, Inc. * (a)	138	3,597
Travere Therapeutics, Inc. *	217	4,557
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Twist Bioscience Corp. *	204	4,869
Veracyte, Inc. *	146	3,462
		83,781
Building Products — 0.6%
Resideo Technologies, Inc. *	95	1,553
UFP Industries, Inc.	80	6,364
		7,917
Capital Markets — 1.5%
AssetMark Financial Holdings, Inc. *	44	1,019
BGC Partners, Inc., Class A	166	624
Blucora, Inc. *	208	5,318
Cowen, Inc., Class A	30	1,147
Donnelley Financial Solutions, Inc. *	45	1,739
Piper Sandler Cos.	9	1,211
Stifel Financial Corp.	31	1,809
StoneX Group, Inc. *	30	2,849
Victory Capital Holdings, Inc., Class A	36	974
Virtus Investment Partners, Inc.	14	2,642
		19,332
Chemicals — 0.9%
AdvanSix, Inc.	54	2,042
Avient Corp.	51	1,728
Ecovyst, Inc. *	54	477
HB Fuller Co.	28	2,027
Minerals Technologies, Inc.	33	1,992
Tronox Holdings plc, Class A	245	3,357
		11,623
Commercial Services & Supplies — 1.8%
ABM Industries, Inc.	184	8,164
ACCO Brands Corp.	426	2,381
Cimpress plc (Ireland) *	5	138
Ennis, Inc.	33	725
Heritage-Crystal Clean, Inc. *	51	1,665
MillerKnoll, Inc.	373	7,839
Steelcase, Inc., Class A	268	1,898
		22,810
Communications Equipment — 1.4%
Aviat Networks, Inc. *	26	817
Calix, Inc. *	149	10,183
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Communications Equipment — continued
Comtech Telecommunications Corp.	378	4,591
NETGEAR, Inc. *	134	2,423
		18,014
Construction & Engineering — 1.4%
Argan, Inc.	147	5,410
Comfort Systems USA, Inc.	26	2,946
MasTec, Inc. *	47	4,062
MYR Group, Inc. *	45	4,134
Primoris Services Corp.	81	1,784
		18,336
Construction Materials — 0.3%
Summit Materials, Inc., Class A *	114	3,228
Consumer Finance — 1.7%
Bread Financial Holdings, Inc.	120	4,519
Encore Capital Group, Inc. * (a)	123	5,921
Enova International, Inc. *	98	3,764
Green Dot Corp., Class A *	46	723
LendingClub Corp. *	102	897
PROG Holdings, Inc. *	329	5,555
		21,379
Containers & Packaging — 0.3%
Greif, Inc., Class A	36	2,428
Myers Industries, Inc.	17	369
O-I Glass, Inc. *	69	1,148
		3,945
Diversified Consumer Services — 0.4%
2U, Inc. *	586	3,672
Stride, Inc. * (a)	58	1,821
		5,493
Diversified Financial Services — 0.2%
Jackson Financial, Inc., Class A (a)	66	2,279
Diversified Telecommunication Services — 0.7%
EchoStar Corp., Class A *	228	3,803
Liberty Latin America Ltd., Class A (Puerto Rico) *	89	674
Liberty Latin America Ltd., Class C (Puerto Rico) *	538	4,087
		8,564
Electric Utilities — 1.1%
IDACORP, Inc.	45	4,842
Otter Tail Corp.	17	1,004
INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued
Portland General Electric Co.	164	8,026
Via Renewables, Inc. (a)	71	366
		14,238
Electrical Equipment — 0.6%
Encore Wire Corp.	37	5,035
Powell Industries, Inc.	80	2,835
		7,870
Electronic Equipment, Instruments & Components — 1.8%
Belden, Inc.	45	3,257
Benchmark Electronics, Inc. (a)	135	3,613
Knowles Corp. *	323	5,302
OSI Systems, Inc. *	82	6,513
ScanSource, Inc. *	153	4,468
		23,153
Energy Equipment & Services — 0.9%
Bristow Group, Inc. *	13	349
ChampionX Corp.	91	2,658
Helmerich & Payne, Inc.	63	3,128
Nabors Industries Ltd. *	3	434
NexTier Oilfield Solutions, Inc. *	188	1,736
Patterson-UTI Energy, Inc.	82	1,384
Solaris Oilfield Infrastructure, Inc., Class A	70	693
US Silica Holdings, Inc. *	69	859
		11,241
Entertainment — 0.1%
Lions Gate Entertainment Corp., Class A *	106	607
Equity Real Estate Investment Trusts (REITs) — 9.1%
Acadia Realty Trust	145	2,085
Agree Realty Corp.	220	15,606
Alexander & Baldwin, Inc.	47	880
American Assets Trust, Inc.	36	943
Apple Hospitality REIT, Inc.	309	4,878
Armada Hoffler Properties, Inc.	76	868
Broadstone Net Lease, Inc. (a)	70	1,128
Centerspace	27	1,572
City Office REIT, Inc.	48	399
Corporate Office Properties Trust	135	3,499
CTO Realty Growth, Inc.	53	972
DiamondRock Hospitality Co.	302	2,476
Equity Commonwealth	163	4,070
Essential Properties Realty Trust, Inc.	113	2,657
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	39

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
First Industrial Realty Trust, Inc.	28	1,342
Getty Realty Corp.	68	2,313
Global Medical REIT, Inc.	57	537
Healthcare Realty Trust, Inc.	223	4,291
Independence Realty Trust, Inc. (a)	350	5,908
Kite Realty Group Trust	208	4,376
Macerich Co. (The)	223	2,511
NETSTREIT Corp.	102	1,877
NexPoint Residential Trust, Inc.	5	227
Paramount Group, Inc.	116	687
Pebblebrook Hotel Trust (a)	55	732
Phillips Edison & Co., Inc.	51	1,637
Physicians Realty Trust	243	3,519
Piedmont Office Realty Trust, Inc., Class A	215	1,975
Plymouth Industrial REIT, Inc.	29	552
PotlatchDeltic Corp.	135	5,952
Retail Opportunity Investments Corp.	47	703
RLJ Lodging Trust	401	4,251
Ryman Hospitality Properties, Inc.	73	5,954
Sabra Health Care REIT, Inc.	304	3,775
SITE Centers Corp.	365	4,993
STAG Industrial, Inc.	233	7,535
Terreno Realty Corp.	45	2,582
UMH Properties, Inc.	160	2,573
Uniti Group, Inc.	339	1,874
Xenia Hotels & Resorts, Inc.	119	1,564
		116,273
Food & Staples Retailing — 0.7%
Andersons, Inc. (The)	83	2,883
SpartanNash Co.	24	735
Sprouts Farmers Market, Inc. *	118	3,829
United Natural Foods, Inc. *	33	1,258
		8,705
Food Products — 0.5%
Darling Ingredients, Inc. *	100	6,265
Gas Utilities — 2.0%
Brookfield Infrastructure Corp., Class A (Canada)	30	1,173
Chesapeake Utilities Corp.	11	1,359
New Jersey Resources Corp.	239	11,864
Northwest Natural Holding Co.	77	3,669
ONE Gas, Inc.	33	2,484
INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — continued
Southwest Gas Holdings, Inc.	5	285
Spire, Inc.	65	4,448
		25,282
Health Care Equipment & Supplies — 1.5%
Alphatec Holdings, Inc. *	406	5,010
AngioDynamics, Inc. *	82	1,131
Bioventus, Inc., Class A *	135	352
Cue Health, Inc. * (a)	117	243
Embecta Corp.	90	2,271
Inari Medical, Inc. * (a)	48	3,051
SeaSpine Holdings Corp. *	218	1,816
Sight Sciences, Inc. * (a)	240	2,935
Utah Medical Products, Inc.	10	1,035
Varex Imaging Corp. *	52	1,060
		18,904
Health Care Providers & Services — 0.6%
AdaptHealth Corp. *	284	5,464
Fulgent Genetics, Inc. *	78	2,314
		7,778
Health Care Technology — 2.0%
Computer Programs and Systems, Inc. *	128	3,492
Evolent Health, Inc., Class A *	168	4,720
Health Catalyst, Inc. *	547	5,817
Phreesia, Inc. *	81	2,621
Veradigm, Inc. *	521	9,180
		25,830
Hotels, Restaurants & Leisure — 1.3%
Bloomin' Brands, Inc.	118	2,380
Bluegreen Vacations Holding Corp. (a)	123	3,063
Dine Brands Global, Inc.	57	3,676
Full House Resorts, Inc. *	245	1,846
Light & Wonder, Inc. *	25	1,447
Marriott Vacations Worldwide Corp.	21	2,759
SeaWorld Entertainment, Inc. *	23	1,258
		16,429
Household Durables — 2.0%
GoPro, Inc., Class A *	815	4,059
Lifetime Brands, Inc.	38	286
Meritage Homes Corp. *	65	6,030
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — continued
Taylor Morrison Home Corp. *	336	10,191
Tri Pointe Homes, Inc. *	276	5,127
		25,693
Household Products — 0.5%
Central Garden & Pet Co., Class A *	190	6,801
Independent Power and Renewable Electricity Producers — 0.6%
Clearway Energy, Inc.	120	3,575
Clearway Energy, Inc., Class C	119	3,793
		7,368
Insurance — 1.4%
American Equity Investment Life Holding Co.	94	4,297
CNO Financial Group, Inc.	61	1,387
Employers Holdings, Inc.	61	2,609
James River Group Holdings Ltd.	64	1,349
RLI Corp.	30	3,925
Stewart Information Services Corp.	110	4,705
		18,272
Interactive Media & Services — 0.4%
Cars.com, Inc. *	68	942
QuinStreet, Inc. *	133	1,903
Yelp, Inc. *	88	2,406
		5,251
IT Services — 0.6%
IBEX Holdings Ltd. *	30	745
Information Services Group, Inc.	826	3,799
Repay Holdings Corp. *	347	2,797
		7,341
Leisure Products — 0.3%
Topgolf Callaway Brands Corp. *	210	4,149
Life Sciences Tools & Services — 0.3%
NeoGenomics, Inc. *	250	2,310
Pacific Biosciences of California, Inc. * (a)	253	2,073
		4,383
Machinery — 2.0%
3D Systems Corp. *	341	2,523
AGCO Corp.	44	6,144
Albany International Corp., Class A	14	1,410
EnPro Industries, Inc.	11	1,217
Greenbrier Cos., Inc. (The)	148	4,946
Luxfer Holdings plc (United Kingdom)	26	359
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Mueller Industries, Inc.	54	3,186
Terex Corp.	58	2,448
Wabash National Corp. (a)	118	2,661
		24,894
Marine — 0.4%
Matson, Inc.	67	4,195
Safe Bulkers, Inc. (Greece) (a)	191	556
		4,751
Media — 0.8%
AMC Networks, Inc., Class A *	169	2,650
Entravision Communications Corp., Class A	266	1,276
Gray Television, Inc.	328	3,668
John Wiley & Sons, Inc., Class A	57	2,311
		9,905
Metals & Mining — 1.5%
Arconic Corp. *	156	3,290
ATI, Inc. * (a)	30	884
Commercial Metals Co.	201	9,689
Constellium SE *	156	1,846
Materion Corp.	9	805
Olympic Steel, Inc.	12	416
Schnitzer Steel Industries, Inc., Class A	58	1,790
Warrior Met Coal, Inc.	17	599
		19,319
Mortgage Real Estate Investment Trusts (REITs) — 2.5%
Arbor Realty Trust, Inc. (a)	159	2,099
Ares Commercial Real Estate Corp. (a)	358	3,686
Blackstone Mortgage Trust, Inc., Class A	369	7,812
Dynex Capital, Inc. (a)	449	5,716
Ellington Financial, Inc.	63	781
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	38	1,110
KKR Real Estate Finance Trust, Inc. (a)	277	3,868
Ladder Capital Corp.	404	4,054
Ready Capital Corp. (a)	77	852
Redwood Trust, Inc. (a)	125	846
TPG RE Finance Trust, Inc.	163	1,105
		31,929
Multi-Utilities — 0.8%
Avista Corp.	78	3,454
Black Hills Corp.	42	2,940
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	41

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Multi-Utilities — continued
NorthWestern Corp.	35	2,059
Unitil Corp.	34	1,749
		10,202
Oil, Gas & Consumable Fuels — 4.0%
Antero Resources Corp. *	17	530
Arch Resources, Inc.	23	3,256
Berry Corp.	28	228
Chord Energy Corp.	38	5,200
CNX Resources Corp. *	63	1,064
CONSOL Energy, Inc.	9	572
CVR Energy, Inc.	62	1,946
Delek US Holdings, Inc.	66	1,774
Dorian LPG Ltd.	162	3,062
Green Plains, Inc. *	125	3,816
Murphy Oil Corp.	190	8,168
Ovintiv, Inc.	150	7,626
Par Pacific Holdings, Inc. *	32	737
PBF Energy, Inc., Class A	18	718
Peabody Energy Corp. *	143	3,781
Range Resources Corp.	48	1,196
REX American Resources Corp. *	43	1,376
SM Energy Co.	51	1,773
Talos Energy, Inc. *	43	808
W&T Offshore, Inc. *	31	176
World Fuel Services Corp.	100	2,727
		50,534
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	11	669
Personal Products — 0.7%
Edgewell Personal Care Co.	98	3,785
Herbalife Nutrition Ltd. * (a)	377	5,602
		9,387
Pharmaceuticals — 0.5%
CinCor Pharma, Inc. * (a)	99	1,217
Intra-Cellular Therapies, Inc. *	51	2,667
NGM Biopharmaceuticals, Inc. * (a)	183	918
Supernus Pharmaceuticals, Inc. *	51	1,830
		6,632
Professional Services — 2.8%
Barrett Business Services, Inc.	82	7,595
Heidrick & Struggles International, Inc.	64	1,801
INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — continued
Huron Consulting Group, Inc. *	58	4,211
Insperity, Inc.	5	579
KBR, Inc. (a)	132	6,938
Kelly Services, Inc., Class A (a)	299	5,055
Korn Ferry	86	4,343
TrueBlue, Inc. *	277	5,430
		35,952
Real Estate Management & Development — 0.4%
Anywhere Real Estate, Inc. *	188	1,198
Forestar Group, Inc. *	147	2,265
Kennedy-Wilson Holdings, Inc.	128	2,018
		5,481
Road & Rail — 0.9%
ArcBest Corp.	106	7,431
Covenant Logistics Group, Inc.	20	684
Heartland Express, Inc.	118	1,812
Werner Enterprises, Inc.	21	850
		10,777
Semiconductors & Semiconductor Equipment — 0.9%
ACM Research, Inc., Class A *	349	2,693
Cohu, Inc. *	168	5,394
Veeco Instruments, Inc. *	200	3,707
		11,794
Software — 1.2%
eGain Corp. *	394	3,560
LiveRamp Holdings, Inc. *	340	7,979
Marathon Digital Holdings, Inc. * (a)	80	272
Riot Blockchain, Inc. * (a)	327	1,108
SecureWorks Corp., Class A *	39	249
SolarWinds Corp. *	21	198
Upland Software, Inc. *	227	1,618
		14,984
Specialty Retail — 3.0%
Abercrombie & Fitch Co., Class A *	25	577
Academy Sports & Outdoors, Inc.	226	11,895
Bed Bath & Beyond, Inc. * (a)	56	140
Conn's, Inc. * (a)	164	1,131
Genesco, Inc. *	21	943
MarineMax, Inc. *	145	4,536
ODP Corp. (The) *	96	4,390
Sally Beauty Holdings, Inc. *	217	2,721
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Signet Jewelers Ltd.	104	7,045
Sleep Number Corp. * (a)	23	595
Sonic Automotive, Inc., Class A (a)	61	2,991
Zumiez, Inc. *	64	1,387
		38,351
Technology Hardware, Storage & Peripherals — 1.0%
Avid Technology, Inc. *	109	2,896
Xerox Holdings Corp.	688	10,043
		12,939
Textiles, Apparel & Luxury Goods — 0.2%
G-III Apparel Group Ltd. *	157	2,147
Wolverine World Wide, Inc.	79	865
		3,012
Thrifts & Mortgage Finance — 3.1%
Axos Financial, Inc. *	88	3,348
Capitol Federal Financial, Inc.	127	1,101
Essent Group Ltd.	232	9,044
Kearny Financial Corp.	139	1,411
Luther Burbank Corp.	11	121
Merchants Bancorp	122	2,963
Mr. Cooper Group, Inc. *	109	4,366
NMI Holdings, Inc., Class A *	182	3,814
Northfield Bancorp, Inc.	215	3,385
PennyMac Financial Services, Inc.	31	1,757
Radian Group, Inc.	408	7,783
Waterstone Financial, Inc.	22	372
		39,465
Trading Companies & Distributors — 3.2%
BlueLinx Holdings, Inc. *	46	3,241
Boise Cascade Co.	60	4,113
GATX Corp.	12	1,276
GMS, Inc. *	98	4,866
MRC Global, Inc. *	326	3,778
NOW, Inc. *	634	8,044
Rush Enterprises, Inc., Class A	107	5,610
Titan Machinery, Inc. *	49	1,959
Veritiv Corp.	15	1,810
WESCO International, Inc. *	49	6,172
		40,869
INVESTMENTS	SHARES (000)	VALUE ($000)

Water Utilities — 0.3%
American States Water Co.	41	3,813
Wireless Telecommunication Services — 0.2%
Gogo, Inc. *	194	2,868
Total Common Stocks (Cost $1,157,611)		1,227,683
Short-Term Investments — 6.4%
Investment Companies — 3.5%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $44,813)	44,802	44,825
Investment of Cash Collateral from Securities Loaned — 2.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	30,585	30,594
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	6,513	6,513
Total Investment of Cash Collateral from Securities Loaned (Cost $37,099)		37,107
Total Short-Term Investments (Cost $81,912)		81,932
Total Investments — 102.6% (Cost $1,239,523)		1,309,615
Liabilities in Excess of Other Assets — (2.6)%		(33,269)
NET ASSETS — 100.0%		1,276,346

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $36,052.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	43

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	490	03/17/2023	USD	43,394	(688)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan SMID Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%
Aerospace & Defense — 0.9%
Woodward, Inc.	27	2,617
Airlines — 0.6%
Alaska Air Group, Inc. *	44	1,907
Auto Components — 0.4%
LCI Industries	14	1,333
Automobiles — 0.2%
Thor Industries, Inc.	10	735
Banks — 6.7%
Commerce Bancshares, Inc.	33	2,237
Cullen/Frost Bankers, Inc.	21	2,848
ServisFirst Bancshares, Inc.	36	2,476
Signature Bank	24	2,790
SVB Financial Group *	14	3,109
Western Alliance Bancorp	58	3,463
Wintrust Financial Corp.	38	3,209
		20,132
Building Products — 4.0%
Fortune Brands Innovations, Inc.	66	3,746
Hayward Holdings, Inc. * (a)	215	2,019
Lennox International, Inc.	14	3,441
Simpson Manufacturing Co., Inc.	32	2,860
		12,066
Capital Markets — 8.7%
Cboe Global Markets, Inc.	27	3,358
Evercore, Inc., Class A	32	3,475
FactSet Research Systems, Inc.	8	3,332
Focus Financial Partners, Inc., Class A *	84	3,121
LPL Financial Holdings, Inc.	18	3,836
Moelis & Co., Class A	72	2,763
Morningstar, Inc.	15	3,366
StepStone Group, Inc., Class A	122	3,078
		26,329
Chemicals — 1.7%
Axalta Coating Systems Ltd. *	120	3,069
Perimeter Solutions SA * (a)	214	1,955
		5,024
Commercial Services & Supplies — 6.3%
Driven Brands Holdings, Inc. *	119	3,249
IAA, Inc. *	56	2,230
MSA Safety, Inc.	30	4,331
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Ritchie Bros Auctioneers, Inc. (Canada)	43	2,512
Stericycle, Inc. *	64	3,195
Waste Connections, Inc.	27	3,547
		19,064
Construction & Engineering — 1.6%
WillScot Mobile Mini Holdings Corp. *	104	4,684
Containers & Packaging — 2.2%
AptarGroup, Inc.	31	3,467
Crown Holdings, Inc.	38	3,095
		6,562
Distributors — 2.6%
LKQ Corp.	70	3,759
Pool Corp.	14	4,167
		7,926
Diversified Consumer Services — 1.1%
Bright Horizons Family Solutions, Inc. *	52	3,273
Electrical Equipment — 0.7%
Generac Holdings, Inc. *	22	2,207
Electronic Equipment, Instruments & Components — 1.1%
Cognex Corp.	71	3,339
Equity Real Estate Investment Trusts (REITs) — 6.1%
CubeSmart	84	3,382
EastGroup Properties, Inc.	24	3,627
Mid-America Apartment Communities, Inc.	20	3,135
National Retail Properties, Inc.	72	3,280
Outfront Media, Inc.	167	2,777
Ryman Hospitality Properties, Inc.	25	2,008
		18,209
Food & Staples Retailing — 3.4%
BJ's Wholesale Club Holdings, Inc. *	52	3,414
Casey's General Stores, Inc.	12	2,750
Performance Food Group Co. *	71	4,128
		10,292
Food Products — 1.1%
Lamb Weston Holdings, Inc.	36	3,198
Gas Utilities — 1.0%
Atmos Energy Corp.	28	3,116
Health Care Equipment & Supplies — 2.9%
ICU Medical, Inc. *	17	2,628
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	45

JPMorgan SMID Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — continued
QuidelOrtho Corp. *	28	2,422
STERIS plc	19	3,581
		8,631
Health Care Providers & Services — 4.5%
Chemed Corp.	7	3,272
Encompass Health Corp.	71	4,252
HealthEquity, Inc. *	44	2,734
Molina Healthcare, Inc. *	10	3,412
		13,670
Health Care Technology — 1.1%
Certara, Inc. *	120	1,924
Definitive Healthcare Corp. *	134	1,472
		3,396
Hotels, Restaurants & Leisure — 3.5%
Planet Fitness, Inc., Class A *	44	3,494
Vail Resorts, Inc.	16	3,823
Wendy's Co. (The)	148	3,339
		10,656
Household Products — 0.8%
Reynolds Consumer Products, Inc.	85	2,538
Insurance — 1.9%
Kinsale Capital Group, Inc.	10	2,491
RLI Corp.	24	3,175
		5,666
IT Services — 4.1%
Broadridge Financial Solutions, Inc.	20	2,696
Jack Henry & Associates, Inc.	14	2,341
SS&C Technologies Holdings, Inc.	59	3,062
WEX, Inc. *	26	4,304
		12,403
Leisure Products — 1.3%
Brunswick Corp.	53	3,797
Life Sciences Tools & Services — 1.7%
Syneos Health, Inc. *	52	1,899
West Pharmaceutical Services, Inc.	13	3,078
		4,977
Machinery — 6.9%
Douglas Dynamics, Inc.	58	2,092
Hillman Solutions Corp. *	315	2,270
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
IDEX Corp.	9	2,079
Lincoln Electric Holdings, Inc.	29	4,234
Nordson Corp.	13	3,141
RBC Bearings, Inc. *	14	2,993
Toro Co. (The)	35	3,944
		20,753
Pharmaceuticals — 0.7%
Catalent, Inc. *	50	2,239
Professional Services — 2.0%
First Advantage Corp. *	178	2,315
TransUnion	63	3,548
		5,863
Real Estate Management & Development — 1.0%
Cushman & Wakefield plc *	235	2,928
Road & Rail — 2.2%
Knight-Swift Transportation Holdings, Inc.	49	2,563
Landstar System, Inc.	18	2,965
Lyft, Inc., Class A *	89	979
		6,507
Semiconductors & Semiconductor Equipment — 3.5%
Allegro MicroSystems, Inc. (Japan) *	83	2,487
Entegris, Inc.	31	2,023
Power Integrations, Inc.	52	3,768
Teradyne, Inc.	25	2,179
		10,457
Software — 7.2%
Black Knight, Inc. *	56	3,448
Clearwater Analytics Holdings, Inc., Class A *	147	2,750
Envestnet, Inc. *	43	2,663
Guidewire Software, Inc. *	38	2,404
Manhattan Associates, Inc. *	24	2,882
nCino, Inc. *	86	2,272
Q2 Holdings, Inc. *	70	1,887
Tyler Technologies, Inc. *	10	3,365
		21,671
Specialty Retail — 1.1%
Burlington Stores, Inc. *	16	3,306
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Textiles, Apparel & Luxury Goods — 0.6%
Carter's, Inc.	22	1,662
Total Common Stocks (Cost $289,633)		293,133
Short-Term Investments — 3.5%
Investment Companies — 3.5%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $10,553)	10,549	10,555
Investment of Cash Collateral from Securities Loaned — 0.0% ^
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c) (Cost $53)	53	53
Total Short-Term Investments (Cost $10,606)		10,608
Total Investments — 100.9% (Cost $300,239)		303,741
Liabilities in Excess of Other Assets — (0.9)%		(2,564)
NET ASSETS — 100.0%		301,177

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $50.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	47

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%
Air Freight & Logistics — 0.9%
Atlas Air Worldwide Holdings, Inc. *	24	2,414
Hub Group, Inc., Class A *	59	4,685
Radiant Logistics, Inc. *	57	293
		7,392
Airlines — 0.1%
SkyWest, Inc. *	70	1,148
Auto Components — 0.1%
Goodyear Tire & Rubber Co. (The) *	12	122
Lear Corp.	8	938
		1,060
Automobiles — 0.0% ^
Winnebago Industries, Inc. (a)	2	109
Banks — 10.4%
Ameris Bancorp	23	1,092
Atlantic Union Bankshares Corp.	11	397
Banc of California, Inc.	21	331
Bancorp, Inc. (The) *	21	591
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	44	1,316
Banner Corp.	19	1,200
Brookline Bancorp, Inc.	184	2,598
Business First Bancshares, Inc.	29	633
Byline Bancorp, Inc.	58	1,340
Cadence Bank	15	363
Capital City Bank Group, Inc.	24	779
Capstar Financial Holdings, Inc.	58	1,022
Cathay General Bancorp	3	130
Central Pacific Financial Corp.	22	447
Coastal Financial Corp. *	14	683
Columbia Banking System, Inc.	73	2,202
ConnectOne Bancorp, Inc.	143	3,452
Customers Bancorp, Inc. *	43	1,215
CVB Financial Corp.	124	3,195
Eastern Bankshares, Inc.	319	5,507
Enterprise Financial Services Corp.	21	1,019
Equity Bancshares, Inc., Class A	16	530
FB Financial Corp.	12	422
Financial Institutions, Inc.	6	141
First Bancorp	3	129
First BanCorp (Puerto Rico)	68	862
First Bancshares, Inc. (The)	6	199
First Citizens BancShares, Inc., Class A	1	978
First Commonwealth Financial Corp.	94	1,314
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
First Financial Corp.	14	664
First Interstate BancSystem, Inc., Class A	21	816
First Merchants Corp.	59	2,436
First Western Financial, Inc. *	3	79
FNB Corp.	31	403
Glacier Bancorp, Inc.	15	724
Hancock Whitney Corp.	50	2,404
HarborOne Bancorp, Inc.	25	348
Heritage Commerce Corp.	84	1,092
Home BancShares, Inc.	16	355
HomeTrust Bancshares, Inc.	19	453
Independent Bank Corp.	12	1,039
Independent Bank Corp.	27	637
Mercantile Bank Corp.	5	182
Metropolitan Bank Holding Corp. *	4	230
Mid Penn Bancorp, Inc.	5	165
MVB Financial Corp.	2	55
National Bank Holdings Corp., Class A	20	825
Nicolet Bankshares, Inc. *	2	165
OceanFirst Financial Corp.	318	6,756
OFG Bancorp (Puerto Rico)	130	3,592
Old National Bancorp	177	3,178
Old Second Bancorp, Inc.	104	1,670
Origin Bancorp, Inc.	6	221
Peapack-Gladstone Financial Corp.	31	1,159
Peoples Bancorp, Inc.	9	249
Pinnacle Financial Partners, Inc.	23	1,693
Popular, Inc. (Puerto Rico)	62	4,085
Premier Financial Corp.	10	272
QCR Holdings, Inc.	30	1,502
Republic Bancorp, Inc., Class A	3	136
Sandy Spring Bancorp, Inc.	5	192
Simmons First National Corp., Class A	18	400
SmartFinancial, Inc.	21	586
South Plains Financial, Inc.	3	84
SouthState Corp.	59	4,482
TriCo Bancshares	25	1,265
UMB Financial Corp.	7	573
Veritex Holdings, Inc.	134	3,751
Washington Federal, Inc.	55	1,831
Western Alliance Bancorp	30	1,792
Wintrust Financial Corp.	42	3,555
		90,183
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Beverages — 0.5%
Coca-Cola Consolidated, Inc.	2	1,224
Primo Water Corp.	182	2,826
		4,050
Biotechnology — 7.4%
2seventy bio, Inc. * (a)	128	1,199
ACADIA Pharmaceuticals, Inc. *	43	692
Alkermes plc *	53	1,379
Amicus Therapeutics, Inc. *	413	5,040
Apellis Pharmaceuticals, Inc. *	35	1,833
Arrowhead Pharmaceuticals, Inc. *	41	1,669
Atara Biotherapeutics, Inc. *	237	777
Beam Therapeutics, Inc. * (a)	24	958
Biohaven Ltd. *	6	81
Bluebird Bio, Inc. * (a)	13	92
Bridgebio Pharma, Inc. *	23	175
CareDx, Inc. *	58	657
Catalyst Pharmaceuticals, Inc. *	546	10,157
Coherus Biosciences, Inc. * (a)	344	2,724
CTI BioPharma Corp. * (a)	261	1,566
Decibel Therapeutics, Inc. * (a)	2	4
Eiger BioPharmaceuticals, Inc. *	73	86
Emergent BioSolutions, Inc. *	5	62
Enanta Pharmaceuticals, Inc. *	46	2,141
Fate Therapeutics, Inc. * (a)	124	1,254
Heron Therapeutics, Inc. * (a)	139	346
Insmed, Inc. *	11	216
Intellia Therapeutics, Inc. *	42	1,455
Intercept Pharmaceuticals, Inc. * (a)	129	1,601
iTeos Therapeutics, Inc. *	182	3,547
Kura Oncology, Inc. *	171	2,121
Kymera Therapeutics, Inc. * (a)	47	1,175
Protagonist Therapeutics, Inc. *	68	740
Relay Therapeutics, Inc. *	151	2,256
Replimune Group, Inc. *	105	2,861
REVOLUTION Medicines, Inc. *	90	2,151
Sana Biotechnology, Inc. * (a)	1	4
Sutro Biopharma, Inc. *	11	92
Syndax Pharmaceuticals, Inc. *	123	3,137
TG Therapeutics, Inc. * (a)	133	1,573
Travere Therapeutics, Inc. *	117	2,452
Twist Bioscience Corp. *	47	1,118
Tyra Biosciences, Inc. * (a)	176	1,337
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Xencor, Inc. *	126	3,270
Y-mAbs Therapeutics, Inc. *	3	15
		64,013
Building Products — 0.7%
Resideo Technologies, Inc. *	47	782
UFP Industries, Inc.	67	5,288
		6,070
Capital Markets — 1.8%
AssetMark Financial Holdings, Inc. *	24	557
Blucora, Inc. *	114	2,908
Cowen, Inc., Class A	11	401
Donnelley Financial Solutions, Inc. *	31	1,199
Focus Financial Partners, Inc., Class A *	57	2,136
Houlihan Lokey, Inc.	15	1,276
Piper Sandler Cos.	3	426
PJT Partners, Inc., Class A	47	3,448
Stifel Financial Corp.	14	829
StoneX Group, Inc. *	16	1,501
Victory Capital Holdings, Inc., Class A	22	582
Virtus Investment Partners, Inc.	2	448
		15,711
Chemicals — 2.0%
AdvanSix, Inc.	31	1,154
Avient Corp.	47	1,594
Cabot Corp.	42	2,811
Ecovyst, Inc. *	27	241
HB Fuller Co.	31	2,239
Ingevity Corp. *	36	2,524
Livent Corp. *	30	593
Minerals Technologies, Inc.	11	687
Orion Engineered Carbons SA (Germany)	208	3,695
Tronox Holdings plc, Class A	104	1,428
		16,966
Commercial Services & Supplies — 2.5%
ABM Industries, Inc.	81	3,576
ACCO Brands Corp.	132	739
Brink's Co. (The)	31	1,678
Ennis, Inc. (a)	14	313
Healthcare Services Group, Inc.	23	270
Heritage-Crystal Clean, Inc. *	30	986
MillerKnoll, Inc.	241	5,069
Steelcase, Inc., Class A	166	1,169
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	49

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Commercial Services & Supplies — continued
Tetra Tech, Inc.	31	4,536
UniFirst Corp.	15	2,885
		21,221
Communications Equipment — 1.7%
Aviat Networks, Inc. *	37	1,163
Calix, Inc. *	109	7,454
CommScope Holding Co., Inc. *	803	5,899
		14,516
Construction & Engineering — 2.7%
Argan, Inc.	84	3,101
Comfort Systems USA, Inc.	68	7,835
MasTec, Inc. * (a)	50	4,318
MYR Group, Inc. *	55	5,034
Primoris Services Corp.	122	2,675
		22,963
Construction Materials — 0.1%
Summit Materials, Inc., Class A *	44	1,259
Consumer Finance — 0.8%
Bread Financial Holdings, Inc.	29	1,109
Encore Capital Group, Inc. *	39	1,865
Enova International, Inc. *	45	1,726
Green Dot Corp., Class A *	18	281
LendingClub Corp. *	34	299
PROG Holdings, Inc. *	75	1,259
		6,539
Containers & Packaging — 0.2%
Greif, Inc., Class A	12	821
O-I Glass, Inc. *	60	991
		1,812
Diversified Consumer Services — 0.9%
2U, Inc. *	109	682
Chegg, Inc. *	273	6,899
Contra A/S (Denmark) ‡ *	7	—
Coursera, Inc. *	12	147
		7,728
Diversified Financial Services — 0.1%
Jackson Financial, Inc., Class A	16	566
Diversified Telecommunication Services — 0.9%
Bandwidth, Inc., Class A *	55	1,263
EchoStar Corp., Class A * (a)	131	2,187
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — continued
Liberty Latin America Ltd., Class C (Puerto Rico) *	362	2,751
Ooma, Inc. *	90	1,226
		7,427
Electric Utilities — 0.8%
ALLETE, Inc.	8	511
IDACORP, Inc.	20	2,165
Portland General Electric Co.	79	3,862
Via Renewables, Inc. (a)	117	596
		7,134
Electrical Equipment — 2.0%
Atkore, Inc. *	76	8,556
AZZ, Inc.	12	493
Bloom Energy Corp., Class A * (a)	44	831
Encore Wire Corp.	28	3,877
Powell Industries, Inc.	45	1,598
SunPower Corp. * (a)	35	625
Sunrun, Inc. * (a)	64	1,542
		17,522
Electronic Equipment, Instruments & Components — 1.9%
Belden, Inc.	31	2,237
Benchmark Electronics, Inc.	45	1,215
Fabrinet (Thailand) *	26	3,300
OSI Systems, Inc. *	79	6,285
ScanSource, Inc. *	121	3,526
		16,563
Energy Equipment & Services — 1.6%
ChampionX Corp.	118	3,428
Liberty Energy, Inc., Class A	161	2,577
NexTier Oilfield Solutions, Inc. *	176	1,627
Oceaneering International, Inc. *	81	1,410
Patterson-UTI Energy, Inc.	129	2,175
ProPetro Holding Corp. *	55	571
Select Energy Services, Inc., Class A	36	335
Weatherford International plc *	35	1,760
		13,883
Entertainment — 0.1%
Lions Gate Entertainment Corp., Class A *	210	1,199
Equity Real Estate Investment Trusts (REITs) — 4.9%
Acadia Realty Trust	35	501
Agree Realty Corp.	85	6,046
Apple Hospitality REIT, Inc.	126	1,990
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Armada Hoffler Properties, Inc.	22	254
City Office REIT, Inc.	16	135
Community Healthcare Trust, Inc.	8	271
Corporate Office Properties Trust	41	1,072
CTO Realty Growth, Inc.	9	166
DiamondRock Hospitality Co.	80	652
Equity Commonwealth	70	1,755
Essential Properties Realty Trust, Inc.	36	837
First Industrial Realty Trust, Inc.	17	826
Getty Realty Corp.	29	978
Gladstone Commercial Corp.	15	268
Global Medical REIT, Inc.	21	202
Healthcare Realty Trust, Inc.	84	1,610
Independence Realty Trust, Inc.	105	1,773
Innovative Industrial Properties, Inc. (a)	25	2,564
Kite Realty Group Trust	90	1,895
Macerich Co. (The)	34	384
National Storage Affiliates Trust	28	1,018
NETSTREIT Corp.	46	838
Phillips Edison & Co., Inc.	31	998
Physicians Realty Trust	84	1,221
Piedmont Office Realty Trust, Inc., Class A	57	524
Plymouth Industrial REIT, Inc.	13	258
PotlatchDeltic Corp.	55	2,403
Retail Opportunity Investments Corp.	13	202
RLJ Lodging Trust	138	1,461
Ryman Hospitality Properties, Inc.	25	2,004
Sabra Health Care REIT, Inc.	84	1,044
SITE Centers Corp.	134	1,825
STAG Industrial, Inc.	66	2,145
Terreno Realty Corp.	4	208
UMH Properties, Inc.	93	1,501
Uniti Group, Inc.	91	500
Xenia Hotels & Resorts, Inc.	12	157
		42,486
Food & Staples Retailing — 0.5%
Andersons, Inc. (The)	40	1,397
BJ's Wholesale Club Holdings, Inc. *	23	1,502
SpartanNash Co.	5	158
Sprouts Farmers Market, Inc. *	39	1,274
		4,331
Food Products — 0.6%
Darling Ingredients, Inc. *	83	5,211
INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — 1.2%
Chesapeake Utilities Corp.	18	2,132
New Jersey Resources Corp.	96	4,763
Northwest Natural Holding Co.	30	1,436
ONE Gas, Inc.	24	1,784
Southwest Gas Holdings, Inc.	2	124
Spire, Inc.	2	163
		10,402
Health Care Equipment & Supplies — 4.8%
Alphatec Holdings, Inc. *	260	3,204
AngioDynamics, Inc. *	160	2,205
Axonics, Inc. *	121	7,567
Bioventus, Inc., Class A * (a)	77	202
Cardiovascular Systems, Inc. *	201	2,740
Inari Medical, Inc. *	29	1,869
Inspire Medical Systems, Inc. *	43	10,870
LivaNova plc *	65	3,616
Nevro Corp. *	12	485
SeaSpine Holdings Corp. *	93	776
Shockwave Medical, Inc. *	16	3,203
STAAR Surgical Co. *	33	1,587
Varex Imaging Corp. *	26	526
ViewRay, Inc. *	242	1,086
Zynex, Inc. (a)	132	1,833
		41,769
Health Care Providers & Services — 2.0%
AdaptHealth Corp. *	144	2,767
Fulgent Genetics, Inc. *	44	1,298
HealthEquity, Inc. *	64	3,978
Joint Corp. (The) *	38	531
ModivCare, Inc. *	2	161
OPKO Health, Inc. * (a)	364	455
Option Care Health, Inc. *	134	4,037
Progyny, Inc. *	91	2,828
Tenet Healthcare Corp. *	23	1,132
		17,187
Health Care Technology — 0.7%
Evolent Health, Inc., Class A *	29	817
Health Catalyst, Inc. *	263	2,799
OptimizeRx Corp. *	52	868
Veradigm, Inc. * (a)	85	1,492
		5,976
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	51

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — 2.4%
Bloomin' Brands, Inc.	140	2,812
Boyd Gaming Corp.	52	2,854
Dine Brands Global, Inc.	53	3,410
Full House Resorts, Inc. *	78	587
Marriott Vacations Worldwide Corp.	24	3,284
Red Rock Resorts, Inc., Class A	134	5,372
SeaWorld Entertainment, Inc. *	54	2,867
		21,186
Household Durables — 3.3%
Helen of Troy Ltd. *	26	2,889
Landsea Homes Corp. *	192	998
LGI Homes, Inc. * (a)	7	668
Meritage Homes Corp. *	32	2,947
Skyline Champion Corp. *	17	854
Sonos, Inc. *	499	8,441
Taylor Morrison Home Corp. *	254	7,720
TopBuild Corp. *	21	3,339
Tri Pointe Homes, Inc. *	46	847
		28,703
Household Products — 0.4%
Central Garden & Pet Co., Class A *	90	3,226
Independent Power and Renewable Electricity Producers — 0.3%
Clearway Energy, Inc.	25	748
Clearway Energy, Inc., Class C	57	1,824
		2,572
Insurance — 1.1%
American Equity Investment Life Holding Co.	33	1,500
BRP Group, Inc., Class A *	35	874
Employers Holdings, Inc.	30	1,305
James River Group Holdings Ltd.	14	306
Kinsale Capital Group, Inc. (a)	4	1,012
RLI Corp.	24	3,128
Stewart Information Services Corp.	43	1,831
		9,956
Interactive Media & Services — 0.4%
EverQuote, Inc., Class A *	15	219
QuinStreet, Inc. *	80	1,143
Yelp, Inc. *	69	1,895
		3,257
IT Services — 1.8%
DigitalOcean Holdings, Inc. * (a)	46	1,168
INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued
EVERTEC, Inc. (Puerto Rico)	24	785
Information Services Group, Inc.	365	1,679
International Money Express, Inc. *	243	5,926
Perficient, Inc. *	73	5,115
Repay Holdings Corp. *	151	1,211
		15,884
Leisure Products — 0.3%
Acushnet Holdings Corp. (a)	68	2,906
Life Sciences Tools & Services — 0.7%
Adaptive Biotechnologies Corp. *	16	121
Medpace Holdings, Inc. *	19	3,933
NeoGenomics, Inc. *	162	1,499
OmniAb, Inc. *	86	310
		5,863
Machinery — 1.2%
Albany International Corp., Class A	5	466
EnPro Industries, Inc.	6	694
Greenbrier Cos., Inc. (The) (a)	64	2,149
Kadant, Inc.	10	1,740
Luxfer Holdings plc (United Kingdom)	23	322
Mueller Industries, Inc.	32	1,874
Terex Corp.	12	508
Wabash National Corp.	111	2,516
		10,269
Marine — 0.3%
Eagle Bulk Shipping, Inc. (a)	10	513
Matson, Inc.	28	1,778
Safe Bulkers, Inc. (Greece) (a)	120	349
		2,640
Media — 0.3%
AMC Networks, Inc., Class A *	61	957
Cardlytics, Inc. * (a)	41	238
Gray Television, Inc.	48	534
Thryv Holdings, Inc. *	33	619
		2,348
Metals & Mining — 1.2%
Alpha Metallurgical Resources, Inc.	6	911
Arconic Corp. *	66	1,392
ATI, Inc. *	22	666
Commercial Metals Co.	94	4,549
Constellium SE *	106	1,249
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Metals & Mining — continued
Materion Corp.	7	569
Olympic Steel, Inc.	6	214
Schnitzer Steel Industries, Inc., Class A	20	602
		10,152
Mortgage Real Estate Investment Trusts (REITs) — 1.3%
Arbor Realty Trust, Inc.	50	658
Ares Commercial Real Estate Corp. (a)	161	1,660
Blackstone Mortgage Trust, Inc., Class A	139	2,942
Dynex Capital, Inc. (a)	180	2,287
Ellington Financial, Inc.	21	264
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	6	169
KKR Real Estate Finance Trust, Inc. (a)	113	1,575
Ladder Capital Corp.	154	1,547
Redwood Trust, Inc. (a)	37	251
TPG RE Finance Trust, Inc.	26	178
		11,531
Multiline Retail — 0.2%
Dillard's, Inc., Class A (a)	5	1,694
Multi-Utilities — 0.2%
Avista Corp.	14	599
Unitil Corp.	23	1,202
		1,801
Oil, Gas & Consumable Fuels — 4.3%
Arch Resources, Inc. (a)	16	2,307
Chord Energy Corp.	15	2,086
CNX Resources Corp. *	44	746
CONSOL Energy, Inc.	12	755
Delek US Holdings, Inc.	103	2,784
Dorian LPG Ltd.	39	735
Green Plains, Inc. *	64	1,946
Magnolia Oil & Gas Corp., Class A	151	3,542
Matador Resources Co.	43	2,446
Murphy Oil Corp.	109	4,675
Ovintiv, Inc.	110	5,557
PBF Energy, Inc., Class A	22	914
PDC Energy, Inc.	59	3,772
Peabody Energy Corp. *	34	890
REX American Resources Corp. *	21	661
SM Energy Co.	86	3,015
		36,831
INVESTMENTS	SHARES (000)	VALUE ($000)

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	14	838
Personal Products — 1.8%
elf Beauty, Inc. *	72	4,006
Herbalife Nutrition Ltd. * (a)	271	4,030
Medifast, Inc.	33	3,749
Nu Skin Enterprises, Inc., Class A	39	1,644
USANA Health Sciences, Inc. *	39	2,082
		15,511
Pharmaceuticals — 1.5%
Aclaris Therapeutics, Inc. *	139	2,194
Amneal Pharmaceuticals, Inc. *	227	452
Amphastar Pharmaceuticals, Inc. *	44	1,244
Arvinas, Inc. *	55	1,886
CONTRA LIGAND PHARMACE ‡ * (a)	7	—
Corcept Therapeutics, Inc. *	62	1,249
Esperion Therapeutics, Inc. *	10	60
Fulcrum Therapeutics, Inc. *	144	1,049
Ligand Pharmaceuticals, Inc. *	18	1,172
Reata Pharmaceuticals, Inc., Class A * (a)	89	3,366
		12,672
Professional Services — 3.0%
Barrett Business Services, Inc.	55	5,082
CACI International, Inc., Class A *	13	3,887
Heidrick & Struggles International, Inc.	6	169
Huron Consulting Group, Inc. *	49	3,574
KBR, Inc. (a)	87	4,603
Kelly Services, Inc., Class A	169	2,849
Kforce, Inc.	37	2,019
Korn Ferry	12	618
TriNet Group, Inc. *	18	1,218
TrueBlue, Inc. *	92	1,810
Upwork, Inc. *	47	488
		26,317
Real Estate Management & Development — 0.3%
Anywhere Real Estate, Inc. *	112	712
Cushman & Wakefield plc *	61	758
Forestar Group, Inc. *	41	636
Kennedy-Wilson Holdings, Inc.	40	636
		2,742
Road & Rail — 0.8%
ArcBest Corp.	75	5,239
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	53

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Road & Rail — continued
Schneider National, Inc., Class B	47	1,112
Werner Enterprises, Inc.	10	391
		6,742
Semiconductors & Semiconductor Equipment — 2.6%
Amkor Technology, Inc.	59	1,419
Axcelis Technologies, Inc. *	37	2,901
Cirrus Logic, Inc. *	12	923
Cohu, Inc. *	74	2,375
MACOM Technology Solutions Holdings, Inc. *	12	732
MaxLinear, Inc. *	27	929
Rambus, Inc. *	53	1,912
Semtech Corp. * (a)	12	341
Silicon Laboratories, Inc. *	66	8,893
SiTime Corp. * (a)	10	1,015
Veeco Instruments, Inc. *	70	1,300
		22,740
Software — 5.2%
Adeia, Inc.	122	1,158
Alkami Technology, Inc. * (a)	10	142
Asana, Inc., Class A * (a)	153	2,101
Blackline, Inc. *	44	2,925
Box, Inc., Class A *	189	5,887
CommVault Systems, Inc. *	44	2,742
eGain Corp. *	431	3,896
Envestnet, Inc. *	28	1,744
LiveRamp Holdings, Inc. *	89	2,093
Marathon Digital Holdings, Inc. * (a)	26	90
Momentive Global, Inc. *	182	1,276
PagerDuty, Inc. * (a)	82	2,169
Paycor HCM, Inc. *	44	1,087
Q2 Holdings, Inc. *	33	886
Qualys, Inc. *	22	2,513
Rapid7, Inc. *	38	1,276
Riot Blockchain, Inc. * (a)	174	588
Sprout Social, Inc., Class A *	27	1,551
SPS Commerce, Inc. *	2	289
Upland Software, Inc. *	85	606
Varonis Systems, Inc. *	181	4,321
Workiva, Inc. *	48	4,023
Xperi, Inc. *	49	421
Zuora, Inc., Class A *	250	1,588
		45,372
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 2.9%
Abercrombie & Fitch Co., Class A *	102	2,333
Academy Sports & Outdoors, Inc.	53	2,800
Asbury Automotive Group, Inc. *	3	450
Camping World Holdings, Inc., Class A (a)	165	3,691
Group 1 Automotive, Inc.	16	2,792
Guess?, Inc. (a)	55	1,146
Hibbett, Inc.	18	1,206
Lithia Motors, Inc., Class A	2	479
ODP Corp. (The) *	61	2,788
Rent-A-Center, Inc. (a)	122	2,762
Signet Jewelers Ltd.	17	1,139
Sleep Number Corp. * (a)	21	538
Sonic Automotive, Inc., Class A	34	1,677
Zumiez, Inc. *	48	1,051
		24,852
Textiles, Apparel & Luxury Goods — 1.5%
Crocs, Inc. *	63	6,809
Deckers Outdoor Corp. *	10	3,738
G-III Apparel Group Ltd. *	34	468
Steven Madden Ltd.	52	1,669
		12,684
Thrifts & Mortgage Finance — 1.4%
Axos Financial, Inc. *	30	1,129
Essent Group Ltd.	85	3,316
Luther Burbank Corp.	7	82
Merchants Bancorp	22	534
Mr. Cooper Group, Inc. *	13	531
NMI Holdings, Inc., Class A *	70	1,469
Northfield Bancorp, Inc.	98	1,542
PennyMac Financial Services, Inc.	10	568
Radian Group, Inc.	145	2,758
Waterstone Financial, Inc.	5	82
		12,011
Trading Companies & Distributors — 2.3%
BlueLinx Holdings, Inc. *	26	1,854
Boise Cascade Co.	21	1,414
MRC Global, Inc. *	202	2,341
NOW, Inc. *	394	5,004
Rush Enterprises, Inc., Class A	13	702
Titan Machinery, Inc. *	34	1,359
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — continued
Veritiv Corp.	16	1,904
WESCO International, Inc. *	41	5,104
		19,682
Water Utilities — 0.3%
American States Water Co.	32	2,963
Wireless Telecommunication Services — 0.1%
Gogo, Inc. *	49	727
Total Common Stocks (Cost $824,250)		851,068
Short-Term Investments — 6.3%
Investment Companies — 1.8%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $15,467)	15,460	15,467
Investment of Cash Collateral from Securities Loaned — 4.5%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	27,584	27,592
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	11,141	11,141
Total Investment of Cash Collateral from Securities Loaned (Cost $38,726)		38,733
Total Short-Term Investments (Cost $54,193)		54,200
Total Investments — 104.7% (Cost $878,443)		905,268
Liabilities in Excess of Other Assets — (4.7)%		(40,520)
NET ASSETS — 100.0%		864,748

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $37,687.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	55

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	156	03/17/2023	USD	13,815	174

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Small Cap Funds	December 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,137,290	$5,534,929	$3,630,742
Investments in affiliates, at value	32,343	156,390	38,897
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	36,877	287,494	213,299
Cash	136	623	125
Receivables:
Investment securities sold	—	5,716	—
Fund shares sold	2,538	9,828	4,425
Dividends from non-affiliates	1,009	3,619	1,610
Dividends from affiliates	4	19	5
Securities lending income (See Note 2.B.)	9	34	44
Other assets	—	59	—
Total Assets	1,210,206	5,998,711	3,889,147
LIABILITIES:
Payables:
Investment securities purchased	—	14,811	—
Collateral received on securities loaned (See Note 2.B.)	36,877	287,494	213,299
Fund shares redeemed	2,637	22,150	14,667
Accrued liabilities:
Investment advisory fees	635	3,192	2,027
Administration fees	66	371	217
Distribution fees	72	140	109
Service fees	142	641	232
Custodian and accounting fees	14	44	38
Other	57	209	384
Total Liabilities	40,500	329,052	230,973
Net Assets	$1,169,706	$5,669,659	$3,658,174
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,202,193	$4,443,578	$4,064,865
Total distributable earnings (loss)	(32,487)	1,226,081	(406,691)
Total Net Assets	$1,169,706	$5,669,659	$3,658,174
Net Assets:
Class A	$297,457	$492,578	$344,164
Class C	12,717	43,814	35,760
Class I	358,766	2,360,850	424,997
Class L	—	—	571,881
Class R2	—	5,653	15,507
Class R3	—	4,349	4,897
Class R4	—	737	5,108
Class R5	—	857,722	18,563
Class R6	500,766	1,903,956	2,237,297
Total	$1,169,706	$5,669,659	$3,658,174
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14,005	12,362	24,711
Class C	1,020	1,948	4,444
Class I	13,648	46,982	26,077
Class L	—	—	33,443
Class R2	—	147	1,188
Class R3	—	110	353
Class R4	—	15	362
Class R5	—	17,003	1,084
Class R6	18,982	37,764	128,551
Net Asset Value (a):
Class A — Redemption price per share	$21.24	$39.84	$13.93
Class C — Offering price per share (b)	12.46	22.49	8.05
Class I — Offering and redemption price per share	26.29	50.25	16.30
Class L — Offering and redemption price per share	—	—	17.10
Class R2 — Offering and redemption price per share	—	38.31	13.05
Class R3 — Offering and redemption price per share	—	39.41	13.89
Class R4 — Offering and redemption price per share	—	50.11	14.12
Class R5 — Offering and redemption price per share	—	50.44	17.12
Class R6 — Offering and redemption price per share	26.38	50.42	17.40
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$22.42	$42.05	$14.70
Cost of investments in non-affiliates	$1,103,323	$4,419,687	$3,676,276
Cost of investments in affiliates	32,332	156,340	38,890
Investment securities on loan, at value (See Note 2.B.)	35,764	279,974	208,340
Cost of investment of cash collateral (See Note 2.B.)	36,870	287,469	213,266

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$85,306	$1,227,683	$293,133	$851,068
Investments in affiliates, at value	1,236	44,825	10,555	15,467
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	—	37,107	53	38,733
Cash	6	144	27	54
Deposits at broker for futures contracts	—	2,852	—	1,105
Receivables:
Investment securities sold	—	485	631	229
Fund shares sold	48	557	261	796
Dividends from non-affiliates	109	2,367	202	1,090
Dividends from affiliates	—(a)	6	1	2
Securities lending income (See Note 2.B.)	—	22	1	23
Other assets	—	—	1	—
Total Assets	86,705	1,316,048	304,865	908,567
LIABILITIES:
Payables:
Investment securities purchased	—	834	832	927
Collateral received on securities loaned (See Note 2.B.)	—	37,107	53	38,733
Fund shares redeemed	602	647	2,518	3,416
Variation margin on futures contracts	—	145	—	46
Accrued liabilities:
Investment advisory fees	27	700	122	454
Administration fees	—	74	6	57
Distribution fees	2	50	38	53
Service fees	6	78	54	90
Custodian and accounting fees	38	13	5	10
Other	42	54	60	33
Total Liabilities	717	39,702	3,688	43,819
Net Assets	$85,988	$1,276,346	$301,177	$864,748

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$149,818	$1,207,557	$296,356	$848,218
Total distributable earnings (loss)	(63,830)	68,789	4,821	16,530
Total Net Assets	$85,988	$1,276,346	$301,177	$864,748
Net Assets:
Class A	$3,433	$149,629	$129,137	$106,631
Class C	975	5,347	14,608	10,337
Class I	12,360	212,576	110,847	164,594
Class L	—	—	—	189,170
Class R2	249	25,420	—	36,187
Class R3	2,179	15,251	1,313	31,370
Class R4	657	22,280	226	10,436
Class R5	34,696	33,222	—	14,039
Class R6	31,439	812,621	45,046	301,984
Total	$85,988	$1,276,346	$301,177	$864,748
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	97	6,820	9,657	7,269
Class C	29	342	1,625	778
Class I	346	8,794	7,438	10,778
Class L	—	—	—	12,402
Class R2	7	1,180	—	2,565
Class R3	62	697	98	2,162
Class R4	18	922	15	690
Class R5	966	1,373	—	924
Class R6	878	33,490	3,014	19,792
Net Asset Value (a):
Class A — Redemption price per share	$35.18	$21.94	$13.37	$14.67
Class C — Offering price per share (b)	34.03	15.67	8.99	13.30
Class I — Offering and redemption price per share	35.64	24.17	14.90	15.27
Class L — Offering and redemption price per share	—	—	—	15.25
Class R2 — Offering and redemption price per share	34.92	21.53	—	14.11
Class R3 — Offering and redemption price per share	35.34	21.89	13.34	14.51
Class R4 — Offering and redemption price per share	35.68	24.17	14.82	15.13
Class R5 — Offering and redemption price per share	35.91	24.21	—	15.19
Class R6 — Offering and redemption price per share	35.83	24.26	14.95	15.26
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$37.13	$23.16	$14.11	$15.48
Cost of investments in non-affiliates	$103,367	$1,157,611	$289,633	$824,250
Cost of investments in affiliates	1,236	44,813	10,553	15,467
Investment securities on loan, at value (See Note 2.B.)	—	36,052	50	37,687
Cost of investment of cash collateral (See Note 2.B.)	—	37,099	53	38,726

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Small Cap Funds	December 31, 2022

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited)
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,489	$34,930	$10,880
Dividend income from affiliates	538	2,832	568
Income from securities lending (net) (See Note 2.B.)	52	179	351
Total investment income	8,079	37,941	11,799
EXPENSES:
Investment advisory fees	3,806	19,083	13,118
Administration fees	439	2,202	1,514
Distribution fees:
Class A	372	668	498
Class C	51	193	158
Class R2	—	14	44
Class R3	—	6	6
Service fees:
Class A	372	668	498
Class C	17	64	53
Class I	443	3,183	631
Class L	—	—	270
Class R2	—	7	22
Class R3	—	6	6
Class R4	—	1	7
Class R5	—	419	11
Custodian and accounting fees	29	97	74
Professional fees	29	44	39
Trustees’ and Chief Compliance Officer’s fees	14	22	19
Printing and mailing costs	89	208	263
Registration and filing fees	57	92	170
Transfer agency fees (See Note 2.F.)	16	164	71
Other	46	155	130
Total expenses	5,780	27,296	17,602
Less fees waived	(177)	(420)	(354)
Less expense reimbursements	(1)	(1)	(38)
Net expenses	5,602	26,875	17,210
Net investment income (loss)	2,477	11,066	(5,411)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(32,327)	302,311	(254,723)
Investments in affiliates	3	55	13
Net realized gain (loss)	(32,324)	302,366	(254,710)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	73,270	(5,778)	303,365
Investments in affiliates	17	57	38
Change in net unrealized appreciation/depreciation	73,287	(5,721)	303,403
Net realized/unrealized gains (losses)	40,963	296,645	48,693
Change in net assets resulting from operations	$43,440	$307,711	$43,282
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	61

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)

	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$23	$—	$14
Interest income from affiliates	—	—(a)	—	—
Dividend income from non-affiliates	529	13,527	1,825	6,666
Dividend income from affiliates	20	486	117	272
Income from securities lending (net) (See Note 2.B.)	28	221	1	104
Total investment income	577	14,257	1,943	7,056
EXPENSES:
Investment advisory fees	361	4,343	869	2,778
Administration fees	42	501	119	347
Distribution fees:
Class A	6	195	171	138
Class C	4	22	60	45
Class R2	1	65	—	91
Class R3	3	19	2	40
Service fees:
Class A	6	195	171	138
Class C	1	7	20	15
Class I	16	285	148	212
Class L	—	—	—	118
Class R2	—(a)	33	—	45
Class R3	3	19	2	40
Class R4	1	29	1	13
Class R5	22	20	—	6
Custodian and accounting fees	4	35	15	27
Interest expense to affiliates	—	—(a)	—	—(a)
Professional fees	23	28	25	28
Trustees’ and Chief Compliance Officer’s fees	12	14	13	14
Printing and mailing costs	15	45	26	33
Registration and filing fees	45	70	45	65
Transfer agency fees (See Note 2.F.)	5	40	18	25
Other	10	26	11	23
Total expenses	580	5,991	1,716	4,241
Less fees waived	(166)	(127)	(158)	(26)
Less expense reimbursements	(1)	(3)	(2)	(1)
Net expenses	413	5,861	1,556	4,214
Net investment income (loss)	164	8,396	387	2,842

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(15,328)	$38,584	$10,762	$22,841
Investments in affiliates	1	4	2	6
Futures contracts	—	698	—	(1,293)
Net realized gain (loss)	(15,327)	39,286	10,764	21,554
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	24,630	21,097	(5,741)	31,297
Investments in affiliates	—	15	1	5
Futures contracts	—	88	—	784
Change in net unrealized appreciation/depreciation	24,630	21,200	(5,740)	32,086
Net realized/unrealized gains (losses)	9,303	60,486	5,024	53,640
Change in net assets resulting from operations	$9,467	$68,882	$5,411	$56,482
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,477	$2,442	$11,066	$15,077
Net realized gain (loss)	(32,324)	29,386	302,366	824,129
Change in net unrealized appreciation/depreciation	73,287	(313,459)	(5,721)	(2,053,796)
Change in net assets resulting from operations	43,440	(281,631)	307,711	(1,214,590)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,699)	(21,573)	(68,027)	(151,887)
Class C	(474)	(1,645)	(10,150)	(21,858)
Class I	(7,016)	(22,295)	(269,782)	(611,417)
Class R2	—	—	(783)	(1,446)
Class R3	—	—	(603)	(1,096)
Class R4	—	—	(83)	(134)
Class R5	—	—	(97,087)	(175,932)
Class R6	(11,108)	(35,213)	(217,661)	(371,734)
Total distributions to shareholders	(25,297)	(80,726)	(664,176)	(1,335,504)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	99,792	280,624	382,162	(373,075)
NET ASSETS:
Change in net assets	117,935	(81,733)	25,697	(2,923,169)
Beginning of period	1,051,771	1,133,504	5,643,962	8,567,131
End of period	$1,169,706	$1,051,771	$5,669,659	$5,643,962
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5,411)	$(31,611)	$164	$178
Net realized gain (loss)	(254,710)	171,697	(15,327)	53,741
Change in net unrealized appreciation/depreciation	303,403	(2,500,183)	24,630	(138,851)
Change in net assets resulting from operations	43,282	(2,360,097)	9,467	(84,932)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,706)	(88,137)	—	(2,056)
Class C	(305)	(16,056)	—	(495)
Class I	(1,815)	(108,918)	(5)	(6,302)
Class L	(2,183)	(106,109)	—	—
Class R2	(78)	(3,688)	—	(108)
Class R3	(23)	(1,216)	—	(1,293)
Class R4	(24)	(744)	—	(736)
Class R5	(72)	(4,092)	(83)	(41,862)
Class R6	(8,583)	(387,220)	(103)	(39,875)
Total distributions to shareholders	(14,789)	(716,180)	(191)	(92,727)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(289,500)	152,273	(57,898)	(53,917)
NET ASSETS:
Change in net assets	(261,007)	(2,924,004)	(48,622)	(231,576)
Beginning of period	3,919,181	6,843,185	134,610	366,186
End of period	$3,658,174	$3,919,181	$85,988	$134,610
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,396	$11,812	$387	$(313)
Net realized gain (loss)	39,286	111,422	10,764	37,948
Change in net unrealized appreciation/depreciation	21,200	(349,758)	(5,740)	(81,155)
Change in net assets resulting from operations	68,882	(226,524)	5,411	(43,520)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(13,840)	(30,651)	(15,586)	(32,659)
Class C	(673)	(1,469)	(2,508)	(5,276)
Class I	(18,488)	(39,382)	(11,951)	(25,314)
Class R2	(2,341)	(5,159)	—	—
Class R3	(1,411)	(2,790)	(155)	(409)
Class R4	(1,896)	(4,106)	(24)	(187)
Class R5	(2,879)	(7,337)	—	—
Class R6	(69,839)	(137,512)	(5,029)	(11,356)
Total distributions to shareholders	(111,367)	(228,406)	(35,253)	(75,201)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	27,581	235,742	19,936	10,028
NET ASSETS:
Change in net assets	(14,904)	(219,188)	(9,906)	(108,693)
Beginning of period	1,291,250	1,510,438	311,083	419,776
End of period	$1,276,346	$1,291,250	$301,177	$311,083
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,842	$2,610
Net realized gain (loss)	21,554	73,571
Change in net unrealized appreciation/depreciation	32,086	(287,128)
Change in net assets resulting from operations	56,482	(210,947)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,260)	(29,540)
Class C	(676)	(4,945)
Class I	(9,595)	(49,718)
Class L	(11,695)	(67,831)
Class R2	(2,071)	(9,917)
Class R3	(1,857)	(8,423)
Class R4	(591)	(2,509)
Class R5	(843)	(2,218)
Class R6	(18,078)	(74,009)
Total distributions to shareholders	(51,666)	(249,110)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(9,815)	187,892
NET ASSETS:
Change in net assets	(4,999)	(272,165)
Beginning of period	869,747	1,141,912
End of period	$864,748	$869,747
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$42,728	$109,480	$38,773	$102,040
Distributions reinvested	6,271	19,835	63,887	143,874
Cost of shares redeemed	(25,001)	(47,018)	(97,363)	(293,987)
Change in net assets resulting from Class A capital transactions	23,998	82,297	5,297	(48,073)
Class C
Proceeds from shares issued	2,000	4,909	821	760
Distributions reinvested	474	1,644	10,107	21,747
Cost of shares redeemed	(2,331)	(2,401)	(13,029)	(22,616)
Change in net assets resulting from Class C capital transactions	143	4,152	(2,101)	(109)
Class I
Proceeds from shares issued	90,950	162,493	255,915	669,520
Distributions reinvested	7,004	22,245	249,070	586,636
Cost of shares redeemed	(54,338)	(116,559)	(487,896)	(1,875,986)
Change in net assets resulting from Class I capital transactions	43,616	68,179	17,089	(619,830)
Class R2
Proceeds from shares issued	—	—	433	1,538
Distributions reinvested	—	—	766	1,394
Cost of shares redeemed	—	—	(711)	(2,316)
Change in net assets resulting from Class R2 capital transactions	—	—	488	616
Class R3
Proceeds from shares issued	—	—	442	735
Distributions reinvested	—	—	479	919
Cost of shares redeemed	—	—	(477)	(1,186)
Change in net assets resulting from Class R3 capital transactions	—	—	444	468
Class R4
Proceeds from shares issued	—	—	28	49
Distributions reinvested	—	—	83	134
Cost of shares redeemed	—	—	(17)	(54)
Change in net assets resulting from Class R4 capital transactions	—	—	94	129
Class R5
Proceeds from shares issued	—	—	97,518	113,109
Distributions reinvested	—	—	91,994	166,417
Cost of shares redeemed	—	—	(59,505)	(464,900)
Change in net assets resulting from Class R5 capital transactions	—	—	130,007	(185,374)
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$75,288	$237,108	$223,871	$616,792
Distributions reinvested	10,940	32,877	213,371	358,361
Cost of shares redeemed	(54,193)	(143,989)	(206,398)	(496,055)
Change in net assets resulting from Class R6 capital transactions	32,035	125,996	230,844	479,098
Total change in net assets resulting from capital transactions	$99,792	$280,624	$382,162	$(373,075)
SHARE TRANSACTIONS:
Class A
Issued	1,927	4,297	894	1,910
Reinvested	285	765	1,553	2,726
Redeemed	(1,133)	(1,872)	(2,198)	(5,538)
Change in Class A Shares	1,079	3,190	249	(902)
Class C
Issued	150	314	32	22
Reinvested	37	106	435	660
Redeemed	(178)	(157)	(488)	(648)
Change in Class C Shares	9	263	(21)	34
Class I
Issued	3,352	5,253	4,613	9,928
Reinvested	258	696	4,799	9,067
Redeemed	(1,994)	(3,828)	(8,882)	(27,719)
Change in Class I Shares	1,616	2,121	530	(8,724)
Class R2
Issued	—	—	10	28
Reinvested	—	—	19	27
Redeemed	—	—	(16)	(43)
Change in Class R2 Shares	—	—	13	12
Class R3
Issued	—	—	10	13
Reinvested	—	—	12	18
Redeemed	—	—	(11)	(22)
Change in Class R3 Shares	—	—	11	9
Class R4
Issued	—	—	—(a)	1
Reinvested	—	—	2	2
Redeemed	—	—	—(a)	(1)
Change in Class R4 Shares	—	—	2	2

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	—	—	1,804	1,678
Reinvested	—	—	1,764	2,559
Redeemed	—	—	(1,085)	(6,686)
Change in Class R5 Shares	—	—	2,483	(2,449)
Class R6
Issued	2,740	7,440	3,983	8,793
Reinvested	402	1,024	4,091	5,509
Redeemed	(1,977)	(4,834)	(3,753)	(7,688)
Change in Class R6 Shares	1,165	3,630	4,321	6,614
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,580	$68,702	$154	$1,325
Distributions reinvested	1,581	82,955	—	2,035
Cost of shares redeemed	(65,561)	(189,666)	(1,808)	(1,715)
Change in net assets resulting from Class A capital transactions	(42,400)	(38,009)	(1,654)	1,645
Class C
Proceeds from shares issued	411	3,449	61	187
Distributions reinvested	283	14,632	—	453
Cost of shares redeemed	(6,470)	(22,839)	(128)	(610)
Change in net assets resulting from Class C capital transactions	(5,776)	(4,758)	(67)	30
Class I
Proceeds from shares issued	54,671	373,606	322	6,073
Distributions reinvested	914	57,488	5	5,967
Cost of shares redeemed	(206,952)	(410,774)	(1,632)	(20,227)
Change in net assets resulting from Class I capital transactions	(151,367)	20,320	(1,305)	(8,187)
Class L
Proceeds from shares issued	152,123	156,507	—	—
Distributions reinvested	2,030	99,211	—	—
Cost of shares redeemed	(75,772)	(413,053)	—	—
Change in net assets resulting from Class L capital transactions	78,381	(157,335)	—	—
Class R2
Proceeds from shares issued	1,485	4,800	24	60
Distributions reinvested	78	3,681	—	108
Cost of shares redeemed	(2,844)	(9,390)	(70)	(147)
Change in net assets resulting from Class R2 capital transactions	(1,281)	(909)	(46)	21
Class R3
Proceeds from shares issued	468	2,445	123	596
Distributions reinvested	23	1,216	—	1,293
Cost of shares redeemed	(755)	(3,242)	(838)	(1,991)
Change in net assets resulting from Class R3 capital transactions	(264)	419	(715)	(102)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R4
Proceeds from shares issued	$368	$3,552	$30	$871
Distributions reinvested	24	744	—	736
Cost of shares redeemed	(370)	(1,786)	(147)	(1,984)
Change in net assets resulting from Class R4 capital transactions	22	2,510	(117)	(377)
Class R5
Proceeds from shares issued	2,538	6,577	3,683	13,959
Distributions reinvested	71	4,092	79	38,933
Cost of shares redeemed	(4,674)	(13,016)	(17,818)	(94,810)
Change in net assets resulting from Class R5 capital transactions	(2,065)	(2,347)	(14,056)	(41,918)
Class R6
Proceeds from shares issued	194,866	902,444	2,574	25,149
Distributions reinvested	8,446	376,936	102	39,875
Cost of shares redeemed	(368,062)	(946,998)	(42,614)	(70,053)
Change in net assets resulting from Class R6 capital transactions	(164,750)	332,382	(39,938)	(5,029)
Total change in net assets resulting from capital transactions	$(289,500)	$152,273	$(57,898)	$(53,917)
SHARE TRANSACTIONS:
Class A
Issued	1,455	3,446	4	25
Reinvested	108	4,125	—	47
Redeemed	(4,473)	(9,344)	(51)	(33)
Change in Class A Shares	(2,910)	(1,773)	(47)	39
Class C
Issued	47	284	3	2
Reinvested	33	1,248	—	11
Redeemed	(756)	(1,881)	(4)	(12)
Change in Class C Shares	(676)	(349)	(1)	1
Class I
Issued	3,128	16,225	8	128
Reinvested	53	2,450	—(a)	136
Redeemed	(12,096)	(18,024)	(46)	(371)
Change in Class I Shares	(8,915)	651	(38)	(107)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class L
Issued	8,407	6,622	—	—
Reinvested	113	4,038	—	—
Redeemed	(4,208)	(17,220)	—	—
Change in Class L Shares	4,312	(6,560)	—	—
Class R2
Issued	108	271	—(a)	2
Reinvested	6	195	—	2
Redeemed	(205)	(470)	(2)	(2)
Change in Class R2 Shares	(91)	(4)	(2)	2
Class R3
Issued	32	116	4	11
Reinvested	2	61	—	30
Redeemed	(51)	(168)	(23)	(38)
Change in Class R3 Shares	(17)	9	(19)	3
Class R4
Issued	25	190	—(a)	14
Reinvested	2	37	—	17
Redeemed	(24)	(93)	(4)	(46)
Change in Class R4 Shares	3	134	(4)	(15)
Class R5
Issued	141	272	103	280
Reinvested	4	166	2	881
Redeemed	(265)	(554)	(497)	(2,177)
Change in Class R5 Shares	(120)	(116)	(392)	(1,016)
Class R6
Issued	10,557	38,989	71	450
Reinvested	463	15,090	3	904
Redeemed	(19,751)	(38,530)	(1,146)	(1,533)
Change in Class R6 Shares	(8,731)	15,549	(1,072)	(179)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,724	$32,048	$4,621	$10,956
Distributions reinvested	13,395	29,706	15,104	31,521
Cost of shares redeemed	(14,864)	(55,014)	(12,447)	(26,360)
Change in net assets resulting from Class A capital transactions	6,255	6,740	7,278	16,117
Class C
Proceeds from shares issued	451	1,365	495	5,788
Distributions reinvested	673	1,465	2,485	5,223
Cost of shares redeemed	(1,010)	(3,182)	(2,446)	(9,381)
Change in net assets resulting from Class C capital transactions	114	(352)	534	1,630
Class I
Proceeds from shares issued	24,996	170,705	20,131	38,060
Distributions reinvested	18,472	38,983	10,870	23,180
Cost of shares redeemed	(57,888)	(128,423)	(30,777)	(47,309)
Change in net assets resulting from Class I capital transactions	(14,420)	81,265	224	13,931
Class R2
Proceeds from shares issued	2,747	8,717	—	—
Distributions reinvested	2,329	5,134	—	—
Cost of shares redeemed	(3,292)	(13,939)	—	—
Change in net assets resulting from Class R2 capital transactions	1,784	(88)	—	—
Class R3
Proceeds from shares issued	1,341	4,316	179	272
Distributions reinvested	1,411	2,790	136	360
Cost of shares redeemed	(1,470)	(4,341)	(367)	(729)
Change in net assets resulting from Class R3 capital transactions	1,282	2,765	(52)	(97)
Class R4
Proceeds from shares issued	1,544	5,206	29	94
Distributions reinvested	1,896	4,106	3	147
Cost of shares redeemed	(2,554)	(7,655)	(7)	(959)
Change in net assets resulting from Class R4 capital transactions	886	1,657	25	(718)
Class R5
Proceeds from shares issued	3,466	10,929	—	—
Distributions reinvested	2,826	7,243	—	—
Cost of shares redeemed	(14,226)	(19,784)	—	—
Change in net assets resulting from Class R5 capital transactions	(7,934)	(1,612)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$63,366	$168,959	$14,760	$13,856
Distributions reinvested	69,838	137,512	4,154	9,560
Cost of shares redeemed	(93,590)	(161,104)	(6,987)	(44,251)
Change in net assets resulting from Class R6 capital transactions	39,614	145,367	11,927	(20,835)
Total change in net assets resulting from capital transactions	$27,581	$235,742	$19,936	$10,028
SHARE TRANSACTIONS:
Class A
Issued	326	1,098	310	604
Reinvested	588	1,099	1,092	1,743
Redeemed	(620)	(1,936)	(825)	(1,411)
Change in Class A Shares	294	261	577	936
Class C
Issued	26	64	51	471
Reinvested	41	73	267	405
Redeemed	(57)	(144)	(233)	(712)
Change in Class C Shares	10	(7)	85	164
Class I
Issued	944	5,498	1,237	1,894
Reinvested	736	1,322	704	1,165
Redeemed	(2,192)	(4,249)	(1,825)	(2,251)
Change in Class I Shares	(512)	2,571	116	808
Class R2
Issued	115	302	—	—
Reinvested	104	193	—	—
Redeemed	(140)	(495)	—	—
Change in Class R2 Shares	79	—(a)	—	—
Class R3
Issued	57	150	12	15
Reinvested	62	103	10	20
Redeemed	(61)	(154)	(24)	(40)
Change in Class R3 Shares	58	99	(2)	(5)
Class R4
Issued	59	171	1	5
Reinvested	76	139	—(a)	7
Redeemed	(97)	(252)	—(a)	(48)
Change in Class R4 Shares	38	58	1	(36)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	129	349	—	—
Reinvested	113	245	—	—
Redeemed	(559)	(590)	—	—
Change in Class R5 Shares	(317)	4	—	—
Class R6
Issued	2,420	5,464	908	685
Reinvested	2,773	4,647	268	480
Redeemed	(3,474)	(5,196)	(428)	(2,119)
Change in Class R6 Shares	1,719	4,915	748	(954)
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,188	$28,414
Distributions reinvested	5,714	27,262
Cost of shares redeemed	(13,318)	(32,034)
Change in net assets resulting from Class A capital transactions	2,584	23,642
Class C
Proceeds from shares issued	983	1,281
Distributions reinvested	648	4,821
Cost of shares redeemed	(3,842)	(7,801)
Change in net assets resulting from Class C capital transactions	(2,211)	(1,699)
Class I
Proceeds from shares issued	18,456	47,080
Distributions reinvested	9,233	47,831
Cost of shares redeemed	(23,083)	(62,245)
Change in net assets resulting from Class I capital transactions	4,606	32,666
Class L
Proceeds from shares issued	15,140	43,205
Distributions reinvested	9,578	51,373
Cost of shares redeemed	(66,072)	(62,004)
Change in net assets resulting from Class L capital transactions	(41,354)	32,574
Class R2
Proceeds from shares issued	3,149	7,271
Distributions reinvested	2,038	9,749
Cost of shares redeemed	(2,519)	(8,739)
Change in net assets resulting from Class R2 capital transactions	2,668	8,281
Class R3
Proceeds from shares issued	2,555	7,558
Distributions reinvested	1,750	7,946
Cost of shares redeemed	(2,616)	(6,809)
Change in net assets resulting from Class R3 capital transactions	1,689	8,695
Class R4
Proceeds from shares issued	1,269	1,463
Distributions reinvested	591	2,509
Cost of shares redeemed	(465)	(1,800)
Change in net assets resulting from Class R4 capital transactions	1,395	2,172
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$9,973	$2,356
Distributions reinvested	570	1,374
Cost of shares redeemed	(458)	(5,769)
Change in net assets resulting from Class R5 capital transactions	10,085	(2,039)
Class R6
Proceeds from shares issued	28,450	106,983
Distributions reinvested	17,703	71,679
Cost of shares redeemed	(35,430)	(95,062)
Change in net assets resulting from Class R6 capital transactions	10,723	83,600
Total change in net assets resulting from capital transactions	$(9,815)	$187,892
SHARE TRANSACTIONS:
Class A
Issued	653	1,461
Reinvested	379	1,508
Redeemed	(867)	(1,608)
Change in Class A Shares	165	1,361
Class C
Issued	70	77
Reinvested	48	291
Redeemed	(270)	(454)
Change in Class C Shares	(152)	(86)
Class I
Issued	1,149	2,293
Reinvested	588	2,548
Redeemed	(1,439)	(3,295)
Change in Class I Shares	298	1,546
Class L
Issued	948	2,184
Reinvested	611	2,737
Redeemed	(4,081)	(3,111)
Change in Class L Shares	(2,522)	1,810
Class R2
Issued	211	389
Reinvested	141	559
Redeemed	(169)	(464)
Change in Class R2 Shares	183	484
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R3
Issued	166	395
Reinvested	117	444
Redeemed	(174)	(359)
Change in Class R3 Shares	109	480
Class R4
Issued	80	75
Reinvested	38	135
Redeemed	(29)	(91)
Change in Class R4 Shares	89	119
Class R5
Issued	611	119
Reinvested	36	73
Redeemed	(29)	(292)
Change in Class R5 Shares	618	(100)
Class R6
Issued	1,769	5,452
Reinvested	1,128	3,813
Redeemed	(2,187)	(4,615)
Change in Class R6 Shares	710	4,650
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$20.86	$0.02	$0.85	$0.87	$(0.03)	$(0.46)	$(0.49)
Year Ended June 30, 2022	28.67	(0.02)	(5.77)	(5.79)	—	(2.02)	(2.02)
Year Ended June 30, 2021	19.11	(0.03)	10.08	10.05	(0.02)	(0.47)	(0.49)
Year Ended June 30, 2020	19.78	0.04	(0.04)	—(g)	(0.02)	(0.65)	(0.67)
Year Ended June 30, 2019	26.65	—(g)	(0.63)	(0.63)	—	(6.24)	(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	—	(2.72)	(2.72)
Class C
Six Months Ended December 31, 2022 (Unaudited)	12.44	(0.02)	0.51	0.49	(0.01)	(0.46)	(0.47)
Year Ended June 30, 2022	18.01	(0.09)	(3.46)	(3.55)	—	(2.02)	(2.02)
Year Ended June 30, 2021	12.19	(0.08)	6.37	6.29	—	(0.47)	(0.47)
Year Ended June 30, 2020	12.90	(0.04)	(0.02)	(0.06)	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	—	(2.72)	(2.72)
Class I
Six Months Ended December 31, 2022 (Unaudited)	25.71	0.05	1.06	1.11	(0.07)	(0.46)	(0.53)
Year Ended June 30, 2022	34.81	0.05	(7.10)	(7.05)	(0.03)	(2.02)	(2.05)
Year Ended June 30, 2021	23.09	0.04	12.20	12.24	(0.05)	(0.47)	(0.52)
Year Ended June 30, 2020	23.75	0.10	(0.06)	0.04	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	—	(2.72)	(2.72)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	25.83	0.09	1.06	1.15	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2022	34.96	0.13	(7.13)	(7.00)	(0.11)	(2.02)	(2.13)
Year Ended June 30, 2021	23.17	0.11	12.25	12.36	(0.10)	(0.47)	(0.57)
Year Ended June 30, 2020	23.82	0.16	(0.06)	0.10	(0.10)	(0.65)	(0.75)
July 2, 2018 (h) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$21.24	4.10%	$297,457	1.24% (f)	0.14% (f)	1.27% (f)	14%
20.86	(21.57)	269,579	1.25	(0.09)	1.28	45
28.67	52.98	279,114	1.24	(0.12)	1.27	48
19.11	(0.24)	132,674	1.24	0.19	1.32	48
19.78	0.70	116,751	1.24	(0.01)	1.37	75
26.65	35.55	85,586	1.24	(0.81)	1.36	89

12.46	3.78	12,717	1.74(f)	(0.37)(f)	1.79(f)	14
12.44	(21.93)	12,568	1.75	(0.59)	1.79	45
18.01	52.22	13,468	1.73	(0.56)	1.78	48
12.19	(0.83)	24,323	1.74	(0.31)	1.80	48
12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89

26.29	4.26	358,766	0.99(f)	0.39(f)	1.02(f)	14
25.71	(21.39)	309,359	0.99	0.16	1.02	45
34.81	53.39	344,974	0.99	0.13	1.02	48
23.09	(0.02)	148,443	0.99	0.44	1.05	48
23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89

26.38	4.38	500,766	0.74(f)	0.64(f)	0.77(f)	14
25.83	(21.21)	460,265	0.74	0.41	0.77	45
34.96	53.76	495,948	0.74	0.37	0.77	48
23.17	0.22	167,419	0.74	0.69	0.80	48
23.82	0.55	82,758	0.74	0.79	1.10	75
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$43.52	$—	$2.49	$2.49	$—	$(6.17)	$(6.17)
Year Ended June 30, 2022	65.04	(0.08)	(8.96)	(9.04)	—	(12.48)	(12.48)
Year Ended June 30, 2021	45.69	(0.02)	21.07	21.05	(0.07)	(1.63)	(1.70)
Year Ended June 30, 2020	50.05	0.12	(1.95)	(1.83)	(0.15)	(2.38)	(2.53)
Year Ended June 30, 2019	52.43	0.12	0.95	1.07	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.63	0.10	6.67	6.77	(0.10)	(2.87)	(2.97)
Class C
Six Months Ended December 31, 2022 (Unaudited)	27.11	(0.07)	1.62	1.55	—	(6.17)	(6.17)
Year Ended June 30, 2022	45.39	(0.23)	(5.57)	(5.80)	—	(12.48)	(12.48)
Year Ended June 30, 2021	32.42	(0.20)	14.84	14.64	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	36.25	(0.08)	(1.35)	(1.43)	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)	0.61	0.52	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)	5.04	4.92	—	(2.87)	(2.87)
Class I
Six Months Ended December 31, 2022 (Unaudited)	53.40	0.08	3.01	3.09	(0.07)	(6.17)	(6.24)
Year Ended June 30, 2022	76.84	0.09	(10.99)	(10.90)	(0.06)	(12.48)	(12.54)
Year Ended June 30, 2021	53.70	0.17	24.81	24.98	(0.21)	(1.63)	(1.84)
Year Ended June 30, 2020	58.34	0.30	(2.30)	(2.00)	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29	1.12	1.41	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26	7.67	7.93	(0.23)	(2.87)	(3.10)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	42.12	(0.04)	2.40	2.36	—	(6.17)	(6.17)
Year Ended June 30, 2022	63.47	(0.20)	(8.67)	(8.87)	—	(12.48)	(12.48)
Year Ended June 30, 2021	44.70	(0.15)	20.59	20.44	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	48.98	0.01	(1.91)	(1.90)	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	—(g)	0.93	0.93	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)	6.55	6.52	(0.02)	(2.87)	(2.89)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	43.11	0.01	2.47	2.48	(0.01)	(6.17)	(6.18)
Year Ended June 30, 2022	64.53	(0.06)	(8.88)	(8.94)	—	(12.48)	(12.48)
Year Ended June 30, 2021	45.38	—(g)	20.92	20.92	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2020	49.73	0.13	(1.93)	(1.80)	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13	0.92	1.05	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12	6.63	6.75	(0.29)	(2.87)	(3.16)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	53.28	0.09	3.00	3.09	(0.09)	(6.17)	(6.26)
Year Ended June 30, 2022	76.73	0.09	(10.98)	(10.89)	(0.08)	(12.48)	(12.56)
Year Ended June 30, 2021	53.63	0.17	24.78	24.95	(0.22)	(1.63)	(1.85)
Year Ended June 30, 2020	58.26	0.29	(2.29)	(2.00)	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29	1.12	1.41	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33	7.59	7.92	(0.27)	(2.87)	(3.14)
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$39.84	5.28%	$492,578	1.26% (f)	0.02% (f)	1.27% (f)	10%
43.52	(17.26)	527,124	1.27	(0.13)	1.27	16
65.04	46.60	846,460	1.26	(0.03)	1.27	29
45.69	(4.11)	653,887	1.26	0.25	1.27	23
50.05	2.82	791,846	1.23	0.24	1.25	23
52.43	14.33	1,095,395	1.24	0.19	1.26	17

22.49	5.00	43,814	1.75(f)	(0.47)(f)	1.75(f)	10
27.11	(17.65)	53,369	1.75	(0.62)	1.75	16
45.39	45.91	87,848	1.74	(0.50)	1.74	29
32.42	(4.56)	80,258	1.74	(0.24)	1.75	23
36.25	2.31	111,453	1.73	(0.25)	1.75	23
39.12	13.76	143,030	1.74	(0.32)	1.76	17

50.25	5.43	2,360,850	0.99(f)	0.30(f)	1.00(f)	10
53.40	(17.02)	2,480,437	0.99	0.14	1.00	16
76.84	47.01	4,239,905	0.98	0.25	0.99	29
53.70	(3.83)	3,240,725	0.98	0.54	0.99	23
58.34	3.05	2,720,056	0.98	0.51	1.00	23
60.52	14.61	2,868,739	0.98	0.45	1.00	17

38.31	5.14	5,653	1.49(f)	(0.20)(f)	1.51(f)	10
42.12	(17.44)	5,646	1.49	(0.36)	1.51	16
63.47	46.28	7,744	1.48	(0.26)	1.51	29
44.70	(4.32)	6,746	1.49	0.02	1.52	23
48.98	2.56	9,718	1.48	—(h)	1.52	23
51.44	14.02	12,133	1.49	(0.06)	1.52	17

39.41	5.31	4,349	1.24(f)	0.05(f)	1.25(f)	10
43.11	(17.24)	4,281	1.24	(0.11)	1.24	16
64.53	46.66	5,829	1.23	—(h)	1.24	29
45.38	(4.08)	2,948	1.24	0.28	1.24	23
49.73	2.79	2,597	1.23	0.26	1.25	23
52.13	14.33	2,542	1.23	0.24	1.30	17

50.11	5.44	737	0.99(f)	0.31(f)	1.01(f)	10
53.28	(17.03)	688	0.99	0.14	1.00	16
76.73	47.01	834	0.98	0.25	1.00	29
53.63	(3.83)	449	0.98	0.53	1.01	23
58.26	3.05	475	0.98	0.50	1.03	23
60.42	14.61	624	0.98	0.57	1.07	17
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$53.64	$0.14	$3.01	$3.15	$(0.18)	$(6.17)	$(6.35)
Year Ended June 30, 2022	77.14	0.23	(11.05)	(10.82)	(0.20)	(12.48)	(12.68)
Year Ended June 30, 2021	53.88	0.30	24.90	25.20	(0.31)	(1.63)	(1.94)
Year Ended June 30, 2020	58.51	0.40	(2.30)	(1.90)	(0.35)	(2.38)	(2.73)
Year Ended June 30, 2019	60.69	0.41	1.11	1.52	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37	7.70	8.07	(0.35)	(2.87)	(3.22)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	53.63	0.16	3.01	3.17	(0.21)	(6.17)	(6.38)
Year Ended June 30, 2022	77.14	0.26	(11.05)	(10.79)	(0.24)	(12.48)	(12.72)
Year Ended June 30, 2021	53.87	0.34	24.90	25.24	(0.34)	(1.63)	(1.97)
Year Ended June 30, 2020	58.50	0.44	(2.30)	(1.86)	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44	1.11	1.55	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41	7.69	8.10	(0.38)	(2.87)	(3.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$50.44	5.52%	$857,722	0.80% (f)	0.51% (f)	0.85% (f)	10%
53.64	(16.87)	778,819	0.80	0.34	0.84	16
77.14	47.29	1,309,013	0.79	0.44	0.84	29
53.88	(3.65)	984,863	0.80	0.71	0.84	23
58.51	3.26	1,214,075	0.79	0.70	0.85	23
60.69	14.83	1,255,251	0.79	0.64	0.85	17

50.42	5.57	1,903,956	0.74(f)	0.56(f)	0.75(f)	10
53.63	(16.83)	1,793,598	0.74	0.39	0.75	16
77.14	47.39	2,069,498	0.73	0.50	0.74	29
53.87	(3.60)	1,625,610	0.74	0.78	0.74	23
58.50	3.33	1,425,704	0.73	0.76	0.75	23
60.68	14.89	1,450,525	0.73	0.71	0.75	17
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$13.92	$(0.05)	$0.13	$0.08	$—	$(0.07)	$(0.07)
Year Ended June 30, 2022	25.86	(0.20)	(8.46)	(8.66)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.70	(0.23)	9.22	8.99	(0.01)	(1.82)	(1.83)
Year Ended June 30, 2020	17.00	(0.11)	2.88	2.77	—	(1.07)	(1.07)
Year Ended June 30, 2019	18.45	(0.11)	0.67	0.56	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.81	(0.14)(g)	5.11	4.97	—	(1.33)	(1.33)
Class C
Six Months Ended December 31, 2022 (Unaudited)	8.09	(0.05)	0.08	0.03	—	(0.07)	(0.07)
Year Ended June 30, 2022	16.62	(0.18)	(5.07)	(5.25)	—	(3.28)	(3.28)
Year Ended June 30, 2021	12.53	(0.23)	6.14	5.91	—	(1.82)	(1.82)
Year Ended June 30, 2020	11.78	(0.13)	1.95	1.82	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)	0.38	0.24	—	(2.01)	(2.01)
Year Ended June 30, 2018	11.23	(0.16)(g)	3.81	3.65	—	(1.33)	(1.33)
Class I
Six Months Ended December 31, 2022 (Unaudited)	16.26	(0.03)	0.14	0.11	—	(0.07)	(0.07)
Year Ended June 30, 2022	29.53	(0.16)	(9.83)	(9.99)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.14	(0.20)	10.46	10.26	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	19.05	(0.07)	3.24	3.17	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)	0.79	0.71	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.18	(0.11)(g)	5.61	5.50	—	(1.33)	(1.33)
Class L
Six Months Ended December 31, 2022 (Unaudited)	17.04	(0.02)	0.15	0.13	—	(0.07)	(0.07)
Year Ended June 30, 2022	30.73	(0.14)	(10.27)	(10.41)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.93	(0.16)	10.85	10.69	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.71	(0.04)	3.36	3.32	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)	0.82	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.08)(g)	5.76	5.68	—	(1.33)	(1.33)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	13.06	(0.06)	0.12	0.06	—	(0.07)	(0.07)
Year Ended June 30, 2022	24.55	(0.23)	(7.98)	(8.21)	—	(3.28)	(3.28)
Year Ended June 30, 2021	17.85	(0.27)	8.79	8.52	—	(1.82)	(1.82)
Year Ended June 30, 2020	16.31	(0.14)	2.75	2.61	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)	0.63	0.48	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.39	(0.17)(g)	4.95	4.78	—	(1.33)	(1.33)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	13.88	(0.05)	0.13	0.08	—	(0.07)	(0.07)
Year Ended June 30, 2022	25.79	(0.19)	(8.44)	(8.63)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.66	(0.23)	9.21	8.98	(0.03)	(1.82)	(1.85)
Year Ended June 30, 2020	17.00	(0.11)	2.87	2.76	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)	0.66	0.56	—	(2.01)	(2.01)
July 31, 2017 (h) through June 30, 2018	15.17	(0.13)(g)	4.74	4.61	—	(1.33)	(1.33)
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$13.93	0.53%	$344,164	1.24% (f)	(0.66)% (f)	1.27% (f)	13%
13.92	(37.40)	384,556	1.25	(0.95)	1.26	35
25.86	48.64	760,153	1.23	(0.95)	1.25	52
18.70	16.92	500,357	1.24	(0.63)	1.27	51
17.00	5.08	400,127	1.24	(0.68)	1.27	58
18.45	35.14	337,933	1.24	(0.83)(g)	1.29	58

8.05	0.29	35,760	1.74(f)	(1.16)(f)	1.77(f)	13
8.09	(37.71)	41,416	1.75	(1.45)	1.76	35
16.62	47.95	90,880	1.73	(1.44)	1.74	52
12.53	16.32	62,434	1.74	(1.13)	1.77	51
11.78	4.51	58,288	1.74	(1.17)	1.77	58
13.55	34.56	43,116	1.74	(1.32)(g)	1.77	58

16.30	0.64	424,997	0.99(f)	(0.40)(f)	1.01(f)	13
16.26	(37.24)	569,015	1.00	(0.69)	1.01	35
29.53	49.03	1,013,916	0.98	(0.70)	0.99	52
21.14	17.19	466,094	0.99	(0.37)	1.01	51
19.05	5.36	289,094	0.99	(0.43)	1.02	58
20.35	35.45	268,082	0.99	(0.57)(g)	1.02	58

17.10	0.73	571,881	0.84(f)	(0.26)(f)	0.86(f)	13
17.04	(37.15)	496,522	0.85	(0.55)	0.86	35
30.73	49.21	1,096,814	0.84	(0.55)	0.84	52
21.93	17.40	735,649	0.84	(0.23)	0.86	51
19.71	5.51	568,539	0.84	(0.27)	0.86	58
20.95	35.65	434,286	0.84	(0.43)(g)	0.86	58

13.05	0.41	15,507	1.49(f)	(0.91)(f)	1.53(f)	13
13.06	(37.58)	16,716	1.50	(1.20)	1.52	35
24.55	48.29	31,503	1.49	(1.19)	1.51	52
17.85	16.64	24,496	1.49	(0.88)	1.52	51
16.31	4.79	26,011	1.49	(0.94)	1.52	58
17.84	34.83	31,569	1.49	(1.08)(g)	1.52	58

13.89	0.53	4,897	1.24(f)	(0.65)(f)	1.29(f)	13
13.88	(37.38)	5,134	1.25	(0.95)	1.28	35
25.79	48.67	9,313	1.24	(0.95)	1.27	52
18.66	16.86	5,217	1.24	(0.63)	1.29	51
17.00	5.08	1,072	1.24	(0.63)	1.37	58
18.45	31.93	446	1.23	(0.80)(g)	1.28	58
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund (continued)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	$14.10	$(0.03)	$0.12	$0.09	$—	$(0.07)	$(0.07)
Year Ended June 30, 2022	26.08	(0.14)	(8.56)	(8.70)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.83	(0.17)	9.29	9.12	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	17.09	(0.06)	2.90	2.84	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)	0.67	0.60	—	(2.01)	(2.01)
July 31, 2017 (h) through June 30, 2018	15.17	(0.09)(g)	4.75	4.66	—	(1.33)	(1.33)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	17.06	(0.02)	0.15	0.13	—	(0.07)	(0.07)
Year Ended June 30, 2022	30.76	(0.14)	(10.28)	(10.42)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.95	(0.16)	10.86	10.70	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.72	(0.04)	3.36	3.32	(0.02)	(1.07)	(1.09)
Year Ended June 30, 2019	20.96	(0.07)	0.84	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.07)(g)	5.76	5.69	—	(1.33)	(1.33)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	17.34	(0.01)	0.14	0.13	—	(0.07)	(0.07)
Year Ended June 30, 2022	31.17	(0.11)	(10.44)	(10.55)	—	(3.28)	(3.28)
Year Ended June 30, 2021	22.21	(0.13)	10.99	10.86	(0.08)	(1.82)	(1.90)
Year Ended June 30, 2020	19.95	(0.02)	3.40	3.38	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)	0.83	0.80	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.73	(0.06)(g)	5.82	5.76	—	(1.33)	(1.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.12	0.59%	$5,108	0.99% (f)	(0.40)% (f)	1.01% (f)	13%
14.10	(37.22)	5,073	1.00	(0.68)	1.01	35
26.08	49.01	5,878	0.98	(0.69)	0.99	52
18.83	17.25	2,821	0.99	(0.38)	1.04	51
17.09	5.30	1,336	0.99	(0.39)	1.01	58
18.50	32.28	726	0.99	(0.53)(g)	1.17	58

17.12	0.73	18,563	0.84(f)	(0.26)(f)	0.86(f)	13
17.06	(37.15)	20,537	0.84	(0.55)	0.86	35
30.76	49.22	40,613	0.84	(0.55)	0.85	52
21.95	17.37	22,261	0.84	(0.23)	0.86	51
19.72	5.50	13,817	0.84	(0.34)	0.86	58
20.96	35.71	28,656	0.84	(0.37)(g)	0.88	58

17.40	0.71	2,237,297	0.74(f)	(0.16)(f)	0.76(f)	13
17.34	(37.07)	2,380,212	0.74	(0.44)	0.76	35
31.17	49.40	3,794,115	0.74	(0.45)	0.74	52
22.21	17.49	2,140,824	0.74	(0.12)	0.76	51
19.95	5.60	1,518,382	0.74	(0.16)	0.76	58
21.16	35.86	1,045,098	0.74	(0.32)(g)	0.76	58
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$33.25	$(0.02)	$1.95	$1.93	$—	$—	$—
Year Ended June 30, 2022	69.13	(0.16)	(15.83)	(15.99)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.12	(0.01)	27.38	27.37	(0.36)	—	(0.36)
Year Ended June 30, 2020	49.98	0.15	(6.00)	(5.85)	(0.15)	(1.86)	(2.01)
Year Ended June 30, 2019	57.16	0.11	(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Year Ended June 30, 2018	52.32	0.04(g)	9.19	9.23	(0.01)	(4.38)	(4.39)
Class C
Six Months Ended December 31, 2022 (Unaudited)	32.24	(0.10)	1.89	1.79	—	—	—
Year Ended June 30, 2022	67.97	(0.41)	(15.43)	(15.84)	—	(19.89)	(19.89)
Year Ended June 30, 2021	41.41	(0.28)	26.91	26.63	(0.07)	—	(0.07)
Year Ended June 30, 2020	49.27	(0.07)	(5.93)	(6.00)	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)	(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24)(g)	9.15	8.91	—	(4.38)	(4.38)
Class I
Six Months Ended December 31, 2022 (Unaudited)	33.66	0.03	1.97	2.00	(0.02)	—	(0.02)
Year Ended June 30, 2022	69.56	(0.05)	(15.96)	(16.01)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.35	0.10	27.58	27.68	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.25	0.28	(6.03)	(5.75)	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23	(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17(g)	9.24	9.41	(0.17)	(4.38)	(4.55)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	33.05	(0.06)	1.93	1.87	—	—	—
Year Ended June 30, 2022	68.98	(0.29)	(15.75)	(16.04)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.07	(0.16)	27.35	27.19	(0.28)	—	(0.28)
Year Ended June 30, 2020	50.01	0.05	(6.02)	(5.97)	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04	(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (h) through June 30, 2018	53.24	(0.08)(g)	8.58	8.50	(0.04)	(4.38)	(4.42)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	33.40	(0.01)	1.95	1.94	—	—	—
Year Ended June 30, 2022	69.34	(0.17)	(15.88)	(16.05)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.23	—(i)	27.45	27.45	(0.34)	—	(0.34)
Year Ended June 30, 2020	50.18	0.16	(6.02)	(5.86)	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26	(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (h) through June 30, 2018	53.24	0.05(g)	8.58	8.63	(0.09)	(4.38)	(4.47)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	33.68	0.03	1.97	2.00	—	—	—
Year Ended June 30, 2022	69.59	(0.06)	(15.96)	(16.02)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.37	0.14	27.55	27.69	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.28	0.28	(6.03)	(5.75)	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23	(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (h) through June 30, 2018	53.24	0.18(g)	8.58	8.76	(0.14)	(4.38)	(4.52)
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$35.18	5.80%	$3,433	1.14% (f)	(0.09)% (f)	1.48% (f)	3%
33.25	(29.87)	4,789	1.14	(0.32)	1.41	140
69.13	65.16	7,279	1.23	0.03	1.32	83
42.12	(12.40)	4,127	1.24	0.33	1.38	102
49.98	(5.48)	5,896	1.23	0.21	1.36	74
57.16	18.37	4,624	1.24	0.07(g)	1.41	39

34.03	5.55	975	1.64(f)	(0.57)(f)	1.97(f)	3
32.24	(30.22)	986	1.65	(0.84)	1.91	140
67.97	64.35	1,944	1.73	(0.50)	1.81	83
41.41	(12.84)	1,690	1.74	(0.16)	1.82	102
49.27	(5.97)	2,307	1.73	(0.30)	1.86	74
56.67	17.79	1,816	1.74	(0.45)(g)	1.90	39

35.64	5.93	12,360	0.89(f)	0.18(f)	1.18(f)	3
33.66	(29.68)	12,913	0.89	(0.10)	1.11	140
69.56	65.58	34,171	0.99	0.17	1.03	83
42.35	(12.18)	13,264	0.99	0.61	1.06	102
50.25	(5.24)	13,211	0.98	0.45	1.09	74
57.44	18.64	15,557	0.99	0.32(g)	1.12	39

34.92	5.66	249	1.39(f)	(0.33)(f)	1.80(f)	3
33.05	(30.03)	277	1.39	(0.58)	1.72	140
68.98	64.76	481	1.48	(0.28)	1.68	83
42.07	(12.62)	180	1.49	0.11	1.69	102
50.01	(5.73)	166	1.48	0.08	2.08	74
57.32	16.67	24	1.49	(0.15)(g)	1.72	39

35.34	5.81	2,179	1.14(f)	(0.08)(f)	1.42(f)	3
33.40	(29.86)	2,711	1.14	(0.34)	1.36	140
69.34	65.16	5,418	1.23	(0.01)	1.28	83
42.23	(12.40)	3,692	1.24	0.36	1.30	102
50.18	(5.51)	3,768	1.23	0.53	1.59	74
57.40	16.94	24	1.24	0.10(g)	1.46	39

35.68	5.94	657	0.89(f)	0.18(f)	1.18(f)	3
33.68	(29.68)	735	0.89	(0.11)	1.11	140
69.59	65.58	2,557	0.99	0.25	1.04	83
42.37	(12.17)	2,125	0.99	0.61	1.06	102
50.28	(5.26)	1,941	0.98	0.45	1.10	74
57.48	17.21	1,536	0.99	0.36(g)	1.11	39
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$33.94	$0.07	$1.98	$2.05	$(0.08)	$—	$(0.08)
Year Ended June 30, 2022	69.85	0.03	(16.05)	(16.02)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.51	0.25	27.65	27.90	(0.56)	—	(0.56)
Year Ended June 30, 2020	50.42	0.36	(6.04)	(5.68)	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33	(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26(g)	9.28	9.54	(0.17)	(4.38)	(4.55)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	33.89	0.07	1.98	2.05	(0.11)	—	(0.11)
Year Ended June 30, 2022	69.75	0.07	(16.04)	(15.97)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.45	0.28	27.61	27.89	(0.59)	—	(0.59)
Year Ended June 30, 2020	50.34	0.39	(6.02)	(5.63)	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39	(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33(g)	9.23	9.56	(0.20)	(4.38)	(4.58)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$35.91	6.04%	$34,696	0.70% (f)	0.36% (f)	1.03% (f)	3%
33.94	(29.55)	46,112	0.70	0.07	0.96	140
69.85	65.89	165,829	0.80	0.44	0.89	83
42.51	(12.02)	148,185	0.80	0.78	0.90	102
50.42	(5.07)	215,630	0.79	0.63	0.93	74
57.63	18.88	223,933	0.79	0.48(g)	0.97	39

35.83	6.06	31,439	0.65(f)	0.36(f)	0.92(f)	3
33.89	(29.52)	66,087	0.65	0.14	0.86	140
69.75	65.98	148,507	0.74	0.49	0.78	83
42.45	(11.95)	176,598	0.74	0.84	0.80	102
50.34	(5.02)	206,625	0.73	0.75	0.83	74
57.55	18.95	66,306	0.74	0.59(g)	0.86	39
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$22.93	$0.11	$1.10	$1.21	$(0.17)	$(2.03)	$(2.20)
Year Ended June 30, 2022	32.06	0.12	(4.25)	(4.13)	(0.13)	(4.87)	(5.00)
Year Ended June 30, 2021	18.48	0.12	13.59	13.71	(0.13)	—	(0.13)
Year Ended June 30, 2020	23.65	0.16	(3.82)	(3.66)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.42	0.21	(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Year Ended June 30, 2018	29.18	0.20(g)	3.01	3.21	(0.23)	(1.74)	(1.97)
Class C
Six Months Ended December 31, 2022 (Unaudited)	16.97	0.04	0.83	0.87	(0.14)	(2.03)	(2.17)
Year Ended June 30, 2022	25.08	(0.02)	(3.14)	(3.16)	(0.08)	(4.87)	(4.95)
Year Ended June 30, 2021	14.52	0.01	10.64	10.65	(0.09)	—	(0.09)
Year Ended June 30, 2020	18.90	0.04	(2.97)	(2.93)	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07	(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04(g)	2.50	2.54	(0.14)	(1.74)	(1.88)
Class I
Six Months Ended December 31, 2022 (Unaudited)	25.05	0.15	1.20	1.35	(0.20)	(2.03)	(2.23)
Year Ended June 30, 2022	34.53	0.23	(4.65)	(4.42)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.21	14.62	14.83	(0.18)	—	(0.18)
Year Ended June 30, 2020	25.32	0.23	(4.11)	(3.88)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2019	32.25	0.31	(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30(g)	3.18	3.48	(0.29)	(1.74)	(2.03)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	22.54	0.08	1.08	1.16	(0.14)	(2.03)	(2.17)
Year Ended June 30, 2022	31.62	0.05	(4.17)	(4.12)	(0.09)	(4.87)	(4.96)
Year Ended June 30, 2021	18.25	0.06	13.41	13.47	(0.10)	—	(0.10)
Year Ended June 30, 2020	23.37	0.11	(3.77)	(3.66)	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15	(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12(g)	2.98	3.10	(0.17)	(1.74)	(1.91)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	22.88	0.11	1.10	1.21	(0.17)	(2.03)	(2.20)
Year Ended June 30, 2022	32.00	0.13	(4.24)	(4.11)	(0.14)	(4.87)	(5.01)
Year Ended June 30, 2021	18.45	0.13	13.56	13.69	(0.14)	—	(0.14)
Year Ended June 30, 2020	23.61	0.16	(3.81)	(3.65)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.38	0.23	(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20(g)	3.01	3.21	(0.23)	(1.74)	(1.97)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	25.05	0.15	1.20	1.35	(0.20)	(2.03)	(2.23)
Year Ended June 30, 2022	34.52	0.22	(4.63)	(4.41)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.22	14.61	14.83	(0.19)	—	(0.19)
Year Ended June 30, 2020	25.28	0.19	(4.06)	(3.87)	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.21	0.30	(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32(g)	3.14	3.46	(0.28)	(1.74)	(2.02)
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$21.94	4.98%	$149,629	1.24% (f)	0.89% (f)	1.27% (f)	32%
22.93	(15.16)	149,658	1.27	0.41	1.27	56
32.06	74.48	200,857	1.26	0.48	1.26	78
18.48	(16.78)	123,496	1.25	0.74	1.27	42
23.65	(9.73)	193,505	1.24	0.80	1.26	60
30.42	11.41	336,054	1.24	0.67(g)	1.30	39

15.67	4.74	5,347	1.72(f)	0.41(f)	1.78(f)	32
16.97	(15.55)	5,633	1.74	(0.07)	1.78	56
25.08	73.59	8,518	1.73	0.04	1.78	78
14.52	(17.14)	9,340	1.74	0.23	1.78	42
18.90	(10.18)	18,088	1.74	0.33	1.77	60
25.21	10.80	25,885	1.75	0.14(g)	1.78	39

24.17	5.12	212,576	0.97(f)	1.16(f)	1.01(f)	32
25.05	(14.92)	233,127	0.99	0.74	1.01	56
34.53	74.94	232,544	0.99	0.76	1.01	78
19.88	(16.55)	131,992	0.99	0.98	1.01	42
25.32	(9.49)	287,014	0.99	1.10	1.01	60
32.25	11.70	336,366	0.99	0.96(g)	1.01	39

21.53	4.85	25,420	1.49(f)	0.66(f)	1.58(f)	32
22.54	(15.36)	24,815	1.49	0.19	1.57	56
31.62	74.05	34,800	1.48	0.26	1.58	78
18.25	(16.96)	25,034	1.49	0.51	1.57	42
23.37	(9.94)	36,276	1.49	0.60	1.58	60
30.13	11.12	45,300	1.52	0.41(g)	1.63	39

21.89	5.00	15,251	1.24(f)	0.91(f)	1.28(f)	32
22.88	(15.14)	14,635	1.24	0.45	1.28	56
32.00	74.49	17,272	1.23	0.50	1.28	78
18.45	(16.77)	10,384	1.24	0.76	1.29	42
23.61	(9.72)	14,854	1.24	0.89	1.28	60
30.38	11.42	12,948	1.25	0.67(g)	1.29	39

24.17	5.12	22,280	0.99(f)	1.15(f)	1.01(f)	32
25.05	(14.90)	22,156	0.99	0.70	1.01	56
34.52	74.92	28,524	0.98	0.69	1.00	78
19.88	(16.52)	464	0.99	0.92	1.16	42
25.28	(9.51)	436	0.99	1.10	1.04	60
32.21	11.65	102	1.01	1.03(g)	1.27	39
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$25.09	$0.17	$1.19	$1.36	$(0.21)	$(2.03)	$(2.24)
Year Ended June 30, 2022	34.56	0.25	(4.63)	(4.38)	(0.22)	(4.87)	(5.09)
Year Ended June 30, 2021	19.89	0.24	14.64	14.88	(0.21)	—	(0.21)
Year Ended June 30, 2020	25.34	0.26	(4.11)	(3.85)	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2019	32.26	0.34	(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35(g)	3.17	3.52	(0.32)	(1.74)	(2.06)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	25.14	0.19	1.19	1.38	(0.23)	(2.03)	(2.26)
Year Ended June 30, 2022	34.62	0.29	(4.66)	(4.37)	(0.24)	(4.87)	(5.11)
Year Ended June 30, 2021	19.92	0.27	14.66	14.93	(0.23)	—	(0.23)
Year Ended June 30, 2020	25.38	0.29	(4.13)	(3.84)	(0.29)	(1.33)	(1.62)
Year Ended June 30, 2019	32.30	0.38	(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38(g)	3.18	3.56	(0.35)	(1.74)	(2.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$24.21	5.18%	$33,222	0.85% (f)	1.27% (f)	0.86% (f)	32%
25.09	(14.80)	42,404	0.86	0.81	0.86	56
34.56	75.16	58,262	0.86	0.87	0.86	78
19.89	(16.44)	30,637	0.85	1.11	0.87	42
25.34	(9.35)	69,857	0.84	1.21	0.86	60
32.26	11.85	131,506	0.84	1.11(g)	0.87	39

24.26	5.23	812,621	0.75(f)	1.39(f)	0.76(f)	32
25.14	(14.73)	798,822	0.76	0.94	0.76	56
34.62	75.36	929,661	0.76	0.98	0.76	78
19.92	(16.37)	624,226	0.75	1.24	0.76	42
25.38	(9.25)	933,252	0.74	1.36	0.76	60
32.30	11.97	1,040,121	0.74	1.21(g)	0.76	39
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$14.91	$0.01	$0.25	$0.26	$—	$(1.80)	$(1.80)
Year Ended June 30, 2022	21.12	(0.04)	(1.97)	(2.01)	—	(4.20)	(4.20)
Year Ended June 30, 2021	15.52	0.01	6.32	6.33	(0.10)	(0.63)	(0.73)
Year Ended June 30, 2020	18.24	0.11	(0.71)	(0.60)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.76	0.10	(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Year Ended June 30, 2018	22.11	0.15	2.29	2.44	(0.13)	(1.66)	(1.79)
Class C
Six Months Ended December 31, 2022 (Unaudited)	10.61	(0.02)	0.20	0.18	—	(1.80)	(1.80)
Year Ended June 30, 2022	16.25	(0.10)	(1.34)	(1.44)	—	(4.20)	(4.20)
Year Ended June 30, 2021	12.08	(0.06)	4.89	4.83	(0.03)	(0.63)	(0.66)
Year Ended June 30, 2020	14.64	0.01	(0.52)	(0.51)	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	—(g)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04	1.96	2.00	(0.01)	(1.66)	(1.67)
Class I
Six Months Ended December 31, 2022 (Unaudited)	16.43	0.03	0.27	0.30	(0.03)	(1.80)	(1.83)
Year Ended June 30, 2022	22.81	0.01	(2.19)	(2.18)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.71	0.06	6.82	6.88	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.48	0.16	(0.78)	(0.62)	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22	2.41	2.63	(0.18)	(1.66)	(1.84)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	14.88	0.01	0.25	0.26	—	(1.80)	(1.80)
Year Ended June 30, 2022	21.08	(0.04)	(1.96)	(2.00)	—	(4.20)	(4.20)
Year Ended June 30, 2021	15.41	0.03	6.27	6.30	—	(0.63)	(0.63)
Year Ended June 30, 2020	18.12	0.11	(0.70)	(0.59)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13	2.32	2.45	(0.17)	(1.66)	(1.83)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	16.33	0.03	0.28	0.31	(0.02)	(1.80)	(1.82)
Year Ended June 30, 2022	22.70	—	(2.17)	(2.17)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.64	0.05	6.79	6.84	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.41	0.15	(0.76)	(0.61)	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19	2.44	2.63	(0.22)	(1.66)	(1.88)
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$13.37	1.35%	$129,137	1.12% (f)	0.11% (f)	1.23% (f)	13%
14.91	(13.00)	135,382	1.14	(0.22)	1.21	24
21.12	41.59	171,962	1.11	0.06	1.20	122
15.52	(4.62)	154,019	1.14	0.62	1.22	92
18.24	0.81	204,131	1.14	0.49	1.31	82
22.76	11.18	314,171	1.14	0.65	1.29	62

8.99	1.15	14,608	1.62(f)	(0.40)(f)	1.72(f)	13
10.61	(13.45)	16,342	1.64	(0.72)	1.71	24
16.25	40.87	22,348	1.60	(0.42)	1.69	122
12.08	(5.06)	27,417	1.64	0.10	1.73	92
14.64	0.24	42,429	1.64	—(h)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62

14.90	1.45	110,847	0.87(f)	0.35(f)	0.97(f)	13
16.43	(12.76)	120,273	0.89	0.03	0.95	24
22.81	41.95	148,567	0.86	0.29	0.94	122
16.71	(4.40)	119,926	0.89	0.85	0.96	92
19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62

13.34	1.36	1,313	1.12(f)	0.10(f)	1.22(f)	13
14.88	(12.98)	1,489	1.14	(0.23)	1.20	24
21.08	41.57	2,223	1.08	0.20	1.18	122
15.41	(4.58)	12,615	1.14	0.63	1.20	92
18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62

14.82	1.51	226	0.87(f)	0.36(f)	0.97(f)	13
16.33	(12.79)	222	0.89	(0.02)	0.94	24
22.70	41.87	1,146	0.86	0.26	0.93	122
16.64	(4.38)	562	0.89	0.82	0.98	92
19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$16.49	$0.05	$0.28	$0.33	$(0.07)	$(1.80)	$(1.87)
Year Ended June 30, 2022	22.83	0.06	(2.20)	(2.14)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.73	0.11	6.82	6.93	(0.20)	(0.63)	(0.83)
Year Ended June 30, 2020	19.49	0.21	(0.76)	(0.55)	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27	2.42	2.69	(0.24)	(1.66)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.95	1.65%	$45,046	0.62% (f)	0.64% (f)	0.71% (f)	13%
16.49	(12.56)	37,375	0.64	0.27	0.70	24
22.83	42.21	73,530	0.60	0.57	0.68	122
16.73	(4.08)	76,126	0.64	1.16	0.70	92
19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$14.62	$0.03	$0.90	$0.93	$(0.03)	$(0.85)	$(0.88)
Year Ended June 30, 2022	23.54	(0.01)	(3.59)	(3.60)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.84	(0.01)	9.26	9.25	(0.04)	(0.51)	(0.55)
Year Ended June 30, 2020	15.96	0.03	(1.10)	(1.07)	(0.04)	(0.01)	(0.05)
Year Ended June 30, 2019	19.60	0.03	(1.81)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	18.10	—(g)(h)	2.69	2.69	—	(1.19)	(1.19)
Class C
Six Months Ended December 31, 2022 (Unaudited)	13.34	(0.02)	0.83	0.81	—	(0.85)	(0.85)
Year Ended June 30, 2022	22.04	(0.11)	(3.27)	(3.38)	—	(5.32)	(5.32)
Year Ended June 30, 2021	13.96	(0.10)	8.69	8.59	—	(0.51)	(0.51)
Year Ended June 30, 2020	15.06	(0.05)	(1.04)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)	(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09)(h)	2.58	2.49	—	(1.19)	(1.19)
Class I
Six Months Ended December 31, 2022 (Unaudited)	15.21	0.05	0.93	0.98	(0.07)	(0.85)	(0.92)
Year Ended June 30, 2022	24.21	0.04	(3.72)	(3.68)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.25	0.04	9.51	9.55	(0.08)	(0.51)	(0.59)
Year Ended June 30, 2020	16.40	0.07	(1.12)	(1.05)	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07	(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05(h)	2.75	2.80	(0.03)	(1.19)	(1.22)
Class L
Six Months Ended December 31, 2022 (Unaudited)	15.20	0.06	0.93	0.99	(0.09)	(0.85)	(0.94)
Year Ended June 30, 2022	24.18	0.07	(3.71)	(3.64)	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.23	0.07	9.51	9.58	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.38	0.10	(1.12)	(1.02)	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10	(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08(h)	2.76	2.84	(0.06)	(1.19)	(1.25)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	14.08	—(g)	0.88	0.88	—	(0.85)	(0.85)
Year Ended June 30, 2022	22.92	(0.06)	(3.46)	(3.52)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.48	(0.06)	9.02	8.96	(0.01)	(0.51)	(0.52)
Year Ended June 30, 2020	15.58	(0.01)	(1.08)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)	(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05)(h)	2.65	2.60	—	(1.19)	(1.19)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	14.48	0.02	0.89	0.91	(0.03)	(0.85)	(0.88)
Year Ended June 30, 2022	23.36	(0.01)	(3.55)	(3.56)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.74	(0.01)	9.20	9.19	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2020	15.87	0.03	(1.10)	(1.07)	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04	(1.81)	(1.77)	—(g)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01(h)	2.68	2.69	(0.03)	(1.19)	(1.22)
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.67	6.25%	$106,631	1.21% (f)	0.32% (f)	1.22% (f)	35%
14.62	(19.61)	103,884	1.22	(0.06)	1.22	66
23.54	63.19	135,165	1.22	(0.03)	1.22	94
14.84	(6.76)	94,883	1.22	0.18	1.23	52
15.96	(8.77)	136,432	1.22	0.16	1.22	64
19.60	15.40	210,050	1.22	—(h)(i)	1.23	52

13.30	5.94	10,337	1.72(f)	(0.22)(f)	1.74(f)	35
13.34	(20.00)	12,408	1.73	(0.59)	1.73	66
22.04	62.34	22,386	1.73	(0.56)	1.73	94
13.96	(7.25)	18,297	1.74	(0.34)	1.74	52
15.06	(9.22)	28,451	1.72	(0.35)	1.73	64
18.70	14.85	45,633	1.73	(0.50)(h)	1.73	52

15.27	6.32	164,594	0.96(f)	0.57(f)	0.97(f)	35
15.21	(19.36)	159,356	0.97	0.19	0.97	66
24.21	63.52	216,248	0.96	0.21	0.97	94
15.25	(6.51)	160,892	0.96	0.44	0.96	52
16.40	(8.49)	273,370	0.96	0.41	0.96	64
20.05	15.73	433,317	0.96	0.27(h)	0.97	52

15.25	6.40	189,170	0.81(f)	0.69(f)	0.82(f)	35
15.20	(19.22)	226,823	0.81	0.34	0.81	66
24.18	63.78	317,162	0.81	0.37	0.81	94
15.23	(6.37)	302,427	0.81	0.60	0.81	52
16.38	(8.42)	433,521	0.81	0.58	0.81	64
20.05	15.95	554,361	0.81	0.42(h)	0.82	52

14.11	6.12	36,187	1.48(f)	0.05(f)	1.48(f)	35
14.08	(19.82)	33,542	1.48	(0.32)	1.48	66
22.92	62.71	43,496	1.48	(0.31)	1.48	94
14.48	(7.01)	30,330	1.48	(0.09)	1.49	52
15.58	(8.95)	44,064	1.47	(0.07)	1.49	64
19.22	15.13	49,715	1.48	(0.25)(h)	1.48	52

14.51	6.19	31,370	1.22(f)	0.32(f)	1.22(f)	35
14.48	(19.58)	29,731	1.22	(0.05)	1.22	66
23.36	63.20	36,745	1.21	(0.04)	1.21	94
14.74	(6.78)	22,953	1.21	0.20	1.21	52
15.87	(8.75)	23,887	1.21	0.23	1.21	64
19.50	15.49	17,655	1.21	0.04(h)	1.21	52
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund (continued)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	$15.08	$0.05	$0.92	$0.97	$(0.07)	$(0.85)	$(0.92)
Year Ended June 30, 2022	24.05	0.04	(3.69)	(3.65)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.16	0.04	9.46	9.50	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2020	16.32	0.07	(1.12)	(1.05)	(0.10)	(0.01)	(0.11)
Year Ended June 30, 2019	19.98	0.08	(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05(h)	2.75	2.80	(0.07)	(1.19)	(1.26)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	15.15	0.07	0.92	0.99	(0.10)	(0.85)	(0.95)
Year Ended June 30, 2022	24.13	0.07	(3.71)	(3.64)	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.20	0.07	9.49	9.56	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.34	0.09	(1.11)	(1.02)	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11	(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08(h)	2.74	2.82	(0.07)	(1.19)	(1.26)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	15.21	0.07	0.94	1.01	(0.11)	(0.85)	(0.96)
Year Ended June 30, 2022	24.20	0.09	(3.72)	(3.63)	(0.04)	(5.32)	(5.36)
Year Ended June 30, 2021	15.25	0.09	9.51	9.60	(0.14)	(0.51)	(0.65)
Year Ended June 30, 2020	16.40	0.11	(1.12)	(1.01)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12	(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10(h)	2.76	2.86	(0.08)	(1.19)	(1.27)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$15.13	6.33%	$10,436	0.96% (f)	0.58% (f)	0.97% (f)	35%
15.08	(19.37)	9,072	0.96	0.20	0.97	66
24.05	63.52	11,590	0.97	0.20	0.98	94
15.16	(6.55)	8,042	0.97	0.45	0.98	52
16.32	(8.52)	6,313	0.97	0.45	0.98	64
19.98	15.73	5,773	1.01	0.28(h)	1.04	52

15.19	6.43	14,039	0.81(f)	0.86(f)	0.82(f)	35
15.15	(19.25)	4,634	0.81	0.33	0.81	66
24.13	63.83	9,804	0.81	0.35	0.81	94
15.20	(6.36)	6,496	0.81	0.56	0.81	52
16.34	(8.39)	11,770	0.81	0.64	0.81	64
20.01	15.83	6,491	0.85	0.43(h)	0.86	52

15.26	6.53	301,984	0.72(f)	0.81(f)	0.72(f)	35
15.21	(19.18)	290,297	0.72	0.45	0.72	66
24.20	63.87	349,316	0.71	0.46	0.72	94
15.25	(6.27)	255,716	0.71	0.68	0.71	52
16.40	(8.30)	435,139	0.71	0.70	0.72	64
20.07	16.05	455,851	0.71	0.53(h)	0.72	52
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	105

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 7 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Sustainable Leaders Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan SMID Cap Equity Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) and JPMorgan Small Cap Sustainable Leaders Fund (“Small Cap Sustainable Leaders Fund”) is to seek capital growth over the long term.
The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.
The investment objective of JPMorgan SMID Cap Equity Fund (“SMID Cap Equity Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.
Class L Shares of Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the U.S. Small Company Fund unless they meet certain requirements as described in the U.S. Small Company Fund's prospectus.
Prior to October, 28, 2022, share classes of Small Cap Equity Fund were publicly offered on a limited basis. Investors were not eligible to purchase shares of the Small Cap Equity Fund unless they met certain requirements as described in the Small Cap Equity Fund's prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

106	J.P. Morgan Small Cap Funds	December 31, 2022

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,206,510	$—	$—	$1,206,510

(a)	Please refer to the SOI for specifics of portfolio holdings.

December 31, 2022	J.P. Morgan Small Cap Funds	107

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,978,813	$—	$—	$5,978,813

(a)	Please refer to the SOI for specifics of portfolio holdings.

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,882,938	$—	$—	$3,882,938

(a)	Please refer to the SOI for specifics of portfolio holdings.

Small Cap Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$85,306	$—	$—	$85,306
Rights	—	—	—(a)	—(a)
Short-Term Investments
Investment Companies	1,236	—	—	1,236
Total Investments in Securities	$86,542	$—	$—(a)	$86,542

(a)	Amount rounds to less than one thousand.

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,309,615	$—	$—	$1,309,615
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(688)	$—	$—	$(688)

(a)	Please refer to the SOI for specifics of portfolio holdings.

SMID Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$303,741	$—	$—	$303,741

(a)	Please refer to the SOI for specifics of portfolio holdings.

108	J.P. Morgan Small Cap Funds	December 31, 2022

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Air Freight & Logistics	$7,392	$—	$—	$7,392
Airlines	1,148	—	—	1,148
Auto Components	1,060	—	—	1,060
Automobiles	109	—	—	109
Banks	90,183	—	—	90,183
Beverages	4,050	—	—	4,050
Biotechnology	64,013	—	—	64,013
Building Products	6,070	—	—	6,070
Capital Markets	15,711	—	—	15,711
Chemicals	16,966	—	—	16,966
Commercial Services & Supplies	21,221	—	—	21,221
Communications Equipment	14,516	—	—	14,516
Construction & Engineering	22,963	—	—	22,963
Construction Materials	1,259	—	—	1,259
Consumer Finance	6,539	—	—	6,539
Containers & Packaging	1,812	—	—	1,812
Diversified Consumer Services	7,728	—	—(a)	7,728
Diversified Financial Services	566	—	—	566
Diversified Telecommunication Services	7,427	—	—	7,427
Electric Utilities	7,134	—	—	7,134
Electrical Equipment	17,522	—	—	17,522
Electronic Equipment, Instruments & Components	16,563	—	—	16,563
Energy Equipment & Services	13,883	—	—	13,883
Entertainment	1,199	—	—	1,199
Equity Real Estate Investment Trusts (REITs)	42,486	—	—	42,486
Food & Staples Retailing	4,331	—	—	4,331
Food Products	5,211	—	—	5,211
Gas Utilities	10,402	—	—	10,402
Health Care Equipment & Supplies	41,769	—	—	41,769
Health Care Providers & Services	17,187	—	—	17,187
Health Care Technology	5,976	—	—	5,976
Hotels, Restaurants & Leisure	21,186	—	—	21,186
Household Durables	28,703	—	—	28,703
Household Products	3,226	—	—	3,226
Independent Power and Renewable Electricity Producers	2,572	—	—	2,572
Insurance	9,956	—	—	9,956
Interactive Media & Services	3,257	—	—	3,257
IT Services	15,884	—	—	15,884
Leisure Products	2,906	—	—	2,906
Life Sciences Tools & Services	5,863	—	—	5,863
Machinery	10,269	—	—	10,269
Marine	2,640	—	—	2,640
Media	2,348	—	—	2,348
Metals & Mining	10,152	—	—	10,152
Mortgage Real Estate Investment Trusts (REITs)	11,531	—	—	11,531
Multiline Retail	1,694	—	—	1,694
Multi-Utilities	1,801	—	—	1,801

December 31, 2022	J.P. Morgan Small Cap Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
U.S. Small Company Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Oil, Gas & Consumable Fuels	$36,831	$—	$—	$36,831
Paper & Forest Products	838	—	—	838
Personal Products	15,511	—	—	15,511
Pharmaceuticals	12,672	—	—(a)	12,672
Professional Services	26,317	—	—	26,317
Real Estate Management & Development	2,742	—	—	2,742
Road & Rail	6,742	—	—	6,742
Semiconductors & Semiconductor Equipment	22,740	—	—	22,740
Software	45,372	—	—	45,372
Specialty Retail	24,852	—	—	24,852
Textiles, Apparel & Luxury Goods	12,684	—	—	12,684
Thrifts & Mortgage Finance	12,011	—	—	12,011
Trading Companies & Distributors	19,682	—	—	19,682
Water Utilities	2,963	—	—	2,963
Wireless Telecommunication Services	727	—	—	727
Total Common Stocks	851,068	—	—(a)	851,068
Short-Term Investments
Investment Companies	15,467	—	—	15,467
Investment of Cash Collateral from Securities Loaned	38,733	—	—	38,733
Total Short-Term Investments	54,200	—	—	54,200
Total Investments in Securities	$905,268	$—	$—(a)	$905,268
Appreciation in Other Financial Instruments
Futures Contracts	$174	$—	$—	$174

(a)	Amount rounds to less than one thousand.
B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the

110	J.P. Morgan Small Cap Funds	December 31, 2022

borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$35,764	$(35,764)	$—
Small Cap Equity Fund	279,974	(279,974)	—
Small Cap Growth Fund	208,340	(208,340)	—
Small Cap Value Fund	36,052	(36,052)	—
SMID Cap Equity Fund	50	(50)	—
U.S. Small Company Fund	37,687	(37,687)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended December 31, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Small Cap Blend Fund	$2
Small Cap Equity Fund	6
Small Cap Growth Fund	9
Small Cap Sustainable Leaders Fund	—(a)
Small Cap Value Fund	1
SMID Cap Equity Fund	—(a)
U.S. Small Company Fund	1

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Small Cap Blend Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$27,327	$121,738	$116,736	$3	$11	$32,343	32,327	$538	$—

December 31, 2022	J.P. Morgan Small Cap Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Small Cap Blend Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	$34,981	$110,250	$116,000	$26*	$6	$29,263	29,255	$581*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	4,611	83,628	80,625	—	—	7,614	7,614	74*	—
Total	$66,919	$315,616	$313,361	$29	$17	$69,220		$1,193	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Equity Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$189,446	$676,176	$709,316	$55	$29	$156,390	156,312	$2,832	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	159,955	449,001	420,000	102*	28	189,086	189,029	2,123*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	18,662	242,595	162,849	—	—	98,408	98,408	270*	—
Total	$368,063	$1,367,772	$1,292,165	$157	$57	$443,884		$5,225	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Growth Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$45,209	$365,585	$371,914	$13	$4	$38,897	38,878	$568	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	222,094	449,000	505,000	138*	34	166,266	166,216	2,675*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	25,886	402,775	381,628	—	—	47,033	47,033	358*	—
Total	$293,189	$1,217,360	$1,258,542	$151	$38	$252,196		$3,601	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

112	J.P. Morgan Small Cap Funds	December 31, 2022

*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Sustainable Leaders Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$1,396	$16,655	$16,816	$1	$—	$1,236	1,236	$20	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	4,091	1,000	5,094	3*	—(c)	—	—	29*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	1,630	11,395	13,025	—	—	—	—	11*	—
Total	$7,117	$29,050	$34,935	$4	$—(c)	$1,236		$60	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Value Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$19,171	$223,181	$197,538	$4	$7	$44,825	44,802	$486	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	20,571	94,000	84,000	15*	8	30,594	30,585	419*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	3,163	103,645	100,295	—	—	6,513	6,513	60*	—
Total	$42,905	$420,826	$381,833	$19	$15	$81,932		$965	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

SMID Cap Equity Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$10,971	$40,451	$40,870	$2	$1	$10,555	10,549	$117	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	3,046	5,030	8,023	—	—	53	53	9*	—
Total	$14,017	$45,481	$48,893	$2	$1	$10,608		$126	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

December 31, 2022	J.P. Morgan Small Cap Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Small Company Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$23,202	$128,606	$136,347	$6	$—(c)	$15,467	15,460	$272	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	18,571	80,001	71,000	15*	5	27,592	27,584	373*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	1,124	78,863	68,846	—	—	11,141	11,141	60*	—
Total	$42,897	$287,470	$276,193	$21	$5	$54,200		$705	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Futures Contracts — Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the six months ended December 31, 2022:
	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$31,418	$16,851
Ending Notional Balance Long	43,394	13,815

114	J.P. Morgan Small Cap Funds	December 31, 2022

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Small Cap Blend Fund
Transfer agency fees	$11	$1	$3	n/a	n/a	n/a	n/a	n/a	$1	$16
Small Cap Equity Fund
Transfer agency fees	63	2	83	n/a	$—(a)	$—(a)	$—(a)	$5	11	164
Small Cap Growth Fund
Transfer agency fees	19	2	7	$3	2	1	—(a)	—(a)	37	71
Small Cap Sustainable Leaders Fund
Transfer agency fees	2	—(a)	—(a)	n/a	—(a)	—(a)	—(a)	2	1	5
Small Cap Value Fund
Transfer agency fees	13	1	4	n/a	9	2	—(a)	1	10	40
SMID Cap Equity Fund
Transfer agency fees	12	1	4	n/a	n/a	—(a)	—(a)	n/a	1	18
U.S. Small Company Fund
Transfer agency fees	4	2	4	2	3	1	—(a)	—(a)	9	25

(a)	Amount rounds to less than one thousand.

December 31, 2022	J.P. Morgan Small Cap Funds	115

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Sustainable Leaders Fund	0.65
Small Cap Value Fund	0.65
SMID Cap Equity Fund	0.55
U.S. Small Company Fund	0.60
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2022, the effective annualized rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A , Class C, Class R2 and Class R3 Shares of the Funds, as applicable, Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Equity Fund	0.25	0.75	0.50%	0.25%
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Sustainable Leaders Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
SMID Cap Equity Fund	0.25	0.75	n/a	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

116	J.P. Morgan Small Cap Funds	December 31, 2022

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$22	$2
Small Cap Equity Fund	4	—
Small Cap Growth Fund	6	—
Small Cap Sustainable Leaders Fund	1	—(a)
Small Cap Value Fund	3	—(a)
SMID Cap Equity Fund	1	—
U.S. Small Company Fund	2	—(a)

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Sustainable Leaders Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
SMID Cap Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.25	n/a
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

December 31, 2022	J.P. Morgan Small Cap Funds	117

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Small Cap Blend Fund	1.24%	1.74%	0.99%	n/a	n/a	n/a	n/a	0.74%
Small Cap Equity Fund	n/a	n/a	0.99	1.49%	n/a	0.99%	0.80%	n/a
Small Cap Growth Fund	1.24	1.74	0.99	1.49	1.24%	0.99	0.84	0.74
Small Cap Sustainable Leaders Fund	1.14	1.64	0.89	1.39	1.14	0.89	0.70	0.65
Small Cap Value Fund	1.19(1)	1.69(1)	0.94(1)	1.49	1.24	0.99	0.84(1)	0.74(1)
SMID Cap Equity Fund	1.09(2)	1.59(2)	0.84(2)	n/a	1.09(2)	0.84(2)	n/a	0.59(2)
U.S. Small Company Fund	1.19(3)	1.69(3)	0.94(3)	n/a	n/a	n/a	n/a	n/a

(1)
Prior to November 1, 2022, there was no contractual expense limitation in place for Class A, Class R5 and Class R6 and the contractual expense limitation was 1.74% and 0.99%, for Class A, Class C and Class I, respectively.

(2)	Prior to November 1, 2022, the contractual expense limitation was 1.14%, 1.64%, 0.89%, 1.14%, 0.89% and 0.64% for Class A, Class C, Class I, Class R3, Class R4 and Class R6, respectively.
(3)	Prior to November 1, 2022, there was no contractual expense limitation for Class A, Class C and Class I.
Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2023.
For the six months ended December 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$86	$57	$13	$156	$—
Small Cap Equity Fund	—	—	291	291	—
Small Cap Growth Fund	178	116	31	325	37
Small Cap Sustainable Leaders Fund	109	42	14	165	—
Small Cap Value Fund	26	16	65	107	2
SMID Cap Equity Fund	83	55	15	153	1
U.S. Small Company Fund	—	—	14	14	—
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2022 were as follows:

Small Cap Blend Fund	$21
Small Cap Equity Fund	129
Small Cap Growth Fund	29
Small Cap Sustainable Leaders Fund	1
Small Cap Value Fund	20
SMID Cap Equity Fund	5
U.S. Small Company Fund	12

118	J.P. Morgan Small Cap Funds	December 31, 2022

JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2022, the amount of these reimbursements were as follows:

Small Cap Blend Fund	$1
Small Cap Equity Fund	1
Small Cap Growth Fund	1
Small Cap Sustainable Leaders Fund	1
Small Cap Value Fund	1
SMID Cap Equity Fund	1
U.S. Small Company Fund	1
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended December 31, 2022, Small Cap Blend Fund, Small Cap Equity Fund, Small Cap Growth Fund, Small Cap Sustainable Leaders Fund, SMID Cap Equity Fund and U.S. Small Company Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended December 31, 2022, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$230,119	$160,164
Small Cap Equity Fund	544,811	790,282
Small Cap Growth Fund	515,971	827,759
Small Cap Sustainable Leaders Fund	3,063	60,285
Small Cap Value Fund	411,054	512,421
SMID Cap Equity Fund	40,685	53,705
U.S. Small Company Fund	315,683	361,853
During the six months ended December 31, 2022, there were no purchases or sales of U.S. Government securities.

December 31, 2022	J.P. Morgan Small Cap Funds	119

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$1,172,525	$169,448	$135,464	$33,984
Small Cap Equity Fund	4,863,496	1,572,349	457,032	1,115,317
Small Cap Growth Fund	3,928,432	743,067	788,561	(45,494)
Small Cap Sustainable Leaders Fund	104,603	11,790	29,851	(18,061)
Small Cap Value Fund	1,239,523	183,127	113,723	69,404
SMID Cap Equity Fund	300,239	37,709	34,207	3,502
U.S. Small Company Fund	878,443	142,872	115,873	26,999
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the following Funds deferred to July 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Small Cap Blend Fund	$13,434	$—	$—
Small Cap Equity Fund	5,126	—	—
Small Cap Growth Fund	157,967	—	11,923
Small Cap Sustainable Leaders Fund	27,938	937	—
Small Cap Value Fund	30,064	—	—
U.S. Small Company Fund	22,413	—	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

120	J.P. Morgan Small Cap Funds	December 31, 2022

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of December 31, 2022, the Funds had  individual shareholder and/or affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	—	—%	1	55.3%
Small Cap Equity Fund	—	—	3	43.4
Small Cap Growth Fund	—	—	1	15.2
Small Cap Sustainable Leaders Fund	—	—	1	38.3
Small Cap Value Fund	—	—	1	12.2
SMID Cap Equity Fund	1	27.1	1	10.8
U.S. Small Company Fund	—	—	3	42.0
As of December 31, 2022, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	17.8%	12.3%
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Because the Funds invest in Real Estate Investment Trusts ("REITs"), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
The Funds invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the

December 31, 2022	J.P. Morgan Small Cap Funds	121

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

122	J.P. Morgan Small Cap Funds	December 31, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$1,041.00	$6.38	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,037.80	8.94	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,042.60	5.10	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R6
Actual	1,000.00	1,043.80	3.81	0.74
Hypothetical	1,000.00	1,021.47	3.77	0.74
JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,052.80	6.52	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26
Class C
Actual	1,000.00	1,050.00	9.04	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class I
Actual	1,000.00	1,054.30	5.13	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R2
Actual	1,000.00	1,051.40	7.70	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49

December 31, 2022	J.P. Morgan Small Cap Funds	123

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Equity Fund (continued)
Class R3
Actual	$1,000.00	$1,053.10	$6.42	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class R4
Actual	1,000.00	1,054.40	5.13	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R5
Actual	1,000.00	1,055.20	4.14	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class R6
Actual	1,000.00	1,055.70	3.83	0.74
Hypothetical	1,000.00	1,021.47	3.77	0.74
JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,005.30	6.27	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,002.90	8.78	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,006.40	5.01	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class L
Actual	1,000.00	1,007.30	4.25	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R2
Actual	1,000.00	1,004.10	7.53	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R3
Actual	1,000.00	1,005.30	6.27	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class R4
Actual	1,000.00	1,005.90	5.01	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R5
Actual	1,000.00	1,007.30	4.25	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R6
Actual	1,000.00	1,007.10	3.74	0.74
Hypothetical	1,000.00	1,021.47	3.77	0.74
JPMorgan Small Cap Sustainable Leaders Fund
Class A
Actual	1,000.00	1,058.00	5.91	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	1,055.50	8.50	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	1,059.30	4.62	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

124	J.P. Morgan Small Cap Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Sustainable Leaders Fund (continued)
Class R2
Actual	$1,000.00	$1,056.60	$7.21	1.39%
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R3
Actual	1,000.00	1,058.10	5.91	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class R4
Actual	1,000.00	1,059.40	4.62	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R5
Actual	1,000.00	1,060.40	3.64	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R6
Actual	1,000.00	1,060.60	3.38	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,049.80	6.41	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,047.40	8.88	1.72
Hypothetical	1,000.00	1,016.53	8.74	1.72
Class I
Actual	1,000.00	1,051.20	5.02	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class R2
Actual	1,000.00	1,048.50	7.69	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R3
Actual	1,000.00	1,050.00	6.41	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class R4
Actual	1,000.00	1,051.20	5.12	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R5
Actual	1,000.00	1,051.80	4.40	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,052.30	3.88	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
JPMorgan SMID Cap Equity Fund
Class A
Actual	1,000.00	1,013.50	5.68	1.12
Hypothetical	1,000.00	1,019.56	5.70	1.12
Class C
Actual	1,000.00	1,011.50	8.21	1.62
Hypothetical	1,000.00	1,017.04	8.24	1.62
Class I
Actual	1,000.00	1,014.50	4.42	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87

December 31, 2022	J.P. Morgan Small Cap Funds	125

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SMID Cap Equity Fund (continued)
Class R3
Actual	$1,000.00	$1,013.60	$5.68	1.12%
Hypothetical	1,000.00	1,019.56	5.70	1.12
Class R4
Actual	1,000.00	1,015.10	4.42	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R6
Actual	1,000.00	1,016.50	3.15	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62
JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	1,062.50	6.29	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class C
Actual	1,000.00	1,059.40	8.93	1.72
Hypothetical	1,000.00	1,016.53	8.74	1.72
Class I
Actual	1,000.00	1,063.20	4.99	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class L
Actual	1,000.00	1,064.00	4.21	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Class R2
Actual	1,000.00	1,061.20	7.69	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,061.90	6.34	1.22
Hypothetical	1,000.00	1,019.05	6.21	1.22
Class R4
Actual	1,000.00	1,063.30	4.99	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class R5
Actual	1,000.00	1,064.30	4.21	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Class R6
Actual	1,000.00	1,065.30	3.75	0.72
Hypothetical	1,000.00	1,021.58	3.67	0.72

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

126	J.P. Morgan Small Cap Funds	December 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering the continuation of the investment advisory agreement annual renewals.  The Board held meetings on June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser.  This information includes the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022)  provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each of the Funds, including personnel changes, if any;
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)
Information about the structure and distribution strategy for each Fund and how it fits with the Trusts’ other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;

127

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
(vi)
 Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Funds;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on

128

existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund, Small Cap Value Fund, and SMID Cap Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable,  institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Small Cap Blend Fund’s performance for Class A shares was in the first, fourth and second quintiles of the Peer Group, and in the second, fourth and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the first, third, and third quintiles of the Peer Group, and in the second, fourth, and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the first and third quintiles of the Peer Group, and in the second and fourth quintiles of the Universe, for the one- and three-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the

129

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Small Cap Equity Fund’s performance for Class A shares was in the fourth, third and second quintiles of the Peer Group,  and in the fifth, second, and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the fifth, second and first quintiles of both the Peer Group and the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the fifth, fourth and second quintiles of the Peer Group, and in the fifth, second and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Small Cap Growth Fund’s performance for Class A shares was in the fifth, second and second quintiles of the Peer Group, and in the fifth, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the fifth, second and second quintiles of the Peer Group, and in the fifth, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the fourth, second and first quintiles of the Peer Group, and in the fifth, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Small Cap Sustainable Leaders Fund’s performance for Class A shares was in the fifth, fifth and fourth quintiles of both the Peer Group and the Universe, for the one-, three- and five year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R5 shares was in the fifth, fifth and fourth  quintiles of both the Peer Group and the Universe, for the one-, three- and five year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the fifth, fifth and fourth quintiles of both the Peer Group and the Universe, for the one-, three- and five-year periods ended
December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Equity Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the Small Cap Value Fund’s performance for Class A shares was in the fourth, third and third quintiles of the Peer Group, and in the third, third and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the second, second and third quintiles of the Peer Group, and in the third, second and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the third, first and third quintiles of the Peer Group, and in the second, second and third quintiles of the Universe, for the one-, three-, and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the SMID Cap Equity Fund’s performance for Class A shares was in the third, fifth and fourth quintiles of the Peer Group, and in the fourth, fifth and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third, fourth and third quintiles of the Peer Group, and in the third, fourth and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the fourth, fifth and third quintiles of the Peer Group, and in the third, fourth and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide

130

additional Fund performance information to be reviewed with the members of the Board’s Equity Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the U.S. Small Company Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles of the Peer Group, and in the third, second and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third, second and fourth quintiles of both the Peer Group and the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the fourth, fifth and fifth quintiles of the Peer Group, and in the third, second and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund.  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Small Cap Blend Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Small Cap Growth Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses were in the fourth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Small Cap Sustainable Leaders Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R5 and

131

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R5 and Class R6 shares were also in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the SMID Cap Equity Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe,  and that the actual total expenses for Class A shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The
Trustees noted that the net advisory fee for Class I shares was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles of  the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

132

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
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J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
SAN-SC-1222

Semi-Annual Report
J.P. Morgan Mid Cap/Multi-Cap Funds
December 31, 2022  (Unaudited)
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	1

J.P. Morgan Mid Cap/Multi-Cap Funds
MARKET OVERVIEW
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
Overall, leading U.S. equity indexes ended the period with positive returns, rebounding from a broad sell-off in August and September. Investors were largely focused on the pace and size of interest rate increases by the U.S. Federal Reserve (the “Fed”), while the highest inflation rate in 40 years, the war in Ukraine and pandemic-related disruptions in China weighed on global financial markets.
During the second half of 2022, the Fed raised interest rates in July, September, November and December, following three increases in the first half of the year. Meanwhile, corporate earnings for the second and third quarters of 2022, generally were better than expected given a cooling economy and slower consumer spending. The U.S. unemployment rate remained historically low, hovering between 3.5% and 3.7% for the six-month period.
Within U.S. equity markets, the energy sector outperformed amid constrained supply from Russia and Europe’s efforts to find alternative sources of petroleum and natural gas. The utilities sector also performed well as investors sought attractive dividend yields and companies less exposed to economic cycles. The real estate sector largely underperformed amid rising interest rates, while changing consumer habits and investor concerns over increased competition weighed on the communication services sector.
Overall, mid cap growth stocks generated the highest U.S. equity returns, while large cap and mid cap value stocks outperformed small cap stocks and large cap growth stocks. For the six month period, the Russell Mid Cap Index returned 5.43%, the Russell Mid Cap Growth Index returned 6.20% and the Russell Mid Cap Value Index returned 5.01%.

2	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

JPMorgan Growth Advantage Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(1.65)%
Russell 3000 Growth Index	(1.13)%
Net Assets as of 12/31/2022 (In Thousands)	$12,201,566
INVESTMENT OBJECTIVE **
The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and overweight positions in the health care and industrials sectors were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight position in Catalent Inc., Zoom Video Communications Inc. and Tesla Inc. Shares of Catalent, a pharmaceuticals maker, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2022 and lowered its forecast for the full year. Shares of Zoom Video Communications, a video conferencing service provider, fell after the company reported lower-than-expected revenue for the second quarter of 2022 and issued a weaker-than-expected forecast. Shares of Tesla, an electric vehicle manufacturer, fell amid investor concerns about both weaker delivery volumes and Chief Executive Elon Musk’s controversial decisions as majority owner and chief executive of Twitter Inc.
Leading individual contributors to relative performance included the Fund’s overweight positions in Horizon Therapeutics PLC, Burlington Stores Inc. and Alnylam Pharmaceuticals Inc. Shares of Horizon Therapeutics PLC, a pharmaceuticals developer based in Ireland, rose after the company agreed to be acquired by Amgen Inc. for about $28 billion. Shares of Burlington Stores, an apparel retail chain, rose after the company reported weak but better-than-expected results for the third quarter of 2022. Shares of Alnylam Pharmaceuticals, a drug development company, rose amid strong product revenue for the second quarter of 2022 and after the company reported positive Phase 3 clinical trial results for its amyloidosis treatment.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.6%
2.	Apple, Inc.	7.4
3.	Amazon.com, Inc.	4.0
4.	Alphabet, Inc., Class C	3.9
5.	Mastercard, Inc., Class A	3.5
6.	UnitedHealth Group, Inc.	2.9
7.	Quanta Services, Inc.	2.0
8.	Regeneron Pharmaceuticals, Inc.	1.9
9.	NVIDIA Corp.	1.8
10.	Tesla, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	36.9%
Health Care	20.5
Consumer Discretionary	13.2
Industrials	11.3
Financials	6.6
Communication Services	4.9
Energy	3.1
Consumer Staples	1.9
Materials	0.7
Short-Term Investments	0.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	3

JPMorgan Growth Advantage Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge **		(6.82)%	(33.91)%	10.53%	14.48%
Without Sales Charge		(1.65)	(30.24)	11.73	15.10
CLASS C SHARES	May 1, 2006
With CDSC ***		(2.85)	(31.58)	11.17	14.64
Without CDSC		(1.85)	(30.58)	11.17	14.64
Class I SHARES	May 1, 2006	(1.52)	(30.05)	12.00	15.36
Class R2 SHARES	July 31, 2017	(1.77)	(30.41)	11.44	14.81
Class R3 SHARES	May 31, 2017	(1.65)	(30.26)	11.72	15.11
Class R4 SHARES	May 31, 2017	(1.52)	(30.06)	12.01	15.39
Class R5 SHARES	January 8, 2009	(1.47)	(29.96)	12.17	15.55
Class R6 SHARES	December 23, 2013	(1.41)	(29.88)	12.29	15.66

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses to Class I Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth Index from December 31, 2012 to December 31, 2022. The performance of the
Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	5

JPMorgan Mid Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	4.99%
Russell Midcap Index	5.43%
Net Assets as of 12/31/2022 (In Thousands)	$3,088,626
INVESTMENT OBJECTIVE **
The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the information technology and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and industrials sectors was a contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in IAC Inc., Newell Brands Inc. and Catalent Inc. Shares of IAC, a media and internet content provider, fell after the company reported lower-than-expected results for the second and third quarters of 2022. Shares of Newell Brands, a manufacturer of housewares and specialty products, fell after the company issued weaker-than-expected earnings forecasts. Shares of Catalent, a pharmaceuticals maker, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2022 and lowered its forecast for the full year 2022.
Leading individual contributors to relative performance included the Fund’s overweight positions in Hubbell Inc., Horizon Therapeutics PLC and Ametek Inc. Shares of Hubbell, a manufacturer of electrical components and equipment, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and amid investor expectations the company will benefit from planned infrastructural upgrades to U.S. electricity grids. Shares of Horizon Therapeutics PLC, a pharmaceuticals developer based in Ireland, rose after the company agreed to be acquired by Amgen Inc. for about $28 billion. Shares of Ametek, a manufacturer of electrical components and equipment, rose after the company reported better-than-expected earnings and revenue for the second and third quarters of 2022 and raised its earnings forecast for the full year 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	AutoZone, Inc.	1.4%
2.	AMETEK, Inc.	1.2
3.	Hubbell, Inc.	1.1
4.	Xcel Energy, Inc.	1.1
5.	ITT, Inc.	1.1
6.	Ameriprise Financial, Inc.	1.1
7.	Laboratory Corp. of America Holdings	1.1
8.	M&T Bank Corp.	1.0
9.	Huntington Bancshares, Inc.	1.0
10.	AmerisourceBergen Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	17.7%
Health Care	14.8
Industrials	14.0
Information Technology	13.1
Consumer Discretionary	11.5
Real Estate	6.0
Utilities	5.0
Materials	3.5
Energy	3.2
Communication Services	2.9
Consumer Staples	2.9
Short-Term Investments	5.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

6	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	7

JPMorgan Mid Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge **		(0.65)%	(20.65)%	7.11%	10.80%
Without Sales Charge		4.85	(16.25)	8.27	11.41
CLASS C SHARES	November 2, 2009
With CDSC ***		3.60	(17.66)	7.74	10.96
Without CDSC		4.60	(16.66)	7.74	10.96
Class I SHARES	January 1, 1997	4.99	(16.04)	8.55	11.74
Class R2 SHARES	March 14, 2014	4.72	(16.46)	8.01	11.16
Class R5 SHARES	March 14, 2014	5.05	(15.93)	8.71	11.87
Class R6 SHARES	March 14, 2014	5.12	(15.84)	8.82	11.94

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

JPMorgan Mid Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	4.19%
Russell Midcap Growth Index	6.20%
Net Assets as of 12/31/2022 (In Thousands)	$7,550,884
INVESTMENT OBJECTIVE **
The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the information technology and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and health care sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Catalent Inc. and Zoom Video Communications Inc., and its out-of-Benchmark position in Palo Alto Networks Inc. Shares of Catalent, a pharmaceuticals maker, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2022 and lowered its forecast for the full year. Shares of Zoom Video Communications, a video conferencing service provider, fell after the company reported lower-than-expected revenue for the second quarter of 2022 and issued a weaker-than-expected forecast. Shares of Palo Alto Networks, a cybersecurity systems provider, fell in late December 2022 amid a broad sell-off in cybersecurity stocks due to investor concerns about slower near-term growth.
Leading individual contributors to relative performance included the Fund’s overweight positions in Horizon Therapeutics PLC, Toro Co. and Trane Technologies PLC. Shares of Horizon Therapeutics PLC, a pharmaceuticals developer based in Ireland, rose after the company agreed to be acquired by Amgen Inc. for about $28 billion. Shares of Toro, a manufacturer of tractors, mowers and related landscaping equipment, rose after the company reported consecutive quarters of better-than-expected earnings and increased its quarterly dividend. Shares of Trane Technologies, a provider of heating, ventilation and air conditioning systems and services based in Ireland, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and raised its earnings forecast.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Horizon Therapeutics plc	2.3%
2.	Trane Technologies plc	2.2
3.	Quanta Services, Inc.	2.2
4.	Dexcom, Inc.	2.0
5.	Agilent Technologies, Inc.	2.0
6.	Synopsys, Inc.	1.9
7.	Cheniere Energy, Inc.	1.8
8.	Copart, Inc.	1.8
9.	Hilton Worldwide Holdings, Inc.	1.8
10.	Cadence Design Systems, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	24.9%
Information Technology	22.1
Industrials	16.9
Consumer Discretionary	13.8
Financials	10.0
Energy	4.1
Communication Services	2.5
Consumer Staples	1.0
Materials	0.6
Short-Term Investments	4.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	9

JPMorgan Mid Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		(1.43)%	(31.08)%	8.17%	11.88%
Without Sales Charge		4.04	(27.27)	9.34	12.48
CLASS C SHARES	November 4, 1997
With CDSC ***		2.74	(28.63)	8.79	12.04
Without CDSC		3.74	(27.63)	8.79	12.04
Class I SHARES	March 2, 1989	4.19	(27.09)	9.66	12.83
Class R2 SHARES	June 19, 2009	3.87	(27.50)	9.05	12.24
Class R3 SHARES	September 9, 2016	4.01	(27.32)	9.33	12.48
Class R4 SHARES	September 9, 2016	4.12	(27.14)	9.60	12.76
Class R5 SHARES	November 1, 2011	4.23	(27.01)	9.81	12.98
Class R6 SHARES	November 1, 2011	4.25	(26.96)	9.87	13.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for the Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	11

JPMorgan Mid Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	5.91%
Russell Midcap Value Index	5.01%
Net Assets as of 12/31/2022 (In Thousands)	$13,830,134
INVESTMENT OBJECTIVE**
The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the information technology and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the communication services and utilities sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Ameriprise Financial Inc., Hubbell Inc. and Arch Capital Group Ltd. Shares of Ameriprise Financial, a financial services provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Hubbell, an electronic components and equipment manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and raised its earnings in anticipation of increased federal government spending on electrical grid upgrades. Shares of Arch Capital Group, a property and casualty insurer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and after the company became a component of the S&P 500 Index.
Leading individual detractors from relative performance included the Fund’s overweight positions in IAC Inc., Newell Brands Inc. and Liberty Broadband Corp. Shares of IAC, a media and internet content provider, fell after the company reported lower-than-expected results for the second and third quarters of 2022. Shares of Newell Brands, a manufacturer of housewares and specialty products, fell after the company issued weaker-than-expected earnings forecasts. Shares of Liberty Broadband, a cable and satellite TV provider, fell amid broad weakness in communications sector stocks.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Xcel Energy, Inc.	2.0%
2.	Ameriprise Financial, Inc.	1.9
3.	Laboratory Corp. of America Holdings	1.9
4.	M&T Bank Corp.	1.8
5.	Huntington Bancshares, Inc.	1.8
6.	AmerisourceBergen Corp.	1.8
7.	CMS Energy Corp.	1.7
8.	WEC Energy Group, Inc.	1.7
9.	Loews Corp.	1.7
10.	Entergy Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	24.2%
Industrials	12.9
Real Estate	10.7
Consumer Discretionary	10.4
Utilities	8.8
Health Care	8.5
Information Technology	7.5
Materials	5.7
Consumer Staples	4.4
Communication Services	3.6
Energy	2.7
Short-Term Investments	0.6

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

12	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	13

JPMorgan Mid Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge **		0.16%	(13.28)%	4.44%	8.90%
Without Sales Charge		5.70	(8.49)	5.57	9.49
CLASS C SHARES	April 30, 2001
With CDSC ***		4.44	(9.93)	5.05	9.04
Without CDSC		5.44	(8.93)	5.05	9.04
Class I SHARES	October 31, 2001	5.84	(8.26)	5.84	9.76
Class L SHARES	November 13, 1997	5.91	(8.14)	6.06	10.01
Class R2 SHARES	November 3, 2008	5.57	(8.71)	5.30	9.20
Class R3 SHARES	September 9, 2016	5.71	(8.49)	5.57	9.49
Class R4 SHARES	September 9, 2016	5.83	(8.26)	5.84	9.76
Class R5 SHARES	September 9, 2016	5.90	(8.12)	6.00	9.96
Class R6 SHARES	September 9, 2016	5.96	(8.03)	6.11	10.03

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.
Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.
Returns for the Class R5 and R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap
Value Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Mid-cap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

JPMorgan Value Advantage Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	5.62%
Russell 3000 Value Index	5.95%
Net Assets as of 12/31/2022 (In Thousands)	$9,169,310
INVESTMENT OBJECTIVE**
The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the financials and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight position in Exxon Mobil Corp. and its overweight positions in Liberty Broadband Corp. and IAC Inc. Shares of Exxon Mobil, an integrated petroleum and natural gas company, rose after reporting strong earnings and revenue growth as global energy prices remained elevated during the period. Shares of Liberty Broadband, a cable and satellite TV provider, fell amid broad weakness in communications sector stocks. Shares of IAC, a media and internet content provider, fell amid declining revenues and consecutive quarters of lower-than-expected earnings.
Leading individual contributors to relative performance included the Fund’s overweight position in Dick’s Sporting Goods Inc. and its underweight positions in Meta Platforms Inc. and Intel Corp. Shares of Dick’s Sporting Goods, a recreational products and apparel retail chain, rose after the company reported better-than-expected earnings, revenue and store sales for the third quarter of 2022. Shares of Meta Platforms, parent company of social media platform Facebook, fell after the company issued a lower-than-expected revenue forecast and amid investor concerns about the company’s push into virtual reality entertainment. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’
view, significant levels of free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Bank of America Corp.	3.6%
2.	Berkshire Hathaway, Inc., Class B	2.5
3.	Chevron Corp.	2.4
4.	AbbVie, Inc.	2.2
5.	Bristol-Myers Squibb Co.	2.0
6.	ConocoPhillips	1.9
7.	Loews Corp.	1.7
8.	M&T Bank Corp.	1.7
9.	Capital One Financial Corp.	1.7
10.	Johnson & Johnson	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	26.2%
Health Care	14.4
Industrials	9.4
Consumer Discretionary	8.7
Real Estate	8.3
Energy	8.2
Consumer Staples	5.6
Communication Services	5.1
Information Technology	4.2
Utilities	4.2
Materials	3.0
Short-Term Investments	2.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	15

JPMorgan Value Advantage Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge **		(0.13)%	(9.18)%	5.56%	9.44%
Without Sales Charge		5.41	(4.14)	6.71	10.03
CLASS C SHARES	February 28, 2005
With CDSC ***		4.13	(5.59)	6.18	9.59
Without CDSC		5.13	(4.59)	6.18	9.59
Class I SHARES	February 28, 2005	5.53	(3.89)	6.98	10.31
Class L SHARES	February 28, 2005	5.62	(3.75)	7.14	10.53
Class R2 SHARES	July 31, 2017	5.26	(4.39)	6.44	9.76
Class R3 SHARES	September 9, 2016	5.42	(4.11)	6.71	10.03
Class R4 SHARES	September 9, 2016	5.54	(3.88)	6.98	10.31
Class R5 SHARES	September 9, 2016	5.62	(3.74)	7.14	10.52
Class R6 SHARES	September 9, 2016	5.69	(3.65)	7.25	10.59

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for the Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000
Value Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	17

JPMorgan Growth Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.1%
Automobiles — 1.8%
Tesla, Inc. *	1,780	219,207
Banks — 0.9%
First Republic Bank	562	68,542
SVB Financial Group *	171	39,234
		107,776
Beverages — 1.0%
Constellation Brands, Inc., Class A	536	124,197
Biotechnology — 6.8%
Alnylam Pharmaceuticals, Inc. *	530	125,851
Amgen, Inc.	348	91,414
Exact Sciences Corp. *	1,631	80,761
Exelixis, Inc. *	3,158	50,653
Horizon Therapeutics plc *	1,805	205,390
Natera, Inc. *	1,051	42,216
Regeneron Pharmaceuticals, Inc. *	329	237,495
		833,780
Building Products — 1.7%
Trane Technologies plc	1,224	205,823
Capital Markets — 4.4%
Blackstone, Inc.	1,606	119,174
Charles Schwab Corp. (The)	2,268	188,781
Morgan Stanley	1,098	93,345
S&P Global, Inc.	404	135,335
		536,635
Commercial Services & Supplies — 1.3%
Copart, Inc. *	2,507	152,665
Communications Equipment — 0.4%
Arista Networks, Inc. *	415	50,406
Construction & Engineering — 2.0%
Quanta Services, Inc.	1,756	250,259
Electrical Equipment — 2.0%
AMETEK, Inc.	1,098	153,447
Hubbell, Inc.	409	95,851
		249,298
Electronic Equipment, Instruments & Components — 1.2%
Keysight Technologies, Inc. *	479	81,922
Zebra Technologies Corp., Class A *	275	70,483
		152,405
INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — 0.4%
Baker Hughes Co.	1,593	47,033
Health Care Equipment & Supplies — 4.2%
Cooper Cos., Inc. (The)	349	115,389
Dexcom, Inc. * (a)	1,118	126,615
Insulet Corp. *	329	96,934
Intuitive Surgical, Inc. *	649	172,156
		511,094
Health Care Providers & Services — 4.6%
Centene Corp. *	754	61,865
McKesson Corp.	388	145,494
UnitedHealth Group, Inc.	672	356,011
		563,370
Hotels, Restaurants & Leisure — 3.2%
Aramark	2,381	98,421
Booking Holdings, Inc. *	58	116,223
Hilton Worldwide Holdings, Inc.	1,020	128,962
Royal Caribbean Cruises Ltd. * (a)	1,038	51,325
		394,931
Household Durables — 0.5%
Garmin Ltd.	617	56,929
Insurance — 1.3%
Progressive Corp. (The)	1,196	155,148
Interactive Media & Services — 4.5%
Alphabet, Inc., Class C *	5,433	482,131
Bumble, Inc., Class A *	2,935	61,778
		543,909
Internet & Direct Marketing Retail — 4.0%
Amazon.com, Inc. *	5,819	488,782
IT Services — 5.3%
Global Payments, Inc.	823	81,714
Globant SA *	437	73,435
Mastercard, Inc., Class A	1,218	423,582
MongoDB, Inc. * (a)	341	67,218
		645,949
Life Sciences Tools & Services — 2.1%
Mettler-Toledo International, Inc. *	69	99,606
Thermo Fisher Scientific, Inc.	276	152,147
		251,753
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — 3.2%
Deere & Co.	431	184,874
Ingersoll Rand, Inc.	2,297	120,014
Toro Co. (The)	767	86,871
		391,759
Media — 0.4%
Trade Desk, Inc. (The), Class A *	1,073	48,117
Metals & Mining — 0.7%
Freeport-McMoRan, Inc.	2,293	87,143
Oil, Gas & Consumable Fuels — 2.7%
Cheniere Energy, Inc.	749	112,361
EOG Resources, Inc.	1,683	217,963
		330,324
Personal Products — 0.9%
Estee Lauder Cos., Inc. (The), Class A	427	105,904
Pharmaceuticals — 2.8%
Eli Lilly & Co.	419	153,394
Jazz Pharmaceuticals plc *	550	87,641
Royalty Pharma plc, Class A	2,609	103,106
		344,141
Professional Services — 0.6%
Equifax, Inc.	362	70,437
Road & Rail — 0.5%
Old Dominion Freight Line, Inc.	207	58,713
Semiconductors & Semiconductor Equipment — 7.0%
Advanced Micro Devices, Inc. *	1,835	118,820
Entegris, Inc.	982	64,426
Lam Research Corp. (a)	201	84,267
Marvell Technology, Inc.	1,664	61,638
NVIDIA Corp.	1,505	219,957
QUALCOMM, Inc.	1,200	131,959
SolarEdge Technologies, Inc. *	458	129,837
Wolfspeed, Inc. * (a)	652	45,010
		855,914
Software — 15.6%
Confluent, Inc., Class A * (a)	2,957	65,774
Crowdstrike Holdings, Inc., Class A *	439	46,211
HubSpot, Inc. *	182	52,474
Intuit, Inc.	460	178,923
Microsoft Corp.	4,369	1,047,787
Palo Alto Networks, Inc. *	1,040	145,079
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
ServiceNow, Inc. *	290	112,576
Synopsys, Inc. *	414	132,149
Zoom Video Communications, Inc., Class A *	1,251	84,766
Zscaler, Inc. * (a)	348	38,958
		1,904,697
Specialty Retail — 3.0%
Burlington Stores, Inc. *	665	134,765
National Vision Holdings, Inc. *	1,266	49,054
Ross Stores, Inc.	654	75,886
Tractor Supply Co.	475	106,977
		366,682
Technology Hardware, Storage & Peripherals — 7.4%
Apple, Inc.	6,990	908,203
Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B	680	79,576
Total Common Stocks (Cost $8,482,397)		12,092,959
Short-Term Investments — 1.0%
Investment Companies — 0.5%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $62,872)	62,875	62,907
Investment of Cash Collateral from Securities Loaned — 0.5%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	45,010	45,023
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	19

JPMorgan Growth Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	7,590	7,590
Total Investment of Cash Collateral from Securities Loaned (Cost $52,609)		52,613
Total Short-Term Investments (Cost $115,481)		115,520
Total Investments — 100.1% (Cost $8,597,878)		12,208,479
Liabilities in Excess of Other Assets — (0.1)%		(6,913)
NET ASSETS — 100.0%		12,201,566

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $51,399.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Aerospace & Defense — 0.3%
HEICO Corp., Class A	79	9,521
Airlines — 0.5%
Delta Air Lines, Inc. *	264	8,676
Southwest Airlines Co. *	239	8,060
		16,736
Banks — 6.1%
Citizens Financial Group, Inc.	574	22,600
East West Bancorp, Inc.	147	9,697
Fifth Third Bancorp	747	24,493
First Citizens BancShares, Inc., Class A	18	13,582
First Republic Bank	63	7,645
Huntington Bancshares, Inc. (a)	2,295	32,360
M&T Bank Corp.	226	32,754
Regions Financial Corp.	1,259	27,150
SVB Financial Group *	16	3,727
Zions Bancorp NA	270	13,274
		187,282
Beverages — 1.2%
Constellation Brands, Inc., Class A	112	25,947
Keurig Dr Pepper, Inc.	346	12,351
		38,298
Biotechnology — 2.9%
Alnylam Pharmaceuticals, Inc. *	76	18,069
Exact Sciences Corp. *	191	9,461
Exelixis, Inc. *	478	7,671
Horizon Therapeutics plc *	256	29,081
Natera, Inc. *	158	6,335
Neurocrine Biosciences, Inc. *	100	11,889
Seagen, Inc. *	64	8,287
		90,793
Building Products — 2.1%
Carlisle Cos., Inc.	76	17,938
Fortune Brands Innovations, Inc.	318	18,143
Trane Technologies plc	168	28,243
		64,324
Capital Markets — 6.6%
Ameriprise Financial, Inc.	109	33,922
Ares Management Corp.	205	14,010
FactSet Research Systems, Inc.	31	12,253
LPL Financial Holdings, Inc.	85	18,305
Morningstar, Inc.	38	8,263
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
MSCI, Inc.	37	17,109
Northern Trust Corp.	204	18,090
Raymond James Financial, Inc.	229	24,518
S&P Global, Inc.	34	11,561
State Street Corp.	258	20,024
T. Rowe Price Group, Inc. (a)	134	14,568
Tradeweb Markets, Inc., Class A	172	11,157
		203,780
Chemicals — 0.9%
Celanese Corp.	73	7,476
RPM International, Inc.	218	21,211
		28,687
Commercial Services & Supplies — 1.0%
Cintas Corp.	14	6,408
Copart, Inc. *	381	23,208
		29,616
Communications Equipment — 1.4%
Arista Networks, Inc. *	109	13,280
F5, Inc. *	57	8,138
Motorola Solutions, Inc.	90	23,194
		44,612
Construction & Engineering — 1.4%
AECOM	115	9,809
Quanta Services, Inc.	195	27,751
Valmont Industries, Inc.	20	6,572
		44,132
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	60	20,134
Consumer Finance — 0.4%
Discover Financial Services	138	13,489
Containers & Packaging — 1.5%
Ball Corp.	173	8,844
Packaging Corp. of America	134	17,174
Silgan Holdings, Inc.	409	21,184
		47,202
Distributors — 1.3%
Genuine Parts Co.	85	14,822
LKQ Corp.	470	25,086
		39,908
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	21

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc. * (a)	91	5,740
Diversified Financial Services — 0.4%
Voya Financial, Inc.	187	11,480
Electric Utilities — 2.5%
Edison International (a)	206	13,112
Entergy Corp.	250	28,090
Xcel Energy, Inc.	506	35,471
		76,673
Electrical Equipment — 3.0%
Acuity Brands, Inc.	124	20,501
AMETEK, Inc.	270	37,756
Hubbell, Inc.	153	35,789
		94,046
Electronic Equipment, Instruments & Components — 3.4%
Amphenol Corp., Class A	258	19,627
CDW Corp.	134	23,863
Jabil, Inc.	229	15,613
Keysight Technologies, Inc. *	77	13,212
Teledyne Technologies, Inc. *	58	23,321
Zebra Technologies Corp., Class A *	37	9,559
		105,195
Energy Equipment & Services — 0.2%
Baker Hughes Co.	219	6,479
Entertainment — 0.9%
Take-Two Interactive Software, Inc. *	256	26,634
Equity Real Estate Investment Trusts (REITs) — 5.7%
American Homes 4 Rent, Class A	452	13,634
AvalonBay Communities, Inc.	79	12,809
Boston Properties, Inc. (a)	150	10,109
Brixmor Property Group, Inc.	504	11,435
Essex Property Trust, Inc.	35	7,480
Federal Realty Investment Trust (a)	81	8,157
Host Hotels & Resorts, Inc.	407	6,528
JBG SMITH Properties	282	5,350
Kimco Realty Corp.	615	13,029
Mid-America Apartment Communities, Inc.	53	8,244
Rayonier, Inc.	512	16,860
Regency Centers Corp.	138	8,653
Rexford Industrial Realty, Inc.	143	7,795
Sun Communities, Inc.	56	8,061
Ventas, Inc.	160	7,223
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Weyerhaeuser Co.	547	16,973
WP Carey, Inc. (a)	172	13,412
		175,752
Food & Staples Retailing — 0.9%
Kroger Co. (The)	277	12,376
US Foods Holding Corp. *	423	14,378
		26,754
Food Products — 0.4%
Post Holdings, Inc. *	132	11,884
Gas Utilities — 0.5%
National Fuel Gas Co.	227	14,362
Health Care Equipment & Supplies — 4.2%
Cooper Cos., Inc. (The)	43	14,261
Dexcom, Inc. *	231	26,204
Globus Medical, Inc., Class A * (a)	109	8,058
Hologic, Inc. *	158	11,852
IDEXX Laboratories, Inc. *	24	9,689
Insulet Corp. *	62	18,136
Novocure Ltd. * (a)	26	1,918
ResMed, Inc.	76	15,733
Zimmer Biomet Holdings, Inc.	180	22,990
		128,841
Health Care Providers & Services — 5.2%
Acadia Healthcare Co., Inc. *	175	14,434
Amedisys, Inc. *	89	7,445
AmerisourceBergen Corp.	193	32,015
Centene Corp. *	212	17,366
Henry Schein, Inc. *	339	27,063
Laboratory Corp. of America Holdings	144	33,782
McKesson Corp.	40	15,066
Universal Health Services, Inc., Class B	86	12,114
		159,285
Hotels, Restaurants & Leisure — 3.0%
Aramark	386	15,988
Booking Holdings, Inc. *	3	5,770
Chipotle Mexican Grill, Inc. *	15	21,109
Darden Restaurants, Inc.	92	12,690
Expedia Group, Inc. *	99	8,673
Hilton Worldwide Holdings, Inc.	180	22,715
Royal Caribbean Cruises Ltd. *	114	5,630
		92,575
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 1.2%
Garmin Ltd.	63	5,789
Helen of Troy Ltd. *	60	6,650
Mohawk Industries, Inc. *	113	11,623
Newell Brands, Inc.	1,059	13,851
		37,913
Household Products — 0.3%
Energizer Holdings, Inc.	282	9,476
Insurance — 4.3%
Arch Capital Group Ltd. *	332	20,825
Globe Life, Inc. (a)	64	7,760
Hartford Financial Services Group, Inc. (The)	312	23,700
Lincoln National Corp.	198	6,084
Loews Corp.	508	29,627
Progressive Corp. (The)	124	16,037
RenaissanceRe Holdings Ltd. (Bermuda)	56	10,343
WR Berkley Corp.	263	19,060
		133,436
Interactive Media & Services — 0.7%
Bumble, Inc., Class A *	318	6,691
IAC, Inc. *	308	13,688
		20,379
Internet & Direct Marketing Retail — 0.2%
Chewy, Inc., Class A * (a)	160	5,951
IT Services — 2.3%
FleetCor Technologies, Inc. *	88	16,067
Global Payments, Inc.	99	9,855
Globant SA *	70	11,701
GoDaddy, Inc., Class A *	197	14,761
MongoDB, Inc. * (a)	66	13,016
Remitly Global, Inc. *	531	6,083
		71,483
Life Sciences Tools & Services — 1.9%
10X Genomics, Inc., Class A *	100	3,641
Agilent Technologies, Inc.	168	25,109
Maravai LifeSciences Holdings, Inc., Class A *	272	3,892
Mettler-Toledo International, Inc. *	14	19,728
West Pharmaceutical Services, Inc.	22	5,304
		57,674
Machinery — 5.2%
IDEX Corp.	77	17,453
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Ingersoll Rand, Inc.	227	11,879
ITT, Inc.	420	34,023
Lincoln Electric Holdings, Inc.	157	22,695
Middleby Corp. (The) * (a)	163	21,819
Snap-on, Inc.	101	23,059
Timken Co. (The)	191	13,511
Toro Co. (The)	139	15,773
		160,212
Media — 1.6%
Liberty Broadband Corp., Class C *	223	17,007
Liberty Media Corp.-Liberty SiriusXM, Class C *	482	18,867
Trade Desk, Inc. (The), Class A *	289	12,937
		48,811
Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	403	15,325
Multiline Retail — 0.1%
Kohl's Corp. (a)	147	3,706
Multi-Utilities — 2.2%
CMS Energy Corp.	481	30,427
Sempra Energy	43	6,707
WEC Energy Group, Inc.	318	29,826
		66,960
Oil, Gas & Consumable Fuels — 3.1%
Antero Resources Corp. *	179	5,554
Cheniere Energy, Inc.	156	23,410
Coterra Energy, Inc.	554	13,622
Diamondback Energy, Inc.	77	10,586
EOG Resources, Inc.	140	18,074
Williams Cos., Inc. (The)	718	23,603
		94,849
Personal Products — 0.2%
BellRing Brands, Inc. *	219	5,607
Pharmaceuticals — 1.2%
Jazz Pharmaceuticals plc *	161	25,638
Royalty Pharma plc, Class A	279	11,024
		36,662
Professional Services — 0.3%
Equifax, Inc.	54	10,562
Real Estate Management & Development — 0.5%
CBRE Group, Inc., Class A * (a)	205	15,746
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	23

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Road & Rail — 0.4%
Old Dominion Freight Line, Inc.	38	10,930
Semiconductors & Semiconductor Equipment — 1.7%
Advanced Micro Devices, Inc. *	97	6,316
Enphase Energy, Inc. * (a)	25	6,655
Entegris, Inc.	135	8,839
Marvell Technology, Inc.	175	6,473
SolarEdge Technologies, Inc. *	44	12,357
Teradyne, Inc.	76	6,671
Wolfspeed, Inc. * (a)	82	5,647
		52,958
Software — 4.7%
Cadence Design Systems, Inc. *	133	21,402
Clear Secure, Inc., Class A (a)	135	3,701
Confluent, Inc., Class A *	325	7,224
Crowdstrike Holdings, Inc., Class A *	124	13,071
Five9, Inc. *	82	5,587
Gen Digital, Inc.	529	11,345
HashiCorp, Inc., Class A *	247	6,761
HubSpot, Inc. *	31	8,854
Palo Alto Networks, Inc. *	109	15,166
Procore Technologies, Inc. *	162	7,645
Synopsys, Inc. *	78	24,993
Zoom Video Communications, Inc., Class A *	162	10,979
Zscaler, Inc. *	68	7,560
		144,288
Specialty Retail — 3.9%
AutoZone, Inc. *	18	45,279
Bath & Body Works, Inc.	265	11,187
Best Buy Co., Inc.	126	10,101
Burlington Stores, Inc. *	72	14,600
CarMax, Inc. * (a)	95	5,759
Gap, Inc. (The) (a)	192	2,163
National Vision Holdings, Inc. *	126	4,865
Ross Stores, Inc.	87	10,041
Tractor Supply Co.	80	18,101
		122,096
Textiles, Apparel & Luxury Goods — 1.8%
Carter's, Inc. (a)	199	14,844
Lululemon Athletica, Inc. *	21	6,657
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — continued
Ralph Lauren Corp. (a)	161	17,029
Tapestry, Inc.	455	17,325
		55,855
Thrifts & Mortgage Finance — 0.4%
MGIC Investment Corp.	896	11,652
Trading Companies & Distributors — 0.3%
Air Lease Corp.	248	9,531
Total Common Stocks (Cost $2,438,130)		3,016,276
Short-Term Investments — 5.6%
Investment Companies — 2.8%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $85,568)	85,566	85,608
Investment of Cash Collateral from Securities Loaned — 2.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	63,974	63,993
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	24,149	24,149
Total Investment of Cash Collateral from Securities Loaned (Cost $88,139)		88,142
Total Short-Term Investments (Cost $173,707)		173,750
Total Investments — 103.3% (Cost $2,611,837)		3,190,026
Liabilities in Excess of Other Assets — (3.3)%		(101,400)
NET ASSETS — 100.0%		3,088,626

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $85,712.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

JPMorgan Mid Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Aerospace & Defense — 0.7%
HEICO Corp., Class A	473	56,740
Airlines — 0.7%
Delta Air Lines, Inc. *	1,573	51,698
Banks — 1.7%
East West Bancorp, Inc.	877	57,793
First Republic Bank	374	45,541
SVB Financial Group *	96	22,156
		125,490
Beverages — 1.0%
Constellation Brands, Inc., Class A	320	74,159
Biotechnology — 7.2%
Alnylam Pharmaceuticals, Inc. *	454	107,757
Exact Sciences Corp. *	1,139	56,389
Exelixis, Inc. *	2,849	45,701
Horizon Therapeutics plc *	1,525	173,478
Natera, Inc. *	939	37,728
Neurocrine Biosciences, Inc. *	593	70,876
Seagen, Inc. *	384	49,379
		541,308
Building Products — 2.2%
Trane Technologies plc	1,002	168,481
Capital Markets — 7.3%
Ares Management Corp.	1,221	83,531
FactSet Research Systems, Inc.	182	73,048
LPL Financial Holdings, Inc.	505	109,164
Morningstar, Inc.	227	49,234
MSCI, Inc.	219	102,026
S&P Global, Inc.	206	68,914
Tradeweb Markets, Inc., Class A	1,024	66,501
		552,418
Commercial Services & Supplies — 2.3%
Cintas Corp.	85	38,333
Copart, Inc. *	2,273	138,426
		176,759
Communications Equipment — 1.7%
Arista Networks, Inc. *	652	79,174
F5, Inc. *	338	48,489
		127,663
Construction & Engineering — 3.5%
AECOM	688	58,456
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — continued
Quanta Services, Inc.	1,162	165,543
Valmont Industries, Inc.	118	39,162
		263,161
Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions, Inc. *	542	34,178
Electrical Equipment — 2.2%
AMETEK, Inc.	667	93,164
Hubbell, Inc.	304	71,288
		164,452
Electronic Equipment, Instruments & Components — 2.8%
Jabil, Inc.	335	22,817
Keysight Technologies, Inc. *	460	78,770
Teledyne Technologies, Inc. *	141	56,279
Zebra Technologies Corp., Class A *	222	56,967
		214,833
Energy Equipment & Services — 0.5%
Baker Hughes Co.	1,307	38,583
Entertainment — 1.0%
Take-Two Interactive Software, Inc. * (a)	718	74,726
Health Care Equipment & Supplies — 7.7%
Cooper Cos., Inc. (The)	257	85,031
Dexcom, Inc. * (a)	1,380	156,308
Hologic, Inc. * (a)	945	70,655
IDEXX Laboratories, Inc. *	142	57,744
Insulet Corp. *	367	108,159
Novocure Ltd. * (a)	155	11,387
ResMed, Inc.	451	93,818
		583,102
Health Care Providers & Services — 4.3%
Acadia Healthcare Co., Inc. *	1,046	86,067
Amedisys, Inc. *	531	44,346
Centene Corp. *	1,263	103,559
McKesson Corp.	239	89,837
		323,809
Hotels, Restaurants & Leisure — 5.6%
Aramark	2,306	95,336
Booking Holdings, Inc. *	17	34,354
Chipotle Mexican Grill, Inc. *	91	125,905
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	25

JPMorgan Mid Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Hilton Worldwide Holdings, Inc.	1,072	135,490
Royal Caribbean Cruises Ltd. * (a)	678	33,523
		424,608
Household Durables — 1.0%
Garmin Ltd.	373	34,469
Helen of Troy Ltd. *	357	39,596
		74,065
Insurance — 1.3%
Progressive Corp. (The)	737	95,626
Interactive Media & Services — 0.5%
Bumble, Inc., Class A *	1,893	39,856
Internet & Direct Marketing Retail — 0.5%
Chewy, Inc., Class A * (a)	956	35,443
IT Services — 3.2%
Global Payments, Inc.	591	58,731
Globant SA *	415	69,753
MongoDB, Inc. *	394	77,604
Remitly Global, Inc. *	3,162	36,205
		242,293
Life Sciences Tools & Services — 4.6%
10X Genomics, Inc., Class A * (a)	628	22,894
Agilent Technologies, Inc.	1,001	149,772
Maravai LifeSciences Holdings, Inc., Class A *	1,618	23,146
Mettler-Toledo International, Inc. *	81	117,651
West Pharmaceutical Services, Inc.	134	31,574
		345,037
Machinery — 3.2%
Ingersoll Rand, Inc.	1,355	70,814
ITT, Inc.	903	73,191
Toro Co. (The)	831	94,054
		238,059
Media — 1.0%
Trade Desk, Inc. (The), Class A *	1,721	77,136
Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	1,200	45,595
Oil, Gas & Consumable Fuels — 3.7%
Antero Resources Corp. *	1,067	33,071
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
Cheniere Energy, Inc.	931	139,637
EOG Resources, Inc.	833	107,787
		280,495
Pharmaceuticals — 1.6%
Jazz Pharmaceuticals plc *	343	54,631
Royalty Pharma plc, Class A	1,663	65,711
		120,342
Professional Services — 0.8%
Equifax, Inc.	324	62,951
Road & Rail — 0.9%
Old Dominion Freight Line, Inc.	230	65,153
Semiconductors & Semiconductor Equipment — 4.2%
Advanced Micro Devices, Inc. *	581	37,610
Enphase Energy, Inc. * (a)	149	39,649
Entegris, Inc.	803	52,672
Marvell Technology, Inc.	1,041	38,554
SolarEdge Technologies, Inc. *	260	73,673
Teradyne, Inc.	455	39,734
Wolfspeed, Inc. * (a)	487	33,630
		315,522
Software — 10.5%
Cadence Design Systems, Inc. *	795	127,652
Clear Secure, Inc., Class A (a)	803	22,012
Confluent, Inc., Class A *	1,935	43,036
Crowdstrike Holdings, Inc., Class A *	740	77,933
Five9, Inc. *	490	33,266
HashiCorp, Inc., Class A *	1,473	40,266
HubSpot, Inc. *	182	52,758
Palo Alto Networks, Inc. *	648	90,436
Procore Technologies, Inc. *	965	45,546
Synopsys, Inc. *	467	149,080
Zoom Video Communications, Inc., Class A *	966	65,447
Zscaler, Inc. * (a)	403	45,042
		792,474
Specialty Retail — 6.0%
AutoZone, Inc. *	51	125,393
Burlington Stores, Inc. *	429	87,045
CarMax, Inc. * (a)	563	34,282
National Vision Holdings, Inc. * (a)	942	36,500
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Ross Stores, Inc.	515	59,846
Tractor Supply Co.	480	107,944
		451,010
Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc. *	124	39,646
Trading Companies & Distributors — 0.7%
Air Lease Corp.	1,478	56,798
Total Common Stocks (Cost $6,460,566)		7,373,669
Short-Term Investments — 4.2%
Investment Companies — 2.5%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $188,878)	188,864	188,958
Investment of Cash Collateral from Securities Loaned — 1.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	112,896	112,930
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	15,425	15,425
Total Investment of Cash Collateral from Securities Loaned (Cost $128,332)		128,355
Total Short-Term Investments (Cost $317,210)		317,313
Total Investments — 101.9% (Cost $6,777,776)		7,690,982
Liabilities in Excess of Other Assets — (1.9)%		(140,098)
NET ASSETS — 100.0%		7,550,884

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $124,682.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	27

JPMorgan Mid Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Airlines — 0.5%
Southwest Airlines Co. *	1,827	61,511
Banks — 9.2%
Citizens Financial Group, Inc.	4,380	172,440
Fifth Third Bancorp	5,696	186,883
First Citizens BancShares, Inc., Class A	137	103,662
Huntington Bancshares, Inc.	17,511	246,904
M&T Bank Corp.	1,723	249,898
Regions Financial Corp.	9,608	207,147
Zions Bancorp NA	2,060	101,292
		1,268,226
Beverages — 1.4%
Constellation Brands, Inc., Class A	445	103,057
Keurig Dr Pepper, Inc.	2,643	94,248
		197,305
Building Products — 2.0%
Carlisle Cos., Inc.	581	136,878
Fortune Brands Innovations, Inc.	2,424	138,431
		275,309
Capital Markets — 6.1%
Ameriprise Financial, Inc.	831	258,827
Northern Trust Corp.	1,560	138,035
Raymond James Financial, Inc.	1,751	187,065
State Street Corp.	1,970	152,783
T. Rowe Price Group, Inc.	1,019	111,162
		847,872
Chemicals — 1.6%
Celanese Corp.	558	57,053
RPM International, Inc.	1,661	161,838
		218,891
Communications Equipment — 1.3%
Motorola Solutions, Inc.	685	176,533
Construction Materials — 1.1%
Martin Marietta Materials, Inc.	454	153,634
Consumer Finance — 0.8%
Discover Financial Services	1,052	102,924
Containers & Packaging — 2.6%
Ball Corp.	1,320	67,489
Packaging Corp. of America	1,024	131,045
Silgan Holdings, Inc.	3,134	162,484
		361,018
INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 2.2%
Genuine Parts Co.	652	113,102
LKQ Corp.	3,583	191,402
		304,504
Diversified Financial Services — 0.6%
Voya Financial, Inc.	1,425	87,600
Electric Utilities — 4.2%
Edison International	1,573	100,052
Entergy Corp.	1,905	214,320
Xcel Energy, Inc.	3,860	270,636
		585,008
Electrical Equipment — 3.7%
Acuity Brands, Inc.	944	156,428
AMETEK, Inc.	1,209	168,874
Hubbell, Inc.	775	181,821
		507,123
Electronic Equipment, Instruments & Components — 3.8%
Amphenol Corp., Class A	1,967	149,758
CDW Corp.	1,016	181,489
Jabil, Inc.	1,318	89,865
Teledyne Technologies, Inc. *	265	105,886
		526,998
Entertainment — 0.8%
Take-Two Interactive Software, Inc. *	1,030	107,293
Equity Real Estate Investment Trusts (REITs) — 9.7%
American Homes 4 Rent, Class A	3,452	104,035
AvalonBay Communities, Inc.	605	97,744
Boston Properties, Inc.	1,141	77,145
Brixmor Property Group, Inc.	3,849	87,258
Essex Property Trust, Inc.	269	57,079
Federal Realty Investment Trust	616	62,254
Host Hotels & Resorts, Inc. (a)	3,104	49,819
JBG SMITH Properties	2,151	40,835
Kimco Realty Corp.	4,694	99,418
Mid-America Apartment Communities, Inc.	401	62,908
Rayonier, Inc.	3,923	129,293
Regency Centers Corp.	1,057	66,034
Rexford Industrial Realty, Inc.	1,089	59,488
Sun Communities, Inc.	430	61,519
Ventas, Inc.	1,223	55,120
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Weyerhaeuser Co.	4,178	129,506
WP Carey, Inc.	1,310	102,341
		1,341,796
Food & Staples Retailing — 1.5%
Kroger Co. (The)	2,118	94,436
US Foods Holding Corp. *	3,225	109,715
		204,151
Food Products — 0.7%
Post Holdings, Inc. *	1,005	90,689
Gas Utilities — 0.8%
National Fuel Gas Co.	1,731	109,587
Health Care Equipment & Supplies — 1.7%
Globus Medical, Inc., Class A *	828	61,489
Zimmer Biomet Holdings, Inc.	1,376	175,422
		236,911
Health Care Providers & Services — 5.8%
AmerisourceBergen Corp.	1,474	244,267
Henry Schein, Inc. *	2,585	206,487
Laboratory Corp. of America Holdings	1,095	257,748
Universal Health Services, Inc., Class B	656	92,436
		800,938
Hotels, Restaurants & Leisure — 1.2%
Darden Restaurants, Inc.	700	96,832
Expedia Group, Inc. *	755	66,187
		163,019
Household Durables — 1.4%
Mohawk Industries, Inc. *	868	88,695
Newell Brands, Inc.	8,080	105,687
		194,382
Household Products — 0.5%
Energizer Holdings, Inc.	2,155	72,313
Insurance — 6.5%
Arch Capital Group Ltd. *	2,531	158,894
Globe Life, Inc.	491	59,219
Hartford Financial Services Group, Inc. (The)	2,385	180,829
Lincoln National Corp.	1,512	46,438
Loews Corp.	3,875	226,051
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
RenaissanceRe Holdings Ltd. (Bermuda)	428	78,923
WR Berkley Corp.	2,004	145,432
		895,786
Interactive Media & Services — 0.8%
IAC, Inc. *	2,346	104,148
IT Services — 1.7%
FleetCor Technologies, Inc. *	668	122,593
GoDaddy, Inc., Class A *	1,505	112,634
		235,227
Machinery — 6.6%
IDEX Corp.	583	133,174
ITT, Inc.	2,046	165,924
Lincoln Electric Holdings, Inc.	1,199	173,160
Middleby Corp. (The) *	1,243	166,487
Snap-on, Inc.	770	175,933
Timken Co. (The)	1,459	103,096
		917,774
Media — 2.0%
Liberty Broadband Corp., Class C *	1,701	129,766
Liberty Media Corp.-Liberty SiriusXM, Class C *	3,669	143,563
		273,329
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,541	58,548
Multiline Retail — 0.2%
Kohl's Corp. (a)	1,121	28,295
Multi-Utilities — 3.7%
CMS Energy Corp.	3,666	232,154
Sempra Energy	331	51,187
WEC Energy Group, Inc.	2,427	227,564
		510,905
Oil, Gas & Consumable Fuels — 2.6%
Coterra Energy, Inc.	4,230	103,939
Diamondback Energy, Inc.	591	80,788
Williams Cos., Inc. (The)	5,474	180,089
		364,816
Personal Products — 0.3%
BellRing Brands, Inc. *	1,669	42,798
Pharmaceuticals — 0.9%
Jazz Pharmaceuticals plc *	789	125,682
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	29

JPMorgan Mid Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A *	1,561	120,148
Software — 0.6%
Gen Digital, Inc.	4,040	86,574
Specialty Retail — 2.6%
AutoZone, Inc. *	75	185,047
Bath & Body Works, Inc.	2,026	85,369
Best Buy Co., Inc.	961	77,080
Gap, Inc. (The)	1,464	16,518
		364,014
Textiles, Apparel & Luxury Goods — 2.7%
Carter's, Inc.	1,518	113,270
Ralph Lauren Corp.	1,230	129,935
Tapestry, Inc.	3,471	132,195
		375,400
Thrifts & Mortgage Finance — 0.6%
MGIC Investment Corp.	6,839	88,910
Total Common Stocks (Cost $9,015,107)		13,587,889
Short-Term Investments — 0.5%
Investment Companies — 0.1%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $13,430)	13,430	13,437
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c) (Cost $62,314)	62,314	62,314
Total Short-Term Investments (Cost $75,744)		75,751
Total Investments — 98.8% (Cost $9,090,851)		13,663,640
Other Assets Less Liabilities — 1.2%		166,494
NET ASSETS — 100.0%		13,830,134

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $61,634.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Aerospace & Defense — 2.8%
General Dynamics Corp.	303	75,276
Northrop Grumman Corp.	111	60,290
Raytheon Technologies Corp.	1,191	120,233
		255,799
Air Freight & Logistics — 0.6%
FedEx Corp.	330	57,208
Banks — 11.2%
Bank of America Corp.	9,975	330,376
Citigroup, Inc.	1,244	56,290
Citizens Financial Group, Inc.	2,664	104,890
M&T Bank Corp.	1,067	154,796
PNC Financial Services Group, Inc. (The)	731	115,435
Truist Financial Corp.	1,633	70,252
US Bancorp	1,814	79,122
Wells Fargo & Co.	2,829	116,794
		1,027,955
Beverages — 0.5%
Keurig Dr Pepper, Inc.	1,177	41,967
Biotechnology — 3.5%
AbbVie, Inc.	1,271	205,405
Regeneron Pharmaceuticals, Inc. *	95	68,686
Vertex Pharmaceuticals, Inc. *	175	50,594
		324,685
Building Products — 1.2%
Carlisle Cos., Inc.	217	51,186
Fortune Brands Innovations, Inc.	982	56,094
		107,280
Capital Markets — 3.0%
Charles Schwab Corp. (The)	1,130	94,092
Invesco Ltd.	768	13,810
Morgan Stanley (a)	702	59,712
Northern Trust Corp.	662	58,541
T. Rowe Price Group, Inc. (a)	452	49,354
		275,509
Chemicals — 0.3%
Axalta Coating Systems Ltd. *	1,197	30,482
Communications Equipment — 0.6%
Cisco Systems, Inc.	889	42,371
CommScope Holding Co., Inc. *	1,802	13,244
		55,615
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — 1.5%
Martin Marietta Materials, Inc.	302	101,924
Vulcan Materials Co.	179	31,362
		133,286
Consumer Finance — 2.4%
American Express Co.	467	68,940
Capital One Financial Corp.	1,660	154,359
		223,299
Containers & Packaging — 1.4%
Packaging Corp. of America	628	80,276
WestRock Co.	1,240	43,608
		123,884
Diversified Financial Services — 2.5%
Berkshire Hathaway, Inc., Class B *	745	230,039
Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	2,726	107,408
Electric Utilities — 3.9%
American Electric Power Co., Inc.	435	41,295
Edison International	709	45,101
Entergy Corp.	379	42,649
NextEra Energy, Inc.	871	72,779
PG&E Corp. * (a)	3,829	62,255
Xcel Energy, Inc.	1,275	89,422
		353,501
Electrical Equipment — 0.6%
Eaton Corp. plc	349	54,713
Electronic Equipment, Instruments & Components — 0.5%
TD SYNNEX Corp.	499	47,244
Equity Real Estate Investment Trusts (REITs) — 7.7%
American Homes 4 Rent, Class A	2,101	63,335
Apple Hospitality REIT, Inc.	2,108	33,269
Brixmor Property Group, Inc.	2,983	67,634
EastGroup Properties, Inc.	152	22,579
Federal Realty Investment Trust (a)	531	53,612
JBG SMITH Properties	1,434	27,223
Kimco Realty Corp.	4,150	87,896
Lamar Advertising Co., Class A	509	48,031
Mid-America Apartment Communities, Inc.	436	68,377
Public Storage	134	37,574
Rayonier, Inc.	1,996	65,781
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	31

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Welltower, Inc.	419	27,452
Weyerhaeuser Co.	3,174	98,394
		701,157
Food & Staples Retailing — 0.7%
Albertsons Cos., Inc., Class A	1,367	28,356
Sysco Corp.	502	38,347
		66,703
Food Products — 1.8%
Kraft Heinz Co. (The)	2,323	94,553
Post Holdings, Inc. *	753	67,962
		162,515
Health Care Equipment & Supplies — 0.9%
Medtronic plc	507	39,371
Zimmer Biomet Holdings, Inc.	353	45,020
		84,391
Health Care Providers & Services — 5.7%
AmerisourceBergen Corp.	761	126,089
Cigna Corp.	200	66,301
CVS Health Corp.	1,220	113,682
HCA Healthcare, Inc.	362	86,923
Laboratory Corp. of America Holdings	296	69,726
UnitedHealth Group, Inc.	118	62,686
		525,407
Hotels, Restaurants & Leisure — 1.1%
Booking Holdings, Inc. *	29	57,838
Texas Roadhouse, Inc.	504	45,821
		103,659
Household Durables — 1.2%
Mohawk Industries, Inc. *	556	56,824
Newell Brands, Inc.	3,782	49,474
		106,298
Household Products — 1.5%
Energizer Holdings, Inc.	1,183	39,699
Procter & Gamble Co. (The)	656	99,322
		139,021
Industrial Conglomerates — 0.8%
Honeywell International, Inc.	342	73,359
Insurance — 7.0%
American International Group, Inc.	479	30,273
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Chubb Ltd.	368	81,279
CNA Financial Corp.	689	29,110
Fairfax Financial Holdings Ltd. (Canada)	112	66,497
Hartford Financial Services Group, Inc. (The)	693	52,541
Loews Corp.	2,737	159,661
Marsh & McLennan Cos., Inc.	108	17,829
Progressive Corp. (The)	636	82,547
Travelers Cos., Inc. (The)	634	118,919
		638,656
Interactive Media & Services — 1.8%
Alphabet, Inc., Class C *	505	44,844
IAC, Inc. *	1,180	52,388
Meta Platforms, Inc., Class A *	547	65,814
		163,046
IT Services — 1.1%
FleetCor Technologies, Inc. *	240	44,120
International Business Machines Corp.	407	57,244
		101,364
Machinery — 2.2%
Dover Corp.	674	91,187
ITT, Inc.	438	35,522
Middleby Corp. (The) *	300	40,210
Timken Co. (The)	514	36,345
		203,264
Media — 1.6%
Liberty Broadband Corp., Class C *	763	58,171
Liberty Media Corp.-Liberty SiriusXM, Class C *	1,592	62,314
Nexstar Media Group, Inc., Class A (a)	162	28,305
		148,790
Multiline Retail — 0.8%
Dollar General Corp.	145	35,632
Target Corp.	255	37,976
		73,608
Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.	586	35,892
Oil, Gas & Consumable Fuels — 8.2%
Chevron Corp. (a)	1,219	218,870
ConocoPhillips	1,453	171,508
Coterra Energy, Inc.	2,243	55,108
EOG Resources, Inc.	382	49,425
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Kinder Morgan, Inc.	4,803	86,847
Phillips 66	884	91,974
Williams Cos., Inc. (The)	2,500	82,247
		755,979
Personal Products — 0.4%
BellRing Brands, Inc. *	1,495	38,337
Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	2,600	187,055
Johnson & Johnson	752	132,862
Merck & Co., Inc.	689	76,483
		396,400
Professional Services — 0.5%
Leidos Holdings, Inc.	397	41,750
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A *	855	65,815
Road & Rail — 0.8%
Norfolk Southern Corp.	162	39,871
Union Pacific Corp.	176	36,506
		76,377
Semiconductors & Semiconductor Equipment — 2.1%
Analog Devices, Inc.	308	50,537
NXP Semiconductors NV (China)	269	42,463
Texas Instruments, Inc.	585	96,615
		189,615
Specialty Retail — 4.7%
AutoZone, Inc. *	44	107,659
Bath & Body Works, Inc.	1,184	49,881
Best Buy Co., Inc.	454	36,389
Dick's Sporting Goods, Inc. (a)	499	60,061
Gap, Inc. (The) (a)	1,658	18,709
Home Depot, Inc. (The)	114	35,913
Lowe's Cos., Inc.	399	79,437
Murphy USA, Inc.	155	43,474
		431,523
Textiles, Apparel & Luxury Goods — 1.0%
Columbia Sportswear Co. (a)	476	41,662
Ralph Lauren Corp. (a)	509	53,828
		95,490
INVESTMENTS	SHARES (000)	VALUE ($000)

Thrifts & Mortgage Finance — 0.4%
MGIC Investment Corp.	2,470	32,109
Tobacco — 0.7%
Philip Morris International, Inc.	650	65,817
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	321	44,870
Total Common Stocks (Cost $6,180,662)		9,011,086
Short-Term Investments — 2.7%
Investment Companies — 1.3%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $117,681)	117,648	117,707
Investment of Cash Collateral from Securities Loaned — 1.4%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	88,275	88,301
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	43,374	43,374
Total Investment of Cash Collateral from Securities Loaned (Cost $131,669)		131,675
Total Short-Term Investments (Cost $249,350)		249,382
Total Investments — 101.0% (Cost $6,430,012)		9,260,468
Liabilities in Excess of Other Assets — (1.0)%		(91,158)
NET ASSETS — 100.0%		9,169,310

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $128,755.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$12,092,959	$3,016,276	$7,373,669
Investments in affiliates, at value	62,907	85,608	188,958
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	52,613	88,142	128,355
Cash	502	350	856
Receivables:
Fund shares sold	70,736	4,165	6,826
Dividends from non-affiliates	1,556	3,908	1,090
Dividends from affiliates	8	10	23
Securities lending income (See Note 2.B.)	13	11	31
Other assets	—	27	—
Total Assets	12,281,294	3,198,497	7,699,808
LIABILITIES:
Payables:
Investment securities purchased	—	17,435	—
Collateral received on securities loaned (See Note 2.B.)	52,613	88,142	128,355
Fund shares redeemed	18,814	2,135	15,045
Accrued liabilities:
Investment advisory fees	5,305	1,522	4,050
Administration fees	378	77	370
Distribution fees	984	132	314
Service fees	1,358	311	505
Custodian and accounting fees	88	16	56
Other	188	101	229
Total Liabilities	79,728	109,871	148,924
Net Assets	$12,201,566	$3,088,626	$7,550,884
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$8,942,604	$2,585,477	$6,958,518
Total distributable earnings (loss)	3,258,962	503,149	592,366
Total Net Assets	$12,201,566	$3,088,626	$7,550,884
Net Assets:
Class A	$2,304,002	$570,660	$1,129,960
Class C	706,839	14,711	59,829
Class I	3,361,734	872,575	1,647,731
Class R2	5,298	776	41,226
Class R3	13,006	—	44,066
Class R4	20,146	—	19,405
Class R5	81,317	8,570	450,551
Class R6	5,709,224	1,621,334	4,158,116
Total	$12,201,566	$3,088,626	$7,550,884
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	104,416	11,612	37,060
Class C	40,420	321	2,944
Class I	144,079	17,359	43,514
Class R2	245	16	1,215
Class R3	591	—	1,193
Class R4	863	—	514
Class R5	3,369	170	11,637
Class R6	233,618	32,203	106,474
Net Asset Value (a):
Class A — Redemption price per share	$22.07	$49.14	$30.49
Class C — Offering price per share (b)	17.49	45.81	20.32
Class I — Offering and redemption price per share	23.33	50.27	37.87
Class R2 — Offering and redemption price per share	21.66	48.23	33.92
Class R3 — Offering and redemption price per share	22.02	—	36.95
Class R4 — Offering and redemption price per share	23.34	—	37.69
Class R5 — Offering and redemption price per share	24.14	50.42	38.72
Class R6 — Offering and redemption price per share	24.44	50.35	39.05
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$23.29	$51.86	$32.18
Cost of investments in non-affiliates	$8,482,397	$2,438,130	$6,460,566
Cost of investments in affiliates	62,872	85,568	188,878
Investment securities on loan, at value (See Note 2.B.)	51,399	85,712	124,682
Cost of investment of cash collateral (See Note 2.B.)	52,609	88,139	128,332

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	35

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$13,587,889	$9,011,086
Investments in affiliates, at value	13,437	117,707
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	62,314	131,675
Cash	600	569
Receivables:
Investment securities sold	264,099	4,679
Fund shares sold	12,644	34,165
Dividends from non-affiliates	29,496	19,076
Dividends from affiliates	2	14
Securities lending income (See Note 2.B.)	—	30
Total Assets	13,970,481	9,319,001
LIABILITIES:
Payables:
Collateral received on securities loaned (See Note 2.B.)	62,314	131,675
Fund shares redeemed	68,333	12,223
Accrued liabilities:
Investment advisory fees	7,277	3,927
Administration fees	411	313
Distribution fees	342	445
Service fees	1,292	856
Custodian and accounting fees	95	58
Other	283	194
Total Liabilities	140,347	149,691
Net Assets	$13,830,134	$9,169,310
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$9,195,107	$6,280,003
Total distributable earnings (loss)	4,635,027	2,889,307
Total Net Assets	$13,830,134	$9,169,310
Net Assets:
Class A	$1,220,603	$1,271,804
Class C	50,782	260,084
Class I	2,006,282	1,968,325
Class L	6,447,447	1,496,251
Class R2	62,535	307
Class R3	70,555	2,194
Class R4	22,050	124
Class R5	49,304	2,512
Class R6	3,900,576	4,167,709
Total	$13,830,134	$9,169,310
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	36,857	36,891
Class C	1,621	7,547
Class I	59,554	56,685
Class L	187,965	43,060
Class R2	2,020	9
Class R3	2,159	65
Class R4	660	3
Class R5	1,440	73
Class R6	113,804	120,156
Net Asset Value (a):
Class A — Redemption price per share	$33.12	$34.47
Class C — Offering price per share (b)	31.34	34.46
Class I — Offering and redemption price per share	33.69	34.72
Class L — Offering and redemption price per share	34.30	34.75
Class R2 — Offering and redemption price per share	30.96	34.01
Class R3 — Offering and redemption price per share	32.68	33.96
Class R4 — Offering and redemption price per share	33.46	35.04
Class R5 — Offering and redemption price per share	34.24	34.67
Class R6 — Offering and redemption price per share	34.27	34.69
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$34.96	$36.38
Cost of investments in non-affiliates	$9,015,107	$6,180,662
Cost of investments in affiliates	13,430	117,681
Investment securities on loan, at value (See Note 2.B.)	61,634	128,755
Cost of investment of cash collateral (See Note 2.B.)	62,314	131,669

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	37

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited)
(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$4	$—
Dividend income from non-affiliates	40,851	19,557	17,861
Dividend income from affiliates	2,704	1,600	3,608
Income from securities lending (net) (See Note 2.B.)	22	25	83
Total investment income	43,577	21,186	21,552
EXPENSES:
Investment advisory fees	35,529	9,670	24,767
Administration fees	4,489	1,116	2,858
Distribution fees:
Class A	3,107	707	1,477
Class C	3,016	54	256
Class R2	13	2	109
Class R3	17	—	56
Service fees:
Class A	3,107	707	1,477
Class C	1,005	18	85
Class I	4,506	1,067	1,993
Class R2	7	1	55
Class R3	17	—	56
Class R4	25	—	25
Class R5	48	—(a)	236
Custodian and accounting fees	210	52	130
Interest expense to affiliates	—	—	1
Professional fees	69	34	50
Trustees’ and Chief Compliance Officer’s fees	34	17	25
Printing and mailing costs	327	219	257
Registration and filing fees	270	77	229
Transfer agency fees (See Note 2.F.)	152	27	204
Other	235	122	155
Total expenses	56,183	13,890	34,501
Less fees waived	(6,134)	(1,782)	(2,929)
Less expense reimbursements	(3)	(3)	(1)
Net expenses	50,046	12,105	31,571
Net investment income (loss)	(6,469)	9,081	(10,019)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(262,280)	$(41,178)	$(243,036)
Investments in affiliates	68	—(a)	20
Foreign currency transactions	(1)	—	—
Net realized gain (loss)	(262,213)	(41,178)	(243,016)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	52,026	166,677	539,040
Investments in affiliates	25	29	84
Foreign currency translations	(1)	—	—
Change in net unrealized appreciation/depreciation	52,050	166,706	539,124
Net realized/unrealized gains (losses)	(210,163)	125,528	296,108
Change in net assets resulting from operations	$(216,632)	$134,609	$286,089

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	39

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$1	$1
Dividend income from non-affiliates	135,273	114,417
Dividend income from affiliates	5,387	2,709
Income from securities lending (net) (See Note 2.B.)	—(a)	59
Total investment income	140,661	117,186
EXPENSES:
Investment advisory fees	46,696	26,527
Administration fees	4,844	3,613
Distribution fees:
Class A	1,566	1,547
Class C	224	1,042
Class R2	158	1
Class R3	90	3
Service fees:
Class A	1,566	1,547
Class C	75	348
Class I	2,841	2,600
Class L	3,383	814
Class R2	79	—(a)
Class R3	90	3
Class R4	28	—(a)
Class R5	25	1
Custodian and accounting fees	232	156
Professional fees	69	56
Trustees’ and Chief Compliance Officer’s fees	36	29
Printing and mailing costs	465	203
Registration and filing fees	165	140
Transfer agency fees (See Note 2.F.)	132	91
Other	327	124
Total expenses	63,091	38,845
Less fees waived	(6,535)	(4,618)
Less expense reimbursements	(23)	(23)
Net expenses	56,533	34,204
Net investment income (loss)	84,128	82,982

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$343,506	$319,429
Investments in affiliates	49	51
Net realized gain (loss)	343,555	319,480
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	389,081	128,048
Investments in affiliates	17	24
Change in net unrealized appreciation/depreciation	389,098	128,072
Net realized/unrealized gains (losses)	732,653	447,552
Change in net assets resulting from operations	$816,781	$530,534
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(6,469)	$(43,447)	$9,081	$11,744
Net realized gain (loss)	(262,213)	300,402	(41,178)	111,884
Change in net unrealized appreciation/depreciation	52,050	(3,767,905)	166,706	(623,200)
Change in net assets resulting from operations	(216,632)	(3,510,950)	134,609	(499,572)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,869)	(450,846)	(14,573)	(45,467)
Class C	(3,852)	(205,934)	(355)	(1,466)
Class I	(13,567)	(627,636)	(23,622)	(74,927)
Class R2	(23)	(97)	(19)	(46)
Class R3	(53)	(738)	—	—
Class R4	(80)	(2,743)	—	—
Class R5	(309)	(18,769)	(256)	(6)
Class R6	(21,818)	(865,471)	(47,896)	(105,308)
Total distributions to shareholders	(49,571)	(2,172,234)	(86,721)	(227,220)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	386,452	2,985,664	411,350	530,638
NET ASSETS:
Change in net assets	120,249	(2,697,520)	459,238	(196,154)
Beginning of period	12,081,317	14,778,837	2,629,388	2,825,542
End of period	$12,201,566	$12,081,317	$3,088,626	$2,629,388
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10,019)	$(39,780)	$84,128	$154,635
Net realized gain (loss)	(243,016)	157,218	343,555	1,794,315
Change in net unrealized appreciation/depreciation	539,124	(2,850,878)	389,098	(3,009,560)
Change in net assets resulting from operations	286,089	(2,733,440)	816,781	(1,060,610)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,987)	(164,928)	(130,792)	(219,981)
Class C	(893)	(15,295)	(5,897)	(10,363)
Class I	(12,879)	(164,559)	(224,520)	(392,788)
Class L	—	—	(702,742)	(1,064,675)
Class R2	(363)	(5,456)	(7,028)	(10,249)
Class R3	(350)	(6,561)	(7,579)	(11,581)
Class R4	(155)	(1,915)	(2,373)	(4,055)
Class R5	(3,443)	(56,755)	(5,275)	(11,564)
Class R6	(31,445)	(391,225)	(424,674)	(571,247)
Total distributions to shareholders	(60,515)	(806,694)	(1,510,880)	(2,296,503)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	345,411	1,447,269	715,880	114,829
NET ASSETS:
Change in net assets	570,985	(2,092,865)	21,781	(3,242,284)
Beginning of period	6,979,899	9,072,764	13,808,353	17,050,637
End of period	$7,550,884	$6,979,899	$13,830,134	$13,808,353
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$82,982	$141,716
Net realized gain (loss)	319,480	928,467
Change in net unrealized appreciation/depreciation	128,072	(1,355,497)
Change in net assets resulting from operations	530,534	(285,314)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(123,104)	(139,510)
Class C	(23,870)	(40,783)
Class I	(195,765)	(309,038)
Class L	(151,034)	(243,763)
Class R2	(28)	(32)
Class R3	(211)	(427)
Class R4	(11)	(206)
Class R5	(245)	(180)
Class R6	(419,748)	(643,793)
Total distributions to shareholders	(914,016)	(1,377,732)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(23,342)	87,864
NET ASSETS:
Change in net assets	(406,824)	(1,575,182)
Beginning of period	9,576,134	11,151,316
End of period	$9,169,310	$9,576,134
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$210,410	$559,491	$59,944	$120,225
Distributions reinvested	9,540	434,059	14,566	45,435
Cost of shares redeemed	(227,963)	(501,025)	(41,052)	(84,870)
Change in net assets resulting from Class A capital transactions	(8,013)	492,525	33,458	80,790
Class C
Proceeds from shares issued	41,106	126,560	3,112	1,834
Distributions reinvested	3,767	200,976	354	1,462
Cost of shares redeemed	(120,559)	(297,542)	(2,841)	(7,072)
Change in net assets resulting from Class C capital transactions	(75,686)	29,994	625	(3,776)
Class I
Proceeds from shares issued	572,272	1,433,710	143,641	415,855
Distributions reinvested	12,857	592,526	23,594	74,821
Cost of shares redeemed	(528,867)	(1,638,548)	(115,301)	(344,560)
Change in net assets resulting from Class I capital transactions	56,262	387,688	51,934	146,116
Class R2
Proceeds from shares issued	1,305	4,940	237	144
Distributions reinvested	23	96	18	43
Cost of shares redeemed	(966)	(63)	(38)	(40)
Change in net assets resulting from Class R2 capital transactions	362	4,973	217	147
Class R3
Proceeds from shares issued	2,430	13,837	—	—
Distributions reinvested	43	628	—	—
Cost of shares redeemed	(2,407)	(2,665)	—	—
Change in net assets resulting from Class R3 capital transactions	66	11,800	—	—
Class R4
Proceeds from shares issued	6,846	2,734	—	—
Distributions reinvested	80	2,743	—	—
Cost of shares redeemed	(1,324)	(5,634)	—	—
Change in net assets resulting from Class R4 capital transactions	5,602	(157)	—	—
Class R5
Proceeds from shares issued	8,676	26,209	8,842	11
Distributions reinvested	300	18,390	256	6
Cost of shares redeemed	(30,749)	(34,294)	—	(82)
Change in net assets resulting from Class R5 capital transactions	(21,773)	10,305	9,098	(65)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$1,023,867	$2,520,752	$411,206	$465,999
Distributions reinvested	21,669	863,104	47,800	105,241
Cost of shares redeemed	(615,904)	(1,335,320)	(142,988)	(263,814)
Change in net assets resulting from Class R6 capital transactions	429,632	2,048,536	316,018	307,426
Total change in net assets resulting from capital transactions	$386,452	$2,985,664	$411,350	$530,638
SHARE TRANSACTIONS:
Class A
Issued	8,964	18,429	1,192	2,069
Reinvested	406	13,885	286	776
Redeemed	(9,837)	(16,974)	(819)	(1,473)
Change in Class A Shares	(467)	15,340	659	1,372
Class C
Issued	2,205	5,063	65	34
Reinvested	202	8,062	8	27
Redeemed	(6,533)	(12,340)	(59)	(127)
Change in Class C Shares	(4,126)	785	14	(66)
Class I
Issued	23,077	46,780	2,796	6,894
Reinvested	518	17,977	454	1,248
Redeemed	(21,473)	(54,133)	(2,210)	(5,803)
Change in Class I Shares	2,122	10,624	1,040	2,339
Class R2
Issued	59	208	5	3
Reinvested	1	3	—(a)	1
Redeemed	(39)	(2)	(1)	(1)
Change in Class R2 Shares	21	209	4	3
Class R3
Issued	105	502	—	—
Reinvested	2	20	—	—
Redeemed	(104)	(85)	—	—
Change in Class R3 Shares	3	437	—	—
Class R4
Issued	264	90	—	—
Reinvested	3	83	—	—
Redeemed	(53)	(165)	—	—
Change in Class R4 Shares	214	8	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	338	797	165	—
Reinvested	12	540	5	—
Redeemed	(1,185)	(1,041)	—	(1)
Change in Class R5 Shares	(835)	296	170	(1)
Class R6
Issued	39,221	76,238	7,973	7,990
Reinvested	834	25,068	921	1,751
Redeemed	(23,827)	(41,492)	(2,763)	(4,449)
Change in Class R6 Shares	16,228	59,814	6,131	5,292
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$58,848	$193,417	$84,080	$231,582
Distributions reinvested	10,603	159,203	122,041	205,806
Cost of shares redeemed	(94,273)	(247,726)	(125,917)	(503,800)
Change in net assets resulting from Class A capital transactions	(24,822)	104,894	80,204	(66,412)
Class C
Proceeds from shares issued	4,431	16,113	3,954	11,733
Distributions reinvested	879	15,070	5,724	10,091
Cost of shares redeemed	(14,744)	(28,440)	(17,327)	(21,161)
Change in net assets resulting from Class C capital transactions	(9,434)	2,743	(7,649)	663
Class I
Proceeds from shares issued	442,363	567,054	216,239	548,260
Distributions reinvested	12,103	155,839	211,365	372,132
Cost of shares redeemed	(248,957)	(609,174)	(608,205)	(1,137,558)
Change in net assets resulting from Class I capital transactions	205,509	113,719	(180,601)	(217,166)
Class L
Proceeds from shares issued	—	—	402,806	993,214
Distributions reinvested	—	—	670,198	1,015,481
Cost of shares redeemed	—	—	(896,400)	(1,694,626)
Change in net assets resulting from Class L capital transactions	—	—	176,604	314,069
Class R2
Proceeds from shares issued	3,796	18,906	3,715	9,585
Distributions reinvested	363	5,446	7,012	10,195
Cost of shares redeemed	(6,435)	(16,727)	(4,387)	(15,727)
Change in net assets resulting from Class R2 capital transactions	(2,276)	7,625	6,340	4,053
Class R3
Proceeds from shares issued	11,182	23,135	3,757	8,559
Distributions reinvested	344	6,481	7,118	10,954
Cost of shares redeemed	(5,384)	(41,250)	(6,630)	(20,468)
Change in net assets resulting from Class R3 capital transactions	6,142	(11,634)	4,245	(955)
Class R4
Proceeds from shares issued	2,137	14,507	1,761	11,063
Distributions reinvested	155	1,915	2,373	4,055
Cost of shares redeemed	(3,020)	(11,022)	(3,531)	(18,919)
Change in net assets resulting from Class R4 capital transactions	(728)	5,400	603	(3,801)
Class R5
Proceeds from shares issued	33,304	107,972	2,700	24,053
Distributions reinvested	3,209	53,207	5,265	11,552
Cost of shares redeemed	(49,977)	(193,440)	(4,572)	(62,665)
Change in net assets resulting from Class R5 capital transactions	(13,464)	(32,261)	3,393	(27,060)
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$507,447	$1,866,097	$660,111	$873,051
Distributions reinvested	30,834	387,715	377,967	531,604
Cost of shares redeemed	(353,797)	(997,029)	(405,337)	(1,293,217)
Change in net assets resulting from Class R6 capital transactions	184,484	1,256,783	632,741	111,438
Total change in net assets resulting from capital transactions	$345,411	$1,447,269	$715,880	$114,829
SHARE TRANSACTIONS:
Class A
Issued	1,877	4,766	2,348	5,644
Reinvested	332	3,841	3,559	5,251
Redeemed	(3,011)	(6,293)	(3,522)	(13,249)
Change in Class A Shares	(802)	2,314	2,385	(2,354)
Class C
Issued	208	551	117	302
Reinvested	41	540	177	272
Redeemed	(704)	(1,052)	(517)	(551)
Change in Class C Shares	(455)	39	(223)	23
Class I
Issued	11,345	12,070	6,036	13,456
Reinvested	305	3,041	6,053	9,337
Redeemed	(6,457)	(12,606)	(16,707)	(27,722)
Change in Class I Shares	5,193	2,505	(4,618)	(4,929)
Class L
Issued	—	—	10,839	23,576
Reinvested	—	—	18,844	25,025
Redeemed	—	—	(24,201)	(40,417)
Change in Class L Shares	—	—	5,482	8,184
Class R2
Issued	111	405	109	245
Reinvested	10	118	219	276
Redeemed	(185)	(366)	(130)	(413)
Change in Class R2 Shares	(64)	157	198	108
Class R3
Issued	302	461	107	211
Reinvested	9	129	210	283
Redeemed	(137)	(856)	(184)	(506)
Change in Class R3 Shares	174	(266)	133	(12)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R4
Issued	55	301	49	274
Reinvested	4	38	69	102
Redeemed	(78)	(218)	(98)	(462)
Change in Class R4 Shares	(19)	121	20	(86)
Class R5
Issued	842	2,162	73	576
Reinvested	79	1,017	148	285
Redeemed	(1,264)	(4,010)	(121)	(1,507)
Change in Class R5 Shares	(343)	(831)	100	(646)
Class R6
Issued	12,713	37,457	17,659	20,888
Reinvested	753	7,351	10,632	13,105
Redeemed	(8,851)	(20,244)	(10,937)	(30,623)
Change in Class R6 Shares	4,615	24,564	17,354	3,370
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$274,267	$299,267
Distributions reinvested	117,446	131,124
Cost of shares redeemed	(159,573)	(192,533)
Change in net assets resulting from Class A capital transactions	232,140	237,858
Class C
Proceeds from shares issued	20,515	51,018
Distributions reinvested	23,478	40,129
Cost of shares redeemed	(55,919)	(106,948)
Change in net assets resulting from Class C capital transactions	(11,926)	(15,801)
Class I
Proceeds from shares issued	197,340	667,039
Distributions reinvested	178,020	281,851
Cost of shares redeemed	(363,928)	(866,946)
Change in net assets resulting from Class I capital transactions	11,432	81,944
Class L
Proceeds from shares issued	92,362	340,532
Distributions reinvested	143,444	234,993
Cost of shares redeemed	(333,069)	(477,379)
Change in net assets resulting from Class L capital transactions	(97,263)	98,146
Class R2
Proceeds from shares issued	39	129
Distributions reinvested	28	33
Cost of shares redeemed	(38)	(13)
Change in net assets resulting from Class R2 capital transactions	29	149
Class R3
Proceeds from shares issued	359	1,173
Distributions reinvested	161	338
Cost of shares redeemed	(1,142)	(1,128)
Change in net assets resulting from Class R3 capital transactions	(622)	383
Class R4
Proceeds from shares issued	—	192
Distributions reinvested	11	205
Cost of shares redeemed	(1)	(1,922)
Change in net assets resulting from Class R4 capital transactions	10	(1,525)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$1,416	$237
Distributions reinvested	220	142
Cost of shares redeemed	(66)	(348)
Change in net assets resulting from Class R5 capital transactions	1,570	31
Class R6
Proceeds from shares issued	314,261	808,892
Distributions reinvested	419,131	643,064
Cost of shares redeemed	(892,104)	(1,765,277)
Change in net assets resulting from Class R6 capital transactions	(158,712)	(313,321)
Total change in net assets resulting from capital transactions	$(23,342)	$87,864
SHARE TRANSACTIONS:
Class A
Issued	7,409	7,374
Reinvested	3,312	3,380
Redeemed	(4,372)	(4,700)
Change in Class A Shares	6,349	6,054
Class C
Issued	561	1,255
Reinvested	664	1,041
Redeemed	(1,521)	(2,626)
Change in Class C Shares	(296)	(330)
Class I
Issued	5,368	16,246
Reinvested	4,981	7,212
Redeemed	(9,832)	(21,217)
Change in Class I Shares	517	2,241
Class L
Issued	2,481	8,313
Reinvested	4,009	6,003
Redeemed	(8,910)	(11,792)
Change in Class L Shares	(2,420)	2,524
Class R2
Issued	1	3
Reinvested	1	1
Redeemed	(1)	—(a)
Change in Class R2 Shares	1	4

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R3
Issued	11	28
Reinvested	4	9
Redeemed	(30)	(28)
Change in Class R3 Shares	(15)	9
Class R4
Issued	—	4
Reinvested	—(a)	5
Redeemed	—(a)	(46)
Change in Class R4 Shares	—(a)	(37)
Class R5
Issued	36	6
Reinvested	6	4
Redeemed	(2)	(9)
Change in Class R5 Shares	40	1
Class R6
Issued	8,482	20,027
Reinvested	11,732	16,442
Redeemed	(23,838)	(41,571)
Change in Class R6 Shares	(3,624)	(5,102)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$22.52	$(0.04)	$(0.32)	$(0.36)	$—	$(0.09)	$(0.09)
Year Ended June 30, 2022	33.66	(0.16)	(6.04)	(6.20)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.27	(0.16)	11.67	11.51	—	(3.12)	(3.12)
Year Ended June 30, 2020	21.78	(0.08)	5.74	5.66	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	—	(0.84)	(0.84)
Class C
Six Months Ended December 31, 2022 (Unaudited)	17.91	(0.08)	(0.25)	(0.33)	—	(0.09)	(0.09)
Year Ended June 30, 2022	27.83	(0.26)	(4.72)	(4.98)	—	(4.94)	(4.94)
Year Ended June 30, 2021	21.42	(0.26)	9.79	9.53	—	(3.12)	(3.12)
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	—	(2.17)	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	—	(1.76)	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	—	(0.84)	(0.84)
Class I
Six Months Ended December 31, 2022 (Unaudited)	23.78	(0.01)	(0.35)	(0.36)	—	(0.09)	(0.09)
Year Ended June 30, 2022	35.20	(0.09)	(6.39)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.18	12.09	(0.06)	(3.12)	(3.18)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	—	(0.84)	(0.84)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	22.14	(0.07)	(0.32)	(0.39)	—	(0.09)	(0.09)
Year Ended June 30, 2022	33.24	(0.21)	(5.95)	(6.16)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.05	(0.24)	11.56	11.32	(0.01)	(3.12)	(3.13)
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	—	(1.76)	(1.76)
July 31, 2017 (g) through June 30, 2018	18.47	(0.14)	4.19	4.05	—	(0.84)	(0.84)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	22.48	(0.04)	(0.33)	(0.37)	—	(0.09)	(0.09)
Year Ended June 30, 2022	33.61	(0.14)	(6.05)	(6.19)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.27	(0.17)	11.68	11.51	(0.05)	(3.12)	(3.17)
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	—	(0.84)	(0.84)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	23.79	(0.01)	(0.35)	(0.36)	—	(0.09)	(0.09)
Year Ended June 30, 2022	35.21	(0.10)	(6.38)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.17	12.08	(0.04)	(3.12)	(3.16)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	—	(0.84)	(0.84)
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$22.07	(1.61)%	$2,304,002	1.04% (f)	(0.36)% (f)	1.14% (f)	11%
22.52	(22.53)	2,362,435	1.08	(0.54)	1.14	33
33.66	47.55	3,013,691	1.13	(0.54)	1.14	43
25.27	27.87	2,032,870	1.14	(0.36)	1.16	47
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31

17.49	(1.85)	706,839	1.54(f)	(0.87)(f)	1.64(f)	11
17.91	(22.90)	798,037	1.58	(1.05)	1.64	33
27.83	46.80	1,218,051	1.63	(1.04)	1.63	43
21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31

23.33	(1.52)	3,361,734	0.79(f)	(0.11)(f)	0.89(f)	11
23.78	(22.33)	3,376,110	0.83	(0.29)	0.89	33
35.20	47.95	4,622,602	0.88	(0.29)	0.88	43
26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	—	31

21.66	(1.77)	5,298	1.30(f)	(0.63)(f)	1.43(f)	11
22.14	(22.71)	4,972	1.32	(0.75)	1.56	33
33.24	47.18	510	1.39	(0.79)	1.66	43
25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

22.02	(1.65)	13,006	1.05(f)	(0.38)(f)	1.15(f)	11
22.48	(22.54)	13,221	1.08	(0.50)	1.16	33
33.61	47.60	5,089	1.14	(0.54)	1.17	43
25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31

23.34	(1.52)	20,146	0.80(f)	(0.12)(f)	0.89(f)	11
23.79	(22.32)	15,452	0.83	(0.30)	0.89	33
35.21	47.91	22,559	0.88	(0.29)	0.88	43
26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$24.59	$— (h)	$(0.36)	$(0.36)	$—	$(0.09)	$(0.09)
Year Ended June 30, 2022	36.18	(0.05)	(6.60)	(6.65)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.93	(0.05)	12.50	12.45	(0.08)	(3.12)	(3.20)
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	—	(0.84)	(0.84)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	24.88	0.02	(0.37)	(0.35)	—	(0.09)	(0.09)
Year Ended June 30, 2022	36.52	(0.01)	(6.69)	(6.70)	—	(4.94)	(4.94)
Year Ended June 30, 2021	27.16	(0.01)	12.59	12.58	(0.10)	(3.12)	(3.22)
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	—	(0.84)	(0.84)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$24.14	(1.47)%	$81,317	0.65% (f)	0.03% (f)	0.74% (f)	11%
24.59	(22.18)	103,367	0.68	(0.15)	0.74	33
36.18	48.16	141,386	0.73	(0.14)	0.73	43
26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31

24.44	(1.41)	5,709,224	0.55(f)	0.13(f)	0.64(f)	11
24.88	(22.11)	5,407,723	0.58	(0.03)	0.64	33
36.52	48.28	5,754,949	0.63	(0.03)	0.63	43
27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$48.06	$0.07	$2.31	$2.38	$(0.12)	$(1.18)	$(1.30)
Year Ended June 30, 2022	62.14	0.05	(9.53)	(9.48)	—	(4.60)	(4.60)
Year Ended June 30, 2021	47.20	(0.03)	21.27	21.24	(0.08)	(6.22)	(6.30)
Year Ended June 30, 2020	50.52	0.13	0.78	0.91	(0.30)	(3.93)	(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Year Ended June 30, 2018	48.53	—(g)	5.89	5.89	—	(2.85)	(2.85)
Class C
Six Months Ended December 31, 2022 (Unaudited)	44.88	(0.05)	2.16	2.11	—	(1.18)	(1.18)
Year Ended June 30, 2022	58.61	(0.25)	(8.88)	(9.13)	—	(4.60)	(4.60)
Year Ended June 30, 2021	44.95	(0.29)	20.17	19.88	—	(6.22)	(6.22)
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Class I
Six Months Ended December 31, 2022 (Unaudited)	49.19	0.14	2.36	2.50	(0.24)	(1.18)	(1.42)
Year Ended June 30, 2022	63.43	0.20	(9.75)	(9.55)	(0.09)	(4.60)	(4.69)
Year Ended June 30, 2021	48.07	0.13	21.66	21.79	(0.21)	(6.22)	(6.43)
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	47.19	0.01	2.26	2.27	(0.05)	(1.18)	(1.23)
Year Ended June 30, 2022	61.24	(0.09)	(9.36)	(9.45)	—	(4.60)	(4.60)
Year Ended June 30, 2021	46.64	(0.18)	21.00	20.82	—	(6.22)	(6.22)
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	49.42	0.42	2.13	2.55	(0.37)	(1.18)	(1.55)
Year Ended June 30, 2022	63.52	0.24	(9.74)	(9.50)	—	(4.60)	(4.60)
Year Ended June 30, 2021	48.11	0.16	21.74	21.90	(0.27)	(6.22)	(6.49)
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$49.14	4.85%	$570,660	1.14% (f)	0.28% (f)	1.26% (f)	14%
48.06	(16.58)	526,401	1.15	0.08	1.26	33
62.14	47.31	595,304	1.14	(0.05)	1.26	54
47.20	2.20	405,857	1.14	0.28	1.26	49
50.52	9.92	451,118	1.13	0.37	1.26	34
51.57	12.37	402,897	1.17	0.01	1.25	31

45.81	4.60	14,711	1.64(f)	(0.22)(f)	1.77(f)	14
44.88	(17.00)	13,761	1.65	(0.44)	1.77	33
58.61	46.59	21,836	1.63	(0.56)	1.75	54
44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31

50.27	4.99	872,575	0.89(f)	0.53(f)	1.01(f)	14
49.19	(16.37)	802,716	0.90	0.33	1.02	33
63.43	47.67	886,782	0.89	0.23	1.00	54
48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31

48.23	4.72	776	1.39(f)	0.05(f)	1.62(f)	14
47.19	(16.79)	552	1.40	(0.16)	1.66	33
61.24	46.94	555	1.38	(0.33)	1.59	54
46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31

50.42	5.07	8,570	0.74	1.61	0.91	14
49.42	(16.24)	1	0.74	0.39	0.91	33
63.52	47.89	74	0.74	0.29	0.87	54
48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$49.32	$0.21	$2.37	$2.58	$(0.37)	$(1.18)	$(1.55)
Year Ended June 30, 2022	63.57	0.35	(9.78)	(9.43)	(0.22)	(4.60)	(4.82)
Year Ended June 30, 2021	48.14	0.26	21.71	21.97	(0.32)	(6.22)	(6.54)
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$50.35	5.14%	$1,621,334	0.64% (f)	0.79% (f)	0.76% (f)	14%
49.32	(16.17)	1,285,957	0.65	0.59	0.76	33
63.57	48.03	1,320,991	0.64	0.45	0.75	54
48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$29.58	$(0.09)	$1.30	$1.21	$—	$(0.30)	$(0.30)
Year Ended June 30, 2022	46.20	(0.31)	(11.67)	(11.98)	—	(4.64)	(4.64)
Year Ended June 30, 2021	36.43	(0.36)	15.58	15.22	—	(5.45)	(5.45)
Year Ended June 30, 2020	32.94	(0.20)	6.50	6.30	—	(2.81)	(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	—	(2.15)	(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	—	(2.14)	(2.14)
Class C
Six Months Ended December 31, 2022 (Unaudited)	19.86	(0.11)	0.87	0.76	—	(0.30)	(0.30)
Year Ended June 30, 2022	32.69	(0.36)	(7.83)	(8.19)	—	(4.64)	(4.64)
Year Ended June 30, 2021	27.15	(0.42)	11.41	10.99	—	(5.45)	(5.45)
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	—	(2.81)	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	—	(2.15)	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	—	(2.14)	(2.14)
Class I
Six Months Ended December 31, 2022 (Unaudited)	36.62	(0.06)	1.61	1.55	—	(0.30)	(0.30)
Year Ended June 30, 2022	55.95	(0.25)	(14.44)	(14.69)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.11	(0.28)	18.58	18.30	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	—	(2.14)	(2.14)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	32.93	(0.16)	1.45	1.29	—	(0.30)	(0.30)
Year Ended June 30, 2022	51.05	(0.47)	(13.01)	(13.48)	—	(4.64)	(4.64)
Year Ended June 30, 2021	39.90	(0.52)	17.12	16.60	—	(5.45)	(5.45)
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	—	(2.81)	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	—	(2.15)	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	—	(2.14)	(2.14)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	35.80	(0.12)	1.57	1.45	—	(0.30)	(0.30)
Year Ended June 30, 2022	54.95	(0.41)	(14.10)	(14.51)	—	(4.64)	(4.64)
Year Ended June 30, 2021	42.53	(0.43)	18.30	17.87	—	(5.45)	(5.45)
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	—	(2.14)	(2.14)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	36.47	(0.07)	1.59	1.52	—	(0.30)	(0.30)
Year Ended June 30, 2022	55.76	(0.28)	(14.37)	(14.65)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.00	(0.31)	18.53	18.22	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	—	(2.14)	(2.14)
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$30.49	4.04%	$1,129,960	1.14% (f)	(0.58)% (f)	1.26% (f)	15%
29.58	(28.80)	1,119,928	1.18	(0.78)	1.26	45
46.20	43.59	1,642,278	1.24	(0.85)	1.26	42
36.43	20.30	1,141,467	1.24	(0.62)	1.27	63
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54
30.84	18.39	934,982	1.23	(0.62)	1.30	56

20.32	3.74	59,829	1.64(f)	(1.08)(f)	1.75(f)	15
19.86	(29.14)	67,482	1.68	(1.28)	1.75	45
32.69	42.84	109,845	1.74	(1.36)	1.75	42
27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56

37.87	4.19	1,647,731	0.89(f)	(0.32)(f)	1.00(f)	15
36.62	(28.62)	1,403,485	0.91	(0.50)	1.00	45
55.95	44.02	2,003,878	0.93	(0.54)	0.99	42
43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56

33.92	3.87	41,226	1.45(f)	(0.89)(f)	1.54(f)	15
32.93	(29.02)	42,153	1.47	(1.06)	1.54	45
51.05	43.24	57,273	1.49	(1.10)	1.53	42
39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56

36.95	4.01	44,066	1.20(f)	(0.63)(f)	1.25(f)	15
35.80	(28.82)	36,455	1.22	(0.82)	1.25	45
54.95	43.57	70,608	1.24	(0.86)	1.24	42
42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56

37.69	4.12	19,405	0.95(f)	(0.39)(f)	1.00(f)	15
36.47	(28.65)	19,437	0.97	(0.56)	1.00	45
55.76	43.92	22,947	0.99	(0.60)	0.99	42
43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$37.42	$(0.04)	$1.64	$1.60	$—	$(0.30)	$(0.30)
Year Ended June 30, 2022	57.00	(0.20)	(14.74)	(14.94)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.81	(0.21)	18.90	18.69	(0.05)	(5.45)	(5.50)
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	—	(2.14)	(2.14)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	37.73	(0.03)	1.65	1.62	—	(0.30)	(0.30)
Year Ended June 30, 2022	57.39	(0.16)	(14.86)	(15.02)	—	(4.64)	(4.64)
Year Ended June 30, 2021	44.07	(0.19)	19.03	18.84	(0.07)	(5.45)	(5.52)
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	—	(2.81)	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	—	(2.14)	(2.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$38.72	4.23%	$450,551	0.79% (f)	(0.23)% (f)	0.85% (f)	15%
37.42	(28.53)	448,298	0.79	(0.39)	0.85	45
57.00	44.22	730,273	0.79	(0.40)	0.84	42
43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56

39.05	4.25	4,158,116	0.70(f)	(0.13)(f)	0.75(f)	15
37.73	(28.47)	3,842,661	0.72	(0.31)	0.75	45
57.39	44.30	4,435,662	0.74	(0.35)	0.74	42
44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$34.90	$0.15	$1.94	$2.09	$(0.28)	$(3.59)	$(3.87)
Year Ended June 30, 2022	43.69	0.24	(2.97)	(2.73)	(0.16)	(5.90)	(6.06)
Year Ended June 30, 2021	31.12	0.17	15.09	15.26	(0.29)	(2.40)	(2.69)
Year Ended June 30, 2020	38.02	0.33	(5.35)	(5.02)	(0.33)	(1.55)	(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Class C
Six Months Ended December 31, 2022 (Unaudited)	33.10	0.05	1.85	1.90	(0.07)	(3.59)	(3.66)
Year Ended June 30, 2022	41.77	0.03	(2.80)	(2.77)	—	(5.90)	(5.90)
Year Ended June 30, 2021	29.77	(0.02)	14.44	14.42	(0.02)	(2.40)	(2.42)
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Class I
Six Months Ended December 31, 2022 (Unaudited)	35.48	0.19	1.98	2.17	(0.37)	(3.59)	(3.96)
Year Ended June 30, 2022	44.30	0.34	(3.02)	(2.68)	(0.24)	(5.90)	(6.14)
Year Ended June 30, 2021	31.51	0.27	15.30	15.57	(0.38)	(2.40)	(2.78)
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Class L
Six Months Ended December 31, 2022 (Unaudited)	36.09	0.23	2.00	2.23	(0.43)	(3.59)	(4.02)
Year Ended June 30, 2022	44.98	0.43	(3.09)	(2.66)	(0.33)	(5.90)	(6.23)
Year Ended June 30, 2021	31.96	0.36	15.51	15.87	(0.45)	(2.40)	(2.85)
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	32.84	0.10	1.83	1.93	(0.22)	(3.59)	(3.81)
Year Ended June 30, 2022	41.48	0.12	(2.78)	(2.66)	(0.08)	(5.90)	(5.98)
Year Ended June 30, 2021	29.67	0.07	14.36	14.43	(0.22)	(2.40)	(2.62)
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	34.49	0.15	1.92	2.07	(0.29)	(3.59)	(3.88)
Year Ended June 30, 2022	43.25	0.23	(2.94)	(2.71)	(0.15)	(5.90)	(6.05)
Year Ended June 30, 2021	30.83	0.17	14.95	15.12	(0.30)	(2.40)	(2.70)
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$33.12	5.70%	$1,220,603	1.14% (f)	0.82% (f)	1.24% (f)	7%
34.90	(7.73)	1,203,015	1.18	0.57	1.24	16
43.69	51.06	1,608,828	1.22	0.46	1.23	21
31.12	(14.13)	1,171,139	1.24	0.93	1.24	18
38.02	4.12	1,662,841	1.23	1.20	1.25	11
39.24	6.20	1,967,162	1.23	0.51	1.26	13

31.34	5.44	50,782	1.64(f)	0.29(f)	1.74(f)	7
33.10	(8.17)	61,031	1.68	0.07	1.74	16
41.77	50.32	76,078	1.72	(0.05)	1.73	21
29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13

33.69	5.84	2,006,282	0.89(f)	1.05(f)	0.99(f)	7
35.48	(7.50)	2,276,870	0.93	0.81	0.98	16
44.30	51.46	3,061,126	0.97	0.72	0.98	21
31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13

34.30	5.91	6,447,447	0.75(f)	1.21(f)	0.84(f)	7
36.09	(7.35)	6,586,299	0.75	1.00	0.83	16
44.98	51.76	7,839,627	0.75	0.94	0.83	21
31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13

30.96	5.57	62,535	1.40(f)	0.57(f)	1.49(f)	7
32.84	(7.97)	59,842	1.43	0.32	1.49	16
41.48	50.69	71,087	1.48	0.21	1.49	21
29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13

32.68	5.71	70,555	1.15(f)	0.81(f)	1.24(f)	7
34.49	(7.75)	69,915	1.18	0.56	1.23	16
43.25	51.07	88,116	1.22	0.47	1.23	21
30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund (continued)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	$35.29	$0.20	$1.95	$2.15	$(0.39)	$(3.59)	$(3.98)
Year Ended June 30, 2022	44.02	0.34	(3.00)	(2.66)	(0.17)	(5.90)	(6.07)
Year Ended June 30, 2021	31.34	0.27	15.20	15.47	(0.39)	(2.40)	(2.79)
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	36.03	0.23	1.99	2.22	(0.42)	(3.59)	(4.01)
Year Ended June 30, 2022	44.90	0.40	(3.06)	(2.66)	(0.31)	(5.90)	(6.21)
Year Ended June 30, 2021	31.90	0.33	15.49	15.82	(0.42)	(2.40)	(2.82)
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	36.09	0.25	1.99	2.24	(0.47)	(3.59)	(4.06)
Year Ended June 30, 2022	44.96	0.46	(3.08)	(2.62)	(0.35)	(5.90)	(6.25)
Year Ended June 30, 2021	31.94	0.37	15.51	15.88	(0.46)	(2.40)	(2.86)
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$33.46	5.79%	$22,050	0.90% (f)	1.07% (f)	0.99% (f)	7%
35.29	(7.50)	22,574	0.94	0.80	0.98	16
44.02	51.47	31,938	0.97	0.70	0.98	21
31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13

34.24	5.90	49,304	0.75(f)	1.21(f)	0.84(f)	7
36.03	(7.35)	48,283	0.78	0.94	0.83	16
44.90	51.69	89,178	0.82	0.87	0.83	21
31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13

34.27	5.93	3,900,576	0.65(f)	1.33(f)	0.74(f)	7
36.09	(7.26)	3,480,524	0.68	1.07	0.73	16
44.96	51.83	4,184,659	0.72	0.97	0.73	21
31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$36.05	$0.26	$1.75	$2.01	$(0.53)	$(3.06)	$(3.59)
Year Ended June 30, 2022	42.90	0.41	(1.67)	(1.26)	(0.32)	(5.27)	(5.59)
Year Ended June 30, 2021	29.53	0.34	14.04	14.38	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.46	0.49	(5.04)	(4.55)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2019	35.38	0.55	1.68	2.23	(0.46)	(1.69)	(2.15)
Year Ended June 30, 2018	33.40	0.35(g)	2.26	2.61	(0.28)	(0.35)	(0.63)
Class C
Six Months Ended December 31, 2022 (Unaudited)	35.91	0.17	1.73	1.90	(0.29)	(3.06)	(3.35)
Year Ended June 30, 2022	42.73	0.20	(1.65)	(1.45)	(0.10)	(5.27)	(5.37)
Year Ended June 30, 2021	29.38	0.16	13.99	14.15	(0.27)	(0.53)	(0.80)
Year Ended June 30, 2020	35.29	0.32	(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38	1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18(g)	2.24	2.42	(0.07)	(0.35)	(0.42)
Class I
Six Months Ended December 31, 2022 (Unaudited)	36.31	0.31	1.75	2.06	(0.59)	(3.06)	(3.65)
Year Ended June 30, 2022	43.15	0.51	(1.68)	(1.17)	(0.40)	(5.27)	(5.67)
Year Ended June 30, 2021	29.71	0.43	14.13	14.56	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.67	0.57	(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62	1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44(g)	2.28	2.72	(0.39)	(0.35)	(0.74)
Class L
Six Months Ended December 31, 2022 (Unaudited)	36.36	0.34	1.76	2.10	(0.65)	(3.06)	(3.71)
Year Ended June 30, 2022	43.20	0.57	(1.68)	(1.11)	(0.46)	(5.27)	(5.73)
Year Ended June 30, 2021	29.73	0.49	14.14	14.63	(0.63)	(0.53)	(1.16)
Year Ended June 30, 2020	35.69	0.63	(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72	1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50(g)	2.29	2.79	(0.45)	(0.35)	(0.80)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	35.56	0.21	1.73	1.94	(0.43)	(3.06)	(3.49)
Year Ended June 30, 2022	42.46	0.31	(1.65)	(1.34)	(0.29)	(5.27)	(5.56)
Year Ended June 30, 2021	29.31	0.26	13.90	14.16	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.24	0.40	(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48	1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (h) through June 30, 2018	34.04	0.25(g)	1.64	1.89	(0.36)	(0.35)	(0.71)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	35.51	0.25	1.73	1.98	(0.47)	(3.06)	(3.53)
Year Ended June 30, 2022	42.36	0.41	(1.65)	(1.24)	(0.34)	(5.27)	(5.61)
Year Ended June 30, 2021	29.21	0.33	13.88	14.21	(0.53)	(0.53)	(1.06)
Year Ended June 30, 2020	35.08	0.48	(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49	1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35(g)	2.26	2.61	(0.39)	(0.35)	(0.74)
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$34.47	5.41%	$1,271,804	1.04% (f)	1.41% (f)	1.14% (f)	10%
36.05	(3.78)	1,101,144	1.07	0.99	1.14	23
42.90	49.47	1,050,569	1.13	0.94	1.14	34
29.53	(13.60)	736,715	1.14	1.45	1.16	29
35.46	7.00	1,231,325	1.14	1.59	1.25	15
35.38	7.81	1,346,080	1.17	1.01(g)	1.25	23

34.46	5.13	260,084	1.54(f)	0.89(f)	1.65(f)	10
35.91	(4.24)	281,613	1.58	0.48	1.65	23
42.73	48.75	349,246	1.63	0.45	1.64	34
29.38	(14.04)	332,229	1.64	0.94	1.66	29
35.29	6.45	522,878	1.64	1.08	1.75	15
35.20	7.27	591,602	1.67	0.51(g)	1.75	23

34.72	5.53	1,968,325	0.79(f)	1.64(f)	0.89(f)	10
36.31	(3.54)	2,039,492	0.82	1.23	0.89	23
43.15	49.86	2,326,829	0.88	1.20	0.89	34
29.71	(13.39)	2,047,640	0.89	1.70	0.90	29
35.67	7.28	2,445,747	0.89	1.76	0.99	15
35.60	8.07	2,296,056	0.92	1.26(g)	1.00	23

34.75	5.62	1,496,251	0.65(f)	1.78(f)	0.74(f)	10
36.36	(3.39)	1,653,596	0.68	1.38	0.74	23
43.20	50.10	1,855,713	0.73	1.35	0.74	34
29.73	(13.26)	1,593,954	0.74	1.85	0.75	29
35.69	7.41	2,569,596	0.74	2.04	0.84	15
35.62	8.29	3,255,993	0.74	1.42(g)	0.85	23

34.01	5.29	307	1.30(f)	1.13(f)	1.48(f)	10
35.56	(4.02)	292	1.33	0.77	1.49	23
42.46	49.10	194	1.38	0.73	1.54	34
29.31	(13.82)	182	1.39	1.27	1.55	29
35.24	6.72	69	1.39	1.40	2.14	15
35.22	5.54	38	1.41	0.78(g)	1.61	23

33.96	5.42	2,194	1.05(f)	1.34(f)	1.18(f)	10
35.51	(3.78)	2,845	1.08	1.00	1.17	23
42.36	49.46	3,020	1.13	0.92	1.17	34
29.21	(13.60)	1,519	1.14	1.43	1.18	29
35.08	7.00	2,241	1.14	1.44	1.26	15
35.11	7.82	1,132	1.15	1.01(g)	1.28	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund (continued)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	$36.30	$0.31	$1.76	$2.07	$(0.27)	$(3.06)	$(3.33)
Year Ended June 30, 2022	42.92	0.50	(1.67)	(1.17)	(0.18)	(5.27)	(5.45)
Year Ended June 30, 2021	29.56	0.42	14.06	14.48	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.52	0.57	(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62	1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51(g)	2.20	2.71	(0.44)	(0.35)	(0.79)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	36.30	0.35	1.74	2.09	(0.66)	(3.06)	(3.72)
Year Ended June 30, 2022	43.12	0.57	(1.69)	(1.12)	(0.43)	(5.27)	(5.70)
Year Ended June 30, 2021	29.67	0.49	14.11	14.60	(0.62)	(0.53)	(1.15)
Year Ended June 30, 2020	35.62	0.63	(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65	1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50(g)	2.28	2.78	(0.45)	(0.35)	(0.80)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	36.32	0.35	1.77	2.12	(0.69)	(3.06)	(3.75)
Year Ended June 30, 2022	43.16	0.61	(1.68)	(1.07)	(0.50)	(5.27)	(5.77)
Year Ended June 30, 2021	29.71	0.52	14.13	14.65	(0.67)	(0.53)	(1.20)
Year Ended June 30, 2020	35.67	0.66	(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71	1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54(g)	2.26	2.80	(0.46)	(0.35)	(0.81)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$35.04	5.54%	$124	0.80% (f)	1.64% (f)	0.94% (f)	10%
36.30	(3.53)	118	0.84	1.20	0.89	23
42.92	49.86	1,724	0.88	1.26	0.89	34
29.56	(13.40)	32,555	0.88	1.74	0.90	29
35.52	7.27	20,538	0.89	1.79	0.99	15
35.47	8.07	17,231	0.89	1.43(g)	1.00	23

34.67	5.62	2,512	0.65(f)	1.84(f)	0.74(f)	10
36.30	(3.40)	1,178	0.68	1.38	0.74	23
43.12	50.12	1,365	0.73	1.41	0.74	34
29.67	(13.25)	5,529	0.74	1.85	0.75	29
35.62	7.41	8,018	0.74	1.85	0.84	15
35.57	8.25	6,114	0.76	1.41(g)	0.88	23

34.69	5.69	4,167,709	0.55(f)	1.88(f)	0.64(f)	10
36.32	(3.30)	4,495,856	0.58	1.47	0.64	23
43.16	50.23	5,562,656	0.63	1.44	0.64	34
29.71	(13.18)	3,949,596	0.64	1.96	0.65	29
35.67	7.57	4,025,348	0.64	2.02	0.74	15
35.60	8.31	3,869,991	0.67	1.52(g)	0.75	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	73

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) was organized as a Massachusetts business trust on September 23, 1997, as an open-end management investment company.
J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”) was organized as a Maryland corporation on August 19, 1997, as an open-end management investment company.
The following are 5 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.
The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.
The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.
The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.
Class L Shares of Mid Cap Value Fund and Value Advantage Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

74	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Growth Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$12,208,479	$—	$—	$12,208,479

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,190,026	$—	$—	$3,190,026

(a)	Please refer to the SOI for specifics of portfolio holdings.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	75

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,690,982	$—	$—	$7,690,982

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$13,663,640	$—	$—	$13,663,640

(a)	Please refer to the SOI for specifics of portfolio holdings.

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,260,468	$—	$—	$9,260,468

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

76	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$51,399	$(51,399)	$—
Mid Cap Equity Fund	85,712	(85,712)	—
Mid Cap Growth Fund	124,682	(124,682)	—
Mid Cap Value Fund	61,634	(61,634)	—
Value Advantage Fund	128,755	(128,755)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended December 31, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Growth Advantage Fund	$2
Mid Cap Equity Fund	1
Mid Cap Growth Fund	3
Mid Cap Value Fund	—(a)
Value Advantage Fund	3

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Growth Advantage Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$269,734	$1,447,294	$1,654,209	$68	$20	$62,907	62,875	$2,704	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	101,108	186,000	242,126	36*	5	45,023	45,010	542*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	12,601	118,809	123,820	—	—	7,590	7,590	96*	—
Total	$383,443	$1,752,103	$2,020,155	$104	$25	$115,520		$3,342	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	77

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Equity Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$96,464	$573,217	$584,099	$— (c)	$26	$85,608	85,566	$1,600	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	7,972	197,000	141,000	18*	3	63,993	63,974	444*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	1,531	106,407	83,789	—	—	24,149	24,149	68*	—
Total	$105,967	$876,624	$808,888	$18	$29	$173,750		$2,112	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Growth Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$260,555	$1,006,443	$1,078,120	$20	$60	$188,958	188,864	$3,608	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	53,864	384,000	325,000	42*	24	112,930	112,896	1,154*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	6,877	211,000	202,452	—	—	15,425	15,425	155*	—
Total	$321,296	$1,601,443	$1,605,572	$62	$84	$317,313		$4,917	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Value Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$515,116	$675,917	$1,177,662	$49	$17	$13,437	13,430	$5,387	$—

78	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

Mid Cap Value Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	$2,200	$10,000	$12,201	$1*	$—(c)	$—	—	$6*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	1,052	82,429	21,167	—	—	62,314	62,314	18*	—
Total	$518,368	$768,346	$1,211,030	$50	$17	$75,751		$5,411	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Value Advantage Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$338,719	$1,443,439	$1,664,518	$51	$16	$117,707	117,648	$2,709	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	47,053	542,000	500,800	40*	8	88,301	88,275	856*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	6,257	247,888	210,771	—	—	43,374	43,374	115*	—
Total	$392,029	$2,233,327	$2,376,089	$91	$24	$249,382		$3,680	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	79

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Growth Advantage Fund
Transfer agency fees	$52	$22	$36	n/a	$1	$1	$—(a)	$2	$38	$152
Mid Cap Equity Fund
Transfer agency fees	7	1	9	n/a	—(a)	n/a	n/a	—(a)	10	27
Mid Cap Growth Fund
Transfer agency fees	98	3	36	n/a	10	1	—(a)	4	52	204
Mid Cap Value Fund
Transfer agency fees	34	1	16	$36	2	1	—(a)	1	41	132
Value Advantage Fund
Transfer agency fees	26	12	22	9	—(a)	1	—(a)	—(a)	21	91

(a)	Amount rounds to less than one thousand.
G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65

80	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

Value Advantage Fund	0.55%
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.F.
B. Administration Fee  — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2022, the effective annualized rate was 0.070% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A , Class C, Class R2 and Class R3 Shares of the Funds, as applicable, Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Growth Advantage Fund	$143	$5
Mid Cap Equity Fund	47	—(a)
Mid Cap Growth Fund	31	—(a)
Mid Cap Value Fund	23	2
Value Advantage Fund	82	4

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	81

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.04%	1.54%	0.79%	n/a	1.30%	1.05%	0.80%	0.65%	0.55%
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74	0.64
Mid Cap Growth Fund	1.14	1.64	0.89	n/a	1.45	1.20	0.95	0.79	0.70
Mid Cap Value Fund	1.14	1.64	0.89	0.75%	1.40	1.15	0.90	0.75	0.65
Value Advantage Fund	1.04	1.54	0.79	0.75	1.30	1.05	0.80	0.65	0.55
The expense limitation agreements were in effect for the six months ended December 31, 2022 and  are in place until at least October 31, 2023.
For the six months ended December 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$3,349	$2,232	$415	$5,996	$1
Mid Cap Equity Fund	1,021	681	9	1,711	2
Mid Cap Growth Fund	1,076	712	986	2,774	—
Mid Cap Value Fund	3,624	2,407	216	6,247	21
Value Advantage Fund	2,550	1,701	240	4,491	21
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2022 were as follows:

Growth Advantage Fund	$138
Mid Cap Equity Fund	71
Mid Cap Growth Fund	155
Mid Cap Value Fund	288
Value Advantage Fund	127
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees  paid to one of the interested Trustees. For the six months ended December 31, 2022, the amount of these reimbursements were as follows:

Growth Advantage Fund	$2
Mid Cap Equity Fund	1

82	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

Mid Cap Growth Fund	$1
Mid Cap Value Fund	2
Value Advantage Fund	2
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$1,914,677	$1,433,149
Mid Cap Equity Fund	763,799	401,223
Mid Cap Growth Fund	1,466,036	1,119,739
Mid Cap Value Fund	907,741	1,316,370
Value Advantage Fund	922,568	1,606,903
During the six months ended December 31, 2022, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$8,597,878	$4,269,171	$658,570	$3,610,601
Mid Cap Equity Fund	2,611,837	720,355	142,166	578,189
Mid Cap Growth Fund	6,777,776	1,563,031	649,825	913,206
Mid Cap Value Fund	9,090,851	5,072,965	500,176	4,572,789
Value Advantage Fund	6,430,012	3,097,500	267,044	2,830,456
At June 30, 2022, the Funds did not have any net capital loss carryforwards.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	83

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the following Funds deferred to July 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)	Late Year Ordinary Loss Deferral
	Short-Term
Growth Advantage Fund	$369,321	$13,144
Mid Cap Equity Fund	22,152	—
Mid Cap Growth Fund	274,491	15,353
Value Advantage Fund	6,581	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2022.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Funds' borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change  in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

84	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

As of December 31, 2022, the Funds had individual shareholders and/or non-affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	12.4%	1	24.0%
Mid Cap Equity Fund	—	—	2	63.5
Mid Cap Growth Fund	—	—	2	30.1
Mid Cap Value Fund	—	—	3	43.4
Value Advantage Fund	—	—	2	26.7
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of December 31, 2022, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:
JPMorgan SmartRetirement Funds
Growth Advantage Fund	15.0%
Value Advantage Fund	20.0
Because Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund invest in Real Estate Investment Trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	85

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$983.90	$5.20	1.04%
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class C
Actual	1,000.00	981.50	7.69	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class I
Actual	1,000.00	984.80	3.95	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R2
Actual	1,000.00	982.30	6.50	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R3
Actual	1,000.00	983.50	5.25	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class R4
Actual	1,000.00	984.80	4.00	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class R5
Actual	1,000.00	985.30	3.25	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R6
Actual	1,000.00	985.90	2.75	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

86	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,048.50	$5.89	1.14%
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	1,046.00	8.46	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	1,049.90	4.60	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R2
Actual	1,000.00	1,047.20	7.17	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R5
Actual	1,000.00	1,050.70	3.82	0.74
Hypothetical	1,000.00	1,021.47	3.77	0.74
Class R6
Actual	1,000.00	1,051.40	3.31	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,040.40	5.86	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	1,037.40	8.42	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	1,041.90	4.58	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R2
Actual	1,000.00	1,038.70	7.45	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class R3
Actual	1,000.00	1,040.10	6.17	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class R4
Actual	1,000.00	1,041.20	4.89	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class R5
Actual	1,000.00	1,042.30	4.07	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,042.50	3.60	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	1,057.00	5.91	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	1,054.40	8.49	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	87

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class I
Actual	$1,000.00	$1,058.40	$4.62	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class L
Actual	1,000.00	1,059.10	3.89	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R2
Actual	1,000.00	1,055.70	7.25	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class R3
Actual	1,000.00	1,057.10	5.96	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class R4
Actual	1,000.00	1,057.90	4.67	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class R5
Actual	1,000.00	1,059.00	3.89	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R6
Actual	1,000.00	1,059.30	3.37	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	1,054.10	5.38	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class C
Actual	1,000.00	1,051.30	7.96	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class I
Actual	1,000.00	1,055.30	4.09	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class L
Actual	1,000.00	1,056.20	3.37	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R2
Actual	1,000.00	1,052.90	6.73	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R3
Actual	1,000.00	1,054.20	5.44	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class R4
Actual	1,000.00	1,055.40	4.14	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class R5
Actual	1,000.00	1,056.20	3.37	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R6
Actual	1,000.00	1,056.90	2.85	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

88	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June 21-22, 2022  and August  9-11, 2022,  at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser.  This information includes the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds  (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)   The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)   The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each of the Funds, including personnel changes, if any;
(iii)  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)  Information about the structure and distribution strategy for each Fund and how it fits with the Trusts’ other fund offerings;
(v)   The administration services provided by the Adviser in its role as Administrator;

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
(vi)  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)  The overall reputation and capabilities of the Adviser and its affiliates;
(viii) The commitment of the Adviser to provide high quality service to the Funds;
(ix)  Their overall confidence in the Adviser’s integrity;
(x)   The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund; and
(xi)  The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in

90	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund and Mid Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees.  In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Funds by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Growth Advantage Fund’s performance for Class A shares was in the third, first and first quintiles of the Peer Group, and in the third, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the second, first and first quintiles of the Peer Group, and in the third, first and first quintiles of the Universe, for the one, three and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class R6 shares was in the second, first and second quintiles of the Peer Group, and in the third, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Mid Cap Equity Fund’s performance for both Class A and Class I shares was in the fourth, first and first quintiles of the Peer Group, and in the fifth, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the fifth, first and first quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Mid Cap Growth Fund’s performance for Class A shares was in the third, second and second quintiles of the Peer Group, and in the fourth, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third, first and first quintiles of the Peer Group, and in the fourth, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the second quintile of the Peer Group, for each of the one-, three- and five-year periods ended December 31, 2021, and in the third, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Mid Cap Value Fund’s performance for Class A shares was in the second, third and third quintiles of the Peer Group, and in the third, fourth and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third, third and fourth quintiles of the Peer Group, for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the third quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class R6 shares was in the second, fourth and third  quintiles of the Peer Group, and in the second, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Value Advantage Fund’s performance for Class A shares was in the second, third and fourth quintiles of the Peer Group, and in the second, fourth, and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the first, third and fourth quintiles of the Peer Group, and in the second, third and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the first, third and third quintiles of the Peer Group, and in the first, third and fourth quintiles of the Universe,  for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund.  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid

92	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fifth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the fourth and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the third and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Value Advantage Fund’s net advisory fee Class A shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the fourth and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	93

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
SAN-MC-1222

Semi-Annual Report
J.P. Morgan Large Cap Funds
December 31, 2022  (Unaudited)
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Equity Premium Income Fund
JPMorgan Hedged Equity Fund
JPMorgan Hedged Equity 2 Fund
JPMorgan Hedged Equity 3 Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Applied Data Science Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Research Enhanced Equity Fund
JPMorgan U.S. Sustainable Leaders Fund
JPMorgan U.S. Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	J.P. Morgan Large Cap Funds	1

J.P. Morgan Large Cap Funds
MARKET OVERVIEW
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
Overall, leading U.S. equity indexes ended the period with positive returns, rebounding from a broad sell-off in August and September. Investors were largely focused on the pace and size of interest rate increases by the U.S. Federal Reserve (the “Fed”), while the highest inflation rate in 40 years, the war in Ukraine and pandemic-related disruptions in China weighed on global financial markets.
During the second half of 2022, the Fed raised interest rates in July, September, November and December, following three increases in the first half of the year. Meanwhile, corporate earnings for the second and third quarters of 2022, generally were better than expected given a cooling economy and slower consumer spending. The U.S. unemployment rate remained historically low, hovering between 3.5% and 3.7% for the six-month period.
Within U.S. equity markets, the energy sector outperformed amid constrained supply from Russia and Europe’s efforts to find alternative sources of petroleum and natural gas. The utilities sector also performed well as investors sought attractive dividend yields and companies less exposed to economic cycles. The real estate sector largely underperformed amid rising interest rates, while changing consumer habits and investor concerns over increased competition weighed on the communication services sector.
Overall, mid cap growth stocks generated the highest U.S. equity returns, while large cap and mid cap value stocks outperformed small cap stocks and large cap growth stocks. For the six month period, the Russell 1000 Index returned 2.30%, the Russell 1000 Value Index returned 6.11% and the Russell 2000 Growth Index returned -1.48%.

2	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan Equity Income Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	7.60%
Russell 1000 Value Index	6.11%
Net Assets as of 12/31/2022 (In Thousands)	$49,150,611
INVESTMENT OBJECTIVE**
The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s underweight position in the communication services sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and health care sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight position in ConocoPhillips, its underweight position in Meta Platforms Inc. and its out-of-Benchmark position in TJX Cos. Shares of ConocoPhillips, an integrated petroleum and natural gas producer, rose after reporting strong earnings and revenue growth as global energy prices remained elevated during the period. Shares of Meta Platforms, parent company of social media platform Facebook, fell after the company issued a lower-than-expected revenue forecast and amid investor concerns about the company’s push into virtual reality entertainment. Shares of TJX, an operator of discount retail apparel and home products chains, rose after reporting consecutive quarters of better-than-expected earnings and amid investor expectations that U.S. consumers would migrate toward lower cost retailers.
Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co., its out-of-Benchmark position in Sysco Corp. and its overweight position in CME Group Inc. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Sysco, a food distribution company, fell after the company reported lower-than-expected earnings for its fiscal first quarter. Shares of CME Group, a financials products exchange operator, fell amid investor concerns about the company’s exposure to cryptocurrencies.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process seeks to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Exxon Mobil Corp.	3.0%
2.	ConocoPhillips	3.0
3.	UnitedHealth Group, Inc.	2.6
4.	Bristol-Myers Squibb Co.	2.5
5.	Raytheon Technologies Corp.	2.5
6.	Air Products and Chemicals, Inc.	2.1
7.	Johnson & Johnson	2.0
8.	Philip Morris International, Inc.	1.9
9.	General Dynamics Corp.	1.9
10.	AbbVie, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	19.8%
Health Care	18.5
Industrials	13.5
Consumer Staples	9.3
Energy	9.0
Information Technology	7.7
Consumer Discretionary	6.6
Utilities	4.6
Materials	3.6
Communication Services	2.3
Real Estate	2.1
Short-Term Investments	3.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Large Cap Funds	3

JPMorgan Equity Income Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		1.84%	(7.27)%	7.50%	10.85%
Without Sales Charge		7.48	(2.12)	8.67	11.44
CLASS C SHARES	November 4, 1997
With CDSC ***		6.23	(3.61)	8.14	11.00
Without CDSC		7.23	(2.61)	8.14	11.00
Class I SHARES	July 2, 1987	7.60	(1.89)	8.95	11.72
Class R2 SHARES	February 28, 2011	7.33	(2.38)	8.39	11.16
Class R3 SHARES	September 9, 2016	7.48	(2.12)	8.68	11.45
Class R4 SHARES	September 9, 2016	7.66	(1.89)	8.95	11.73
Class R5 SHARES	February 28, 2011	7.68	(1.74)	9.11	11.92
Class R6 SHARES	January 31, 2012	7.74	(1.64)	9.21	12.01

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares currently have the same expenses as Class A Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value Index from December 31, 2012 to December 31, 2022. The performance of the
Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	5

JPMorgan Equity Index Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	2.19%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$6,988,622
INVESTMENT OBJECTIVE**
The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the six months ended December 31, 2022, the Fund’s Class I Shares largely performed in line with the Benchmark, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s investment objective and indexing strategy, as the Fund looks to generate returns that are comparable to those of the Benchmark.
Overall, leading U.S. equity indexes provided positive returns for the period, rebounding from a broad sell-off in September that included a 9.34% decline in the S&P 500.
For the six-month period, the energy and industrials sectors were leading contributors to performance for the Fund and the Benchmark, while the communication services and real estate sectors were leading detractors from performance.
HOW WAS THE FUND POSITIONED?
Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	5.9%
2.	Microsoft Corp.	5.4
3.	Amazon.com, Inc.	2.3
4.	Berkshire Hathaway, Inc., Class B	1.7
5.	Alphabet, Inc., Class A	1.6
6.	UnitedHealth Group, Inc.	1.5
7.	Alphabet, Inc., Class C	1.4
8.	Johnson & Johnson	1.4
9.	Exxon Mobil Corp.	1.4
10.	JPMorgan Chase & Co.	1.2

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	25.0%
Health Care	15.4
Financials	11.4
Consumer Discretionary	9.5
Industrials	8.5
Communication Services	7.2
Consumer Staples	7.0
Energy	5.1
Utilities	3.1
Real Estate	2.7
Materials	2.6
Short-Term Investments	2.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		(3.30)%	(22.78)%	7.77%	11.45%
Without Sales Charge		2.05	(18.50)	8.94	12.05
CLASS C SHARES	November 4, 1997
With CDSC ***		0.75	(19.98)	8.29	11.44
Without CDSC		1.75	(18.98)	8.29	11.44
Class I SHARES	July 2, 1991	2.19	(18.30)	9.21	12.33
Class R6 SHARES	September 1, 2016	2.26	(18.17)	9.38	12.44

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund and the S&P 500 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	7

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	5.29%
S&P 500 Index	2.31%
ICE BofAML 3-Month US Treasury Bill Index	1.32%
Net Assets as of 12/31/2022 (In Thousands)	$4,773,022
INVESTMENT OBJECTIVE**
The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed both the S&P 500 Index (the “Benchmark”) and the ICE BofAML 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2022.
The Fund’s security selection and underweight positions in the consumer discretionary and information technology sectors were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the utilities sector were leading detractors from relative performance.
Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight positions in Tesla Inc. and Amazon.com Inc. and its overweight position in O’Reilly Automotive Inc. Shares of Tesla, an electric vehicle manufacturer not held in the Fund, fell amid investor concerns about both weaker delivery volumes and Chief Executive Elon Musk’s controversial decisions as majority owner and chief executive of Twitter Inc. Shares of Amazon.com, an internet retailer and services provider, fell amid a broad decline in large capitalization technology companies. Shares of O’Reilly Automotive, an auto parts retailer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in TC Energy Corp., and its underweight positions in Netflix Inc. and Home Depot Inc. Shares of TC Energy, an oil and natural gas storage and pipelines operator, fell after the company shut down its Keystone Pipeline System following a leak of an estimated half-million gallons of crude oil. Shares of Netflix, an entertainment content and services provider not held in the Fund, rose amid improving subscriber numbers and positive investor response to the company’s advertising initiatives during the period. Shares of Home Depot, a home improvement retail chain not held in the Fund, rose after the company reported better-than-expected results for the third quarter of 2022 and reaffirmed its full-year 2022 forecast.
HOW WAS THE FUND POSITIONED?
The Fund seeks to generate income through a combination of selling options, investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	AbbVie, Inc.	1.6%
2.	Progressive Corp. (The)	1.6
3.	Exxon Mobil Corp.	1.5
4.	UnitedHealth Group, Inc.	1.5
5.	Coca-Cola Co. (The)	1.5
6.	Hershey Co. (The)	1.5
7.	PepsiCo, Inc.	1.4
8.	Honeywell International, Inc.	1.4
9.	Bristol-Myers Squibb Co.	1.4
10.	Eli Lilly & Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	12.2%
Health Care	12.1
Consumer Staples	11.6
Information Technology	10.7
Financials	10.0
Utilities	7.8
Consumer Discretionary	5.6
Communication Services	3.7
Materials	3.3
Energy	2.7
Real Estate	2.6
Other ***	15.1
Short-Term Investments	2.6

8	J.P. Morgan Large Cap Funds	December 31, 2022

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Equity-Linked Notes that are linked to the S&P 500 Index.

December 31, 2022	J.P. Morgan Large Cap Funds	9

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge **		(0.26)%	(9.12)%	6.32%
Without Sales Charge		5.24	(4.11)	7.65
CLASS C SHARES	August 31, 2018
With CDSC ***		3.98	(5.59)	7.12
Without CDSC		4.98	(4.59)	7.12
Class I SHARES	August 31, 2018	5.29	(3.88)	7.90
Class R5 SHARES	August 31, 2018	5.45	(3.73)	8.06
Class R6 SHARES	August 31, 2018	5.43	(3.64)	8.17

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (8/31/18 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2018.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 31, 2018 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	1.80%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$14,686,991
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the financials and the health services & systems sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the retail and basic materials sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co. and its overweight positions in Seagate Technology Holdings PLC and United Parcel Service Inc. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Seagate Technology Holdings, a data storage provider based in Ireland, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter and issued a lower-than-expected earnings forecast for its fiscal second quarter. Shares of United Parcel Service, a package delivery and freight services provider, fell after the company reported lower-than-expected revenue for the third quarter of 2022.
Leading individual contributors to relative performance included the Fund’s overweight positions in Deere & Co. and Lennar Corp., and its underweight position in Intel Corp.
Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings. Shares of Lennar, a homebuilder, rose amid signs of slowing inflation in the U.S. and after reporting better-than-expected earnings and revenue for its fiscal fourth quarter. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.9%
2.	Apple, Inc.	5.8
3.	Amazon.com, Inc.	2.5
4.	S&P 500 Index 3/31/2023 at USD 3,630.00, European Style	2.2
5.	UnitedHealth Group, Inc.	1.9
6.	Alphabet, Inc., Class A	1.9
7.	Exxon Mobil Corp.	1.9
8.	Mastercard, Inc., Class A	1.6
9.	Berkshire Hathaway, Inc., Class B	1.5
10.	AbbVie, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	24.3%
Health Care	15.2
Financials	10.7
Consumer Discretionary	10.6
Industrials	8.8
Communication Services	6.8
Consumer Staples	5.9
Energy	5.1
Utilities	3.1
Real Estate	2.5
Materials	2.5
Call Options Purchased	2.2
Short-Term Investments	2.3

December 31, 2022	J.P. Morgan Large Cap Funds	11

JPMorgan Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge **		(3.65)%	(13.09)%	4.61%	5.92%
Without Sales Charge		1.68	(8.28)	5.74	6.55
CLASS C SHARES	December 13, 2013
With CDSC ***		0.42	(9.74)	5.21	6.09
Without CDSC		1.42	(8.74)	5.21	6.09
Class I SHARES	December 13, 2013	1.80	(8.06)	6.01	6.82
Class R5 SHARES	December 13, 2013	1.88	(7.94)	6.16	7.00
Class R6 SHARES	December 13, 2013	1.93	(7.84)	6.27	7.08

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (12/13/13 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on December 13, 2013.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from December 13, 2013 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	13

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(0.84)%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$4,146,079
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 2 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six  months ended December 31, 2022.
The Fund’s security selection in the financials and the health services & systems sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the retail and basic materials sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co. and its overweight positions in Seagate Technology Holdings PLC and United Parcel Service Inc. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Seagate Technology Holdings, a data storage provider based in Ireland, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter and issued a lower-than-expected earnings forecast for its fiscal second quarter. Shares of United Parcel Service, a package delivery and freight services provider, fell after the company reported lower-than-expected revenue for the third quarter of 2022.
Leading individual contributors to relative performance included the Fund’s overweight positions in Deere & Co. and Lennar Corp., and its underweight position in Intel Corp.
Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings. Shares of Lennar, a homebuilder, rose amid signs of slowing inflation in the U.S. and after reporting better-than-expected earnings and revenue for its fiscal fourth quarter. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.1%
2.	Apple, Inc.	6.0
3.	Amazon.com, Inc.	2.5
4.	UnitedHealth Group, Inc.	2.0
5.	Alphabet, Inc., Class A	2.0
6.	Exxon Mobil Corp.	1.9
7.	Mastercard, Inc., Class A	1.7
8.	Berkshire Hathaway, Inc., Class B	1.6
9.	AbbVie, Inc.	1.5
10.	Alphabet, Inc., Class C	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	25.0%
Health Care	15.5
Financials	11.1
Consumer Discretionary	10.9
Industrials	9.0
Communication Services	6.9
Consumer Staples	6.0
Energy	5.2
Utilities	3.1
Real Estate	2.6
Materials	2.6
Call Options Purchased	0.8
Short-Term Investments	1.3

14	J.P. Morgan Large Cap Funds	December 31, 2022

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Large Cap Funds	15

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge **		(6.07)%	(18.04)%	(3.54)%
Without Sales Charge		(0.89)	(13.48)	(0.68)
CLASS C SHARES	February 26, 2021
With CDSC ***		(2.15)	(14.93)	(1.16)
Without CDSC		(1.15)	(13.93)	(1.16)
Class I SHARES	February 26, 2021	(0.84)	(13.32)	(0.45)
Class R5 SHARES	February 26, 2021	(0.69)	(13.18)	(0.29)
Class R6 SHARES	February 26, 2021	(0.71)	(13.15)	(0.20)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (2/26/21 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 2 Fund and the S&P 500 Index from February 26, 2021 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	0.35%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$2,777,814
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 3 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31. 2022.
The Fund’s security selection in the financials sector and the health services & systems sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the basic materials sector and the pharmaceutical/medical technology sector was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co. and its overweight positions in Seagate Technology Holdings PLC and United Parcel Service Inc. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Seagate Technology Holdings, a data storage provider based in Ireland, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter and issued a lower-than-expected earnings forecast for its fiscal second quarter. Shares of United Parcel Service, a package delivery and freight services provider, fell after the company reported lower-than-expected revenue for the third quarter of 2022.
Leading individual contributors to relative performance included the Fund’s overweight positions in Deere & Co. and Lennar Corp., and its underweight position in Intel Corp. Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings. Shares of Lennar, a homebuilder, rose amid signs of slowing inflation in the U.S. and after reporting better-than-expected earnings and revenue for its fiscal fourth quarter. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.9%
2.	Apple, Inc.	5.8
3.	S&P 500 Index 2/28/2023 at USD 3,855.00, European Style	3.3
4.	Amazon.com, Inc.	2.5
5.	UnitedHealth Group, Inc.	1.9
6.	Alphabet, Inc., Class A	1.9
7.	Exxon Mobil Corp.	1.9
8.	Mastercard, Inc., Class A	1.6
9.	Berkshire Hathaway, Inc., Class B	1.5
10.	AbbVie, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	24.3%
Health Care	15.2
Financials	10.7
Consumer Discretionary	10.7
Industrials	8.7
Communication Services	6.8
Consumer Staples	5.9
Energy	5.1
Call Options Purchased	3.3
Utilities	3.1
Materials	2.6
Real Estate	2.5
Short-Term Investments	1.1

December 31, 2022	J.P. Morgan Large Cap Funds	17

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge **		(5.01)%	(19.18)%	(4.85)%
Without Sales Charge		0.22	(14.68)	(2.03)
CLASS C SHARES	February 26, 2021
With CDSC ***		(1.02)	(16.12)	(2.51)
Without CDSC		(0.02)	(15.12)	(2.51)
Class I SHARES	February 26, 2021	0.35	(14.50)	(1.77)
Class R5 SHARES	February 26, 2021	0.44	(14.35)	(1.62)
Class R6 SHARES	February 26, 2021	0.48	(14.28)	(1.53)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (2/26/21 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 3 Fund and the S&P 500 Index from February 26, 2021 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	19

JPMorgan Large Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I) *	1.93%
Russell 1000 Growth Index	(1.48)%
Net Assets as of 12/31/2022 (In Thousands)	$37,058,370
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection and overweight position in the health care sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials sector was the leading detractor from relative performance. The Fund’s underweight position in the consumer staples sector also detracted from relative performance but the impact was not significant.
Leading individual contributors to relative performance included the Fund’s overweight positions in Deere & Co. and HCA Healthcare Inc., and its out-of-Benchmark position in ConocoPhillips. Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings. Shares of HCA Healthcare, a hospitals and medical services company, rose as investors sought values in the wake of a broad sell-off in hospital operator stocks in the first half of the period. Shares of ConocoPhillips, an integrated petroleum and natural gas producer, rose after reporting strong earnings and revenue growth as global energy prices remained elevated during the period.
Leading individual detractors from relative performance included the Fund’s overweight position in SVB Financial Group and its underweight positions in Broadcom Inc. and Mastercard Inc.
Shares of SVB Financial Group, a regional banking and financial services company, fell after the company reported lower-than-expected revenue for the third quarter of 2022 and amid investor concern about the company’s exposure to the information technology sector. Shares of Broadcom, a semiconductor manufacturer not held in the Fund, rose after the company reported better-than-expected earnings for its fiscal fourth quarter and issued a better-than-expected earnings forecast. Shares of Mastercard, a credit card and financials transactions processor not held in the Fund, rose after the company increased its quarterly dividend and unveiled a $9 billion share repurchase plan.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	8.3%
2.	Microsoft Corp.	6.8
3.	AbbVie, Inc.	3.6
4.	Deere & Co.	3.6
5.	Alphabet, Inc., Class C	3.2
6.	Eli Lilly & Co.	3.1
7.	AutoZone, Inc.	3.0
8.	ConocoPhillips	2.7
9.	Coca-Cola Co. (The)	2.7
10.	McKesson Corp.	2.6

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	29.8%
Health Care	22.0
Consumer Discretionary	13.3
Industrials	7.6
Financials	5.3
Consumer Staples	4.3
Communication Services	3.8
Energy	3.3
Materials	2.3
Short-Term Investments	8.3

20	J.P. Morgan Large Cap Funds	December 31, 2022

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Large Cap Funds	21

JPMorgan Large Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge **		(3.54)%	(29.49)%	12.48%	14.34%
Without Sales Charge		1.80	(25.59)	13.69	14.96
CLASS C SHARES	November 4, 1997
With CDSC ***		0.54	(26.96)	13.13	14.50
Without CDSC		1.54	(25.96)	13.13	14.50
Class I SHARES	February 28, 1992	1.93	(25.41)	13.98	15.20
Class R2 SHARES	November 3, 2008	1.68	(25.78)	13.41	14.67
Class R3 SHARES	September 9, 2016	1.79	(25.59)	13.69	14.94
Class R4 SHARES	September 9, 2016	1.92	(25.40)	13.98	15.20
Class R5 SHARES	April 14, 2009	2.02	(25.28)	14.15	15.40
Class R6 SHARES	November 30, 2010	2.07	(25.21)	14.27	15.50

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan Large Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	7.20%
Russell 1000 Value Index	6.11%
Net Assets as of 12/31/2022 (In Thousands)	$3,449,021
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the consumer discretionary sector and its overweight position in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and utilities sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Cardinal Health Inc., Regeneron Pharmaceuticals Inc. and Royal Caribbean Cruises Ltd. Shares of Cardinal Health, a pharmaceuticals and health care products distributor, rose after the company reported better-than-expected earnings and revenue for its fiscal first quarter. Shares of Regeneron Pharmaceuticals, a drug development company, rose after the company reported positive clinical results for several of its drug candidates. Shares of Royal Caribbean Cruises, a cruise line operator, rose amid positive data from holiday booking trends heading into 2023.
Leading individual detractors from relative performance included the Fund’s underweight position in JP Morgan Chase & Co., and its overweight position in Fidelity National Information Services Inc. and Bristol-Myers Squibb Co. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Fidelity National Information Services, a financial services technology provider, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2022 and lowered its earnings forecast for the full year 2022. Shares of Bristol Myers Squibb, a pharmaceuticals developer, fell after the company reported third quarter 2022 sales were hurt by competition from generic drugs and unfavorable foreign exchange rates.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Bristol-Myers Squibb Co.	3.7%
2.	Wells Fargo & Co.	3.3
3.	Berkshire Hathaway, Inc., Class B	2.9
4.	Charter Communications, Inc., Class A	2.7
5.	Regeneron Pharmaceuticals, Inc.	2.6
6.	Chevron Corp.	2.5
7.	Hess Corp.	2.4
8.	AbbVie, Inc.	2.3
9.	Exxon Mobil Corp.	2.3
10.	Centene Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	18.8%
Health Care	16.9
Industrials	13.1
Energy	10.3
Consumer Staples	7.5
Communication Services	6.6
Materials	5.9
Utilities	5.4
Consumer Discretionary	4.6
Real Estate	4.5
Information Technology	3.5
Short-Term Investments	2.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Large Cap Funds	23

JPMorgan Large Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		1.42%	(5.61)%	6.68%	11.63%
Without Sales Charge		7.03	(0.38)	7.83	12.23
CLASS C SHARES	March 22, 1999
With CDSC ***		5.78	(1.91)	7.29	11.77
Without CDSC		6.78	(0.91)	7.29	11.77
Class I SHARES	March 1, 1991	7.20	(0.14)	8.09	12.45
Class R2 SHARES	November 3, 2008	6.90	(0.65)	7.55	11.93
Class R3 SHARES	October 1, 2018	7.08	(0.40)	7.83	12.23
Class R4 SHARES	October 1, 2018	7.16	(0.11)	8.10	12.46
Class R5 SHARES	May 15, 2006	7.25	0.01	8.27	12.65
Class R6 SHARES	November 30, 2010	7.30	0.11	8.37	12.74

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	25

JPMorgan U.S. Applied Data Science Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	5.98%
Russell 1000 Value Index	6.11%
Net Assets as of 12/31/2022 (In Thousands)	$189,818
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Applied Data Science Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the financials and communication services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and information technology sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and Netflix Inc., and its overweight position in Bristol-Myers Squibb Co. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Netflix, an entertainment content and services provider not held in the Fund, rose amid improving subscriber numbers and positive investor response to the company’s advertising initiatives during the period. Shares of Bristol Myers Squibb, a pharmaceuticals developer, fell after the company reported that third quarter 2022 sales were hurt by competition from generic drugs and unfavorable foreign exchange rates.
Leading individual contributors to relative performance included the Fund’s underweight position in Intel Corp. and its overweight positions in Cigna Corp. and Constellation Energy Co. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains. Shares of Cigna, a health care insurance provider, rose after reporting better-than-expected earnings and revenue for the third quarter of 2022 and reaffirmed its full year 2022 forecast. Shares of Constellation Energy, an electric utility, rose after the company reported better-than-expected revenues during the period and amid investor expectations that the company would benefit from planned federal spending on clean energy projects.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a data science driven investment approach that combines research, data insights and risk management. The portfolio managers utilize proprietary techniques to process, analyze and combine a wide variety of data sources, including a multi-decade history of proprietary fundamental research, company fundamentals and alternative data.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	NextEra Energy, Inc.	2.9%
2.	ConocoPhillips	2.9
3.	Bristol-Myers Squibb Co.	2.4
4.	Eaton Corp. plc	2.3
5.	Coca-Cola Co. (The)	2.2
6.	Prologis, Inc.	2.1
7.	Bank of America Corp.	2.1
8.	Wells Fargo & Co.	2.0
9.	Norfolk Southern Corp.	2.0
10.	Morgan Stanley	2.0

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	19.3%
Health Care	18.0
Industrials	13.3
Energy	8.9
Consumer Staples	7.2
Information Technology	6.8
Utilities	6.4
Communication Services	6.3
Consumer Discretionary	5.6
Real Estate	3.6
Materials	3.5
Short-Term Investments	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

26	J.P. Morgan Large Cap Funds	December 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Large Cap Funds	27

JPMorgan U.S. Applied Data Science Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge **		0.30%	(11.28)%	5.79%	9.55%
Without Sales Charge		5.85	(6.35)	6.94	10.14
CLASS C SHARES	February 19, 2005
With CDSC ***		4.57	(7.79)	6.41	9.70
Without CDSC		5.57	(6.79)	6.41	9.70
Class I SHARES	February 28, 2003	5.98	(6.11)	7.20	10.36
Class R2 SHARES	November 3, 2008	5.67	(6.64)	6.64	9.83
Class R5 SHARES	May 15, 2006	6.04	(6.05)	7.33	10.53
Class R6 SHARES	November 30, 2010	6.09	(5.95)	7.44	10.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Applied Data Science Value Fund and the Russell 1000 Value Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan U.S. Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	1.52%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$19,304,471
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the six  months ended December 31, 2022.
The Fund’s security selection in the commodities sector and its overweight position in the media sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in both the industrial cyclical and pharmaceutical/medical technology sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Truist Financial Corp. and Bristol-Myers Squibb Co., and its underweight position in Netflix Inc. Shares of Truist Financial, a banking and financial services provider, fell after the company reported lower-than-expected revenue for the third quarter of 2022. Shares of Bristol-Myers Squibb, a pharmaceuticals developer, fell after the company reported third quarter 2022 sales were hurt by competition from generic drugs and unfavorable foreign exchange rates. Shares of Netflix, an entertainment content and services provider not held in the Fund, rose amid improving subscriber numbers and positive investor response to the company’s advertising initiatives during the period.
Leading individual contributors to relative performance included the Fund’s overweight positions in Norfolk Southern Co., Deere & Co. and its out-of-Benchmark position in Uber Technologies Inc. Shares of Norfolk Southern, a freight railroad operator, rose as labor negotiations avoided a strike during the period. Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings. Shares of Uber Technologies, a ride hailing services provider, rose after the company reported better-than-expected revenue for the third quarter of 2022 amid growth in its customer base.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.5%
2.	Alphabet, Inc., Class A	4.7
3.	Apple, Inc.	4.5
4.	UnitedHealth Group, Inc.	3.6
5.	AbbVie, Inc.	3.6
6.	NextEra Energy, Inc.	3.5
7.	Amazon.com, Inc.	3.1
8.	Prologis, Inc.	3.0
9.	NXP Semiconductors NV (China)	3.0
10.	Mastercard, Inc., Class A	3.0

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	23.6%
Health Care	15.9
Consumer Discretionary	12.7
Industrials	11.0
Financials	10.9
Communication Services	6.2
Energy	5.1
Utilities	5.0
Materials	3.4
Real Estate	3.0
Consumer Staples	2.5
Short-Term Investments	0.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Large Cap Funds	29

JPMorgan U.S. Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

30	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge **		(3.95)%	(23.43)%	8.82%	12.18%
Without Sales Charge		1.38	(19.18)	10.00	12.78
CLASS C SHARES	September 10, 2001
With CDSC ***		0.08	(20.59)	9.44	12.33
Without CDSC		1.08	(19.59)	9.44	12.33
Class I SHARES	September 10, 2001	1.51	(18.98)	10.27	13.03
Class L SHARES	September 17, 1993	1.52	(18.87)	10.43	13.19
Class R2 SHARES	November 3, 2008	1.27	(19.36)	9.72	12.50
Class R3 SHARES	September 9, 2016	1.39	(19.13)	10.01	12.78
Class R4 SHARES	September 9, 2016	1.51	(18.98)	10.27	13.03
Class R5 SHARES	May 15, 2006	1.58	(18.86)	10.44	13.23
Class R6 SHARES	November 30, 2010	1.63	(18.77)	10.55	13.32

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	31

JPMorgan U.S. GARP Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(1.01)%
Russell 1000 Growth Index	(1.48)%
Net Assets as of 12/31/2022 (In Thousands)	$929,607
INVESTMENT OBJECTIVE**
The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the consumer discretionary and communication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and financials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Netflix Inc., Lowe’s Cos. and Mastercard Inc. Shares of Netflix, an entertainment content and services provider, rose amid improving subscriber numbers and positive investor response to the company’s advertising initiatives during the period. Shares of Lowe’s, a home improvement retail chain, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and raised its earnings forecast. Shares of Mastercard, a credit card and financials transactions processor, rose after the company raised its quarterly dividend and unveiled a $9 billion share repurchase plan.
Leading individual detractors from relative performance included the Fund’s underweight positions in Home Depot Inc. and TJX Cos., and its out-of-Benchmark position in Fedex Corp. Shares of Home Depot, a home improvement retail chain not held in the Fund, rose after the company reported better-than-expected results for the third quarter of 2022 and reaffirmed its full-year 2022 forecast. Shares of TJX, an operator of discount retail apparel and home products chains that was not held in the Fund, rose after reporting consecutive quarters of better-than-expected earnings and amid investor expectations that U.S. consumers would migrate toward lower priced retailers. Shares of Fedex, a parcel delivery company, fell after the company reported lower-than-expected revenue for its first fiscal quarter and forecast lower shipping volumes.
HOW WAS THE FUND POSITIONED?
The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	10.0%
2.	Apple, Inc.	9.5
3.	Amazon.com, Inc.	4.2
4.	Mastercard, Inc., Class A	3.9
5.	UnitedHealth Group, Inc.	2.8
6.	Alphabet, Inc., Class A	2.3
7.	Alphabet, Inc., Class C	2.2
8.	Tesla, Inc.	1.9
9.	Lowe's Cos., Inc.	1.6
10.	Intuit, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	39.8%
Consumer Discretionary	14.2
Health Care	13.8
Industrials	8.3
Communication Services	7.6
Consumer Staples	5.1
Financials	2.6
Real Estate	2.1
Materials	2.1
Energy	1.9
Short-Term Investments	2.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

32	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge **		(6.32)%	(31.56)%	7.15%	12.00%
Without Sales Charge		(1.13)	(27.77)	8.32	12.60
CLASS C SHARES	February 19, 2005
With CDSC ***		(2.38)	(29.13)	7.78	12.16
Without CDSC		(1.38)	(28.13)	7.78	12.16
Class I SHARES	February 28, 2003	(1.01)	(27.60)	8.59	12.89
Class R2 SHARES	November 3, 2008	(1.24)	(27.95)	8.05	12.33
Class R5 SHARES	May 15, 2006	(0.94)	(27.49)	8.75	13.08
Class R6 SHARES	November 2, 2015	(0.89)	(27.41)	8.86	13.15

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	33

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	5.19%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$1,299,770
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s overweight position in the autos & transportation sector and its security selection in the pharmaceutical/medical technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health services & systems sector and the utilities sector was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight position in Tesla Inc., its short position in Intel Corp. and its overweight positions in Deere & Co. Shares of Tesla, an electric vehicle manufacturer not held in the Fund, fell amid investor concerns about both weaker delivery volumes and the Chief Executive Officer, Elon Musk’s controversial decisions as majority owner and chief executive of Twitter Inc. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains. Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings.
Leading individual detractors from relative performance included the Fund’s short position in Omnicom Group Inc. and its overweight positions in Seagate Technology Holdings PLC and Exelon Corp. Shares of Omnicom, a provider of advertising and marketing services, rose late in the period after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Seagate Technology Holdings, a data storage provider based in Ireland, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter and issued a lower-than-expected earnings forecast for its fiscal second quarter. Shares of Exelon, an electric utility, fell after the company reported lower-than-expected earnings for the second quarter of 2022 and investor concerns over winter storm damage.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 124% to 24%.
TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.1%
2.	Apple, Inc.	3.1
3.	Amazon.com, Inc.	2.9
4.	UnitedHealth Group, Inc.	2.9
5.	Mastercard, Inc., Class A	2.7
6.	Exxon Mobil Corp.	2.4
7.	NXP Semiconductors NV (China)	2.4
8.	AbbVie, Inc.	2.3
9.	Alphabet, Inc., Class A	1.7
10.	Thermo Fisher Scientific, Inc.	1.7

34	J.P. Morgan Large Cap Funds	December 31, 2022

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Omnicom Group, Inc.	3.0%
2.	General Electric Co.	2.3
3.	Boeing Co. (The)	2.1
4.	Johnson Controls International plc	2.0
5.	Hewlett Packard Enterprise Co.	1.9
6.	Applied Materials, Inc.	1.9
7.	Kroger Co. (The)	1.9
8.	Moderna, Inc.	1.8
9.	CH Robinson Worldwide, Inc.	1.7
10.	3M Co.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	23.0%
Health Care	15.9
Industrials	13.1
Consumer Discretionary	10.2
Financials	9.4
Communication Services	7.0
Consumer Staples	5.9
Energy	5.4
Utilities	3.7
Materials	2.9
Real Estate	2.2
Short-Term Investments	1.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	24.3%
Information Technology	14.4
Financials	12.5
Communication Services	8.8
Consumer Staples	8.2
Health Care	7.4
Utilities	7.1
Consumer Discretionary	7.0
Real Estate	4.1
Energy	3.5
Materials	2.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Large Cap Funds	35

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge **		(0.46)%	(22.94)%	8.40%	11.92%
Without Sales Charge		5.06	(18.67)	9.58	12.53
CLASS C SHARES	November 1, 2005
With CDSC ***		3.79	(20.09)	9.03	12.07
Without CDSC		4.79	(19.09)	9.03	12.07
Class I SHARES	November 1, 2005	5.19	(18.50)	9.85	12.81
Class R2 SHARES	November 3, 2008	4.89	(18.95)	9.19	12.19
Class R5 SHARES	May 15, 2006	5.18	(18.45)	9.90	12.94
Class R6 SHARES	November 1, 2017	5.28	(18.39)	10.01	13.00

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

36	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	2.09%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$6,562,320
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Benchmark for the six months ended December 31, 2022.
The Fund’s security selection in the financials and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and consumer discretionary sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and Starbucks Corp., and its overweight position in Seagate Technology Holdings. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Starbucks, a beverages and food retailer not held in the Fund, rose later in the period after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter, as well as growth in comparable store sales. Shares of Seagate Technology Holdings, a data storage provider based in Ireland, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter and issued a lower-than-expected earnings forecast for its fiscal second quarter.
Leading individual contributors to relative performance included the Fund’s overweight positions in Lowe’s Cos. and Deere & Co.  and its underweight position in Intel Corp. Shares of Lowe’s, a home improvement retail chain, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and raised its earnings forecast. Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.1%
2.	Apple, Inc.	6.0
3.	Amazon.com, Inc.	2.5
4.	UnitedHealth Group, Inc.	2.0
5.	Alphabet, Inc., Class A	2.0
6.	Exxon Mobil Corp.	1.9
7.	Mastercard, Inc., Class A	1.7
8.	Berkshire Hathaway, Inc., Class B	1.6
9.	AbbVie, Inc.	1.5
10.	Alphabet, Inc., Class C	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	25.2%
Health Care	15.7
Financials	11.3
Consumer Discretionary	10.9
Industrials	9.1
Communication Services	6.9
Consumer Staples	6.3
Energy	5.2
Utilities	3.2
Real Estate	2.6
Materials	2.6
Short-Term Investments	1.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Large Cap Funds	37

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

38	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge **		(3.37)%	(22.66)%	8.38%	11.51%
Without Sales Charge		1.98	(18.36)	9.56	12.11
Class I SHARES	September 10, 2001	2.09	(18.16)	9.84	12.39
Class R6 SHARES	March 24, 2003	2.18	(18.05)	9.96	12.57

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	39

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	2.92%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$166,342
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark. The Fund had no holdings in the energy sector, which was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the materials sector also detracted from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in TJX Cos. and Deere & Co. and its underweight position in Tesla Inc. Shares of TJX, an operator of discount retail apparel and home products chains, rose after reporting consecutive quarters of better-than-expected earnings and amid investor expectations that U.S. consumers would migrate toward lower cost retailers. Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings. Shares of Tesla, an electric vehicle manufacturer, fell amid investor concerns about both weaker delivery volumes and Chief Executive Elon Musk’s controversial decisions as majority owner and chief executive of Twitter Inc.
Leading individual detractors from relative performance relative included the Fund’s overweight positions in Ball Corp., SVB Financial Group and Iqvia Holdings Inc. Shares of Ball, a metal and glass container manufacturer, fell amid slowing demand for its products and consecutive quarters of lower-than-expected earnings. Shares of SVB Financial Group, a regional banking and financial services company, fell after the company reported lower-than-expected revenue for the third quarter of 2022 and amid investor concern about the company’s exposure to the information technology sector. Shares of Iqvia Holdings, a medical technology and research services provider, fell amid investor concerns about potential U.S. drug pricing legislation and expectations for reduced research and development spending in the health care sector.
HOW WAS THE FUND POSITIONED?
During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.0%
2.	Apple, Inc.	5.2
3.	Mastercard, Inc., Class A	3.6
4.	Alphabet, Inc., Class A	3.3
5.	UnitedHealth Group, Inc.	3.1
6.	Merck & Co., Inc.	2.7
7.	Thermo Fisher Scientific, Inc.	2.6
8.	Boston Scientific Corp.	2.5
9.	Costco Wholesale Corp.	2.3
10.	Bank of America Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.0%
Health Care	18.6
Financials	14.0
Industrials	10.5
Consumer Discretionary	8.6
Communication Services	6.9
Utilities	4.0
Consumer Staples	4.0
Real Estate	3.4
Materials	3.1
Short-Term Investments	0.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

40	J.P. Morgan Large Cap Funds	December 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Large Cap Funds	41

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge **		(2.58)%	(25.51)%	7.43%	11.26%
Without Sales Charge		2.81	(21.38)	8.60	11.86
CLASS C SHARES	February 19, 2005
With CDSC ***		1.52	(22.78)	8.05	11.42
Without CDSC		2.52	(21.78)	8.05	11.42
Class I SHARES	February 28, 2003	2.92	(21.20)	8.87	12.14
Class R6 SHARES	September 30, 2020	2.95	(21.15)	8.89	12.16

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

42	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan U.S. Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	8.48%
Russell 1000 Value Index	6.11%
Net Assets as of 12/31/2022 (In Thousands)	$3,885,976
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the information technology sector and its underweight position in the communication services sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrials and financials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight position in ConocoPhillips, its out-of-Benchmark position in TJX Cos. and its underweight position in Verizon Communications Inc. Shares of ConocoPhillips, an integrated petroleum and natural gas producer, rose after reporting strong earnings and revenue growth as global energy prices remained elevated during the period. Shares of TJX, an operator of discount retail apparel and home products chains, rose after reporting consecutive quarters of better-than-expected earnings and amid investor expectations that U.S. consumers would migrate toward lower cost retailers. Shares of Verizon Communications, an integrated telecommunications services provider, fell amid increased competition and lower-than-expected subscriptions during the period.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and Gilead Sciences Inc., and its overweight position in Bristol-Myers Squibb Co. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Gilead Sciences, a pharmaceuticals developer not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and raised its forecast for the full year. Shares of Bristol Myers Squibb, a pharmaceuticals developer, fell after the company reported third quarter 2022 sales were hurt by competition from generic drugs and unfavorable foreign exchange rates.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Exxon Mobil Corp.	2.7%
2.	ConocoPhillips	2.7
3.	Wells Fargo & Co.	2.2
4.	Bristol-Myers Squibb Co.	2.1
5.	UnitedHealth Group, Inc.	2.0
6.	BlackRock, Inc.	1.9
7.	Berkshire Hathaway, Inc., Class B	1.9
8.	Johnson & Johnson	1.8
9.	Raytheon Technologies Corp.	1.8
10.	Morgan Stanley	1.7

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	22.8%
Health Care	18.4
Industrials	11.1
Consumer Discretionary	9.1
Energy	8.5
Information Technology	6.5
Consumer Staples	6.0
Materials	4.5
Communication Services	4.1
Utilities	3.9
Real Estate	1.2
Short-Term Investments	3.9

December 31, 2022	J.P. Morgan Large Cap Funds	43

JPMorgan U.S. Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

44	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge **		2.78%	(7.68)%	7.58%	11.18%
Without Sales Charge		8.48	(2.56)	8.74	11.78
CLASS C SHARES	January 2, 1998
With CDSC ***		7.20	(4.06)	8.20	11.33
Without CDSC		8.20	(3.06)	8.20	11.33
Class I SHARES	January 25, 1996	8.62	(2.33)	9.02	12.06
Class R2 SHARES	November 2, 2015	8.34	(2.80)	8.47	11.58
Class R3 SHARES	July 31, 2017	8.49	(2.56)	8.75	11.79
Class R4 SHARES	July 31, 2017	8.62	(2.33)	9.02	12.06
Class R5 SHARES	November 2, 2015	8.70	(2.18)	9.18	12.19
Class R6 SHARES	November 2, 2015	8.76	(2.08)	9.29	12.26

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

December 31, 2022	J.P. Morgan Large Cap Funds	45

JPMorgan U.S. Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

46	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Aerospace & Defense — 5.4%
General Dynamics Corp.	3,782	938,236
Northrop Grumman Corp.	880	480,204
Raytheon Technologies Corp.	12,225	1,233,790
		2,652,230
Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B	4,663	810,664
Banks — 6.4%
Bank of America Corp.	27,292	903,905
Citigroup, Inc.	6,947	314,206
PNC Financial Services Group, Inc. (The)	3,584	566,063
Truist Financial Corp.	7,966	342,759
US Bancorp	12,023	524,329
Wells Fargo & Co.	11,561	477,362
		3,128,624
Beverages — 2.0%
Coca-Cola Co. (The)	8,061	512,735
PepsiCo, Inc.	2,626	474,436
		987,171
Biotechnology — 2.5%
AbbVie, Inc.	5,677	917,423
Amgen, Inc.	1,114	292,677
		1,210,100
Capital Markets — 6.6%
BlackRock, Inc.	1,263	895,418
Charles Schwab Corp. (The)	5,954	495,716
CME Group, Inc.	3,559	598,469
Morgan Stanley	9,717	826,109
Northern Trust Corp.	1,439	127,319
T. Rowe Price Group, Inc. (a)	2,594	282,890
		3,225,921
Chemicals — 3.6%
Air Products and Chemicals, Inc.	3,418	1,053,664
PPG Industries, Inc.	5,648	710,115
		1,763,779
Commercial Services & Supplies — 0.6%
Republic Services, Inc.	2,150	277,374
Consumer Finance — 1.8%
American Express Co.	3,716	549,127
Capital One Financial Corp.	3,492	324,581
		873,708
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	7,991	314,856
Electric Utilities — 2.7%
NextEra Energy, Inc.	9,549	798,322
Xcel Energy, Inc.	7,395	518,458
		1,316,780
Electrical Equipment — 1.1%
Eaton Corp. plc	3,481	546,328
Electronic Equipment, Instruments & Components — 0.6%
Corning, Inc.	9,766	311,940
Equity Real Estate Investment Trusts (REITs) — 2.1%
Alexandria Real Estate Equities, Inc.	1,118	162,937
AvalonBay Communities, Inc.	1,176	189,926
Boston Properties, Inc.	1,862	125,835
Prologis, Inc.	3,171	357,415
Ventas, Inc.	4,055	182,689
		1,018,802
Food & Staples Retailing — 2.7%
Sysco Corp.	8,986	686,989
Walmart, Inc.	4,419	626,536
		1,313,525
Food Products — 1.4%
Mondelez International, Inc., Class A	10,197	679,624
Health Care Equipment & Supplies — 3.0%
Abbott Laboratories	3,808	418,105
Becton Dickinson and Co.	1,694	430,708
Medtronic plc	8,366	650,179
		1,498,992
Health Care Providers & Services — 6.2%
AmerisourceBergen Corp.	2,107	349,184
Cigna Corp.	1,908	632,063
CVS Health Corp.	8,320	775,352
UnitedHealth Group, Inc.	2,450	1,298,972
		3,055,571
Hotels, Restaurants & Leisure — 2.3%
McDonald's Corp.	2,645	697,070
Starbucks Corp.	4,478	444,155
		1,141,225
Household Products — 1.3%
Procter & Gamble Co. (The)	4,312	653,521
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	47

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — 5.1%
Arthur J Gallagher & Co.	2,214	417,422
Chubb Ltd.	2,899	639,516
Hartford Financial Services Group, Inc. (The)	5,417	410,792
Marsh & McLennan Cos., Inc.	1,121	185,466
MetLife, Inc.	6,768	489,802
Progressive Corp. (The)	2,911	377,611
		2,520,609
IT Services — 1.2%
Accenture plc, Class A	753	201,069
International Business Machines Corp.	2,783	392,083
		593,152
Machinery — 3.5%
Deere & Co.	1,414	606,290
Dover Corp.	5,049	683,655
Parker-Hannifin Corp.	1,517	441,561
		1,731,506
Media — 1.7%
Comcast Corp., Class A	23,644	826,840
Multi-Utilities — 1.9%
CMS Energy Corp.	5,325	337,197
Dominion Energy, Inc.	4,976	305,151
Public Service Enterprise Group, Inc.	4,809	294,655
		937,003
Oil, Gas & Consumable Fuels — 9.0%
Chevron Corp.	3,296	591,582
ConocoPhillips	12,467	1,471,052
EOG Resources, Inc.	6,679	865,073
Exxon Mobil Corp.	13,430	1,481,385
		4,409,092
Pharmaceuticals — 6.8%
Bristol-Myers Squibb Co.	17,345	1,248,012
Eli Lilly & Co.	1,126	412,029
Johnson & Johnson	5,581	985,810
Merck & Co., Inc.	2,086	231,429
Pfizer, Inc.	8,849	453,423
		3,330,703
Road & Rail — 1.3%
Norfolk Southern Corp.	2,628	647,464
Semiconductors & Semiconductor Equipment — 4.2%
Analog Devices, Inc.	5,536	908,064
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Lam Research Corp.	321	135,032
NXP Semiconductors NV (China)	3,126	493,998
Texas Instruments, Inc.	3,087	509,953
		2,047,047
Software — 1.0%
Microsoft Corp.	2,090	501,178
Specialty Retail — 4.4%
Advance Auto Parts, Inc.	2,450	360,301
Best Buy Co., Inc.	3,615	289,922
Home Depot, Inc. (The)	2,248	709,962
TJX Cos., Inc. (The)	9,813	781,143
		2,141,328
Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.	1,029	133,647
Seagate Technology Holdings plc	4,102	215,806
		349,453
Tobacco — 1.9%
Philip Morris International, Inc.	9,319	943,206
Total Common Stocks (Cost $33,596,290)		47,759,316
Short-Term Investments — 3.0%
Investment Companies — 2.7%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $1,347,993)	1,347,735	1,348,409
Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	99,970	100,000
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	26,578	26,578
Total Investment of Cash Collateral from Securities Loaned (Cost $126,578)		126,578
Total Short-Term Investments (Cost $1,474,571)		1,474,987
Total Investments — 100.2% (Cost $35,070,861)		49,234,303
Liabilities in Excess of Other Assets — (0.2)%		(83,692)
NET ASSETS — 100.0%		49,150,611

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $121,519.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	49

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.4%
Aerospace & Defense — 1.9%
Boeing Co. (The) *	121	23,069
General Dynamics Corp.	49	12,074
Howmet Aerospace, Inc.	80	3,137
Huntington Ingalls Industries, Inc.	9	1,990
L3Harris Technologies, Inc.	41	8,570
Lockheed Martin Corp.	50	24,529
Northrop Grumman Corp.	31	17,064
Raytheon Technologies Corp.	318	32,071
Textron, Inc.	45	3,195
TransDigm Group, Inc.	11	7,031
		132,730
Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.	25	2,330
Expeditors International of Washington, Inc. (a)	34	3,575
FedEx Corp.	52	8,963
United Parcel Service, Inc., Class B	158	27,426
		42,294
Airlines — 0.2%
Alaska Air Group, Inc. *	27	1,177
American Airlines Group, Inc. * (a)	141	1,787
Delta Air Lines, Inc. *	139	4,555
Southwest Airlines Co. *	128	4,322
United Airlines Holdings, Inc. *	71	2,664
		14,505
Auto Components — 0.1%
Aptiv plc *	58	5,455
BorgWarner, Inc. (a)	51	2,037
		7,492
Automobiles — 1.3%
Ford Motor Co.	854	9,930
General Motors Co.	307	10,331
Tesla, Inc. *	580	71,471
		91,732
Banks — 3.8%
Bank of America Corp.	1,509	49,970
Citigroup, Inc.	419	18,937
Citizens Financial Group, Inc.	106	4,192
Comerica, Inc.	28	1,892
Fifth Third Bancorp	148	4,868
First Republic Bank	40	4,820
Huntington Bancshares, Inc.	312	4,398
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
JPMorgan Chase & Co. (b)	634	85,029
KeyCorp	202	3,513
M&T Bank Corp.	37	5,413
PNC Financial Services Group, Inc. (The)	87	13,770
Regions Financial Corp.	202	4,355
Signature Bank	14	1,567
SVB Financial Group *	13	2,940
Truist Financial Corp.	287	12,341
US Bancorp	292	12,747
Wells Fargo & Co.	824	34,011
Zions Bancorp NA	32	1,590
		266,353
Beverages — 1.9%
Brown-Forman Corp., Class B	39	2,596
Coca-Cola Co. (The)	841	53,518
Constellation Brands, Inc., Class A	35	8,132
Keurig Dr Pepper, Inc.	184	6,551
Molson Coors Beverage Co., Class B	41	2,094
Monster Beverage Corp. *	82	8,359
PepsiCo, Inc.	298	53,804
		135,054
Biotechnology — 2.5%
AbbVie, Inc.	382	61,782
Amgen, Inc.	115	30,294
Biogen, Inc. *	31	8,620
Gilead Sciences, Inc.	271	23,277
Incyte Corp. *	40	3,206
Moderna, Inc. *	72	12,829
Regeneron Pharmaceuticals, Inc. *	23	16,701
Vertex Pharmaceuticals, Inc. *	56	16,024
		172,733
Building Products — 0.4%
A O Smith Corp.	27	1,570
Allegion plc	19	1,999
Carrier Global Corp.	181	7,457
Johnson Controls International plc	149	9,528
Masco Corp.	49	2,275
Trane Technologies plc	50	8,368
		31,197
Capital Markets — 3.1%
Ameriprise Financial, Inc.	23	7,163
Bank of New York Mellon Corp. (The)	159	7,238
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Equity Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Capital Markets — continued
BlackRock, Inc.	33	23,008
Cboe Global Markets, Inc.	23	2,877
Charles Schwab Corp. (The)	330	27,453
CME Group, Inc.	78	13,076
FactSet Research Systems, Inc.	8	3,304
Franklin Resources, Inc. (a)	62	1,620
Goldman Sachs Group, Inc. (The)	73	25,136
Intercontinental Exchange, Inc.	121	12,387
Invesco Ltd.	98	1,769
MarketAxess Holdings, Inc.	8	2,269
Moody's Corp.	34	9,489
Morgan Stanley	285	24,228
MSCI, Inc.	17	8,040
Nasdaq, Inc.	73	4,496
Northern Trust Corp.	45	3,987
Raymond James Financial, Inc.	42	4,472
S&P Global, Inc.	72	24,110
State Street Corp.	79	6,153
T. Rowe Price Group, Inc. (a)	48	5,268
		217,543
Chemicals — 1.9%
Air Products and Chemicals, Inc.	48	14,780
Albemarle Corp.	25	5,492
Celanese Corp.	22	2,205
CF Industries Holdings, Inc.	42	3,613
Corteva, Inc.	154	9,079
Dow, Inc.	152	7,666
DuPont de Nemours, Inc.	107	7,370
Eastman Chemical Co.	26	2,113
Ecolab, Inc.	54	7,797
FMC Corp.	27	3,398
International Flavors & Fragrances, Inc.	55	5,778
Linde plc (United Kingdom)	107	34,859
LyondellBasell Industries NV, Class A	55	4,559
Mosaic Co. (The)	74	3,229
PPG Industries, Inc.	51	6,388
Sherwin-Williams Co. (The)	51	12,098
		130,424
Commercial Services & Supplies — 0.5%
Cintas Corp.	19	8,426
Copart, Inc. *	93	5,641
Republic Services, Inc.	44	5,727
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Rollins, Inc.	50	1,828
Waste Management, Inc.	81	12,668
		34,290
Communications Equipment — 0.9%
Arista Networks, Inc. *	53	6,493
Cisco Systems, Inc.	888	42,284
F5, Inc. *	13	1,857
Juniper Networks, Inc.	70	2,242
Motorola Solutions, Inc.	36	9,315
		62,191
Construction & Engineering — 0.1%
Quanta Services, Inc.	31	4,402
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	13	4,536
Vulcan Materials Co.	29	5,031
		9,567
Consumer Finance — 0.5%
American Express Co.	129	19,093
Capital One Financial Corp.	83	7,670
Discover Financial Services	59	5,778
Synchrony Financial	97	3,201
		35,742
Containers & Packaging — 0.3%
Amcor plc	322	3,834
Avery Dennison Corp.	17	3,168
Ball Corp.	68	3,470
International Paper Co.	77	2,662
Packaging Corp. of America	20	2,559
Sealed Air Corp.	31	1,560
WestRock Co.	55	1,933
		19,186
Distributors — 0.2%
Genuine Parts Co.	31	5,287
LKQ Corp.	55	2,931
Pool Corp.	8	2,552
		10,770
Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc., Class B *	390	120,309
Diversified Telecommunication Services — 0.9%
AT&T, Inc.	1,540	28,363
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Equity Funds	51

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — continued
Lumen Technologies, Inc. (a)	206	1,074
Verizon Communications, Inc.	908	35,770
		65,207
Electric Utilities — 2.1%
Alliant Energy Corp.	54	2,996
American Electric Power Co., Inc.	111	10,547
Constellation Energy Corp.	71	6,094
Duke Energy Corp.	167	17,144
Edison International	83	5,252
Entergy Corp.	44	4,948
Evergy, Inc.	50	3,122
Eversource Energy	75	6,313
Exelon Corp.	215	9,287
FirstEnergy Corp.	117	4,924
NextEra Energy, Inc.	430	35,912
NRG Energy, Inc.	50	1,585
PG&E Corp. * (a)	348	5,659
Pinnacle West Capital Corp.	24	1,860
PPL Corp.	159	4,651
Southern Co. (The)	235	16,805
Xcel Energy, Inc.	118	8,294
		145,393
Electrical Equipment — 0.6%
AMETEK, Inc.	49	6,936
Eaton Corp. plc	86	13,493
Emerson Electric Co.	128	12,279
Generac Holdings, Inc. *	14	1,379
Rockwell Automation, Inc.	25	6,394
		40,481
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	129	9,795
CDW Corp.	29	5,226
Corning, Inc.	165	5,256
Keysight Technologies, Inc. *	39	6,612
TE Connectivity Ltd. (Switzerland)	69	7,894
Teledyne Technologies, Inc. *	10	4,052
Trimble, Inc. *	53	2,695
Zebra Technologies Corp., Class A *	11	2,862
		44,392
Energy Equipment & Services — 0.4%
Baker Hughes Co.	216	6,393
INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — continued
Halliburton Co.	196	7,724
Schlumberger Ltd.	307	16,387
		30,504
Entertainment — 1.3%
Activision Blizzard, Inc.	154	11,785
Electronic Arts, Inc.	57	6,927
Live Nation Entertainment, Inc. *	31	2,153
Netflix, Inc. *	96	28,367
Take-Two Interactive Software, Inc. *	34	3,551
Walt Disney Co. (The) *	394	34,239
Warner Bros Discovery, Inc. *	478	4,529
		91,551
Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.	32	4,702
American Tower Corp.	101	21,324
AvalonBay Communities, Inc.	30	4,884
Boston Properties, Inc. (a)	31	2,084
Camden Property Trust	23	2,576
Crown Castle, Inc.	94	12,698
Digital Realty Trust, Inc.	62	6,232
Equinix, Inc.	20	13,103
Equity Residential	73	4,338
Essex Property Trust, Inc.	14	2,966
Extra Space Storage, Inc.	29	4,261
Federal Realty Investment Trust (a)	16	1,596
Healthpeak Properties, Inc.	116	2,913
Host Hotels & Resorts, Inc.	155	2,481
Invitation Homes, Inc.	126	3,722
Iron Mountain, Inc. (a)	63	3,133
Kimco Realty Corp.	134	2,832
Mid-America Apartment Communities, Inc.	25	3,919
Prologis, Inc.	199	22,494
Public Storage	34	9,574
Realty Income Corp. (a)	136	8,599
Regency Centers Corp.	33	2,081
SBA Communications Corp.	23	6,542
Simon Property Group, Inc.	71	8,303
UDR, Inc.	66	2,562
Ventas, Inc.	86	3,893
VICI Properties, Inc.	208	6,745
Vornado Realty Trust (a)	35	725
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Equity Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Welltower, Inc.	102	6,696
Weyerhaeuser Co.	159	4,932
		182,910
Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	96	43,677
Kroger Co. (The)	141	6,277
Sysco Corp.	109	8,375
Walgreens Boots Alliance, Inc.	155	5,797
Walmart, Inc.	305	43,261
		107,387
Food Products — 1.2%
Archer-Daniels-Midland Co.	119	11,026
Campbell Soup Co.	43	2,464
Conagra Brands, Inc.	104	4,009
General Mills, Inc. (a)	128	10,758
Hershey Co. (The)	32	7,357
Hormel Foods Corp.	63	2,851
JM Smucker Co. (The)	23	3,650
Kellogg Co. (a)	55	3,942
Kraft Heinz Co. (The)	172	7,007
Lamb Weston Holdings, Inc.	31	2,778
McCormick & Co., Inc. (Non-Voting) (a)	54	4,490
Mondelez International, Inc., Class A	295	19,676
Tyson Foods, Inc., Class A	63	3,897
		83,905
Gas Utilities — 0.0% ^
Atmos Energy Corp.	30	3,389
Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	377	41,381
Align Technology, Inc. *	16	3,312
Baxter International, Inc.	109	5,555
Becton Dickinson and Co.	62	15,678
Boston Scientific Corp. *	310	14,326
Cooper Cos., Inc. (The)	11	3,527
DENTSPLY SIRONA, Inc.	46	1,479
Dexcom, Inc. *	83	9,455
Edwards Lifesciences Corp. *	134	9,972
Hologic, Inc. *	54	4,037
IDEXX Laboratories, Inc. *	18	7,304
Intuitive Surgical, Inc. *	76	20,270
Medtronic plc	287	22,331
ResMed, Inc.	32	6,590
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
STERIS plc	21	3,985
Stryker Corp.	73	17,801
Teleflex, Inc.	10	2,531
Zimmer Biomet Holdings, Inc.	45	5,784
		195,318
Health Care Providers & Services — 3.7%
AmerisourceBergen Corp.	35	5,801
Cardinal Health, Inc.	57	4,356
Centene Corp. *	122	10,039
Cigna Corp.	66	21,898
CVS Health Corp.	284	26,470
DaVita, Inc. *	12	887
Elevance Health, Inc.	52	26,483
HCA Healthcare, Inc.	46	10,999
Henry Schein, Inc. *	29	2,340
Humana, Inc.	27	14,017
Laboratory Corp. of America Holdings	19	4,510
McKesson Corp.	31	11,498
Molina Healthcare, Inc. *	13	4,169
Quest Diagnostics, Inc.	24	3,851
UnitedHealth Group, Inc.	202	107,085
Universal Health Services, Inc., Class B	14	1,954
		256,357
Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc. *	8	16,898
Caesars Entertainment, Inc. *	46	1,930
Carnival Corp. * (a)	217	1,745
Chipotle Mexican Grill, Inc. *	6	8,314
Darden Restaurants, Inc.	27	3,660
Domino's Pizza, Inc.	8	2,651
Expedia Group, Inc. *	33	2,851
Hilton Worldwide Holdings, Inc.	59	7,387
Las Vegas Sands Corp. * (a)	71	3,414
Marriott International, Inc., Class A	58	8,660
McDonald's Corp.	158	41,724
MGM Resorts International	69	2,310
Norwegian Cruise Line Holdings Ltd. * (a)	91	1,115
Royal Caribbean Cruises Ltd. *	47	2,345
Starbucks Corp.	248	24,616
Wynn Resorts Ltd. *	22	1,838
Yum! Brands, Inc.	61	7,799
		139,257
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Equity Funds	53

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 0.3%
DR Horton, Inc. (a)	68	6,031
Garmin Ltd.	33	3,059
Lennar Corp., Class A	55	4,984
Mohawk Industries, Inc. *	11	1,165
Newell Brands, Inc.	81	1,064
NVR, Inc. *	1	2,994
PulteGroup, Inc.	49	2,242
Whirlpool Corp.	12	1,666
		23,205
Household Products — 1.6%
Church & Dwight Co., Inc.	53	4,249
Clorox Co. (The)	27	3,743
Colgate-Palmolive Co.	180	14,225
Kimberly-Clark Corp.	73	9,904
Procter & Gamble Co. (The)	512	77,638
		109,759
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	144	4,153
Industrial Conglomerates — 0.9%
3M Co.	120	14,329
General Electric Co.	236	19,791
Honeywell International, Inc.	145	31,146
		65,266
Insurance — 2.4%
Aflac, Inc.	122	8,799
Allstate Corp. (The)	57	7,774
American International Group, Inc.	161	10,157
Aon plc, Class A	45	13,421
Arch Capital Group Ltd. *	80	5,020
Arthur J Gallagher & Co.	46	8,593
Assurant, Inc.	11	1,428
Brown & Brown, Inc.	51	2,895
Chubb Ltd.	90	19,792
Cincinnati Financial Corp.	34	3,479
Everest Re Group Ltd.	8	2,804
Globe Life, Inc.	20	2,357
Hartford Financial Services Group, Inc. (The)	69	5,214
Lincoln National Corp.	33	1,023
Loews Corp.	43	2,485
Marsh & McLennan Cos., Inc.	107	17,743
MetLife, Inc.	142	10,311
Principal Financial Group, Inc. (a)	49	4,128
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Progressive Corp. (The)	126	16,405
Prudential Financial, Inc.	80	7,912
Travelers Cos., Inc. (The)	51	9,498
Willis Towers Watson plc	23	5,723
WR Berkley Corp.	44	3,207
		170,168
Interactive Media & Services — 4.0%
Alphabet, Inc., Class A *	1,291	113,921
Alphabet, Inc., Class C *	1,145	101,558
Match Group, Inc. *	60	2,505
Meta Platforms, Inc., Class A *	486	58,497
		276,481
Internet & Direct Marketing Retail — 2.4%
Amazon.com, Inc. *	1,919	161,162
eBay, Inc.	117	4,865
Etsy, Inc. *	27	3,255
		169,282
IT Services — 4.4%
Accenture plc, Class A	136	36,345
Akamai Technologies, Inc. *	34	2,866
Automatic Data Processing, Inc.	90	21,419
Broadridge Financial Solutions, Inc.	25	3,411
Cognizant Technology Solutions Corp., Class A	111	6,354
DXC Technology Co. *	50	1,318
EPAM Systems, Inc. *	12	4,075
Fidelity National Information Services, Inc.	128	8,703
Fiserv, Inc. *	137	13,874
FleetCor Technologies, Inc. *	16	2,928
Gartner, Inc. *	17	5,742
Global Payments, Inc.	59	5,806
International Business Machines Corp.	196	27,536
Jack Henry & Associates, Inc.	16	2,768
Mastercard, Inc., Class A	184	63,810
Paychex, Inc.	69	8,013
PayPal Holdings, Inc. *	246	17,551
VeriSign, Inc. *	20	4,096
Visa, Inc., Class A (a)	353	73,431
		310,046
Leisure Products — 0.0% ^
Hasbro, Inc.	28	1,712
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Equity Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Life Sciences Tools & Services — 1.9%
Agilent Technologies, Inc.	64	9,577
Bio-Rad Laboratories, Inc., Class A *	5	1,957
Bio-Techne Corp.	34	2,812
Charles River Laboratories International, Inc. *	11	2,396
Danaher Corp.	141	37,591
Illumina, Inc. *	34	6,875
IQVIA Holdings, Inc. *	40	8,227
Mettler-Toledo International, Inc. *	5	6,966
PerkinElmer, Inc.	27	3,826
Thermo Fisher Scientific, Inc.	85	46,688
Waters Corp. *	13	4,399
West Pharmaceutical Services, Inc.	16	3,767
		135,081
Machinery — 1.9%
Caterpillar, Inc.	113	26,950
Cummins, Inc.	30	7,386
Deere & Co.	59	25,456
Dover Corp.	30	4,108
Fortive Corp.	76	4,914
IDEX Corp.	16	3,723
Illinois Tool Works, Inc.	60	13,312
Ingersoll Rand, Inc.	88	4,574
Nordson Corp.	12	2,764
Otis Worldwide Corp.	90	7,052
PACCAR, Inc.	75	7,440
Parker-Hannifin Corp.	28	8,077
Pentair plc	36	1,600
Snap-on, Inc.	12	2,625
Stanley Black & Decker, Inc.	32	2,402
Westinghouse Air Brake Technologies Corp.	39	3,924
Xylem, Inc.	39	4,308
		130,615
Media — 0.8%
Charter Communications, Inc., Class A *	23	7,874
Comcast Corp., Class A	933	32,611
DISH Network Corp., Class A * (a)	54	763
Fox Corp., Class A	65	1,986
Fox Corp., Class B	30	857
Interpublic Group of Cos., Inc. (The)	84	2,798
News Corp., Class A	83	1,504
News Corp., Class B	26	470
INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
Omnicom Group, Inc.	44	3,595
Paramount Global, Class B (a)	109	1,843
		54,301
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	309	11,741
Newmont Corp.	172	8,099
Nucor Corp.	55	7,310
Steel Dynamics, Inc.	36	3,522
		30,672
Multiline Retail — 0.5%
Dollar General Corp.	49	12,007
Dollar Tree, Inc. * (a)	46	6,436
Target Corp.	99	14,829
		33,272
Multi-Utilities — 0.9%
Ameren Corp.	56	4,969
CenterPoint Energy, Inc.	136	4,081
CMS Energy Corp.	63	3,974
Consolidated Edison, Inc.	76	7,311
Dominion Energy, Inc.	180	11,046
DTE Energy Co.	42	4,922
NiSource, Inc.	88	2,407
Public Service Enterprise Group, Inc.	108	6,609
Sempra Energy	68	10,501
WEC Energy Group, Inc.	68	6,393
		62,213
Oil, Gas & Consumable Fuels — 4.8%
APA Corp.	70	3,244
Chevron Corp.	385	69,024
ConocoPhillips	270	31,785
Coterra Energy, Inc.	171	4,188
Devon Energy Corp.	141	8,692
Diamondback Energy, Inc.	38	5,204
EOG Resources, Inc.	127	16,446
EQT Corp.	79	2,684
Exxon Mobil Corp.	890	98,195
Hess Corp.	60	8,507
Kinder Morgan, Inc.	428	7,731
Marathon Oil Corp.	137	3,716
Marathon Petroleum Corp.	101	11,791
Occidental Petroleum Corp.	157	9,901
ONEOK, Inc.	97	6,348
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Equity Funds	55

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Phillips 66	102	10,634
Pioneer Natural Resources Co.	51	11,730
Targa Resources Corp.	49	3,597
Valero Energy Corp.	83	10,572
Williams Cos., Inc. (The)	263	8,662
		332,651
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	50	12,404
Pharmaceuticals — 4.9%
Bristol-Myers Squibb Co.	460	33,069
Catalent, Inc. *	39	1,751
Eli Lilly & Co.	171	62,369
Johnson & Johnson	565	99,838
Merck & Co., Inc.	548	60,809
Organon & Co.	55	1,536
Pfizer, Inc.	1,213	62,176
Viatris, Inc.	262	2,917
Zoetis, Inc.	101	14,765
		339,230
Professional Services — 0.4%
CoStar Group, Inc. *	88	6,794
Equifax, Inc.	26	5,144
Jacobs Solutions, Inc.	28	3,312
Leidos Holdings, Inc.	30	3,108
Robert Half International, Inc.	23	1,732
Verisk Analytics, Inc.	34	5,964
		26,054
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A *	68	5,256
Road & Rail — 0.9%
CSX Corp.	454	14,080
JB Hunt Transport Services, Inc.	18	3,122
Norfolk Southern Corp.	50	12,332
Old Dominion Freight Line, Inc.	20	5,557
Union Pacific Corp.	133	27,520
		62,611
Semiconductors & Semiconductor Equipment — 5.1%
Advanced Micro Devices, Inc. *	349	22,575
Analog Devices, Inc.	111	18,238
Applied Materials, Inc.	186	18,110
Broadcom, Inc.	88	48,952
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Enphase Energy, Inc. * (a)	29	7,785
First Solar, Inc. *	21	3,210
Intel Corp.	892	23,579
KLA Corp.	31	11,550
Lam Research Corp.	30	12,391
Microchip Technology, Inc.	119	8,352
Micron Technology, Inc.	235	11,746
Monolithic Power Systems, Inc. (a)	10	3,409
NVIDIA Corp.	538	78,662
NXP Semiconductors NV (China)	56	8,852
ON Semiconductor Corp. *	93	5,830
Qorvo, Inc. *	22	1,987
QUALCOMM, Inc.	242	26,641
Skyworks Solutions, Inc.	35	3,161
SolarEdge Technologies, Inc. *	12	3,423
Teradyne, Inc.	34	2,941
Texas Instruments, Inc.	196	32,415
		353,809
Software — 8.3%
Adobe, Inc. *	101	33,820
ANSYS, Inc. *	19	4,549
Autodesk, Inc. *	47	8,720
Cadence Design Systems, Inc. *	59	9,526
Ceridian HCM Holding, Inc. *	33	2,130
Fortinet, Inc. *	140	6,853
Gen Digital, Inc.	125	2,686
Intuit, Inc.	61	23,716
Microsoft Corp.	1,611	386,453
Oracle Corp.	332	27,155
Paycom Software, Inc. *	11	3,261
PTC, Inc. * (a)	23	2,743
Roper Technologies, Inc.	23	9,906
Salesforce, Inc. *	216	28,662
ServiceNow, Inc. *	44	16,954
Synopsys, Inc. *	33	10,554
Tyler Technologies, Inc. *	9	2,902
		580,590
Specialty Retail — 2.4%
Advance Auto Parts, Inc.	13	1,911
AutoZone, Inc. *	4	10,119
Bath & Body Works, Inc.	50	2,080
Best Buy Co., Inc.	43	3,474
CarMax, Inc. * (a)	34	2,080
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Equity Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Home Depot, Inc. (The)	221	69,899
Lowe's Cos., Inc.	134	26,734
O'Reilly Automotive, Inc. *	14	11,417
Ross Stores, Inc.	75	8,708
TJX Cos., Inc. (The)	251	19,978
Tractor Supply Co.	24	5,372
Ulta Beauty, Inc. *	11	5,194
		166,966
Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc.	3,233	420,002
Hewlett Packard Enterprise Co.	278	4,439
HP, Inc.	191	5,142
NetApp, Inc.	47	2,822
Seagate Technology Holdings plc	41	2,184
Western Digital Corp. *	69	2,166
		436,755
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	272	31,863
Ralph Lauren Corp. (a)	9	939
Tapestry, Inc.	52	1,983
VF Corp.	72	1,971
		36,756
Tobacco — 0.7%
Altria Group, Inc.	388	17,709
Philip Morris International, Inc.	335	33,916
		51,625
Trading Companies & Distributors — 0.2%
Fastenal Co.	124	5,859
United Rentals, Inc. *	15	5,325
WW Grainger, Inc.	10	5,407
		16,591
Water Utilities — 0.1%
American Water Works Co., Inc.	39	5,991
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc. *	129	18,073
Total Common Stocks (Cost $3,746,008)		6,946,153
INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% ^
Health Care Equipment & Supplies — 0.0% ^
ABIOMED, Inc., CVR ‡ *(Cost $10)	10	10
	SHARES (000)
Short-Term Investments — 2.5%
Investment Companies — 0.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.07% (c) (d) (Cost $37,995)	37,995	37,995
Investment of Cash Collateral from Securities Loaned — 2.0%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (c) (d)	109,910	109,943
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (c) (d)	29,511	29,511
Total Investment of Cash Collateral from Securities Loaned (Cost $139,435)		139,454
Total Short-Term Investments (Cost $177,430)		177,449
Total Investments — 101.9% (Cost $3,923,448)		7,123,612
Liabilities in Excess of Other Assets — (1.9)%		(134,990)
NET ASSETS — 100.0%		6,988,622

Percentages indicated are based on net assets.

Abbreviations
CVR	Contingent Value Rights

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $135,746.
(b)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Equity Funds	57

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	303	03/17/2023	USD	58,502	(781)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Equity Funds	December 31, 2022

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 83.1%
Aerospace & Defense — 1.7%
General Dynamics Corp.	164	40,666
Raytheon Technologies Corp.	241	24,313
Textron, Inc.	206	14,590
		79,569
Air Freight & Logistics — 1.3%
United Parcel Service, Inc., Class B	346	60,161
Banks — 1.3%
US Bancorp	1,381	60,243
Beverages — 3.7%
Coca-Cola Co. (The)	1,122	71,373
Constellation Brands, Inc., Class A	100	23,155
Keurig Dr Pepper, Inc.	351	12,519
PepsiCo, Inc.	385	69,456
		176,503
Biotechnology — 3.5%
AbbVie, Inc.	487	78,628
Regeneron Pharmaceuticals, Inc. *	66	47,807
Vertex Pharmaceuticals, Inc. *	132	38,228
		164,663
Building Products — 1.2%
Trane Technologies plc	350	58,769
Capital Markets — 2.6%
CME Group, Inc.	291	48,904
Intercontinental Exchange, Inc.	376	38,629
S&P Global, Inc.	103	34,430
		121,963
Chemicals — 3.0%
Air Products and Chemicals, Inc.	162	50,055
Ecolab, Inc.	59	8,594
Linde plc (United Kingdom)	193	62,952
PPG Industries, Inc.	172	21,572
		143,173
Consumer Finance — 0.8%
American Express Co.	248	36,634
Containers & Packaging — 0.3%
Avery Dennison Corp.	89	16,114
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B *	155	47,973
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	676	26,631
Electric Utilities — 2.9%
Alliant Energy Corp.	371	20,476
Duke Energy Corp.	60	6,170
Evergy, Inc.	178	11,228
NextEra Energy, Inc.	741	61,911
Xcel Energy, Inc.	569	39,890
		139,675
Electrical Equipment — 1.1%
Eaton Corp. plc	339	53,205
Electronic Equipment, Instruments & Components — 0.7%
Keysight Technologies, Inc. *	190	32,575
Entertainment — 0.1%
Electronic Arts, Inc.	44	5,399
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	80	8,981
Mid-America Apartment Communities, Inc.	55	8,639
Prologis, Inc.	277	31,274
Public Storage	84	23,620
SBA Communications Corp.	97	27,259
Sun Communities, Inc.	142	20,232
UDR, Inc.	102	3,930
		123,935
Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	47	21,743
Walmart, Inc.	195	27,617
		49,360
Food Products — 2.3%
Archer-Daniels-Midland Co.	97	9,019
Hershey Co. (The)	304	70,402
Mondelez International, Inc., Class A	473	31,495
		110,916
Health Care Equipment & Supplies — 0.3%
Boston Scientific Corp. *	308	14,270
Health Care Providers & Services — 2.4%
Centene Corp. *	159	13,057
Elevance Health, Inc.	54	27,930
UnitedHealth Group, Inc.	137	72,463
		113,450
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	59

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — 2.0%
Chipotle Mexican Grill, Inc. *	6	7,691
Domino's Pizza, Inc.	36	12,549
McDonald's Corp.	142	37,500
Yum! Brands, Inc.	283	36,278
		94,018
Household Products — 3.7%
Colgate-Palmolive Co.	778	61,305
Kimberly-Clark Corp.	381	51,745
Procter & Gamble Co. (The)	428	64,807
		177,857
Industrial Conglomerates — 1.4%
Honeywell International, Inc.	322	69,043
Insurance — 4.6%
Aon plc, Class A	146	43,727
Arthur J Gallagher & Co.	166	31,231
Progressive Corp. (The)	579	75,169
Travelers Cos., Inc. (The)	362	67,861
		217,988
Interactive Media & Services — 1.0%
Alphabet, Inc., Class A *	547	48,296
Internet & Direct Marketing Retail — 0.6%
Amazon.com, Inc. *	336	28,236
IT Services — 6.3%
Accenture plc, Class A	231	61,623
Automatic Data Processing, Inc.	175	41,778
FleetCor Technologies, Inc. *	86	15,702
Jack Henry & Associates, Inc.	295	51,839
Mastercard, Inc., Class A	192	66,862
Visa, Inc., Class A (a)	301	62,442
		300,246
Life Sciences Tools & Services — 1.1%
Thermo Fisher Scientific, Inc.	100	54,844
Machinery — 1.7%
Deere & Co.	60	25,488
Dover Corp.	284	38,517
Otis Worldwide Corp.	204	15,978
		79,983
INVESTMENTS	SHARES (000)	VALUE ($000)

Media — 1.6%
Charter Communications, Inc., Class A *	47	15,728
Comcast Corp., Class A	1,751	61,237
		76,965
Multi-Utilities — 4.9%
Ameren Corp.	364	32,375
CMS Energy Corp.	364	23,057
Consolidated Edison, Inc.	160	15,223
Dominion Energy, Inc.	243	14,921
DTE Energy Co.	230	27,020
Public Service Enterprise Group, Inc.	775	47,498
Sempra Energy	214	33,112
WEC Energy Group, Inc.	432	40,471
		233,677
Oil, Gas & Consumable Fuels — 2.8%
Chevron Corp.	220	39,550
ConocoPhillips	106	12,525
EOG Resources, Inc.	47	6,008
Exxon Mobil Corp.	673	74,228
		132,311
Pharmaceuticals — 4.9%
Bristol-Myers Squibb Co.	953	68,599
Eli Lilly & Co.	186	68,214
Johnson & Johnson	238	41,995
Merck & Co., Inc.	512	56,782
		235,590
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	96	10,012
Leidos Holdings, Inc.	66	7,006
		17,018
Road & Rail — 3.6%
CSX Corp.	317	9,817
Norfolk Southern Corp.	227	56,070
Old Dominion Freight Line, Inc.	166	47,001
Union Pacific Corp.	291	60,240
		173,128
Semiconductors & Semiconductor Equipment — 1.7%
Analog Devices, Inc.	138	22,513
Texas Instruments, Inc.	363	60,009
		82,522
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — 2.0%
Adobe, Inc. *	34	11,283
Intuit, Inc.	67	26,263
Microsoft Corp.	242	57,951
		95,497
Specialty Retail — 2.8%
AutoZone, Inc. *	14	35,525
Lowe's Cos., Inc.	294	58,556
O'Reilly Automotive, Inc. *	46	38,558
		132,639
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.	51	6,558
Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc., Class B	94	10,998
Tobacco — 0.9%
Altria Group, Inc.	412	18,802
Philip Morris International, Inc.	244	24,725
		43,527
Wireless Telecommunication Services — 0.4%
T-Mobile US, Inc. *	131	18,326
Total Common Stocks (Cost $3,797,686)		3,964,448
	PRINCIPAL AMOUNT ($000)
Equity-Linked Notes — 15.2%
Barclays Bank plc, ELN, 63.40%, 1/23/2023, (linked to S&P 500 Index) (United Kingdom) (b)	12	47,941
BNP Paribas, ELN, 60.40%, 1/10/2023, (linked to S&P 500 Index) (b)	14	52,719
BNP Paribas, ELN, 66.70%, 1/20/2023, (linked to S&P 500 Index) (b)	13	51,534
BNP Paribas, ELN, 67.10%, 1/24/2023, (linked to S&P 500 Index) (b)	12	48,834
BNP Paribas, ELN, 70.90%, 1/31/2023, (linked to S&P 500 Index) (b)	13	48,972
BofA Finance LLC, ELN, 64.70%, 1/9/2023, (linked to S&P 500 Index) (c)	12	47,856
BofA Finance LLC, ELN, 67.30%, 1/27/2023, (linked to S&P 500 Index) (c)	12	46,588
BofA Finance LLC, ELN, 71.70%, 2/7/2023, (linked to S&P 500 Index) (c)	12	47,699
Canadian Imperial Bank of Commerce, ELN, 64.11%, 1/6/2023, (linked to S&P 500 Index) (Canada) (c)	11	44,158
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canadian Imperial Bank of Commerce, ELN, 72.23%, 2/6/2023, (linked to S&P 500 Index) (Canada) (c)	13	47,985
Morgan Stanley BV, ELN, 68.54%, 1/18/2023, (linked to S&P 500 Index) (c)	12	48,071
Royal Bank of Canada, ELN, 66.10%, 1/30/2023, (linked to S&P 500 Index) (Canada) (c)	12	48,994
Royal Bank of Canada, ELN, 68.71%, 1/13/2023, (linked to S&P 500 Index) (Canada) (c)	12	46,936
Royal Bank of Canada, ELN, 69.53%, 2/3/2023, (linked to S&P 500 Index) (Canada) (c)	13	50,921
UBS AG, ELN, 67.99%, 1/17/2023, (linked to S&P 500 Index) (Switzerland) (c)	12	47,323
Total Equity-Linked Notes (Cost $726,977)		726,531
	SHARES (000)
Short-Term Investments — 2.6%
Investment Companies — 1.7%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (d) (e) (Cost $80,652)	80,627	80,668
Investment of Cash Collateral from Securities Loaned — 0.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (d) (e)	12,996	13,000
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (d) (e)	30,351	30,351
Total Investment of Cash Collateral from Securities Loaned (Cost $43,351)		43,351
Total Short-Term Investments (Cost $124,003)		124,019
Total Investments — 100.9% (Cost $4,648,666)		4,814,998
Liabilities in Excess of Other Assets — (0.9)%		(41,976)
NET ASSETS — 100.0%		4,773,022

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	61

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
Abbreviations
ELN	Equity-Linked Note

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $42,424.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2022.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(393)	03/17/2023	USD	(75,878)	1,143

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%
Aerospace & Defense — 1.5%
General Dynamics Corp.	73	18,236
Howmet Aerospace, Inc.	202	7,981
Raytheon Technologies Corp.	1,448	146,105
Textron, Inc.	767	54,282
		226,604
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B (a)	803	139,606
Airlines — 0.1%
Southwest Airlines Co. *	329	11,078
Auto Components — 0.2%
Magna International, Inc. (Canada)	392	22,008
Automobiles — 1.0%
Rivian Automotive, Inc., Class A *	140	2,583
Tesla, Inc. * (a)	1,199	147,699
		150,282
Banks — 3.9%
Bank of America Corp. (a)	3,642	120,628
Citigroup, Inc.	861	38,951
Fifth Third Bancorp	1,479	48,509
SVB Financial Group *	43	10,002
Truist Financial Corp.	1,903	81,877
US Bancorp (a)	2,741	119,524
Wells Fargo & Co. (a)	3,761	155,292
		574,783
Beverages — 2.1%
Coca-Cola Co. (The) (a)	2,886	183,583
Constellation Brands, Inc., Class A	273	63,209
PepsiCo, Inc. (a)	367	66,393
		313,185
Biotechnology — 3.2%
AbbVie, Inc. (a)	1,327	214,401
Biogen, Inc. * (a)	179	49,526
BioMarin Pharmaceutical, Inc. *	140	14,468
Neurocrine Biosciences, Inc. *	130	15,467
Regeneron Pharmaceuticals, Inc. *	126	91,191
Sarepta Therapeutics, Inc. *	107	13,878
Vertex Pharmaceuticals, Inc. *	264	76,321
		475,252
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	704	32,881
Trane Technologies plc	575	96,608
		129,489
Capital Markets — 2.6%
Ameriprise Financial, Inc.	124	38,641
CME Group, Inc.	370	62,135
Intercontinental Exchange, Inc.	679	69,641
Morgan Stanley	759	64,508
Raymond James Financial, Inc.	352	37,622
S&P Global, Inc.	215	72,148
State Street Corp.	385	29,880
		374,575
Chemicals — 2.0%
Air Products and Chemicals, Inc.	96	29,534
Celanese Corp.	99	10,164
DuPont de Nemours, Inc.	396	27,146
Eastman Chemical Co.	524	42,699
Linde plc (United Kingdom)	373	121,708
PPG Industries, Inc.	468	58,881
		290,132
Commercial Services & Supplies — 0.1%
Cintas Corp. (a)	45	20,508
Communications Equipment — 0.2%
Motorola Solutions, Inc.	134	34,488
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	67	22,509
Consumer Finance — 1.0%
American Express Co. (a)	884	130,586
Capital One Financial Corp.	127	11,798
		142,384
Containers & Packaging — 0.1%
Avery Dennison Corp.	107	19,349
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B * (a)	733	226,343
Diversified Telecommunication Services — 0.0% ^
Verizon Communications, Inc.	93	3,681
Electric Utilities — 1.7%
FirstEnergy Corp.	516	21,612
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	63

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — continued
NextEra Energy, Inc. (a)	2,038	170,389
PG&E Corp. *	3,462	56,293
		248,294
Electrical Equipment — 0.6%
Eaton Corp. plc	568	89,074
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	394	12,604
TE Connectivity Ltd. (Switzerland)	149	17,082
		29,686
Energy Equipment & Services — 0.2%
Baker Hughes Co.	799	23,600
Entertainment — 0.7%
Netflix, Inc. * (a)	270	79,643
Walt Disney Co. (The) *	260	22,605
		102,248
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	119	13,374
Equinix, Inc.	67	43,638
Equity LifeStyle Properties, Inc.	412	26,592
Host Hotels & Resorts, Inc.	388	6,231
Prologis, Inc.	915	103,137
SBA Communications Corp.	253	70,918
Sun Communities, Inc.	238	34,099
UDR, Inc.	866	33,533
Ventas, Inc.	1,129	50,863
		382,385
Food & Staples Retailing — 0.7%
Costco Wholesale Corp. (a)	239	109,118
Food Products — 0.5%
Hershey Co. (The)	81	18,711
Mondelez International, Inc., Class A (a)	708	47,224
		65,935
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	711	78,026
Baxter International, Inc.	971	49,502
Boston Scientific Corp. * (a)	1,525	70,531
Dexcom, Inc. *	175	19,843
Intuitive Surgical, Inc. *	331	87,869
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Medtronic plc (a)	718	55,811
Zimmer Biomet Holdings, Inc.	161	20,527
		382,109
Health Care Providers & Services — 3.7%
Centene Corp. * (a)	806	66,121
CVS Health Corp.	104	9,673
Elevance Health, Inc.	188	96,425
Humana, Inc.	68	34,932
McKesson Corp.	110	41,113
UnitedHealth Group, Inc. (a)	546	289,367
		537,631
Hotels, Restaurants & Leisure — 2.4%
Booking Holdings, Inc. * (a)	43	86,792
Chipotle Mexican Grill, Inc. *	46	64,354
Domino's Pizza, Inc.	45	15,737
Expedia Group, Inc. *	361	31,642
Marriott International, Inc., Class A	297	44,161
McDonald's Corp. (a)	319	83,961
Royal Caribbean Cruises Ltd. *	95	4,688
Yum! Brands, Inc.	201	25,770
		357,105
Household Durables — 0.4%
Lennar Corp., Class A	505	45,713
Toll Brothers, Inc.	343	17,103
		62,816
Household Products — 1.9%
Colgate-Palmolive Co.	1,129	88,977
Kimberly-Clark Corp.	390	52,941
Procter & Gamble Co. (The) (a)	943	142,886
		284,804
Industrial Conglomerates — 1.2%
Honeywell International, Inc. (a)	803	172,061
Insurance — 2.1%
Aon plc, Class A	110	32,976
Globe Life, Inc.	186	22,434
Progressive Corp. (The) (a)	980	127,155
Prudential Financial, Inc.	169	16,838
Travelers Cos., Inc. (The)	549	102,896
		302,299
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — 4.5%
Alphabet, Inc., Class A * (a)	3,278	289,204
Alphabet, Inc., Class C * (a)	2,389	211,967
Meta Platforms, Inc., Class A * (a)	1,221	146,918
ZoomInfo Technologies, Inc., Class A *	362	10,924
		659,013
Internet & Direct Marketing Retail — 2.5%
Amazon.com, Inc. * (a)	4,383	368,165
IT Services — 4.3%
Accenture plc, Class A	485	129,425
Affirm Holdings, Inc. *	511	4,941
Block, Inc., Class A *	123	7,742
FleetCor Technologies, Inc. *	273	50,169
Mastercard, Inc., Class A (a)	702	244,137
Visa, Inc., Class A (a)	921	191,327
		627,741
Life Sciences Tools & Services — 1.8%
Danaher Corp.	332	88,109
Thermo Fisher Scientific, Inc. (a)	318	175,040
		263,149
Machinery — 2.0%
Deere & Co. (a)	286	122,774
Dover Corp.	240	32,539
Ingersoll Rand, Inc.	178	9,311
Otis Worldwide Corp.	701	54,887
Parker-Hannifin Corp.	265	76,948
		296,459
Media — 1.2%
Charter Communications, Inc., Class A * (a)	197	66,729
Comcast Corp., Class A (a)	3,202	111,983
		178,712
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	538	20,431
Nucor Corp.	166	21,893
		42,324
Multiline Retail — 0.1%
Target Corp.	135	20,106
Multi-Utilities — 1.4%
Ameren Corp.	448	39,854
CenterPoint Energy, Inc.	1,496	44,856
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
Public Service Enterprise Group, Inc.	843	51,666
Sempra Energy	482	74,384
		210,760
Oil, Gas & Consumable Fuels — 5.0%
Chevron Corp. (a)	361	64,792
ConocoPhillips (a)	1,320	155,780
Coterra Energy, Inc.	1,034	25,401
Diamondback Energy, Inc.	651	88,989
EOG Resources, Inc. (a)	712	92,213
Exxon Mobil Corp. (a)	2,542	280,406
Phillips 66	224	23,322
		730,903
Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co. (a)	2,075	149,265
Eli Lilly & Co. (a)	461	168,572
Johnson & Johnson (a)	808	142,742
Merck & Co., Inc.	999	110,831
Pfizer, Inc.	1,000	51,262
		622,672
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	134	13,965
Leidos Holdings, Inc.	391	41,119
		55,084
Road & Rail — 1.2%
CSX Corp.	934	28,932
Norfolk Southern Corp. (a)	314	77,298
Uber Technologies, Inc. *	476	11,769
Union Pacific Corp.	264	54,774
		172,773
Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc. * (a)	1,276	82,656
Analog Devices, Inc. (a)	714	117,033
Broadcom, Inc.	48	26,670
Lam Research Corp. (a)	259	108,909
Microchip Technology, Inc.	573	40,275
Micron Technology, Inc.	258	12,905
NVIDIA Corp. (a)	950	138,858
NXP Semiconductors NV (China)	679	107,216
QUALCOMM, Inc.	174	19,116
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	65

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc.	231	20,204
Texas Instruments, Inc. (a)	938	155,009
		828,851
Software — 8.3%
Adobe, Inc. *	326	109,629
Cadence Design Systems, Inc. *	118	19,036
DocuSign, Inc. *	298	16,526
Fortinet, Inc. *	309	15,138
Intuit, Inc. (a)	231	89,777
Microsoft Corp. (a)	3,708	889,172
Oracle Corp.	496	40,527
Salesforce, Inc. * (a)	69	9,127
Workday, Inc., Class A *	195	32,584
		1,221,516
Specialty Retail — 3.7%
AutoNation, Inc. *	195	20,934
AutoZone, Inc. * (a)	30	73,006
Best Buy Co., Inc. (a)	660	52,911
Burlington Stores, Inc. *	136	27,575
Home Depot, Inc. (The) (a)	283	89,341
Lowe's Cos., Inc. (a)	763	152,023
O'Reilly Automotive, Inc. *	76	64,386
TJX Cos., Inc. (The)	593	47,227
Ulta Beauty, Inc. *	24	11,352
		538,755
Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc. (a)	6,750	877,100
Seagate Technology Holdings plc	856	45,019
		922,119
Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B	724	84,717
Tobacco — 0.8%
Altria Group, Inc. (a)	1,065	48,677
Philip Morris International, Inc.	683	69,179
		117,856
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	509	71,247
Total Common Stocks (Cost $11,016,037)		14,358,343
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 2.3%
Put Options Purchased — 2.3%
Index Funds — 2.3%
S&P 500 Index
3/31/2023 at USD 3,630.00, European Style
Notional Amount: USD 14,692,231
Counterparty: Exchange traded * (Cost $334,100)	38,266	335,593
	SHARES (000)
Short-Term Investments — 2.3%
Investment Companies — 2.3%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.07% (b) (c) (Cost $339,876)	339,876	339,876
Total Investments — 102.4% (Cost $11,690,013)		15,033,812
Liabilities in Excess of Other Assets — (2.4)%		(346,821)
NET ASSETS — 100.0%		14,686,991

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Large Cap Funds	December 31, 2022

Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,752	03/17/2023	USD	338,267	(4,367)

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of December 31, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange traded	38,266	USD 14,692,231	USD 4,065.00	3/31/2023	(291,204)
Written Put Options Contracts as of December 31, 2022(amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange traded	38,266	USD 14,692,231	USD 3,060.00	3/31/2023	(48,024)
Total Written Options Contracts (Premiums Received $344,700)						(339,228)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	67

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%
Aerospace & Defense — 1.6%
General Dynamics Corp.	21	5,204
Howmet Aerospace, Inc.	60	2,365
Raytheon Technologies Corp.	413	41,718
Textron, Inc.	219	15,489
		64,776
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B	229	39,877
Airlines — 0.1%
Southwest Airlines Co. *	92	3,085
Auto Components — 0.2%
Magna International, Inc. (Canada)	112	6,289
Automobiles — 1.0%
Rivian Automotive, Inc., Class A *	38	691
Tesla, Inc. *	342	42,160
		42,851
Banks — 4.0%
Bank of America Corp.	1,037	34,350
Citigroup, Inc.	246	11,117
Fifth Third Bancorp	422	13,851
SVB Financial Group *	12	2,886
Truist Financial Corp.	554	23,832
US Bancorp	783	34,139
Wells Fargo & Co.	1,074	44,343
		164,518
Beverages — 2.2%
Coca-Cola Co. (The)	824	52,439
Constellation Brands, Inc., Class A	78	17,994
PepsiCo, Inc.	105	18,939
		89,372
Biotechnology — 3.3%
AbbVie, Inc. (a)	379	61,233
Biogen, Inc. *	51	14,112
BioMarin Pharmaceutical, Inc. *	40	4,177
Neurocrine Biosciences, Inc. *	37	4,445
Regeneron Pharmaceuticals, Inc. *	36	26,093
Sarepta Therapeutics, Inc. *	31	3,966
Vertex Pharmaceuticals, Inc. *	76	21,816
		135,842
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	201	9,391
Trane Technologies plc	164	27,597
		36,988
Capital Markets — 2.6%
Ameriprise Financial, Inc.	36	11,028
CME Group, Inc.	108	18,108
Intercontinental Exchange, Inc.	193	19,835
Morgan Stanley	212	18,054
Raymond James Financial, Inc.	100	10,664
S&P Global, Inc.	61	20,566
State Street Corp.	110	8,528
		106,783
Chemicals — 2.0%
Air Products and Chemicals, Inc.	27	8,408
Celanese Corp.	28	2,900
DuPont de Nemours, Inc.	113	7,744
Eastman Chemical Co.	150	12,201
Linde plc (United Kingdom)	107	34,781
PPG Industries, Inc.	134	16,815
		82,849
Commercial Services & Supplies — 0.1%
Cintas Corp.	13	5,835
Communications Equipment — 0.2%
Motorola Solutions, Inc.	38	9,853
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	19	6,445
Consumer Finance — 1.0%
American Express Co. (a)	252	37,274
Capital One Financial Corp.	36	3,352
		40,626
Containers & Packaging — 0.1%
Avery Dennison Corp.	31	5,531
Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class B * (a)	209	64,637
Diversified Telecommunication Services — 0.0% ^
Verizon Communications, Inc.	27	1,052
Electric Utilities — 1.7%
FirstEnergy Corp.	147	6,173
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — continued
NextEra Energy, Inc.	589	49,201
PG&E Corp. *	998	16,232
		71,606
Electrical Equipment — 0.6%
Eaton Corp. plc	162	25,434
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	113	3,600
TE Connectivity Ltd. (Switzerland)	42	4,877
		8,477
Energy Equipment & Services — 0.2%
Baker Hughes Co.	228	6,738
Entertainment — 0.7%
Netflix, Inc. *	77	22,803
Walt Disney Co. (The) *	74	6,439
		29,242
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	34	3,826
Equinix, Inc.	19	12,528
Equity LifeStyle Properties, Inc.	118	7,587
Host Hotels & Resorts, Inc.	111	1,782
Prologis, Inc.	261	29,444
SBA Communications Corp.	72	20,256
Sun Communities, Inc.	68	9,723
UDR, Inc.	247	9,580
Ventas, Inc.	323	14,525
		109,251
Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	68	31,163
Food Products — 0.5%
Hershey Co. (The)	23	5,318
Mondelez International, Inc., Class A	202	13,491
		18,809
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	203	22,300
Baxter International, Inc.	277	14,134
Boston Scientific Corp. *	435	20,135
Dexcom, Inc. *	50	5,661
Intuitive Surgical, Inc. *	95	25,102
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Medtronic plc	205	15,916
Zimmer Biomet Holdings, Inc.	43	5,514
		108,762
Health Care Providers & Services — 3.7%
Centene Corp. *	231	18,900
CVS Health Corp.	30	2,763
Elevance Health, Inc.	54	27,491
Humana, Inc.	19	9,929
McKesson Corp.	31	11,786
UnitedHealth Group, Inc. (a)	156	82,701
		153,570
Hotels, Restaurants & Leisure — 2.5%
Booking Holdings, Inc. *	12	24,794
Chipotle Mexican Grill, Inc. *	13	18,429
Domino's Pizza, Inc.	13	4,529
Expedia Group, Inc. *	103	9,008
Marriott International, Inc., Class A	85	12,615
McDonald's Corp.	91	23,965
Royal Caribbean Cruises Ltd. *	27	1,344
Yum! Brands, Inc.	58	7,363
		102,047
Household Durables — 0.4%
Lennar Corp., Class A	144	13,055
Toll Brothers, Inc.	98	4,883
		17,938
Household Products — 2.0%
Colgate-Palmolive Co.	322	25,391
Kimberly-Clark Corp.	112	15,122
Procter & Gamble Co. (The)	269	40,822
		81,335
Industrial Conglomerates — 1.2%
Honeywell International, Inc.	229	49,128
Insurance — 2.1%
Aon plc, Class A	30	9,205
Globe Life, Inc.	53	6,353
Progressive Corp. (The)	280	36,317
Prudential Financial, Inc.	48	4,793
Travelers Cos., Inc. (The)	157	29,388
		86,056
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	69

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — 4.5%
Alphabet, Inc., Class A *	936	82,614
Alphabet, Inc., Class C *	683	60,587
Meta Platforms, Inc., Class A * (a)	349	41,963
ZoomInfo Technologies, Inc., Class A *	104	3,121
		188,285
Internet & Direct Marketing Retail — 2.5%
Amazon.com, Inc. * (a)	1,255	105,380
IT Services — 4.3%
Accenture plc, Class A	138	36,935
Affirm Holdings, Inc. *	146	1,409
Block, Inc., Class A *	35	2,210
FleetCor Technologies, Inc. *	78	14,341
Mastercard, Inc., Class A (a)	201	69,732
Visa, Inc., Class A (a)	263	54,591
		179,218
Life Sciences Tools & Services — 1.8%
Danaher Corp.	95	25,165
Thermo Fisher Scientific, Inc.	90	49,903
		75,068
Machinery — 2.0%
Deere & Co.	82	35,013
Dover Corp.	68	9,275
Ingersoll Rand, Inc.	51	2,655
Otis Worldwide Corp.	198	15,515
Parker-Hannifin Corp.	75	21,931
		84,389
Media — 1.2%
Charter Communications, Inc., Class A *	56	19,065
Comcast Corp., Class A	915	31,976
		51,041
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	154	5,839
Nucor Corp.	47	6,257
		12,096
Multiline Retail — 0.1%
Target Corp.	39	5,747
Multi-Utilities — 1.5%
Ameren Corp.	128	11,390
CenterPoint Energy, Inc.	428	12,834
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
Public Service Enterprise Group, Inc.	242	14,845
Sempra Energy	138	21,218
		60,287
Oil, Gas & Consumable Fuels — 5.0%
Chevron Corp.	103	18,414
ConocoPhillips	377	44,487
Coterra Energy, Inc.	295	7,253
Diamondback Energy, Inc.	186	25,410
EOG Resources, Inc.	203	26,340
Exxon Mobil Corp. (a)	722	79,677
Phillips 66	62	6,437
		208,018
Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	593	42,636
Eli Lilly & Co.	131	48,129
Johnson & Johnson	231	40,742
Merck & Co., Inc.	285	31,666
Pfizer, Inc.	286	14,640
		177,813
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	38	3,996
Leidos Holdings, Inc.	112	11,748
		15,744
Road & Rail — 1.2%
CSX Corp.	267	8,261
Norfolk Southern Corp.	90	22,072
Uber Technologies, Inc. *	134	3,320
Union Pacific Corp.	75	15,624
		49,277
Semiconductors & Semiconductor Equipment — 5.7%
Advanced Micro Devices, Inc. *	364	23,601
Analog Devices, Inc.	204	33,415
Broadcom, Inc.	14	7,614
Lam Research Corp.	74	31,170
Microchip Technology, Inc.	164	11,488
Micron Technology, Inc.	74	3,691
NVIDIA Corp.	271	39,625
NXP Semiconductors NV (China)	193	30,582
QUALCOMM, Inc.	50	5,485
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc.	66	5,768
Texas Instruments, Inc.	268	44,264
		236,703
Software — 8.4%
Adobe, Inc. *	92	31,169
Cadence Design Systems, Inc. *	34	5,432
DocuSign, Inc. *	86	4,764
Fortinet, Inc. *	88	4,310
Intuit, Inc.	66	25,716
Microsoft Corp. (a)	1,059	253,879
Oracle Corp.	142	11,579
Salesforce, Inc. *	20	2,608
Workday, Inc., Class A *	55	9,277
		348,734
Specialty Retail — 3.7%
AutoNation, Inc. *	56	5,964
AutoZone, Inc. *	8	20,967
Best Buy Co., Inc.	188	15,113
Burlington Stores, Inc. *	39	7,854
Home Depot, Inc. (The)	80	25,380
Lowe's Cos., Inc.	218	43,419
O'Reilly Automotive, Inc. *	22	18,465
TJX Cos., Inc. (The)	170	13,495
Ulta Beauty, Inc. *	7	3,230
		153,887
Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc. (a)	1,928	250,480
Seagate Technology Holdings plc	244	12,840
		263,320
Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B	207	24,185
Tobacco — 0.8%
Altria Group, Inc.	304	13,897
Philip Morris International, Inc.	195	19,751
		33,648
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	145	20,324
Total Common Stocks (Cost $4,266,423)		4,099,929
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 0.8%
Put Options Purchased — 0.8%
Index Funds — 0.8%
S&P 500 Index
1/31/2023 at USD 3,660.00, European Style
Notional Amount: USD 4,158,562
Counterparty: Exchange traded * (Cost $108,320)	10,831	33,630
	SHARES (000)
Short-Term Investments — 1.3%
Investment Companies — 1.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c) (Cost $52,983)	52,983	52,983
Total Investments — 101.0% (Cost $4,427,726)		4,186,542
Liabilities in Excess of Other Assets — (1.0)%		(40,463)
NET ASSETS — 100.0%		4,146,079

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	71

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	298	03/17/2023	USD	57,536	(615)

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of December 31, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange traded	10,831	USD 4,158,562	USD 4,145.00	1/31/2023	(6,336)
Written Put Options Contracts as of December 31, 2022(amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange traded	10,831	USD 4,158,562	USD 3,090.00	1/31/2023	(1,765)
Total Written Options Contracts (Premiums Received $106,620)						(8,101)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.8%
Aerospace & Defense — 1.5%
General Dynamics Corp.	14	3,376
Howmet Aerospace, Inc.	38	1,478
Raytheon Technologies Corp.	268	27,084
Textron, Inc.	142	10,057
		41,995
Air Freight & Logistics — 0.9%
United Parcel Service, Inc., Class B	149	25,887
Airlines — 0.1%
Southwest Airlines Co. *	61	2,050
Auto Components — 0.1%
Magna International, Inc. (Canada)	73	4,081
Automobiles — 1.0%
Rivian Automotive, Inc., Class A *	25	448
Tesla, Inc. *	222	27,382
		27,830
Banks — 3.8%
Bank of America Corp.	673	22,295
Citigroup, Inc.	159	7,203
Fifth Third Bancorp	274	8,992
SVB Financial Group *	8	1,864
Truist Financial Corp.	357	15,363
US Bancorp	508	22,156
Wells Fargo & Co.	697	28,771
		106,644
Beverages — 2.1%
Coca-Cola Co. (The) (a)	535	34,040
Constellation Brands, Inc., Class A	51	11,697
PepsiCo, Inc.	68	12,274
		58,011
Biotechnology — 3.2%
AbbVie, Inc.	245	39,680
Biogen, Inc. *	33	9,174
BioMarin Pharmaceutical, Inc. *	26	2,683
Neurocrine Biosciences, Inc. *	24	2,882
Regeneron Pharmaceuticals, Inc. *	24	16,978
Sarepta Therapeutics, Inc. *	20	2,573
Vertex Pharmaceuticals, Inc. *	49	14,185
		88,155
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	130	6,091
Trane Technologies plc	107	17,911
		24,002
Capital Markets — 2.5%
Ameriprise Financial, Inc.	23	7,165
CME Group, Inc.	69	11,631
Intercontinental Exchange, Inc.	126	12,903
Morgan Stanley	138	11,721
Raymond James Financial, Inc.	65	6,919
S&P Global, Inc.	40	13,360
State Street Corp.	70	5,453
		69,152
Chemicals — 2.0%
Air Products and Chemicals, Inc.	18	5,467
Celanese Corp.	18	1,882
DuPont de Nemours, Inc.	76	5,181
Eastman Chemical Co.	99	8,046
Linde plc (United Kingdom)	69	22,576
PPG Industries, Inc.	88	11,096
		54,248
Commercial Services & Supplies — 0.1%
Cintas Corp.	8	3,814
Communications Equipment — 0.2%
Motorola Solutions, Inc.	25	6,388
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	12	4,173
Consumer Finance — 0.9%
American Express Co.	164	24,176
Capital One Financial Corp.	23	2,176
		26,352
Containers & Packaging — 0.1%
Avery Dennison Corp.	20	3,596
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B * (a)	136	41,967
Diversified Telecommunication Services — 0.0% ^
Verizon Communications, Inc.	17	686
Electric Utilities — 1.7%
FirstEnergy Corp.	95	3,975
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	73

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — continued
NextEra Energy, Inc.	377	31,520
PG&E Corp. *	645	10,492
		45,987
Electrical Equipment — 0.6%
Eaton Corp. plc	107	16,764
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	73	2,336
TE Connectivity Ltd. (Switzerland)	28	3,165
		5,501
Energy Equipment & Services — 0.2%
Baker Hughes Co.	148	4,374
Entertainment — 0.7%
Netflix, Inc. *	50	14,800
Walt Disney Co. (The) *	48	4,181
		18,981
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	22	2,482
Equinix, Inc.	13	8,105
Equity LifeStyle Properties, Inc.	76	4,926
Host Hotels & Resorts, Inc.	72	1,158
Prologis, Inc.	170	19,116
SBA Communications Corp.	47	13,149
Sun Communities, Inc.	44	6,315
UDR, Inc.	159	6,165
Ventas, Inc.	209	9,426
		70,842
Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	44	20,228
Food Products — 0.4%
Hershey Co. (The)	15	3,466
Mondelez International, Inc., Class A	131	8,751
		12,217
Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	131	14,406
Baxter International, Inc.	180	9,169
Boston Scientific Corp. *	282	13,070
Dexcom, Inc. *	33	3,692
Intuitive Surgical, Inc. *	61	16,295
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Medtronic plc	130	10,126
Zimmer Biomet Holdings, Inc.	29	3,647
		70,405
Health Care Providers & Services — 3.6%
Centene Corp. *	149	12,253
CVS Health Corp.	19	1,794
Elevance Health, Inc.	35	17,673
Humana, Inc.	13	6,464
McKesson Corp.	20	7,658
UnitedHealth Group, Inc. (a)	101	53,703
		99,545
Hotels, Restaurants & Leisure — 2.4%
Booking Holdings, Inc. *	8	16,177
Chipotle Mexican Grill, Inc. *	9	11,963
Domino's Pizza, Inc.	8	2,922
Expedia Group, Inc. *	67	5,883
Marriott International, Inc., Class A	55	8,185
McDonald's Corp.	60	15,729
Royal Caribbean Cruises Ltd. *	18	873
Yum! Brands, Inc.	37	4,780
		66,512
Household Durables — 0.4%
Lennar Corp., Class A	94	8,480
Toll Brothers, Inc.	63	3,170
		11,650
Household Products — 1.9%
Colgate-Palmolive Co.	208	16,370
Kimberly-Clark Corp.	72	9,816
Procter & Gamble Co. (The)	175	26,491
		52,677
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	149	31,841
Insurance — 2.0%
Aon plc, Class A	20	5,992
Globe Life, Inc.	35	4,176
Progressive Corp. (The)	178	23,161
Prudential Financial, Inc.	31	3,114
Travelers Cos., Inc. (The)	103	19,267
		55,710
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — 4.4%
Alphabet, Inc., Class A *	608	53,618
Alphabet, Inc., Class C *	444	39,366
Meta Platforms, Inc., Class A *	226	27,241
ZoomInfo Technologies, Inc., Class A *	67	2,025
		122,250
Internet & Direct Marketing Retail — 2.5%
Amazon.com, Inc. * (a)	813	68,266
IT Services — 4.2%
Accenture plc, Class A	90	23,975
Affirm Holdings, Inc. *	94	911
Block, Inc., Class A *	23	1,435
FleetCor Technologies, Inc. *	51	9,290
Mastercard, Inc., Class A (a)	130	45,257
Visa, Inc., Class A (a)	170	35,408
		116,276
Life Sciences Tools & Services — 1.8%
Danaher Corp.	61	16,324
Thermo Fisher Scientific, Inc.	59	32,385
		48,709
Machinery — 2.0%
Deere & Co.	53	22,919
Dover Corp.	45	6,023
Ingersoll Rand, Inc.	33	1,724
Otis Worldwide Corp.	130	10,197
Parker-Hannifin Corp.	49	14,241
		55,104
Media — 1.2%
Charter Communications, Inc., Class A *	36	12,354
Comcast Corp., Class A	594	20,754
		33,108
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	100	3,788
Nucor Corp.	31	4,070
		7,858
Multiline Retail — 0.1%
Target Corp.	25	3,723
Multi-Utilities — 1.4%
Ameren Corp.	81	7,241
CenterPoint Energy, Inc.	278	8,333
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
Public Service Enterprise Group, Inc.	157	9,590
Sempra Energy	89	13,772
		38,936
Oil, Gas & Consumable Fuels — 4.9%
Chevron Corp.	67	11,953
ConocoPhillips	245	28,883
Coterra Energy, Inc.	195	4,796
Diamondback Energy, Inc.	121	16,498
EOG Resources, Inc.	132	17,100
Exxon Mobil Corp.	468	51,676
Phillips 66	40	4,190
		135,096
Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	384	27,627
Eli Lilly & Co.	85	31,203
Johnson & Johnson	150	26,445
Merck & Co., Inc.	185	20,520
Pfizer, Inc.	184	9,435
		115,230
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	25	2,594
Leidos Holdings, Inc.	72	7,623
		10,217
Road & Rail — 1.2%
CSX Corp.	173	5,360
Norfolk Southern Corp.	58	14,318
Uber Technologies, Inc. *	86	2,128
Union Pacific Corp.	49	10,147
		31,953
Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices, Inc. *	237	15,320
Analog Devices, Inc.	132	21,682
Broadcom, Inc.	9	4,942
Lam Research Corp.	48	20,197
Microchip Technology, Inc.	106	7,450
Micron Technology, Inc.	48	2,392
NVIDIA Corp.	176	25,721
NXP Semiconductors NV (China)	126	19,868
QUALCOMM, Inc.	32	3,558
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	75

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc.	45	3,962
Texas Instruments, Inc.	174	28,702
		153,794
Software — 8.1%
Adobe, Inc. *	60	20,215
Cadence Design Systems, Inc. *	22	3,526
DocuSign, Inc. *	55	3,062
Fortinet, Inc. *	57	2,799
Intuit, Inc.	43	16,697
Microsoft Corp.	687	164,795
Oracle Corp.	92	7,520
Salesforce, Inc. *	13	1,687
Workday, Inc., Class A *	36	6,035
		226,336
Specialty Retail — 3.6%
AutoNation, Inc. *	36	3,880
AutoZone, Inc. *	6	13,258
Best Buy Co., Inc.	122	9,808
Burlington Stores, Inc. *	25	5,099
Home Depot, Inc. (The)	52	16,543
Lowe's Cos., Inc.	142	28,192
O'Reilly Automotive, Inc. *	14	11,968
TJX Cos., Inc. (The)	110	8,762
Ulta Beauty, Inc. *	5	2,098
		99,608
Technology Hardware, Storage & Peripherals — 6.2%
Apple, Inc. (a)	1,251	162,598
Seagate Technology Holdings plc	159	8,340
		170,938
Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B	134	15,701
Tobacco — 0.8%
Altria Group, Inc.	197	9,002
Philip Morris International, Inc.	127	12,826
		21,828
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	94	13,200
Total Common Stocks (Cost $2,761,058)		2,660,396
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 3.3%
Put Options Purchased — 3.3%
Index Funds — 3.3%
S&P 500 Index
2/28/2023 at USD 3,855.00, European Style
Notional Amount: USD 2,694,945
Counterparty: Exchange traded * (Cost $59,266)	7,019	91,914
	SHARES (000)
Short-Term Investments — 1.1%
Investment Companies — 1.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c) (Cost $31,132)	31,132	31,132
Total Investments — 100.2% (Cost $2,851,456)		2,783,442
Liabilities in Excess of Other Assets — (0.2)%		(5,628)
NET ASSETS — 100.0%		2,777,814

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Large Cap Funds	December 31, 2022

Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	175	03/17/2023	USD	33,788	63

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of December 31, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange traded	7,019	USD 2,694,945	USD 4,320.00	2/28/2023	(4,738)
Written Put Options Contracts as of December 31, 2022(amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange traded	7,019	USD 2,694,945	USD 3,250.00	2/28/2023	(6,913)
Total Written Options Contracts (Premiums Received $57,744)						(11,651)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	77

JPMorgan Large Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 91.6%
Air Freight & Logistics — 1.3%
United Parcel Service, Inc., Class B	2,802	487,016
Automobiles — 1.4%
Tesla, Inc. *	4,175	514,229
Banks — 0.7%
SVB Financial Group *	1,149	264,366
Beverages — 4.0%
Coca-Cola Co. (The)	15,548	989,034
Monster Beverage Corp. *	4,633	470,375
		1,459,409
Biotechnology — 9.2%
AbbVie, Inc.	8,210	1,326,810
Alnylam Pharmaceuticals, Inc. *	725	172,374
Amgen, Inc.	2,606	684,362
Exact Sciences Corp. *	1,578	78,140
Moderna, Inc. *	172	30,895
Regeneron Pharmaceuticals, Inc. *	1,302	939,632
Seagen, Inc. *	1,450	186,269
		3,418,482
Building Products — 0.9%
Trane Technologies plc	2,033	341,720
Capital Markets — 4.4%
Blackstone, Inc.	2,585	191,791
Charles Schwab Corp. (The)	11,001	915,884
Morgan Stanley	4,502	382,777
MSCI, Inc.	315	146,487
		1,636,939
Chemicals — 0.7%
Sherwin-Williams Co. (The)	999	237,096
Consumer Finance — 0.2%
Capital One Financial Corp.	868	80,703
Electrical Equipment — 0.6%
Rockwell Automation, Inc.	777	200,226
Electronic Equipment, Instruments & Components — 1.2%
Amphenol Corp., Class A	5,926	451,175
Health Care Equipment & Supplies — 1.1%
Dexcom, Inc. * (a)	1,308	148,160
Intuitive Surgical, Inc. *	1,021	270,903
		419,063
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 8.3%
CVS Health Corp.	5,744	535,306
HCA Healthcare, Inc.	2,667	640,028
McKesson Corp.	2,601	975,808
UnitedHealth Group, Inc.	1,761	933,308
		3,084,450
Hotels, Restaurants & Leisure — 2.0%
Airbnb, Inc., Class A *	805	68,811
Chipotle Mexican Grill, Inc. *	168	233,792
Marriott International, Inc., Class A	3,033	451,609
		754,212
Interactive Media & Services — 3.4%
Alphabet, Inc., Class C *	13,358	1,185,264
Match Group, Inc. *	460	19,082
Meta Platforms, Inc., Class A *	387	46,554
Snap, Inc., Class A *	440	3,940
		1,254,840
Internet & Direct Marketing Retail — 3.1%
Amazon.com, Inc. *	11,043	927,584
Etsy, Inc. * (a)	638	76,363
MercadoLibre, Inc. (Brazil) *	173	146,840
		1,150,787
IT Services — 3.9%
Automatic Data Processing, Inc.	2,251	537,646
Block, Inc., Class A *	162	10,161
Cognizant Technology Solutions Corp., Class A	4,534	259,277
International Business Machines Corp.	4,156	585,568
MongoDB, Inc. *	213	41,966
Shopify, Inc., Class A (Canada) *	53	1,840
		1,436,458
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.	213	117,506
Machinery — 3.6%
Deere & Co.	3,071	1,316,688
Media — 0.4%
Trade Desk, Inc. (The), Class A *	3,235	145,032
Metals & Mining — 1.6%
Freeport-McMoRan, Inc.	15,586	592,283
Multiline Retail — 0.6%
Target Corp.	1,543	229,974
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — 3.3%
Cheniere Energy, Inc.	1,567	234,940
ConocoPhillips	8,468	999,235
		1,234,175
Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	426	105,650
Pharmaceuticals — 3.1%
Eli Lilly & Co.	3,164	1,157,456
Professional Services — 1.2%
Equifax, Inc.	518	100,690
Verisk Analytics, Inc.	2,000	352,878
		453,568
Semiconductors & Semiconductor Equipment — 4.4%
Advanced Micro Devices, Inc. *	5,782	374,527
ASML Holding NV (Registered), NYRS (Netherlands)	436	238,394
Enphase Energy, Inc. * (a)	525	139,272
Lam Research Corp.	338	141,926
NVIDIA Corp.	2,900	423,776
Texas Instruments, Inc.	1,853	306,103
		1,623,998
Software — 12.0%
HubSpot, Inc. *	44	12,722
Intuit, Inc.	791	308,089
Microsoft Corp.	10,557	2,531,681
Oracle Corp.	10,321	843,661
Salesforce, Inc. *	1,661	220,175
Synopsys, Inc. *	1,430	456,454
Workday, Inc., Class A *	318	53,211
		4,425,993
Specialty Retail — 5.6%
AutoZone, Inc. *	453	1,116,950
Lowe's Cos., Inc.	4,858	967,983
		2,084,933
Technology Hardware, Storage & Peripherals — 8.2%
Apple, Inc.	23,496	3,052,795
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.6%
Tapestry, Inc.	5,704	217,217
Total Common Stocks (Cost $28,093,908)		33,948,439
Short-Term Investments — 8.3%
Investment Companies — 8.2%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $3,033,674)	3,033,205	3,034,722
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	16,800	16,805
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	19,665	19,665
Total Investment of Cash Collateral from Securities Loaned (Cost $36,469)		36,470
Total Short-Term Investments (Cost $3,070,143)		3,071,192
Total Investments — 99.9% (Cost $31,164,051)		37,019,631
Other Assets Less Liabilities — 0.1%		38,739
NET ASSETS — 100.0%		37,058,370

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $35,665.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	79

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.9%
Aerospace & Defense — 2.2%
Raytheon Technologies Corp.	736	74,307
Air Freight & Logistics — 1.2%
FedEx Corp.	218	37,723
GXO Logistics, Inc. *	77	3,283
		41,006
Airlines — 1.1%
Delta Air Lines, Inc. *	1,147	37,677
Banks — 10.1%
Bank of America Corp.	2,235	74,013
Citigroup, Inc.	1,140	51,576
Fifth Third Bancorp	1,413	46,361
US Bancorp	1,506	65,698
Wells Fargo & Co.	2,716	112,131
		349,779
Beverages — 0.8%
Coca-Cola Co. (The)	216	13,715
Keurig Dr Pepper, Inc.	353	12,602
		26,317
Biotechnology — 7.0%
AbbVie, Inc.	482	77,831
Biogen, Inc. *	59	16,366
BioMarin Pharmaceutical, Inc. *	287	29,733
Regeneron Pharmaceuticals, Inc. *	123	88,959
Vertex Pharmaceuticals, Inc. *	95	27,290
		240,179
Building Products — 1.0%
Carrier Global Corp.	836	34,506
Capital Markets — 2.2%
BlackRock, Inc.	25	17,716
Intercontinental Exchange, Inc.	199	20,374
Morgan Stanley	205	17,463
Raymond James Financial, Inc.	183	19,543
		75,096
Chemicals — 2.6%
Axalta Coating Systems Ltd. *	692	17,640
Chemours Co. (The)	1,240	37,969
PPG Industries, Inc.	274	34,428
		90,037
Consumer Finance — 1.0%
American Express Co.	227	33,613
INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 0.5%
Sealed Air Corp.	329	16,415
Diversified Financial Services — 2.9%
Berkshire Hathaway, Inc., Class B *	320	98,724
Electric Utilities — 1.5%
NextEra Energy, Inc.	638	53,337
Electrical Equipment — 0.8%
Rockwell Automation, Inc.	101	25,912
Equity Real Estate Investment Trusts (REITs) — 4.5%
Equity LifeStyle Properties, Inc.	879	56,770
Prologis, Inc.	289	32,613
SBA Communications Corp.	76	21,304
Ventas, Inc.	980	44,141
		154,828
Food & Staples Retailing — 3.7%
BJ's Wholesale Club Holdings, Inc. *	389	25,736
Performance Food Group Co. *	536	31,309
US Foods Holding Corp. *	1,128	38,355
Walmart, Inc.	224	31,761
		127,161
Food Products — 1.8%
Bunge Ltd.	279	27,856
Lamb Weston Holdings, Inc.	192	17,183
Mondelez International, Inc., Class A	276	18,375
		63,414
Health Care Equipment & Supplies — 1.5%
Baxter International, Inc.	638	32,509
Zimmer Biomet Holdings, Inc.	151	19,227
		51,736
Health Care Providers & Services — 3.4%
Cardinal Health, Inc.	262	20,102
Centene Corp. *	919	75,408
CVS Health Corp.	240	22,328
		117,838
Hotels, Restaurants & Leisure — 1.1%
Domino's Pizza, Inc.	19	6,547
Royal Caribbean Cruises Ltd. *	514	25,387
Yum! Brands, Inc.	55	7,083
		39,017
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 0.8%
DR Horton, Inc.	214	19,103
KB Home	290	9,236
		28,339
Industrial Conglomerates — 1.4%
Honeywell International, Inc.	231	49,546
Insurance — 2.5%
Hartford Financial Services Group, Inc. (The)	355	26,882
Progressive Corp. (The)	445	57,747
		84,629
Interactive Media & Services — 2.4%
Alphabet, Inc., Class C *	366	32,466
Meta Platforms, Inc., Class A *	423	50,880
		83,346
IT Services — 0.9%
Fiserv, Inc. *	159	16,050
FleetCor Technologies, Inc. *	86	15,925
		31,975
Machinery — 3.4%
AGCO Corp.	139	19,236
Deere & Co.	90	38,417
Parker-Hannifin Corp.	132	38,558
Stanley Black & Decker, Inc.	294	22,099
		118,310
Media — 4.2%
Charter Communications, Inc., Class A *	279	94,643
Comcast Corp., Class A	1,431	50,038
		144,681
Metals & Mining — 2.8%
Alcoa Corp.	942	42,824
Freeport-McMoRan, Inc.	1,392	52,915
		95,739
Multi-Utilities — 3.9%
Ameren Corp.	592	52,676
CenterPoint Energy, Inc.	1,393	41,782
Public Service Enterprise Group, Inc.	636	38,962
		133,420
Oil, Gas & Consumable Fuels — 10.3%
Chevron Corp.	486	87,268
Diamondback Energy, Inc.	363	49,651
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
EOG Resources, Inc.	196	25,438
EQT Corp.	461	15,575
Exxon Mobil Corp.	703	77,574
Hess Corp.	575	81,575
Pioneer Natural Resources Co.	76	17,335
		354,416
Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	1,765	127,005
Elanco Animal Health, Inc. *	1,117	13,651
Pfizer, Inc.	647	33,142
		173,798
Road & Rail — 0.8%
CSX Corp.	684	21,197
Knight-Swift Transportation Holdings, Inc.	131	6,834
		28,031
Semiconductors & Semiconductor Equipment — 1.4%
NXP Semiconductors NV (China)	212	33,565
Qorvo, Inc. *	172	15,563
		49,128
Software — 0.3%
Oracle Corp.	131	10,708
Specialty Retail — 0.9%
Lowe's Cos., Inc.	153	30,404
Technology Hardware, Storage & Peripherals — 0.9%
Seagate Technology Holdings plc	618	32,508
Textiles, Apparel & Luxury Goods — 1.8%
Kontoor Brands, Inc.	436	17,427
Tapestry, Inc.	1,188	45,250
		62,677
Tobacco — 1.2%
Philip Morris International, Inc.	406	41,051
Trading Companies & Distributors — 1.1%
WESCO International, Inc. *	316	39,563
Total Common Stocks (Cost $2,984,610)		3,343,168
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	81

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.0%
Investment Companies — 3.0%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $101,321)	101,282	101,333
Total Investments — 99.9% (Cost $3,085,931)		3,444,501
Other Assets Less Liabilities — 0.1%		4,520
NET ASSETS — 100.0%		3,449,021

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan U.S. Applied Data Science Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%
Aerospace & Defense — 1.4%
Northrop Grumman Corp.	5	2,590
Auto Components — 0.5%
Lear Corp.	7	930
Banks — 8.6%
Bank of America Corp.	121	4,019
Citigroup, Inc.	48	2,185
Citizens Financial Group, Inc.	36	1,415
M&T Bank Corp.	13	1,927
PNC Financial Services Group, Inc. (The)	17	2,651
Wells Fargo & Co.	94	3,880
Western Alliance Bancorp	3	164
		16,241
Beverages — 2.2%
Coca-Cola Co. (The)	64	4,104
Biotechnology — 2.5%
AbbVie, Inc.	16	2,692
Vertex Pharmaceuticals, Inc. *	7	1,987
		4,679
Building Products — 1.9%
Johnson Controls International plc	27	1,711
Trane Technologies plc	11	1,883
		3,594
Capital Markets — 5.2%
BlackRock, Inc.	5	3,750
CME Group, Inc.	6	910
Morgan Stanley	45	3,840
T. Rowe Price Group, Inc.	13	1,397
		9,897
Chemicals — 2.9%
Axalta Coating Systems Ltd. *	76	1,935
DuPont de Nemours, Inc.	27	1,842
Linde plc (United Kingdom)	5	1,686
		5,463
Consumer Finance — 1.2%
Ally Financial, Inc.	27	659
Capital One Financial Corp.	6	579
Synchrony Financial	31	1,006
		2,244
Containers & Packaging — 0.6%
Berry Global Group, Inc.	18	1,076
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B *	8	2,333
Diversified Telecommunication Services — 1.7%
Verizon Communications, Inc.	83	3,261
Electric Utilities — 4.7%
Constellation Energy Corp.	16	1,358
Exelon Corp.	47	2,047
NextEra Energy, Inc.	67	5,565
		8,970
Electrical Equipment — 2.3%
Eaton Corp. plc	27	4,286
Equity Real Estate Investment Trusts (REITs) — 2.9%
Host Hotels & Resorts, Inc.	46	732
Prologis, Inc.	36	4,058
Ventas, Inc.	17	785
		5,575
Food & Staples Retailing — 0.6%
Sysco Corp.	16	1,190
Food Products — 1.9%
Mondelez International, Inc., Class A	41	2,719
Tyson Foods, Inc., Class A	14	869
		3,588
Health Care Equipment & Supplies — 2.0%
Becton Dickinson and Co.	5	1,190
Medtronic plc	34	2,663
		3,853
Health Care Providers & Services — 5.1%
Centene Corp. *	22	1,775
Cigna Corp.	11	3,681
Elevance Health, Inc.	5	2,508
UnitedHealth Group, Inc.	3	1,640
		9,604
Hotels, Restaurants & Leisure — 0.8%
Expedia Group, Inc. *	7	638
Royal Caribbean Cruises Ltd. *	5	225
Travel + Leisure Co.	18	654
		1,517
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	83

JPMorgan U.S. Applied Data Science Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 0.6%
PulteGroup, Inc.	8	362
Whirlpool Corp.	6	805
		1,167
Household Products — 1.4%
Procter & Gamble Co. (The)	13	1,959
Spectrum Brands Holdings, Inc.	12	755
		2,714
Industrial Conglomerates — 0.6%
Honeywell International, Inc.	5	1,095
Insurance — 3.1%
Loews Corp.	44	2,588
Travelers Cos., Inc. (The)	18	3,324
		5,912
Interactive Media & Services — 3.1%
Alphabet, Inc., Class C *	35	3,081
Meta Platforms, Inc., Class A *	23	2,778
		5,859
IT Services — 2.2%
Amdocs Ltd.	12	1,099
Fidelity National Information Services, Inc.	12	814
Fiserv, Inc. *	7	689
Mastercard, Inc., Class A	3	1,098
SS&C Technologies Holdings, Inc.	8	399
		4,099
Life Sciences Tools & Services — 1.3%
Agilent Technologies, Inc.	11	1,600
Danaher Corp.	3	877
		2,477
Machinery — 3.6%
Deere & Co.	3	1,358
Dover Corp.	19	2,651
Parker-Hannifin Corp.	10	2,793
		6,802
Media — 1.5%
Charter Communications, Inc., Class A *	3	829
Comcast Corp., Class A	59	2,074
		2,903
Multiline Retail — 0.6%
Target Corp.	8	1,180
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 1.7%
Ameren Corp.	12	1,058
CMS Energy Corp.	19	1,232
WEC Energy Group, Inc.	10	912
		3,202
Oil, Gas & Consumable Fuels — 8.9%
Cheniere Energy, Inc.	13	1,885
ConocoPhillips	47	5,490
Coterra Energy, Inc.	46	1,138
EOG Resources, Inc.	26	3,372
Exxon Mobil Corp.	34	3,804
Phillips 66	12	1,269
		16,958
Pharmaceuticals — 7.1%
Bristol-Myers Squibb Co.	64	4,625
Eli Lilly & Co.	6	2,198
Jazz Pharmaceuticals plc *	9	1,383
Johnson & Johnson	13	2,271
Merck & Co., Inc.	17	1,941
Pfizer, Inc.	20	1,021
		13,439
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	7	780
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A *	17	1,320
Road & Rail — 3.1%
CSX Corp.	65	2,014
Norfolk Southern Corp.	16	3,842
		5,856
Semiconductors & Semiconductor Equipment — 3.5%
Analog Devices, Inc.	15	2,380
NXP Semiconductors NV (China)	5	786
QUALCOMM, Inc.	7	797
Texas Instruments, Inc.	16	2,727
		6,690
Software — 0.9%
Microsoft Corp.	7	1,766
Specialty Retail — 3.1%
AutoZone, Inc. *	1	2,496
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Lowe's Cos., Inc.	6	1,213
O'Reilly Automotive, Inc. *	3	2,266
		5,975
Technology Hardware, Storage & Peripherals — 0.2%
Xerox Holdings Corp.	28	405
Tobacco — 1.1%
Altria Group, Inc.	44	2,015
Total Common Stocks (Cost $162,519)		187,609
Short-Term Investments — 1.1%
Investment Companies — 1.1%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $2,150)	2,149	2,151
Total Investments — 100.0% (Cost $164,669)		189,760
Other Assets Less Liabilities — 0.0% ^		58
NET ASSETS — 100.0%		189,818

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	10	03/17/2023	USD	1,931	(45)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	85

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%
Aerospace & Defense — 1.5%
Northrop Grumman Corp.	532	290,323
Automobiles — 1.5%
Tesla, Inc. *	2,345	288,867
Banks — 4.4%
Truist Financial Corp.	10,175	437,843
US Bancorp	5,619	245,021
Wells Fargo & Co.	3,935	162,473
		845,337
Beverages — 2.5%
Coca-Cola Co. (The)	7,540	479,628
Biotechnology — 7.1%
AbbVie, Inc.	4,286	692,700
Regeneron Pharmaceuticals, Inc. *	613	442,530
Vertex Pharmaceuticals, Inc. *	784	226,301
		1,361,531
Building Products — 1.6%
Trane Technologies plc	1,831	307,761
Capital Markets — 5.7%
Ameriprise Financial, Inc.	829	258,084
Morgan Stanley (a)	5,312	451,647
S&P Global, Inc.	1,189	398,213
		1,107,944
Chemicals — 2.3%
Eastman Chemical Co.	2,157	175,699
PPG Industries, Inc.	2,206	277,394
		453,093
Construction Materials — 1.1%
Vulcan Materials Co.	1,223	214,082
Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	5,806	228,745
Electric Utilities — 5.0%
NextEra Energy, Inc.	8,115	678,443
PG&E Corp. * (a)	5,570	90,563
Xcel Energy, Inc.	2,898	203,153
		972,159
Electrical Equipment — 2.3%
Eaton Corp. plc	2,824	443,202
Energy Equipment & Services — 2.1%
Baker Hughes Co.	13,758	406,269
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 3.0%
Prologis, Inc.	5,114	576,510
Health Care Equipment & Supplies — 3.0%
Boston Scientific Corp. *	8,550	395,617
Intuitive Surgical, Inc. *	727	192,835
		588,452
Health Care Providers & Services — 3.6%
UnitedHealth Group, Inc.	1,312	695,360
Hotels, Restaurants & Leisure — 2.9%
Marriott International, Inc., Class A	748	111,395
McDonald's Corp.	1,722	453,821
		565,216
Insurance — 0.8%
Progressive Corp. (The)	1,155	149,802
Interactive Media & Services — 5.0%
Alphabet, Inc., Class A *	10,232	902,813
Meta Platforms, Inc., Class A *	533	64,130
		966,943
Internet & Direct Marketing Retail — 3.1%
Amazon.com, Inc. *	7,242	608,364
IT Services — 3.0%
Mastercard, Inc., Class A	1,642	570,826
Machinery — 1.7%
Deere & Co.	786	336,985
Multiline Retail — 1.7%
Dollar General Corp.	1,334	328,602
Oil, Gas & Consumable Fuels — 3.0%
ConocoPhillips	2,677	315,861
Pioneer Natural Resources Co.	1,130	258,072
		573,933
Pharmaceuticals — 2.4%
Bristol-Myers Squibb Co.	6,312	454,172
Professional Services — 0.8%
Leidos Holdings, Inc.	1,437	151,183
Road & Rail — 3.1%
Norfolk Southern Corp.	1,469	361,903
Uber Technologies, Inc. *	9,803	242,441
		604,344
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — 6.5%
Advanced Micro Devices, Inc. *	3,379	218,857
ASML Holding NV (Registered), NYRS (Netherlands)	256	140,248
NVIDIA Corp.	1,240	181,171
NXP Semiconductors NV (China)	3,614	571,106
Teradyne, Inc. (a)	1,720	150,237
		1,261,619
Software — 9.6%
Intuit, Inc.	472	183,792
Microsoft Corp.	6,062	1,453,810
Oracle Corp.	2,569	209,944
		1,847,546
Specialty Retail — 2.3%
Lowe's Cos., Inc.	1,192	237,430
TJX Cos., Inc. (The)	2,580	205,397
		442,827
Technology Hardware, Storage & Peripherals — 4.5%
Apple, Inc.	6,705	871,121
Textiles, Apparel & Luxury Goods — 1.2%
NIKE, Inc., Class B	1,939	226,913
Total Common Stocks (Cost $13,939,283)		19,219,659
Short-Term Investments — 0.7%
Investment Companies — 0.4%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $67,811)	67,795	67,829
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	59,999	60,017
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	81	81
Total Investment of Cash Collateral from Securities Loaned (Cost $60,084)		60,098
Total Short-Term Investments (Cost $127,895)		127,927
Total Investments — 100.2% (Cost $14,067,178)		19,347,586
Liabilities in Excess of Other Assets — (0.2)%		(43,115)
NET ASSETS — 100.0%		19,304,471

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $55,846.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	87

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%
Aerospace & Defense — 1.1%
Howmet Aerospace, Inc.	103	4,067
Textron, Inc.	82	5,806
		9,873
Air Freight & Logistics — 0.4%
FedEx Corp.	23	4,053
Airlines — 0.3%
Southwest Airlines Co. *	74	2,488
Automobiles — 1.9%
Tesla, Inc. *	141	17,351
Beverages — 2.6%
Coca-Cola Co. (The)	80	5,133
Monster Beverage Corp. *	51	5,148
PepsiCo, Inc.	76	13,712
		23,993
Biotechnology — 4.4%
AbbVie, Inc.	82	13,277
BioMarin Pharmaceutical, Inc. *	21	2,215
Neurocrine Biosciences, Inc. *	24	2,819
Regeneron Pharmaceuticals, Inc. *	9	6,782
Sarepta Therapeutics, Inc. *	25	3,226
Seagen, Inc. *	25	3,187
Vertex Pharmaceuticals, Inc. *	32	9,097
		40,603
Building Products — 1.2%
Masco Corp.	49	2,296
Trane Technologies plc	53	8,858
		11,154
Capital Markets — 1.2%
Charles Schwab Corp. (The)	80	6,678
S&P Global, Inc.	15	4,890
		11,568
Chemicals — 1.6%
Eastman Chemical Co.	49	3,958
Linde plc (United Kingdom)	21	6,980
Sherwin-Williams Co. (The)	17	3,940
		14,878
Commercial Services & Supplies — 0.8%
Waste Management, Inc.	46	7,216
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 0.5%
Quanta Services, Inc.	30	4,275
Consumer Finance — 0.5%
American Express Co.	16	2,334
Capital One Financial Corp.	25	2,352
		4,686
Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc. *	22	1,376
Electronic Equipment, Instruments & Components — 0.8%
Keysight Technologies, Inc. *	44	7,527
Entertainment — 1.6%
Electronic Arts, Inc.	49	5,926
Netflix, Inc. *	30	8,898
		14,824
Equity Real Estate Investment Trusts (REITs) — 1.8%
Equinix, Inc.	4	2,555
Host Hotels & Resorts, Inc.	171	2,746
Prologis, Inc.	79	8,973
SBA Communications Corp.	10	2,747
		17,021
Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	21	9,541
US Foods Holding Corp. *	107	3,640
		13,181
Food Products — 0.4%
Hershey Co. (The)	15	3,520
Health Care Equipment & Supplies — 1.3%
Align Technology, Inc. *	12	2,489
Boston Scientific Corp. *	206	9,536
		12,025
Health Care Providers & Services — 4.5%
Elevance Health, Inc.	15	7,849
Humana, Inc.	14	7,196
UnitedHealth Group, Inc.	50	26,403
		41,448
Hotels, Restaurants & Leisure — 3.3%
Booking Holdings, Inc. *	2	3,325
Chipotle Mexican Grill, Inc. *	5	7,839
Domino's Pizza, Inc.	8	2,910
Expedia Group, Inc. *	48	4,205
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Hilton Worldwide Holdings, Inc.	31	3,905
McDonald's Corp.	21	5,481
Yum! Brands, Inc.	22	2,805
		30,470
Industrial Conglomerates — 0.8%
Honeywell International, Inc.	35	7,458
Insurance — 0.8%
Arch Capital Group Ltd. *	82	5,148
Travelers Cos., Inc. (The)	15	2,812
		7,960
Interactive Media & Services — 5.4%
Alphabet, Inc., Class A *	237	20,902
Alphabet, Inc., Class C *	231	20,497
Meta Platforms, Inc., Class A *	74	8,929
		50,328
Internet & Direct Marketing Retail — 4.2%
Amazon.com, Inc. *	466	39,144
IT Services — 5.0%
Accenture plc, Class A	12	3,122
Amdocs Ltd.	46	4,173
Mastercard, Inc., Class A	105	36,494
Visa, Inc., Class A	14	3,033
		46,822
Life Sciences Tools & Services — 2.7%
Agilent Technologies, Inc.	37	5,477
IQVIA Holdings, Inc. *	27	5,573
Thermo Fisher Scientific, Inc.	22	12,390
Waters Corp. *	6	1,953
		25,393
Machinery — 1.4%
Deere & Co.	7	2,873
Ingersoll Rand, Inc.	64	3,354
Otis Worldwide Corp.	36	2,827
Parker-Hannifin Corp.	15	4,307
		13,361
Media — 0.6%
Charter Communications, Inc., Class A *	18	6,087
Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	129	4,898
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 1.9%
Cheniere Energy, Inc.	53	7,933
Diamondback Energy, Inc.	20	2,736
EOG Resources, Inc.	51	6,631
		17,300
Pharmaceuticals — 0.9%
Zoetis, Inc.	56	8,251
Real Estate Management & Development — 0.3%
Jones Lang LaSalle, Inc. *	18	2,901
Road & Rail — 1.8%
CSX Corp.	255	7,894
Norfolk Southern Corp.	14	3,499
Uber Technologies, Inc. *	200	4,953
		16,346
Semiconductors & Semiconductor Equipment — 6.4%
Advanced Micro Devices, Inc. *	136	8,796
Lam Research Corp.	19	7,944
NVIDIA Corp.	79	11,501
NXP Semiconductors NV (China)	46	7,348
QUALCOMM, Inc.	88	9,686
Teradyne, Inc.	47	4,105
Texas Instruments, Inc.	59	9,781
		59,161
Software — 16.8%
Adobe, Inc. *	7	2,541
Autodesk, Inc. *	20	3,793
Cadence Design Systems, Inc. *	75	11,984
Dropbox, Inc., Class A *	194	4,340
HubSpot, Inc. *	3	896
Intuit, Inc.	39	15,238
Microsoft Corp.	388	93,074
Oracle Corp.	53	4,316
Palo Alto Networks, Inc. *	70	9,712
ServiceNow, Inc. *	7	2,718
Workday, Inc., Class A *	46	7,647
		156,259
Specialty Retail — 3.9%
Bath & Body Works, Inc.	89	3,738
Best Buy Co., Inc.	54	4,347
Burlington Stores, Inc. *	27	5,596
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	89

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Lowe's Cos., Inc.	77	15,282
O'Reilly Automotive, Inc. *	9	7,259
		36,222
Technology Hardware, Storage & Peripherals — 10.8%
Apple, Inc.	676	87,871
Hewlett Packard Enterprise Co.	187	2,978
Pure Storage, Inc., Class A *	122	3,262
Seagate Technology Holdings plc	117	6,182
		100,293
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	61	7,184
Tobacco — 0.7%
Philip Morris International, Inc.	64	6,437
Total Common Stocks (Cost $667,309)		905,335
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.5%
Investment Companies — 2.5%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $23,557)	23,548	23,559
Total Investments — 99.9% (Cost $690,866)		928,894
Other Assets Less Liabilities — 0.1%		713
NET ASSETS — 100.0%		929,607

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	124	03/17/2023	USD	23,941	(1,096)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 125.0%
Common Stocks — 123.4%
Aerospace & Defense — 3.5%
Howmet Aerospace, Inc.	347	13,676
Northrop Grumman Corp. (a)	25	13,732
Raytheon Technologies Corp.	169	17,030
TransDigm Group, Inc.	2	1,387
		45,825
Air Freight & Logistics — 0.7%
United Parcel Service, Inc., Class B	55	9,534
Banks — 3.4%
Bank of America Corp. (a)	120	3,985
Fifth Third Bancorp	155	5,092
M&T Bank Corp.	12	1,723
Truist Financial Corp.	209	8,992
US Bancorp	58	2,515
Wells Fargo & Co. (a)	517	21,362
		43,669
Beverages — 4.2%
Coca-Cola Co. (The) (a)	218	13,878
Constellation Brands, Inc., Class A	45	10,562
Monster Beverage Corp. *	154	15,601
PepsiCo, Inc. (a)	79	14,228
		54,269
Biotechnology — 6.7%
AbbVie, Inc. (a)	227	36,676
Biogen, Inc. *	45	12,407
BioMarin Pharmaceutical, Inc. *	73	7,539
Neurocrine Biosciences, Inc. *	23	2,706
Regeneron Pharmaceuticals, Inc. *	18	13,127
Sarepta Therapeutics, Inc. *	23	3,011
Vertex Pharmaceuticals, Inc. *	39	11,358
		86,824
Building Products — 1.0%
Trane Technologies plc	80	13,386
Capital Markets — 4.9%
Charles Schwab Corp. (The)	189	15,736
CME Group, Inc.	96	16,195
Morgan Stanley (a)	148	12,556
Raymond James Financial, Inc.	71	7,537
S&P Global, Inc.	33	11,153
		63,177
INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 2.7%
Air Products and Chemicals, Inc.	33	10,278
Dow, Inc.	13	629
Eastman Chemical Co.	43	3,520
Linde plc (United Kingdom)	50	16,320
Sherwin-Williams Co. (The)	19	4,476
		35,223
Commercial Services & Supplies — 0.4%
Waste Connections, Inc.	39	5,200
Communications Equipment — 0.1%
Juniper Networks, Inc.	39	1,255
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	24	8,062
Consumer Finance — 0.3%
American Express Co.	25	3,674
Electric Utilities — 2.5%
NextEra Energy, Inc.	240	20,088
PG&E Corp. *	631	10,251
PPL Corp.	69	2,017
		32,356
Electrical Equipment — 1.3%
Eaton Corp. plc	106	16,594
Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	59	1,870
Keysight Technologies, Inc. *	45	7,701
		9,571
Energy Equipment & Services — 0.7%
Baker Hughes Co. (a)	304	8,963
Entertainment — 2.2%
Endeavor Group Holdings, Inc., Class A *	475	10,717
Netflix, Inc. *	50	14,621
Take-Two Interactive Software, Inc. *	34	3,509
		28,847
Equity Real Estate Investment Trusts (REITs) — 2.8%
American Homes 4 Rent, Class A	90	2,699
Prologis, Inc.	119	13,441
SBA Communications Corp.	13	3,778
Sun Communities, Inc.	65	9,291
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	91

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
UDR, Inc.	80	3,113
Ventas, Inc.	76	3,419
		35,741
Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	28	12,940
Food Products — 0.8%
Hershey Co. (The)	22	4,963
Mondelez International, Inc., Class A (a)	77	5,137
		10,100
Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	70	7,694
Boston Scientific Corp. * (a)	380	17,576
Intuitive Surgical, Inc. *	41	10,767
Stryker Corp.	23	5,759
		41,796
Health Care Providers & Services — 3.9%
Humana, Inc.	7	3,777
UnitedHealth Group, Inc. (a)	88	46,407
		50,184
Hotels, Restaurants & Leisure — 4.6%
Booking Holdings, Inc. *	6	12,511
Chipotle Mexican Grill, Inc. *	10	13,181
Hilton Worldwide Holdings, Inc.	60	7,581
McDonald's Corp. (a)	45	11,945
Yum! Brands, Inc. (a)	117	14,941
		60,159
Household Products — 1.1%
Colgate-Palmolive Co.	67	5,244
Procter & Gamble Co. (The) (a)	56	8,510
		13,754
Industrial Conglomerates — 1.8%
Honeywell International, Inc. (a)	110	23,639
Insurance — 3.3%
Arthur J Gallagher & Co.	38	7,051
Globe Life, Inc.	75	9,070
Progressive Corp. (The) (a)	198	25,734
RenaissanceRe Holdings Ltd. (Bermuda)	7	1,261
		43,116
INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 4.3%
Alphabet, Inc., Class C *	84	7,441
Alphabet, Inc., Class A * (a)	308	27,185
Meta Platforms, Inc., Class A * (a)	175	21,062
		55,688
Internet & Direct Marketing Retail — 3.6%
Amazon.com, Inc. * (a)	555	46,645
IT Services — 5.0%
Automatic Data Processing, Inc.	35	8,353
Block, Inc., Class A *	19	1,197
FleetCor Technologies, Inc. *	10	1,907
Mastercard, Inc., Class A (a)	126	43,872
WEX, Inc. *	60	9,725
		65,054
Life Sciences Tools & Services — 2.6%
Danaher Corp.	28	7,551
Thermo Fisher Scientific, Inc.	49	26,884
		34,435
Machinery — 3.6%
Deere & Co. (a)	60	25,844
Dover Corp.	73	9,922
Ingersoll Rand, Inc.	209	10,892
		46,658
Media — 1.3%
Charter Communications, Inc., Class A * (a)	36	12,178
Comcast Corp., Class A (a)	133	4,656
		16,834
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	109	4,147
Multiline Retail — 0.3%
Dollar General Corp. (a)	14	3,367
Multi-Utilities — 2.1%
CenterPoint Energy, Inc.	152	4,573
Dominion Energy, Inc.	138	8,478
DTE Energy Co.	11	1,296
Public Service Enterprise Group, Inc.	170	10,407
Sempra Energy	16	2,422
		27,176
Oil, Gas & Consumable Fuels — 6.0%
ConocoPhillips (a)	147	17,345
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Diamondback Energy, Inc.	44	6,091
EOG Resources, Inc.	69	8,963
Exxon Mobil Corp. (a)	358	39,499
HF Sinclair Corp.	23	1,170
Kinder Morgan, Inc.	304	5,494
		78,562
Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	21	5,325
Pharmaceuticals — 3.4%
Bristol-Myers Squibb Co. (a)	263	18,922
Elanco Animal Health, Inc. *	263	3,216
Eli Lilly & Co. (a)	35	12,780
Johnson & Johnson	55	9,619
		44,537
Professional Services — 1.5%
Booz Allen Hamilton Holding Corp.	77	8,027
Leidos Holdings, Inc.	112	11,828
		19,855
Road & Rail — 2.5%
Canadian National Railway Co. (Canada)	21	2,472
CSX Corp.	125	3,874
Norfolk Southern Corp. (a)	41	10,176
Uber Technologies, Inc. *	278	6,877
Union Pacific Corp. (a)	45	9,321
		32,720
Semiconductors & Semiconductor Equipment — 8.9%
Advanced Micro Devices, Inc. *	247	15,986
Analog Devices, Inc. (a)	96	15,811
ASML Holding NV (Registered), NYRS (Netherlands)	21	11,258
Lam Research Corp.	3	1,168
Marvell Technology, Inc.	31	1,148
NVIDIA Corp. (a)	79	11,584
NXP Semiconductors NV (China)	248	39,196
Teradyne, Inc.	230	20,106
		116,257
Software — 9.2%
Coupa Software, Inc. *	36	2,891
DocuSign, Inc. *	42	2,327
Intuit, Inc.	41	15,957
Microsoft Corp. (a)	346	83,032
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
Roper Technologies, Inc.	20	8,582
Workday, Inc., Class A *	40	6,679
		119,468
Specialty Retail — 3.9%
AutoNation, Inc. *	23	2,513
AutoZone, Inc. *	1	1,206
Burlington Stores, Inc. *	73	14,797
Lowe's Cos., Inc. (a)	78	15,453
O'Reilly Automotive, Inc. * (a)	19	16,227
		50,196
Technology Hardware, Storage & Peripherals — 4.8%
Apple, Inc. (a)	386	50,205
Seagate Technology Holdings plc	212	11,141
Western Digital Corp. *	19	591
		61,937
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	40	4,661
Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc. *	86	11,979
Total Common Stocks (Cost $975,996)		1,603,359
Short-Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c)(Cost $20,742)	20,734	20,744
Total Long Positions (Cost $996,738)		1,624,103
Short Positions — (24.5)%
Common Stocks — (24.5)%
Aerospace & Defense — (1.3)%
Boeing Co. (The) *	(34)	(6,525)
General Dynamics Corp.	(6)	(1,392)
Hexcel Corp.	(23)	(1,350)
Huntington Ingalls Industries, Inc.	(21)	(4,744)
Lockheed Martin Corp.	(7)	(3,500)
		(17,511)
Air Freight & Logistics — (0.4)%
CH Robinson Worldwide, Inc.	(58)	(5,266)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	93

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Auto Components — (0.5)%
Autoliv, Inc. (Sweden)	(29)	(2,254)
BorgWarner, Inc.	(89)	(3,579)
		(5,833)
Automobiles — (0.3)%
Ford Motor Co.	(192)	(2,232)
General Motors Co.	(32)	(1,067)
		(3,299)
Banks — (0.7)%
Citizens Financial Group, Inc.	(33)	(1,289)
Comerica, Inc.	(24)	(1,631)
Huntington Bancshares, Inc.	(158)	(2,230)
KeyCorp	(132)	(2,303)
PNC Financial Services Group, Inc. (The)	(8)	(1,212)
Signature Bank	(9)	(1,050)
		(9,715)
Beverages — (0.1)%
Molson Coors Beverage Co., Class B	(36)	(1,877)
Biotechnology — (0.7)%
Amgen, Inc.	(7)	(1,739)
Gilead Sciences, Inc.	(25)	(2,136)
Moderna, Inc. *	(32)	(5,841)
		(9,716)
Building Products — (0.9)%
Allegion plc	(34)	(3,632)
Johnson Controls International plc	(98)	(6,260)
Masco Corp.	(25)	(1,163)
		(11,055)
Capital Markets — (0.9)%
BlackRock, Inc.	(2)	(998)
Coinbase Global, Inc., Class A *	(96)	(3,394)
Franklin Resources, Inc.	(123)	(3,233)
Nasdaq, Inc.	(20)	(1,250)
Northern Trust Corp.	(13)	(1,148)
T. Rowe Price Group, Inc.	(17)	(1,887)
		(11,910)
Chemicals — (0.2)%
Celanese Corp.	(13)	(1,284)
Westlake Corp.	(14)	(1,448)
		(2,732)
INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — (0.4)%
Cisco Systems, Inc.	(105)	(5,011)
Consumer Finance — (0.4)%
Capital One Financial Corp.	(36)	(3,396)
Synchrony Financial	(54)	(1,773)
		(5,169)
Containers & Packaging — (0.5)%
AptarGroup, Inc.	(17)	(1,876)
International Paper Co.	(118)	(4,082)
		(5,958)
Diversified Telecommunication Services — (0.5)%
AT&T, Inc.	(104)	(1,927)
Lumen Technologies, Inc.	(517)	(2,697)
Verizon Communications, Inc.	(36)	(1,406)
		(6,030)
Electric Utilities — (1.4)%
American Electric Power Co., Inc.	(33)	(3,106)
Duke Energy Corp.	(34)	(3,472)
Edison International	(61)	(3,917)
Evergy, Inc.	(22)	(1,381)
Eversource Energy	(27)	(2,245)
Exelon Corp.	(67)	(2,884)
Southern Co. (The)	(19)	(1,395)
		(18,400)
Electrical Equipment — (0.3)%
Acuity Brands, Inc.	(11)	(1,919)
Hubbell, Inc.	(6)	(1,342)
		(3,261)
Entertainment — (0.4)%
Electronic Arts, Inc.	(15)	(1,823)
ROBLOX Corp., Class A *	(48)	(1,374)
Warner Bros Discovery, Inc. *	(202)	(1,917)
		(5,114)
Equity Real Estate Investment Trusts (REITs) — (1.0)%
Extra Space Storage, Inc.	(27)	(3,940)
Iron Mountain, Inc.	(43)	(2,155)
Orion Office REIT, Inc.	—	—
Simon Property Group, Inc.	(42)	(4,876)
SL Green Realty Corp.	(56)	(1,905)
		(12,876)
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Food & Staples Retailing — (0.6)%
Kroger Co. (The)	(133)	(5,924)
Sysco Corp.	(30)	(2,310)
		(8,234)
Food Products — (0.7)%
Campbell Soup Co.	(80)	(4,550)
Conagra Brands, Inc.	(36)	(1,405)
General Mills, Inc.	(27)	(2,281)
Kraft Heinz Co. (The)	(18)	(719)
		(8,955)
Gas Utilities — (0.2)%
National Fuel Gas Co.	(38)	(2,404)
Health Care Equipment & Supplies — (0.2)%
Edwards Lifesciences Corp. *	(34)	(2,539)
Health Care Providers & Services — (0.6)%
CVS Health Corp.	(34)	(3,133)
Henry Schein, Inc. *	(51)	(4,092)
		(7,225)
Hotels, Restaurants & Leisure — (0.1)%
Starbucks Corp.	(19)	(1,877)
Household Durables — (0.2)%
Mohawk Industries, Inc. *	(15)	(1,501)
PulteGroup, Inc.	(15)	(701)
		(2,202)
Household Products — (0.5)%
Clorox Co. (The)	(35)	(4,936)
Kimberly-Clark Corp.	(14)	(1,915)
		(6,851)
Industrial Conglomerates — (1.0)%
3M Co.	(44)	(5,262)
General Electric Co.	(87)	(7,297)
		(12,559)
Insurance — (1.0)%
Allstate Corp. (The)	(33)	(4,528)
Hartford Financial Services Group, Inc. (The)	(19)	(1,468)
Kinsale Capital Group, Inc.	(9)	(2,268)
Principal Financial Group, Inc.	(39)	(3,224)
WR Berkley Corp.	(19)	(1,399)
		(12,887)
INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — (0.3)%
eBay, Inc.	(96)	(3,964)
IT Services — (0.8)%
Global Payments, Inc.	(16)	(1,612)
Jack Henry & Associates, Inc.	(7)	(1,283)
Paychex, Inc.	(27)	(3,057)
Western Union Co. (The)	(344)	(4,734)
		(10,686)
Life Sciences Tools & Services — (0.2)%
Waters Corp. *	(9)	(2,924)
Machinery — (1.5)%
Caterpillar, Inc.	(6)	(1,447)
Donaldson Co., Inc.	(66)	(3,903)
IDEX Corp.	(20)	(4,411)
Illinois Tool Works, Inc.	(17)	(3,717)
PACCAR, Inc.	(20)	(1,998)
Stanley Black & Decker, Inc.	(53)	(3,968)
		(19,444)
Media — (1.3)%
Interpublic Group of Cos., Inc. (The)	(98)	(3,267)
Omnicom Group, Inc.	(117)	(9,529)
Paramount Global, Class B	(246)	(4,148)
		(16,944)
Multiline Retail — (0.1)%
Kohl's Corp.	(49)	(1,230)
Multi-Utilities — (0.1)%
WEC Energy Group, Inc.	(19)	(1,790)
Oil, Gas & Consumable Fuels — (0.9)%
Devon Energy Corp.	(36)	(2,196)
Enbridge, Inc. (Canada)	(124)	(4,838)
Hess Corp.	(29)	(4,185)
		(11,219)
Pharmaceuticals — (0.1)%
Zoetis, Inc.	(8)	(1,147)
Professional Services — (0.4)%
Equifax, Inc.	(15)	(2,951)
TransUnion	(28)	(1,576)
Verisk Analytics, Inc.	(3)	(612)
		(5,139)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	95

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Semiconductors & Semiconductor Equipment — (1.3)%
Applied Materials, Inc.	(61)	(5,960)
Intel Corp.	(136)	(3,601)
Microchip Technology, Inc.	(49)	(3,417)
QUALCOMM, Inc.	(21)	(2,282)
Skyworks Solutions, Inc.	(15)	(1,337)
		(16,597)
Software — (0.3)%
Ceridian HCM Holding, Inc. *	(33)	(2,141)
Paycom Software, Inc. *	(6)	(1,824)
		(3,965)
Specialty Retail — (0.2)%
Advance Auto Parts, Inc.	(10)	(1,431)
CarMax, Inc. *	(19)	(1,198)
		(2,629)
Technology Hardware, Storage & Peripherals — (0.7)%
Hewlett Packard Enterprise Co.	(387)	(6,172)
HP, Inc.	(47)	(1,262)
NetApp, Inc.	(23)	(1,366)
Xerox Holdings Corp.	(51)	(749)
		(9,549)
Textiles, Apparel & Luxury Goods — (0.1)%
VF Corp.	(40)	(1,117)
Trading Companies & Distributors — (0.2)%
Fastenal Co.	(67)	(3,183)
Total Common Stocks (Proceeds $(356,946))		(317,993)
Total Short Positions (Proceeds $(356,946))		(317,993)
Total Investments — 100.5% (Cost $639,792)		1,306,110
Liabilities in Excess of Other Assets — (0.5)%		(6,340)
Net Assets — 100.0%		1,299,770

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
NYRS	New York Registry Shares

*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $431,477.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%
Aerospace & Defense — 1.5%
General Dynamics Corp.	33	8,138
Howmet Aerospace, Inc.	92	3,645
Raytheon Technologies Corp.	648	65,387
Textron, Inc.	343	24,277
		101,447
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B	360	62,508
Airlines — 0.1%
Southwest Airlines Co. *	144	4,835
Auto Components — 0.2%
Magna International, Inc. (Canada)	175	9,857
Automobiles — 1.0%
Rivian Automotive, Inc., Class A *	59	1,081
Tesla, Inc. *	536	66,081
		67,162
Banks — 3.9%
Bank of America Corp.	1,625	53,839
Citigroup, Inc.	385	17,424
Fifth Third Bancorp	662	21,710
SVB Financial Group *	20	4,532
Truist Financial Corp.	878	37,775
US Bancorp	1,227	53,508
Wells Fargo & Co.	1,685	69,560
		258,348
Beverages — 2.1%
Coca-Cola Co. (The)	1,292	82,171
Constellation Brands, Inc., Class A	122	28,186
PepsiCo, Inc.	165	29,823
		140,180
Biotechnology — 3.2%
AbbVie, Inc.	594	95,984
Biogen, Inc. *	80	22,129
BioMarin Pharmaceutical, Inc. *	63	6,468
Neurocrine Biosciences, Inc. *	58	6,975
Regeneron Pharmaceuticals, Inc. *	57	40,923
Sarepta Therapeutics, Inc. *	48	6,207
Vertex Pharmaceuticals, Inc. *	118	34,211
		212,897
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	316	14,717
Trane Technologies plc	257	43,253
		57,970
Capital Markets — 2.5%
Ameriprise Financial, Inc.	56	17,281
CME Group, Inc.	165	27,797
Intercontinental Exchange, Inc.	303	31,089
Morgan Stanley	333	28,291
Raymond James Financial, Inc.	156	16,711
S&P Global, Inc.	96	32,208
State Street Corp.	172	13,367
		166,744
Chemicals — 2.0%
Air Products and Chemicals, Inc.	43	13,165
Celanese Corp.	44	4,543
DuPont de Nemours, Inc.	177	12,136
Eastman Chemical Co.	235	19,118
Linde plc (United Kingdom)	167	54,513
PPG Industries, Inc.	209	26,354
		129,829
Commercial Services & Supplies — 0.1%
Cintas Corp.	20	9,173
Communications Equipment — 0.2%
Motorola Solutions, Inc.	60	15,419
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	30	10,072
Consumer Finance — 1.0%
American Express Co.	395	58,420
Capital One Financial Corp.	57	5,256
		63,676
Containers & Packaging — 0.1%
Avery Dennison Corp.	48	8,670
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B *	328	101,294
Diversified Telecommunication Services — 0.0% ^
Verizon Communications, Inc.	42	1,649
Electric Utilities — 1.7%
FirstEnergy Corp.	231	9,675
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	97

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — continued
NextEra Energy, Inc.	912	76,253
PG&E Corp. *	1,564	25,441
		111,369
Electrical Equipment — 0.6%
Eaton Corp. plc	254	39,865
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	176	5,640
TE Connectivity Ltd. (Switzerland)	67	7,646
		13,286
Energy Equipment & Services — 0.2%
Baker Hughes Co.	358	10,560
Entertainment — 0.7%
Netflix, Inc. *	121	35,729
Walt Disney Co. (The) *	116	10,091
		45,820
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	54	5,985
Equinix, Inc.	30	19,654
Equity LifeStyle Properties, Inc.	184	11,887
Host Hotels & Resorts, Inc.	174	2,793
Prologis, Inc.	409	46,151
SBA Communications Corp.	113	31,759
Sun Communities, Inc.	107	15,240
UDR, Inc.	384	14,884
Ventas, Inc.	505	22,762
		171,115
Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	107	48,891
Food Products — 0.5%
Hershey Co. (The)	36	8,336
Mondelez International, Inc., Class A	317	21,147
		29,483
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	318	34,950
Baxter International, Inc.	434	22,152
Boston Scientific Corp. *	682	31,559
Dexcom, Inc. *	79	8,903
Intuitive Surgical, Inc. *	148	39,339
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Medtronic plc	321	24,945
Zimmer Biomet Holdings, Inc.	69	8,751
		170,599
Health Care Providers & Services — 3.7%
Centene Corp. *	361	29,621
CVS Health Corp.	47	4,324
Elevance Health, Inc.	84	43,038
Humana, Inc.	30	15,570
McKesson Corp.	49	18,456
UnitedHealth Group, Inc.	245	129,686
		240,695
Hotels, Restaurants & Leisure — 2.4%
Booking Holdings, Inc. *	19	38,826
Chipotle Mexican Grill, Inc. *	21	28,998
Domino's Pizza, Inc.	20	7,067
Expedia Group, Inc. *	162	14,200
Marriott International, Inc., Class A	133	19,773
McDonald's Corp.	143	37,579
Royal Caribbean Cruises Ltd. *	43	2,108
Yum! Brands, Inc.	90	11,540
		160,091
Household Durables — 0.4%
Lennar Corp., Class A	226	20,473
Toll Brothers, Inc.	154	7,653
		28,126
Household Products — 1.9%
Colgate-Palmolive Co.	505	39,813
Kimberly-Clark Corp.	175	23,698
Procter & Gamble Co. (The)	422	63,983
		127,494
Industrial Conglomerates — 1.2%
Honeywell International, Inc.	361	77,422
Insurance — 2.1%
Aon plc, Class A	48	14,437
Globe Life, Inc.	83	9,969
Progressive Corp. (The)	439	56,899
Prudential Financial, Inc.	76	7,517
Travelers Cos., Inc. (The)	245	46,038
		134,860
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — 4.5%
Alphabet, Inc., Class A *	1,468	129,481
Alphabet, Inc., Class C *	1,070	94,962
Meta Platforms, Inc., Class A *	547	65,769
ZoomInfo Technologies, Inc., Class A *	162	4,893
		295,105
Internet & Direct Marketing Retail — 2.5%
Amazon.com, Inc. *	1,966	165,159
IT Services — 4.3%
Accenture plc, Class A	217	57,883
Affirm Holdings, Inc. *	229	2,209
Block, Inc., Class A *	55	3,462
FleetCor Technologies, Inc. *	122	22,478
Mastercard, Inc., Class A	314	109,291
Visa, Inc., Class A	412	85,536
		280,859
Life Sciences Tools & Services — 1.8%
Danaher Corp.	149	39,442
Thermo Fisher Scientific, Inc.	142	78,188
		117,630
Machinery — 2.0%
Deere & Co.	128	54,918
Dover Corp.	107	14,543
Ingersoll Rand, Inc.	80	4,162
Otis Worldwide Corp.	305	23,853
Parker-Hannifin Corp.	118	34,389
		131,865
Media — 1.2%
Charter Communications, Inc., Class A *	88	29,907
Comcast Corp., Class A	1,433	50,116
		80,023
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	241	9,152
Nucor Corp.	74	9,806
		18,958
Multiline Retail — 0.1%
Target Corp.	60	9,002
Multi-Utilities — 1.4%
Ameren Corp.	201	17,846
CenterPoint Energy, Inc.	671	20,114
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
Public Service Enterprise Group, Inc.	377	23,122
Sempra Energy	215	33,257
		94,339
Oil, Gas & Consumable Fuels — 5.0%
Chevron Corp.	161	28,984
ConocoPhillips	591	69,746
Coterra Energy, Inc.	463	11,366
Diamondback Energy, Inc.	291	39,822
EOG Resources, Inc.	319	41,272
Exxon Mobil Corp.	1,133	125,000
Phillips 66	97	10,105
		326,295
Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	929	66,824
Eli Lilly & Co.	206	75,459
Johnson & Johnson	362	63,858
Merck & Co., Inc.	447	49,637
Pfizer, Inc.	448	22,949
		278,727
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	60	6,256
Leidos Holdings, Inc.	175	18,419
		24,675
Road & Rail — 1.2%
CSX Corp.	418	12,946
Norfolk Southern Corp.	140	34,584
Uber Technologies, Inc. *	211	5,203
Union Pacific Corp.	118	24,499
		77,232
Semiconductors & Semiconductor Equipment — 5.7%
Advanced Micro Devices, Inc. *	571	36,991
Analog Devices, Inc.	319	52,367
Broadcom, Inc.	22	11,980
Lam Research Corp.	116	48,828
Microchip Technology, Inc.	256	18,009
Micron Technology, Inc.	116	5,786
NVIDIA Corp.	425	62,106
NXP Semiconductors NV (China)	303	47,925
QUALCOMM, Inc.	77	8,460
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	99

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc.	104	9,041
Texas Instruments, Inc.	420	69,405
		370,898
Software — 8.3%
Adobe, Inc. *	147	49,615
Cadence Design Systems, Inc. *	53	8,514
DocuSign, Inc. *	135	7,465
Fortinet, Inc. *	138	6,755
Intuit, Inc.	104	40,305
Microsoft Corp.	1,659	397,912
Oracle Corp.	222	18,144
Salesforce, Inc. *	31	4,075
Workday, Inc., Class A *	87	14,536
		547,321
Specialty Retail — 3.7%
AutoNation, Inc. *	87	9,346
AutoZone, Inc. *	13	32,682
Best Buy Co., Inc.	295	23,680
Burlington Stores, Inc. *	61	12,307
Home Depot, Inc. (The)	126	39,793
Lowe's Cos., Inc.	342	68,066
O'Reilly Automotive, Inc. *	34	28,933
TJX Cos., Inc. (The)	266	21,151
Ulta Beauty, Inc. *	11	5,066
		241,024
Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc.	3,021	392,575
Seagate Technology Holdings plc	383	20,124
		412,699
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B	324	37,905
Tobacco — 0.8%
Altria Group, Inc.	476	21,782
Philip Morris International, Inc.	306	30,959
		52,741
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	227	31,830
Total Common Stocks (Cost $4,846,653)		6,425,693
Short-Term Investments — 1.0%
Investment Companies — 1.0%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $64,859)	64,837	64,870
Total Investments — 98.9% (Cost $4,911,512)		6,490,563
Other Assets Less Liabilities — 1.1%		71,757
NET ASSETS — 100.0%		6,562,320

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	655	03/17/2023	USD	126,464	(258)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.1%
Auto Components — 0.8%
Aptiv plc *	15	1,350
Automobiles — 0.5%
Tesla, Inc. *	7	901
Banks — 4.2%
Bank of America Corp.	108	3,581
Citigroup, Inc.	33	1,507
Fifth Third Bancorp	37	1,207
SVB Financial Group *	3	716
		7,011
Biotechnology — 1.8%
Amgen, Inc.	7	1,951
Regeneron Pharmaceuticals, Inc. *	2	1,082
		3,033
Building Products — 1.9%
Trane Technologies plc	19	3,165
Capital Markets — 4.9%
Charles Schwab Corp. (The)	21	1,772
CME Group, Inc.	7	1,149
Intercontinental Exchange, Inc.	10	1,011
Morgan Stanley	24	2,006
S&P Global, Inc.	6	2,150
		8,088
Chemicals — 1.5%
Ecolab, Inc.	6	937
Linde plc (United Kingdom)	5	1,491
		2,428
Containers & Packaging — 1.1%
Ball Corp.	35	1,773
Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc. *	11	714
Diversified Financial Services — 1.2%
Voya Financial, Inc.	34	2,059
Diversified Telecommunication Services — 1.3%
Verizon Communications, Inc.	55	2,173
Electric Utilities — 2.6%
NextEra Energy, Inc.	35	2,940
Xcel Energy, Inc.	20	1,416
		4,356
INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 2.1%
Eaton Corp. plc	22	3,506
Entertainment — 1.5%
Netflix, Inc. *	4	1,280
Walt Disney Co. (The) *	13	1,124
		2,404
Equity Real Estate Investment Trusts (REITs) — 3.4%
American Tower Corp.	6	1,275
Equinix, Inc.	1	485
Prologis, Inc.	27	3,097
Weyerhaeuser Co.	25	778
		5,635
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	8	3,812
Food Products — 0.9%
General Mills, Inc.	18	1,513
Health Care Equipment & Supplies — 3.4%
Boston Scientific Corp. *	88	4,094
Hologic, Inc. *	21	1,540
		5,634
Health Care Providers & Services — 3.1%
UnitedHealth Group, Inc.	10	5,180
Insurance — 3.7%
Marsh & McLennan Cos., Inc.	9	1,448
MetLife, Inc.	24	1,789
Progressive Corp. (The)	22	2,841
		6,078
Interactive Media & Services — 3.3%
Alphabet, Inc., Class A *	62	5,454
Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc. *	28	2,365
IT Services — 4.3%
Accenture plc, Class A	5	1,198
Mastercard, Inc., Class A	17	5,950
		7,148
Life Sciences Tools & Services — 5.6%
Agilent Technologies, Inc.	11	1,613
IQVIA Holdings, Inc. *	16	3,420
Thermo Fisher Scientific, Inc.	8	4,290
		9,323
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	101

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — 4.3%
Deere & Co.	8	3,327
Ingersoll Rand, Inc.	47	2,428
Xylem, Inc.	12	1,370
		7,125
Media — 0.8%
Charter Communications, Inc., Class A *	4	1,245
Metals & Mining — 0.5%
Alcoa Corp.	20	903
Multiline Retail — 0.8%
Target Corp.	8	1,239
Multi-Utilities — 1.4%
Sempra Energy	15	2,381
Personal Products — 0.8%
Estee Lauder Cos., Inc. (The), Class A	6	1,379
Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	46	3,347
Merck & Co., Inc.	41	4,527
		7,874
Road & Rail — 2.2%
Norfolk Southern Corp.	10	2,472
Union Pacific Corp.	6	1,228
		3,700
Semiconductors & Semiconductor Equipment — 5.3%
Advanced Micro Devices, Inc. *	14	876
Lam Research Corp.	2	1,028
NVIDIA Corp.	9	1,274
NXP Semiconductors NV (China)	11	1,781
SolarEdge Technologies, Inc. *	4	1,156
Texas Instruments, Inc.	16	2,658
		8,773
Software — 10.5%
Autodesk, Inc. *	5	964
Cadence Design Systems, Inc. *	10	1,563
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
Intuit, Inc.	6	2,437
Microsoft Corp.	49	11,635
Workday, Inc., Class A *	5	800
		17,399
Specialty Retail — 4.4%
Best Buy Co., Inc.	12	973
Home Depot, Inc. (The)	11	3,424
TJX Cos., Inc. (The)	37	2,942
		7,339
Technology Hardware, Storage & Peripherals — 5.9%
Apple, Inc.	67	8,713
Seagate Technology Holdings plc	21	1,109
		9,822
Textiles, Apparel & Luxury Goods — 0.3%
VF Corp.	18	494
Total Common Stocks (Cost $154,643)		164,776
Short-Term Investments — 0.8%
Investment Companies — 0.8%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $1,413)	1,413	1,413
Total Investments — 99.9% (Cost $156,056)		166,189
Other Assets Less Liabilities — 0.1%		153
NET ASSETS — 100.0%		166,342

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Large Cap Funds	December 31, 2022

Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini ESG Equity Index	8	03/17/2023	USD	1,351	(31)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	103

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Aerospace & Defense — 4.1%
General Dynamics Corp.	231	57,331
Northrop Grumman Corp.	63	34,003
Raytheon Technologies Corp.	689	69,556
		160,890
Air Freight & Logistics — 1.4%
United Parcel Service, Inc., Class B	311	54,064
Airlines — 0.7%
Southwest Airlines Co. *	849	28,592
Banks — 8.2%
Bank of America Corp.	1,826	60,483
Citigroup, Inc.	351	15,894
Citizens Financial Group, Inc.	411	16,176
M&T Bank Corp.	157	22,719
PNC Financial Services Group, Inc. (The)	247	39,012
Truist Financial Corp.	1,015	43,698
US Bancorp	796	34,706
Wells Fargo & Co.	2,073	85,591
		318,279
Beverages — 1.3%
Monster Beverage Corp. *	184	18,732
PepsiCo, Inc.	175	31,554
		50,286
Biotechnology — 3.6%
AbbVie, Inc.	410	66,249
Amgen, Inc.	92	24,193
Biogen, Inc. *	30	8,310
Vertex Pharmaceuticals, Inc. *	140	40,371
		139,123
Capital Markets — 6.8%
BlackRock, Inc.	104	73,820
Charles Schwab Corp. (The)	323	26,929
Goldman Sachs Group, Inc. (The)	130	44,737
Morgan Stanley	787	66,873
S&P Global, Inc.	72	24,250
T. Rowe Price Group, Inc.	259	28,188
		264,797
Chemicals — 2.9%
Air Products and Chemicals, Inc.	202	62,222
Axalta Coating Systems Ltd. *	2,002	50,988
		113,210
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.6%
Republic Services, Inc.	186	24,019
Construction Materials — 1.2%
Vulcan Materials Co.	265	46,384
Consumer Finance — 1.6%
American Express Co.	257	37,969
Capital One Financial Corp.	254	23,634
		61,603
Containers & Packaging — 0.4%
Ball Corp.	293	14,964
Diversified Financial Services — 1.9%
Berkshire Hathaway, Inc., Class B *	239	73,796
Electric Utilities — 2.2%
Entergy Corp.	124	13,990
NextEra Energy, Inc.	416	34,797
Xcel Energy, Inc.	523	36,663
		85,450
Electrical Equipment — 1.2%
Eaton Corp. plc	294	46,084
Entertainment — 0.3%
Walt Disney Co. (The) *	128	11,156
Equity Real Estate Investment Trusts (REITs) — 1.2%
AvalonBay Communities, Inc.	70	11,283
Host Hotels & Resorts, Inc.	1,142	18,329
Ventas, Inc.	357	16,097
		45,709
Food & Staples Retailing — 1.1%
Walmart, Inc.	296	41,977
Food Products — 1.0%
Mondelez International, Inc., Class A	583	38,841
Health Care Equipment & Supplies — 3.5%
Becton Dickinson and Co.	124	31,580
Boston Scientific Corp. *	866	40,056
Medtronic plc	451	35,047
Zimmer Biomet Holdings, Inc.	234	29,912
		136,595
Health Care Providers & Services — 5.7%
Cigna Corp.	150	49,783
Elevance Health, Inc.	75	38,596
Humana, Inc.	86	44,186
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
UnitedHealth Group, Inc.	146	77,029
Universal Health Services, Inc., Class B	71	10,017
		219,611
Hotels, Restaurants & Leisure — 1.7%
Booking Holdings, Inc. *	15	28,998
McDonald's Corp.	145	38,269
		67,267
Household Durables — 0.3%
Newell Brands, Inc.	759	9,929
Household Products — 1.2%
Procter & Gamble Co. (The)	317	48,016
Insurance — 4.5%
Chubb Ltd.	207	45,658
Hartford Financial Services Group, Inc. (The)	548	41,519
Loews Corp.	307	17,920
Marsh & McLennan Cos., Inc.	117	19,369
MetLife, Inc.	477	34,498
Prudential Financial, Inc.	176	17,553
		176,517
Interactive Media & Services — 2.1%
Alphabet, Inc., Class C *	428	37,927
Meta Platforms, Inc., Class A *	357	42,997
		80,924
IT Services — 0.7%
International Business Machines Corp.	200	28,181
Machinery — 2.2%
Dover Corp.	393	53,195
Parker-Hannifin Corp.	108	31,453
		84,648
Media — 1.2%
Comcast Corp., Class A	1,307	45,703
Multiline Retail — 0.9%
Dollar General Corp.	143	35,312
Multi-Utilities — 1.8%
CMS Energy Corp.	669	42,381
Public Service Enterprise Group, Inc.	425	26,014
		68,395
Oil, Gas & Consumable Fuels — 8.6%
Chevron Corp.	256	45,916
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
ConocoPhillips	895	105,571
EOG Resources, Inc.	511	66,213
Exxon Mobil Corp.	970	107,035
Valero Energy Corp.	70	8,845
		333,580
Pharmaceuticals — 5.9%
Bristol-Myers Squibb Co.	1,156	83,219
Eli Lilly & Co.	79	28,848
Johnson & Johnson	402	71,037
Merck & Co., Inc.	133	14,746
Pfizer, Inc.	626	32,072
		229,922
Road & Rail — 1.0%
CSX Corp.	1,235	38,254
Semiconductors & Semiconductor Equipment — 4.5%
Analog Devices, Inc.	362	59,394
Lam Research Corp.	46	19,216
NXP Semiconductors NV (China)	290	45,783
Texas Instruments, Inc.	309	51,097
		175,490
Software — 1.0%
Microsoft Corp.	166	39,768
Specialty Retail — 5.3%
AutoZone, Inc. *	17	41,180
Home Depot, Inc. (The)	150	47,242
Lowe's Cos., Inc.	170	33,928
O'Reilly Automotive, Inc. *	34	28,697
TJX Cos., Inc. (The)	708	56,402
		207,449
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	99	12,813
Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	351	41,110
Tobacco — 1.4%
Philip Morris International, Inc.	537	54,334
Wireless Telecommunication Services — 0.6%
T-Mobile US, Inc. *	175	24,584
Total Common Stocks (Cost $3,220,808)		3,777,626
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	105

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.9%
Investment Companies — 3.9%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $152,346)	152,309	152,385
Total Investments — 101.1% (Cost $3,373,154)		3,930,011
Liabilities in Excess of Other Assets — (1.1)%		(44,035)
NET ASSETS — 100.0%		3,885,976

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Large Cap Funds	December 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$47,759,316	$6,861,134	$4,690,979	$14,358,343
Investments in affiliates, at value	1,348,409	123,024	80,668	339,876
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	126,578	139,454	43,351	—
Options purchased, at value	—	—	—	335,593
Cash	4,605	—(a)	309	19
Deposits at broker for futures contracts	—	2,416	4,176	20,785
Receivables:
Investment securities sold	—	—	85,531	1,409,718
Fund shares sold	53,521	112,266	15,539	16,781
Interest from non-affiliates	—	—	22,933	—
Dividends from non-affiliates	96,071	5,982	5,803	14,796
Dividends from affiliates	166	83	10	778
Securities lending income (See Note 2.C.)	—	21	—	—
Variation margin on futures contracts	—	—	201	—
Due from adviser	—	12	—	—
Total Assets	49,388,666	7,244,392	4,949,500	16,496,689
LIABILITIES:
Payables:
Distributions	—	—	1,605	—
Investment securities purchased	—	95,761	94,997	1,431,134
Collateral received on securities loaned (See Note 2.C.)	126,578	139,454	43,351	—
Fund shares redeemed	84,857	19,713	34,446	29,866
Variation margin on futures contracts	—	118	—	972
Outstanding options written, at fair value	—	—	—	339,228
Accrued liabilities:
Investment advisory fees	16,715	—	968	3,110
Administration fees	1,390	171	283	838
Distribution fees	1,858	200	157	530
Service fees	5,555	220	633	2,810
Custodian and accounting fees	277	40	14	105
Trustees’ and Chief Compliance Officer’s fees	—(a)	—(a)	1	—
Other	825	93	23	1,105
Total Liabilities	238,055	255,770	176,478	1,809,698
Net Assets	$49,150,611	$6,988,622	$4,773,022	$14,686,991

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	107

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$34,936,401	$4,085,895	$5,152,360	$12,599,969
Total distributable earnings (loss)	14,214,210	2,902,727	(379,338)	2,087,022
Total Net Assets	$49,150,611	$6,988,622	$4,773,022	$14,686,991
Net Assets:
Class A	$4,690,375	$671,022	$253,241	$1,301,726
Class C	1,158,158	85,754	167,994	400,106
Class I	18,944,906	874,058	2,675,522	11,474,396
Class R2	106,350	—	—	—
Class R3	241,708	—	—	—
Class R4	237,336	—	—	—
Class R5	1,348,361	—	471	5,394
Class R6	22,423,417	5,357,788	1,675,794	1,505,369
Total	$49,150,611	$6,988,622	$4,773,022	$14,686,991
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	211,925	11,675	18,573	53,189
Class C	53,552	1,507	12,320	16,470
Class I	839,177	15,185	196,164	467,322
Class R2	4,831	—	—	—
Class R3	10,931	—	—	—
Class R4	10,521	—	—	—
Class R5	59,676	—	34	219
Class R6	993,303	93,065	122,894	61,173
Net Asset Value (a):
Class A — Redemption price per share	$22.13	$57.48	$13.64	$24.47
Class C — Offering price per share (b)	21.63	56.88	13.64	24.29
Class I — Offering and redemption price per share	22.58	57.56	13.64	24.55
Class R2 — Offering and redemption price per share	22.01	—	—	—
Class R3 — Offering and redemption price per share	22.11	—	—	—
Class R4 — Offering and redemption price per share	22.56	—	—	—
Class R5 — Offering and redemption price per share	22.59	—	13.64	24.60
Class R6 — Offering and redemption price per share	22.57	57.57	13.64	24.61
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$23.36	$60.66	$14.40	$25.83
Cost of investments in non-affiliates	$33,596,290	$3,702,494	$4,524,663	$11,016,037
Cost of investments in affiliates	1,347,993	81,519	80,652	339,876
Cost of options purchased	—	—	—	334,100
Investment securities on loan, at value (See Note 2.C.)	121,519	135,746	42,424	—
Cost of investment of cash collateral (See Note 2.C.)	126,578	139,435	43,351	—
Premiums received from options written	—	—	—	344,700

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Large Cap Funds	December 31, 2022

	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$4,099,929	$2,660,396	$33,948,439	$3,343,168
Investments in affiliates, at value	52,983	31,132	3,034,722	101,333
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	—	36,470	—
Options purchased, at value	33,630	91,914	—	—
Cash	938	261	10,002	318
Deposits at broker for futures contracts	3,454	2,342	—	—
Receivables:
Investment securities sold	1,851	1,361	—	726
Fund shares sold	10,274	14,569	147,414	5,317
Dividends from non-affiliates	4,307	2,656	15,439	4,480
Dividends from affiliates	6	4	373	13
Securities lending income (See Note 2.C.)	—	—	6	—
Total Assets	4,207,372	2,804,635	37,192,865	3,455,355
LIABILITIES:
Payables:
Investment securities purchased	1,654	1,093	—	—
Collateral received on securities loaned (See Note 2.C.)	—	—	36,470	—
Fund shares redeemed	48,933	12,428	79,555	4,532
Variation margin on futures contracts	165	127	—	—
Outstanding options written, at fair value	8,101	11,651	—	—
Accrued liabilities:
Investment advisory fees	932	565	12,720	1,061
Administration fees	281	166	473	153
Distribution fees	216	98	1,271	124
Service fees	864	552	3,490	376
Custodian and accounting fees	24	18	222	20
Other	123	123	294	68
Total Liabilities	61,293	26,821	134,495	6,334
Net Assets	$4,146,079	$2,777,814	$37,058,370	$3,449,021
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	109

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
NET ASSETS:
Paid-in-Capital	$4,922,604	$3,105,125	$31,693,385	$3,130,021
Total distributable earnings (loss)	(776,525)	(327,311)	5,364,985	319,000
Total Net Assets	$4,146,079	$2,777,814	$37,058,370	$3,449,021
Net Assets:
Class A	$300,624	$122,873	$3,791,611	$282,344
Class C	225,770	110,406	530,904	93,350
Class I	3,294,645	2,384,003	11,122,157	1,401,639
Class R2	—	—	96,973	13,623
Class R3	—	—	239,133	6,700
Class R4	—	—	199,026	596
Class R5	637	464	615,455	26,349
Class R6	324,403	160,068	20,463,111	1,624,420
Total	$4,146,079	$2,777,814	$37,058,370	$3,449,021
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	21,679	8,679	86,992	15,461
Class C	16,317	7,820	18,407	5,393
Class I	237,277	168,157	248,630	78,444
Class R2	—	—	2,371	754
Class R3	—	—	5,449	376
Class R4	—	—	4,459	33
Class R5	46	33	13,281	1,456
Class R6	23,347	11,280	436,123	90,489
Net Asset Value (a):
Class A — Redemption price per share	$13.87	$14.16	$43.59	$18.26
Class C — Offering price per share (b)	13.84	14.12	28.84	17.31
Class I — Offering and redemption price per share	13.89	14.18	44.73	17.87
Class R2 — Offering and redemption price per share	—	—	40.90	18.07
Class R3 — Offering and redemption price per share	—	—	43.90	17.83
Class R4 — Offering and redemption price per share	—	—	44.63	18.28
Class R5 — Offering and redemption price per share	13.89	14.19	46.34	18.10
Class R6 — Offering and redemption price per share	13.89	14.19	46.92	17.95
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.64	$14.94	$46.01	$19.27
Cost of investments in non-affiliates	$4,266,423	$2,761,058	$28,093,908	$2,984,610
Cost of investments in affiliates	52,983	31,132	3,033,674	101,321
Cost of options purchased	108,320	59,266	—	—
Investment securities on loan, at value (See Note 2.C.)	—	—	35,665	—
Cost of investment of cash collateral (See Note 2.C.)	—	—	36,469	—
Premiums received from options written	106,620	57,744	—	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$187,609	$19,219,659	$905,335	$1,603,359
Investments in affiliates, at value	2,151	67,829	23,559	20,744
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	60,098	—	—
Cash	9	658	61	119
Deposits at broker for futures contracts	270	—	1,324	—
Receivables:
Investment securities sold	—	78,515	1,803	—
Fund shares sold	33	98,373	340	448
Dividends from non-affiliates	206	11,929	567	1,531
Dividends from affiliates	—(a)	8	3	3
Securities lending income (See Note 2.C.)	—	11	—	—
Total Assets	190,278	19,537,080	932,992	1,626,204
LIABILITIES:
Payables:
Securities sold short, at value	—	—	—	317,993
Dividend expense to non-affiliates on securities sold short	—	—	—	638
Investment securities purchased	—	102,274	1,341	—
Interest expense to non-affiliates on securities sold short	—	—	—	170
Collateral received on securities loaned (See Note 2.C.)	—	60,098	—	—
Fund shares redeemed	285	60,769	1,562	6,643
Variation margin on futures contracts	5	—	63	—
Accrued liabilities:
Investment advisory fees	34	6,337	211	707
Administration fees	3	840	40	43
Distribution fees	15	727	43	67
Service fees	18	1,238	55	50
Custodian and accounting fees	5	120	8	19
Other	95	206	62	104
Total Liabilities	460	232,609	3,385	326,434
Net Assets	$189,818	$19,304,471	$929,607	$1,299,770

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	111

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$166,491	$14,483,699	$701,423	$554,121
Total distributable earnings (loss)	23,327	4,820,772	228,184	745,649
Total Net Assets	$189,818	$19,304,471	$929,607	$1,299,770
Net Assets:
Class A	$47,639	$1,670,184	$88,007	$212,257
Class C	5,633	350,285	14,520	27,302
Class I	89,338	2,260,809	81,025	781,217
Class L	—	1,576,475	—	—
Class R2	2,660	225,655	29,872	4,550
Class R3	—	164,712	—	—
Class R4	—	57,225	—	—
Class R5	3,750	946,984	99,355	25,681
Class R6	40,798	12,052,142	616,828	248,763
Total	$189,818	$19,304,471	$929,607	$1,299,770
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,790	98,235	1,864	14,856
Class C	217	21,685	320	2,359
Class I	3,314	132,422	1,668	52,139
Class L	—	92,108	—	—
Class R2	101	13,456	660	357
Class R3	—	9,737	—	—
Class R4	—	3,359	—	—
Class R5	139	55,305	2,092	1,688
Class R6	1,509	701,990	12,997	16,367
Net Asset Value (a):
Class A — Redemption price per share	$26.62	$17.00	$47.21	$14.29
Class C — Offering price per share (b)	25.95	16.15	45.34	11.57
Class I — Offering and redemption price per share	26.96	17.07	48.58	14.98
Class L — Offering and redemption price per share	—	17.12	—	—
Class R2 — Offering and redemption price per share	26.21	16.77	45.24	12.75
Class R3 — Offering and redemption price per share	—	16.92	—	—
Class R4 — Offering and redemption price per share	—	17.04	—	—
Class R5 — Offering and redemption price per share	27.03	17.12	47.49	15.21
Class R6 — Offering and redemption price per share	27.03	17.17	47.46	15.20
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$28.09	$17.94	$49.83	$15.08
Cost of investments in non-affiliates	$162,519	$13,939,283	$667,309	$975,996
Cost of investments in affiliates	2,150	67,811	23,557	20,742
Investment securities on loan, at value (See Note 2.C.)	—	55,846	—	—
Cost of investment of cash collateral (See Note 2.C.)	—	60,084	—	—
Proceeds from securities sold short	—	—	—	356,946

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
ASSETS:
Investments in non-affiliates, at value	$6,425,693	$164,776	$3,777,626
Investments in affiliates, at value	64,870	1,413	152,385
Cash	229	8	453
Deposits at broker for futures contracts	3,392	241	—
Receivables:
Investment securities sold	2,899	906	—
Fund shares sold	65,990	44	12,805
Dividends from non-affiliates	6,595	157	4,797
Dividends from affiliates	8	—(a)	19
Other assets	—	—	108
Total Assets	6,569,676	167,545	3,948,193
LIABILITIES:
Payables:
Investment securities purchased	2,533	907	54,570
Fund shares redeemed	2,983	177	5,321
Variation margin on futures contracts	169	3	—
Accrued liabilities:
Investment advisory fees	1,132	28	1,198
Administration fees	235	1	182
Distribution fees	36	11	264
Service fees	70	5	619
Custodian and accounting fees	24	4	16
Trustees’ and Chief Compliance Officer’s fees	—	—	1
Other	174	67	46
Total Liabilities	7,356	1,203	62,217
Net Assets	$6,562,320	$166,342	$3,885,976

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	113

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
NET ASSETS:
Paid-in-Capital	$5,146,136	$177,621	$3,351,370
Total distributable earnings (loss)	1,416,184	(11,279)	534,606
Total Net Assets	$6,562,320	$166,342	$3,885,976
Net Assets:
Class A	$162,851	$38,436	$954,841
Class C	—	4,288	98,123
Class I	625,171	76,720	1,895,901
Class R2	—	—	4,234
Class R3	—	—	10,687
Class R4	—	—	2,248
Class R5	—	—	6,695
Class R6	5,774,298	46,898	913,247
Total	$6,562,320	$166,342	$3,885,976
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,648	774	14,770
Class C	—	88	1,722
Class I	21,392	1,532	27,558
Class R2	—	—	65
Class R3	—	—	156
Class R4	—	—	33
Class R5	—	—	97
Class R6	197,914	936	13,164
Net Asset Value (a):
Class A — Redemption price per share	$28.84	$49.68	$64.65
Class C — Offering price per share (b)	—	48.63	56.98
Class I — Offering and redemption price per share	29.23	50.10	68.80
Class R2 — Offering and redemption price per share	—	—	64.74
Class R3 — Offering and redemption price per share	—	—	68.60
Class R4 — Offering and redemption price per share	—	—	68.79
Class R5 — Offering and redemption price per share	—	—	69.34
Class R6 — Offering and redemption price per share	29.18	50.08	69.37
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$30.44	$52.43	$68.23
Cost of investments in non-affiliates	$4,846,653	$154,643	$3,220,808
Cost of investments in affiliates	64,859	1,413	152,346

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Large Cap Funds	December 31, 2022

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited)
(Amounts in thousands)

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$25	$242,537	$100
Interest income from affiliates	—	—	15	30
Dividend income from non-affiliates	644,857	59,947	34,625	128,702
Dividend income from affiliates	16,583	1,713	1,269	2,218
Income from securities lending (net) (See Note 2.C.)	—	138	—	—
Total investment income	661,440	61,823	278,446	131,050
EXPENSES:
Investment advisory fees	96,609	1,461	5,324	19,820
Administration fees	8,145	2,740	1,597	5,192
Distribution fees:
Class A	5,845	853	891	1,876
Class C	4,512	333	2,155	1,582
Class R2	268	—	—	—
Class R3	299	—	—	—
Service fees:
Class A	5,845	853	891	1,876
Class C	1,504	111	718	527
Class I	23,218	1,322	2,953	15,427
Class R2	134	—	—	—
Class R3	299	—	—	—
Class R4	281	—	—	—
Class R5	678	—	—(a)	3
Custodian and accounting fees	748	132	79	262
Interest expense to affiliates	—	40	—(a)	1
Professional fees	169	45	66	89
Trustees’ and Chief Compliance Officer’s fees	92	25	20	39
Printing and mailing costs	1,098	77	83	332
Registration and filing fees	580	126	276	376
Transfer agency fees (See Note 2.L.)	455	109	42	112
Other	606	60	49	273
Total expenses	151,385	8,287	15,144	47,787
Less fees waived	(664)	(3,945)	(139)	(123)
Less expense reimbursements	(4)	(22)	(1)	(2)
Net expenses	150,717	4,320	15,004	47,662
Net investment income (loss)	510,723	57,503	263,442	83,388

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	115

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$531,580	$(98,772)	$(302,464)	$27,000
Investments in affiliates	(9)	(1,368)	15	—
Options purchased	—	—	—	(1,003,433)
Futures contracts	—	3,262	4,413	9,382
Options written	—	—	—	901,195
Net realized gain (loss)	531,571	(96,878)	(298,036)	(65,856)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,494,910	195,458	239,701	218,708
Investments in affiliates	391	14,897	14	—
Options purchased	—	—	—	22,121
Futures contracts	—	(320)	999	(7,881)
Options written	—	—	—	(969)
Change in net unrealized appreciation/depreciation	2,495,301	210,035	240,714	231,979
Net realized/unrealized gains (losses)	3,026,872	113,157	(57,322)	166,123
Change in net assets resulting from operations	$3,537,595	$170,660	$206,120	$249,511
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Large Cap Funds	December 31, 2022

	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$49	$27	$—	$—
Dividend income from non-affiliates	42,266	21,436	196,313	33,995
Dividend income from affiliates	905	660	41,111	1,439
Income from securities lending (net) (See Note 2.C.)	—	—	33	1
Total investment income	43,220	22,123	237,457	35,435
EXPENSES:
Investment advisory fees	6,867	3,460	79,688	6,610
Administration fees	2,060	1,038	7,638	1,239
Distribution fees:
Class A	423	150	4,966	322
Class C	934	400	2,157	321
Class R2	—	—	242	33
Class R3	—	—	288	8
Service fees:
Class A	423	150	4,966	322
Class C	311	133	719	107
Class I	5,208	2,903	13,408	1,629
Class R2	—	—	121	17
Class R3	—	—	288	8
Class R4	—	—	224	1
Class R5	—	—(a)	336	12
Custodian and accounting fees	92	53	554	55
Professional fees	55	47	129	35
Trustees’ and Chief Compliance Officer’s fees	22	17	69	18
Printing and mailing costs	138	66	736	93
Registration and filing fees	263	213	729	125
Transfer agency fees (See Note 2.L.)	26	12	346	140
Other	95	46	458	57
Total expenses	16,917	8,688	118,062	11,152
Less fees waived	(59)	(105)	(13,814)	(1,149)
Less expense reimbursements	(3)	(2)	(6)	(1)
Net expenses	16,855	8,581	104,242	10,002
Net investment income (loss)	26,365	13,542	133,215	25,433

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	117

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(359,276)	$(150,975)	$(347,218)	$3,490
Investments in affiliates	—	—	(77)	26
Options purchased	(295,017)	(169,954)	—	—
Futures contracts	(2,672)	(1,720)	—	—
Options written	337,066	147,293	—	—
Net realized gain (loss)	(319,899)	(175,356)	(347,295)	3,516
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	468,284	216,680	705,589	211,681
Investments in affiliates	—	—	1,063	4
Options purchased	(129,423)	(26,727)	—	—
Futures contracts	(515)	366	—	—
Options written	(76,690)	(4,158)	—	—
Change in net unrealized appreciation/depreciation	261,656	186,161	706,652	211,685
Net realized/unrealized gains (losses)	(58,243)	10,805	359,357	215,201
Change in net assets resulting from operations	$(31,878)	$24,347	$492,572	$240,634
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3	$69	$21	$14
Dividend income from non-affiliates	2,380	166,562	4,745	12,778
Dividend income from affiliates	45	4,372	423	541
Income from securities lending (net) (See Note 2.C.)	—	—	—(a)	—
Total investment income	2,428	171,003	5,189	13,333
EXPENSES:
Investment advisory fees	299	39,123	1,515	5,254
Administration fees	75	6,148	379	606
Distribution fees:
Class A	61	2,123	120	301
Class C	25	1,385	73	109
Class R2	7	582	80	12
Class R3	—	208	—	—
Service fees:
Class A	61	2,123	120	301
Class C	9	462	24	36
Class I	120	2,635	113	1,197
Class L	—	830	—	—
Class R2	3	291	40	6
Class R3	—	208	—	—
Class R4	—	74	—	—
Class R5	2	482	53	15
Custodian and accounting fees	13	313	18	41
Interest expense to affiliates	—	21	—	—
Professional fees	24	91	28	34
Trustees’ and Chief Compliance Officer’s fees	12	45	14	15
Printing and mailing costs	9	210	26	36
Registration and filing fees	43	143	42	47
Transfer agency fees (See Note 2.L.)	6	225	21	25
Dividend expense to non-affiliates on securities sold short	—	—	—	5,064
Interest expense to non-affiliates on securities sold short	—	—	—	75
Other	7	251	15	29
Total expenses	776	57,973	2,681	13,203
Less fees waived	(228)	(3,560)	(359)	(1,363)
Less expense reimbursements	(1)	(64)	(1)	(2)
Net expenses	547	54,349	2,321	11,838
Net investment income (loss)	1,881	116,654	2,868	1,495

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	119

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$3,405	$81,273	$(412)	$248,348
Investments in affiliates	—(a)	166	5	18
Futures contracts	158	14,998	816	(2,020)
Securities sold short	—	—	—	15,292
Net realized gain (loss)	3,563	96,437	409	261,638
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	5,706	65,401	(10,148)	(143,797)
Investments in affiliates	1	3	—(a)	2
Futures contracts	(149)	(5,370)	(37)	—
Securities sold short	—	—	—	(29,085)
Change in net unrealized appreciation/depreciation	5,558	60,034	(10,185)	(172,880)
Net realized/unrealized gains (losses)	9,121	156,471	(9,776)	88,758
Change in net assets resulting from operations	$11,002	$273,125	$(6,908)	$90,253

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$36	$3	$—
Dividend income from non-affiliates	55,098	1,306	36,724
Dividend income from affiliates	864	40	1,698
Income from securities lending (net) (See Note 2.C.)	—	—(a)	—
Total investment income	55,998	1,349	38,422
EXPENSES:
Investment advisory fees	8,686	277	6,686
Administration fees	2,606	69	1,254
Distribution fees:
Class A	205	49	1,042
Class C	—	17	314
Class R2	—	—	10
Class R3	—	—	12
Service fees:
Class A	205	49	1,042
Class C	—	6	105
Class I	839	116	2,092
Class R2	—	—	5
Class R3	—	—	12
Class R4	—	—	1
Class R5	—	—	3
Custodian and accounting fees	111	13	53
Professional fees	43	24	35
Trustees’ and Chief Compliance Officer’s fees	23	13	19
Printing and mailing costs	20	15	54
Registration and filing fees	18	36	77
Transfer agency fees (See Note 2.L.)	33	4	76
Other	56	8	53
Total expenses	12,845	696	12,945
Less fees waived	(3,559)	(281)	(982)
Less expense reimbursements	(1)	(1)	(5)
Net expenses	9,285	414	11,958
Net investment income (loss)	46,713	935	26,464

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	121

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(101,670)	$(12,107)	$(9,654)
Investments in affiliates	9	1	14
Futures contracts	4,578	(248)	—
Net realized gain (loss)	(97,083)	(12,354)	(9,640)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	197,172	15,889	245,189
Investments in affiliates	5	—(a)	32
Futures contracts	2,580	31	—
Change in net unrealized appreciation/depreciation	199,757	15,920	245,221
Net realized/unrealized gains (losses)	102,674	3,566	235,581
Change in net assets resulting from operations	$149,387	$4,501	$262,045

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Large Cap Funds	December 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$510,723	$886,565	$57,503	$101,081
Net realized gain (loss)	531,571	1,238,389	(96,878)	(52,316)
Change in net unrealized appreciation/depreciation	2,495,301	(2,960,468)	210,035	(925,122)
Change in net assets resulting from operations	3,537,595	(835,514)	170,660	(876,357)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(126,348)	(164,725)	(4,785)	(17,775)
Class C	(29,678)	(42,186)	(356)	(1,864)
Class I	(520,627)	(669,432)	(8,114)	(36,175)
Class R2	(2,787)	(2,569)	—	—
Class R3	(6,506)	(8,711)	—	—
Class R4	(6,376)	(8,137)	—	—
Class R5	(38,581)	(58,431)	—	—
Class R6	(642,269)	(826,895)	(49,030)	(150,588)
Total distributions to shareholders	(1,373,172)	(1,781,086)	(62,285)	(206,402)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,014,774	2,182,357	(377,537)	1,696,102
NET ASSETS:
Change in net assets	3,179,197	(434,243)	(269,162)	613,343
Beginning of period	45,971,414	46,405,657	7,257,784	6,644,441
End of period	$49,150,611	$45,971,414	$6,988,622	$7,257,784
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$263,442	$210,266	$83,388	$140,327
Net realized gain (loss)	(298,036)	(209,562)	(65,856)	1,518,270
Change in net unrealized appreciation/depreciation	240,714	(142,757)	231,979	(2,769,488)
Change in net assets resulting from operations	206,120	(142,053)	249,511	(1,110,891)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(43,251)	(51,883)	(7,364)	(9,354)
Class C	(33,399)	(42,257)	(1,023)	(427)
Class I	(148,819)	(109,468)	(74,492)	(108,876)
Class R5	(22)	(10)	(38)	(54)
Class R6	(40,381)	(6,808)	(11,637)	(18,335)
Total distributions to shareholders	(265,872)	(210,426)	(94,554)	(137,046)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,222,183	3,062,266	(1,962,300)	(552,652)
NET ASSETS:
Change in net assets	1,162,431	2,709,787	(1,807,343)	(1,800,589)
Beginning of period	3,610,591	900,804	16,494,334	18,294,923
End of period	$4,773,022	$3,610,591	$14,686,991	$16,494,334
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,365	$29,452	$13,542	$16,115
Net realized gain (loss)	(319,899)	(61,799)	(175,356)	(93,979)
Change in net unrealized appreciation/depreciation	261,656	(446,699)	186,161	(228,737)
Change in net assets resulting from operations	(31,878)	(479,046)	24,347	(306,601)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(19,144)	(1,015)	(1,859)	(392)
Class C	(13,368)	(134)	(1,401)	(57)
Class I	(215,902)	(21,141)	(37,700)	(11,480)
Class R5	(40)	(5)	(8)	(1)
Class R6	(22,911)	(4,458)	(2,409)	(2,793)
Total distributions to shareholders	(271,365)	(26,753)	(43,377)	(14,723)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,174,145)	4,737,398	(54,449)	2,606,051
NET ASSETS:
Change in net assets	(1,477,388)	4,231,599	(73,479)	2,284,727
Beginning of period	5,623,467	1,391,868	2,851,293	566,566
End of period	$4,146,079	$5,623,467	$2,777,814	$2,851,293
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$133,215	$50,507	$25,433	$43,443
Net realized gain (loss)	(347,295)	1,517,721	3,516	163,503
Change in net unrealized appreciation/depreciation	706,652	(9,343,191)	211,685	(382,731)
Change in net assets resulting from operations	492,572	(7,774,963)	240,634	(175,785)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(117,896)	(708,158)	(12,991)	(16,253)
Class C	(24,062)	(155,323)	(4,352)	(4,773)
Class I	(364,265)	(1,544,842)	(68,630)	(104,910)
Class R2	(3,100)	(20,184)	(640)	(882)
Class R3	(7,437)	(39,213)	(337)	(34)
Class R4	(6,489)	(31,893)	(28)	(16)
Class R5	(20,860)	(117,247)	(1,327)	(1,981)
Class R6	(676,915)	(2,685,495)	(82,897)	(126,428)
Total distributions to shareholders	(1,221,024)	(5,302,355)	(171,202)	(255,277)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,440,124	7,007,636	183,571	(714,390)
NET ASSETS:
Change in net assets	5,711,672	(6,069,682)	253,003	(1,145,452)
Beginning of period	31,346,698	37,416,380	3,196,018	4,341,470
End of period	$37,058,370	$31,346,698	$3,449,021	$3,196,018
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,881	$3,649	$116,654	$158,360
Net realized gain (loss)	3,563	43,442	96,437	1,030,616
Change in net unrealized appreciation/depreciation	5,558	(53,168)	60,034	(3,197,370)
Change in net assets resulting from operations	11,002	(6,077)	273,125	(2,008,394)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,618)	(14,584)	(71,238)	(181,929)
Class C	(326)	(2,524)	(15,018)	(41,990)
Class I	(5,058)	(30,625)	(99,860)	(202,500)
Class L	—	—	(71,121)	(202,579)
Class R2	(144)	(689)	(9,507)	(26,985)
Class R3	—	—	(7,047)	(18,705)
Class R4	—	—	(2,521)	(6,517)
Class R5	(211)	(1,033)	(42,428)	(115,744)
Class R6	(2,286)	(10,385)	(534,851)	(1,409,196)
Total distributions to shareholders	(10,643)	(59,840)	(853,591)	(2,206,145)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(7,039)	(13,864)	1,278,028	2,977,797
NET ASSETS:
Change in net assets	(6,680)	(79,781)	697,562	(1,236,742)
Beginning of period	196,498	276,279	18,606,909	19,843,651
End of period	$189,818	$196,498	$19,304,471	$18,606,909
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,868	$4,062	$1,495	$(2,372)
Net realized gain (loss)	409	118,280	261,638	528,372
Change in net unrealized appreciation/depreciation	(10,185)	(316,184)	(172,880)	(746,737)
Change in net assets resulting from operations	(6,908)	(193,842)	90,253	(220,737)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,541)	(23,478)	(57,958)	(81,344)
Class C	(679)	(5,967)	(8,148)	(10,063)
Class I	(3,403)	(31,685)	(214,694)	(393,194)
Class R2	(1,206)	(9,121)	(1,333)	(1,484)
Class R5	(4,404)	(26,875)	(6,790)	(7,963)
Class R6	(28,012)	(145,336)	(78,294)	(131,817)
Total distributions to shareholders	(41,245)	(242,462)	(367,217)	(625,865)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,611	104,865	(60,336)	(167,574)
NET ASSETS:
Change in net assets	(46,542)	(331,439)	(337,300)	(1,014,176)
Beginning of period	976,149	1,307,588	1,637,070	2,651,246
End of period	$929,607	$976,149	$1,299,770	$1,637,070
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,713	$67,233	$935	$1,539
Net realized gain (loss)	(97,083)	220,364	(12,354)	(6,428)
Change in net unrealized appreciation/depreciation	199,757	(1,102,251)	15,920	(32,779)
Change in net assets resulting from operations	149,387	(814,654)	4,501	(37,668)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,510)	(20,391)	(374)	(1,320)
Class C	—	—	(16)	(170)
Class I	(14,781)	(89,423)	(927)	(4,168)
Class R6	(133,780)	(594,375)	(594)	(1,394)
Total distributions to shareholders	(152,071)	(704,189)	(1,911)	(7,052)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(186,034)	3,217,839	(21,654)	114,576
NET ASSETS:
Change in net assets	(188,718)	1,698,996	(19,064)	69,856
Beginning of period	6,751,038	5,052,042	185,406	115,550
End of period	$6,562,320	$6,751,038	$166,342	$185,406
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,464	$29,730
Net realized gain (loss)	(9,640)	852
Change in net unrealized appreciation/depreciation	245,221	(206,740)
Change in net assets resulting from operations	262,045	(176,158)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,084)	(17,510)
Class C	(855)	(1,448)
Class I	(18,936)	(31,283)
Class R2	(38)	(74)
Class R3	(95)	(246)
Class R4	(18)	(8)
Class R5	(69)	(100)
Class R6	(9,707)	(12,025)
Total distributions to shareholders	(38,802)	(62,694)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	848,405	1,346,195
NET ASSETS:
Change in net assets	1,071,648	1,107,343
Beginning of period	2,814,328	1,706,985
End of period	$3,885,976	$2,814,328
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$238,293	$729,686	$49,771	$82,713
Distributions reinvested	117,047	153,110	4,615	17,193
Cost of shares redeemed	(438,859)	(776,708)	(46,410)	(96,507)
Change in net assets resulting from Class A capital transactions	(83,519)	106,088	7,976	3,399
Class C
Proceeds from shares issued	18,873	107,183	6,612	13,393
Distributions reinvested	27,372	38,831	305	1,551
Cost of shares redeemed	(148,662)	(366,921)	(8,988)	(25,208)
Change in net assets resulting from Class C capital transactions	(102,417)	(220,907)	(2,071)	(10,264)
Class I
Proceeds from shares issued	2,038,668	4,277,091	98,107	1,002,982
Distributions reinvested	473,973	611,196	7,720	34,655
Cost of shares redeemed	(2,008,056)	(4,266,919)	(369,927)	(713,355)
Change in net assets resulting from Class I capital transactions	504,585	621,368	(264,100)	324,282
Class R2
Proceeds from shares issued	8,722	55,288	—	—
Distributions reinvested	2,748	2,523	—	—
Cost of shares redeemed	(12,138)	(25,869)	—	—
Change in net assets resulting from Class R2 capital transactions	(668)	31,942	—	—
Class R3
Proceeds from shares issued	23,321	59,868	—	—
Distributions reinvested	5,060	6,729	—	—
Cost of shares redeemed	(30,062)	(103,259)	—	—
Change in net assets resulting from Class R3 capital transactions	(1,681)	(36,662)	—	—
Class R4
Proceeds from shares issued	29,915	72,823	—	—
Distributions reinvested	6,376	8,137	—	—
Cost of shares redeemed	(20,824)	(107,227)	—	—
Change in net assets resulting from Class R4 capital transactions	15,467	(26,267)	—	—
Class R5
Proceeds from shares issued	114,795	273,919	—	—
Distributions reinvested	37,663	56,256	—	—
Cost of shares redeemed	(163,775)	(616,133)	—	—
Change in net assets resulting from Class R5 capital transactions	(11,317)	(285,958)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$2,097,426	$6,295,923	$423,799	$2,125,519
Distributions reinvested	619,913	795,963	48,396	147,435
Cost of shares redeemed	(2,023,015)	(5,099,133)	(591,537)	(894,269)
Change in net assets resulting from Class R6 capital transactions	694,324	1,992,753	(119,342)	1,378,685
Total change in net assets resulting from capital transactions	$1,014,774	$2,182,357	$(377,537)	$1,696,102
SHARE TRANSACTIONS:
Class A
Issued	10,871	32,056	851	1,254
Reinvested	5,231	6,715	82	254
Redeemed	(19,902)	(34,107)	(791)	(1,462)
Change in Class A Shares	(3,800)	4,664	142	46
Class C
Issued	877	4,817	114	203
Reinvested	1,249	1,740	5	23
Redeemed	(6,934)	(16,497)	(157)	(388)
Change in Class C Shares	(4,808)	(9,940)	(38)	(162)
Class I
Issued	91,173	184,268	1,661	15,113
Reinvested	20,788	26,306	137	511
Redeemed	(89,764)	(183,505)	(6,353)	(11,065)
Change in Class I Shares	22,197	27,069	(4,555)	4,559
Class R2
Issued	401	2,393	—	—
Reinvested	123	111	—	—
Redeemed	(557)	(1,142)	—	—
Change in Class R2 Shares	(33)	1,362	—	—
Class R3
Issued	1,059	2,633	—	—
Reinvested	226	295	—	—
Redeemed	(1,370)	(4,499)	—	—
Change in Class R3 Shares	(85)	(1,571)	—	—
Class R4
Issued	1,334	3,143	—	—
Reinvested	280	351	—	—
Redeemed	(931)	(4,626)	—	—
Change in Class R4 Shares	683	(1,132)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	5,113	11,784	—	—
Reinvested	1,652	2,419	—	—
Redeemed	(7,364)	(26,600)	—	—
Change in Class R5 Shares	(599)	(12,397)	—	—
Class R6
Issued	93,886	270,256	7,269	32,487
Reinvested	27,215	34,266	854	2,194
Redeemed	(89,813)	(219,071)	(9,993)	(13,096)
Change in Class R6 Shares	31,288	85,451	(1,870)	21,585
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,702	$903,577	$229,558	$574,974
Distributions reinvested	43,051	51,745	7,324	9,306
Cost of shares redeemed	(785,377)	(133,894)	(582,577)	(592,347)
Change in net assets resulting from Class A capital transactions	(624,624)	821,428	(345,695)	(8,067)
Class C
Proceeds from shares issued	58,727	736,373	6,799	38,503
Distributions reinvested	33,381	42,175	1,023	427
Cost of shares redeemed	(657,484)	(104,072)	(49,277)	(72,125)
Change in net assets resulting from Class C capital transactions	(565,376)	674,476	(41,455)	(33,195)
Class I
Proceeds from shares issued	1,623,439	1,939,110	943,978	3,633,533
Distributions reinvested	145,446	107,196	72,473	105,652
Cost of shares redeemed	(909,113)	(530,901)	(2,464,475)	(4,412,213)
Change in net assets resulting from Class I capital transactions	859,772	1,515,405	(1,448,024)	(673,028)
Class R5
Proceeds from shares issued	296	97	336	1,099
Distributions reinvested	22	11	38	54
Cost of shares redeemed	(11)	(21)	(373)	(1,444)
Change in net assets resulting from Class R5 capital transactions	307	87	1	(291)
Class R6
Proceeds from shares issued	1,616,117	61,071	141,941	1,118,361
Distributions reinvested	35,448	950	5,052	8,295
Cost of shares redeemed	(99,461)	(11,151)	(274,120)	(964,727)
Change in net assets resulting from Class R6 capital transactions	1,552,104	50,870	(127,127)	161,929
Total change in net assets resulting from capital transactions	$1,222,183	$3,062,266	$(1,962,300)	$(552,652)
SHARE TRANSACTIONS:
Class A
Issued	8,540	59,643	9,420	22,386
Reinvested	3,171	3,498	305	362
Redeemed	(58,765)	(8,945)	(24,610)	(23,352)
Change in Class A Shares	(47,054)	54,196	(14,885)	(604)
Class C
Issued	4,279	48,586	281	1,483
Reinvested	2,459	2,850	43	17
Redeemed	(49,224)	(7,026)	(2,043)	(2,834)
Change in Class C Shares	(42,486)	44,410	(1,719)	(1,334)
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	118,038	129,090	38,597	139,740
Reinvested	10,674	7,228	3,008	4,091
Redeemed	(67,324)	(35,676)	(101,102)	(172,020)
Change in Class I Shares	61,388	100,642	(59,497)	(28,189)
Class R5
Issued	22	6	14	41
Reinvested	1	1	1	2
Redeemed	(1)	(1)	(15)	(56)
Change in Class R5 Shares	22	6	—	(13)
Class R6
Issued	121,078	3,994	5,822	42,491
Reinvested	2,563	64	209	320
Redeemed	(7,236)	(741)	(11,198)	(37,604)
Change in Class R6 Shares	116,405	3,317	(5,167)	5,207
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$108,386	$365,352	$41,346	$152,621
Distributions reinvested	19,142	1,015	1,855	390
Cost of shares redeemed	(97,379)	(92,936)	(29,504)	(48,794)
Change in net assets resulting from Class A capital transactions	30,149	273,431	13,697	104,217
Class C
Proceeds from shares issued	30,740	235,920	30,332	100,232
Distributions reinvested	13,358	134	1,393	57
Cost of shares redeemed	(43,470)	(28,929)	(17,013)	(10,009)
Change in net assets resulting from Class C capital transactions	628	207,125	14,712	90,280
Class I
Proceeds from shares issued	1,390,976	5,016,234	1,210,764	2,794,989
Distributions reinvested	213,835	21,057	37,345	11,423
Cost of shares redeemed	(2,177,338)	(1,543,931)	(1,102,052)	(817,648)
Change in net assets resulting from Class I capital transactions	(572,527)	3,493,360	146,057	1,988,764
Class R5
Proceeds from shares issued	36	152	351	125
Distributions reinvested	40	5	8	1
Cost of shares redeemed	(31)	(10)	(22)	(3)
Change in net assets resulting from Class R5 capital transactions	45	147	337	123
Class R6
Proceeds from shares issued	165,746	1,278,117	161,284	599,903
Distributions reinvested	22,658	4,411	2,348	2,790
Cost of shares redeemed	(820,844)	(519,193)	(392,884)	(180,026)
Change in net assets resulting from Class R6 capital transactions	(632,440)	763,335	(229,252)	422,667
Total change in net assets resulting from capital transactions	$(1,174,145)	$4,737,398	$(54,449)	$2,606,051
SHARE TRANSACTIONS:
Class A
Issued	7,064	22,315	2,870	9,510
Reinvested	1,338	64	129	25
Redeemed	(6,573)	(5,841)	(2,050)	(3,149)
Change in Class A Shares	1,829	16,538	949	6,386
Class C
Issued	2,055	14,471	2,107	6,240
Reinvested	936	9	97	4
Redeemed	(2,940)	(1,814)	(1,186)	(648)
Change in Class C Shares	51	12,666	1,018	5,596
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	92,503	308,174	84,302	175,714
Reinvested	14,910	1,329	2,595	739
Redeemed	(146,201)	(97,196)	(75,960)	(52,035)
Change in Class I Shares	(38,788)	212,307	10,937	124,418
Class R5
Issued	2	11	26	8
Reinvested	3	—	—	—
Redeemed	(2)	(1)	(2)	—
Change in Class R5 Shares	3	10	24	8
Class R6
Issued	11,005	80,367	11,420	37,661
Reinvested	1,575	281	163	179
Redeemed	(54,719)	(31,566)	(27,120)	(11,135)
Change in Class R6 Shares	(42,139)	49,082	(15,537)	26,705
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	137

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$415,593	$884,596	$56,674	$95,190
Distributions reinvested	109,274	647,832	12,710	15,868
Cost of shares redeemed	(415,887)	(1,080,397)	(26,060)	(63,146)
Change in net assets resulting from Class A capital transactions	108,980	452,031	43,324	47,912
Class C
Proceeds from shares issued	48,370	144,403	19,522	38,979
Distributions reinvested	22,030	142,887	4,350	4,769
Cost of shares redeemed	(80,908)	(201,740)	(11,257)	(16,037)
Change in net assets resulting from Class C capital transactions	(10,508)	85,550	12,615	27,711
Class I
Proceeds from shares issued	3,126,344	4,068,962	370,616	1,016,347
Distributions reinvested	336,415	1,417,105	64,888	102,595
Cost of shares redeemed	(1,631,635)	(3,159,637)	(339,151)	(1,102,687)
Change in net assets resulting from Class I capital transactions	1,831,124	2,326,430	96,353	16,255
Class R2
Proceeds from shares issued	16,219	30,734	1,504	5,688
Distributions reinvested	3,038	19,387	638	879
Cost of shares redeemed	(11,428)	(44,228)	(1,072)	(3,741)
Change in net assets resulting from Class R2 capital transactions	7,829	5,893	1,070	2,826
Class R3
Proceeds from shares issued	61,332	103,911	934	6,937
Distributions reinvested	5,057	25,509	337	35
Cost of shares redeemed	(28,644)	(95,868)	(691)	(671)
Change in net assets resulting from Class R3 capital transactions	37,745	33,552	580	6,301
Class R4
Proceeds from shares issued	84,209	74,719	99	448
Distributions reinvested	6,116	30,607	28	16
Cost of shares redeemed	(20,553)	(103,146)	(34)	(52)
Change in net assets resulting from Class R4 capital transactions	69,772	2,180	93	412
Class R5
Proceeds from shares issued	74,847	107,123	3,383	10,080
Distributions reinvested	20,245	114,077	1,292	1,960
Cost of shares redeemed	(100,896)	(270,483)	(1,744)	(10,433)
Change in net assets resulting from Class R5 capital transactions	(5,804)	(49,283)	2,931	1,607
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$5,157,762	$5,208,807	$226,142	$423,123
Distributions reinvested	651,685	2,586,303	80,610	121,735
Cost of shares redeemed	(1,408,461)	(3,643,827)	(280,147)	(1,362,272)
Change in net assets resulting from Class R6 capital transactions	4,400,986	4,151,283	26,605	(817,414)
Total change in net assets resulting from capital transactions	$6,440,124	$7,007,636	$183,571	$(714,390)
SHARE TRANSACTIONS:
Class A
Issued	9,002	15,300	3,054	4,825
Reinvested	2,391	10,841	680	850
Redeemed	(9,040)	(18,900)	(1,406)	(3,200)
Change in Class A Shares	2,353	7,241	2,328	2,475
Class C
Issued	1,569	3,495	1,107	2,075
Reinvested	728	3,546	245	270
Redeemed	(2,632)	(5,181)	(642)	(857)
Change in Class C Shares	(335)	1,860	710	1,488
Class I
Issued	66,127	73,523	20,721	53,097
Reinvested	7,184	23,118	3,549	5,605
Redeemed	(34,514)	(54,269)	(18,574)	(56,544)
Change in Class I Shares	38,797	42,372	5,696	2,158
Class R2
Issued	374	544	83	289
Reinvested	71	344	34	48
Redeemed	(265)	(819)	(58)	(193)
Change in Class R2 Shares	180	69	59	144
Class R3
Issued	1,319	1,788	51	375
Reinvested	110	424	18	2
Redeemed	(610)	(1,671)	(37)	(34)
Change in Class R3 Shares	819	541	32	343
Class R4
Issued	1,718	1,218	5	23
Reinvested	131	500	2	1
Redeemed	(434)	(1,802)	(2)	(3)
Change in Class R4 Shares	1,415	(84)	5	21
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	139

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	1,518	1,736	182	512
Reinvested	417	1,799	70	105
Redeemed	(2,082)	(4,277)	(96)	(531)
Change in Class R5 Shares	(147)	(742)	156	86
Class R6
Issued	104,393	85,434	12,462	21,980
Reinvested	13,285	40,298	4,394	6,609
Redeemed	(28,489)	(59,337)	(15,182)	(68,921)
Change in Class R6 Shares	89,189	66,395	1,674	(40,332)
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,356	$4,279	$237,732	$482,477
Distributions reinvested	2,524	14,005	66,529	169,592
Cost of shares redeemed	(7,228)	(13,163)	(160,011)	(353,120)
Change in net assets resulting from Class A capital transactions	(2,348)	5,121	144,250	298,949
Class C
Proceeds from shares issued	90	202	44,345	120,939
Distributions reinvested	325	2,517	14,622	40,972
Cost of shares redeemed	(2,006)	(4,058)	(49,270)	(93,186)
Change in net assets resulting from Class C capital transactions	(1,591)	(1,339)	9,697	68,725
Class I
Proceeds from shares issued	6,388	8,287	785,647	1,070,339
Distributions reinvested	5,022	30,407	96,543	194,327
Cost of shares redeemed	(16,571)	(38,846)	(395,185)	(712,132)
Change in net assets resulting from Class I capital transactions	(5,161)	(152)	487,005	552,534
Class L
Proceeds from shares issued	—	—	175,133	395,544
Distributions reinvested	—	—	66,819	188,644
Cost of shares redeemed	—	—	(198,491)	(546,594)
Change in net assets resulting from Class L capital transactions	—	—	43,461	37,594
Class R2
Proceeds from shares issued	114	589	21,654	37,995
Distributions reinvested	143	689	9,490	26,872
Cost of shares redeemed	(249)	(826)	(18,869)	(63,181)
Change in net assets resulting from Class R2 capital transactions	8	452	12,275	1,686
Class R3
Proceeds from shares issued	—	—	17,368	42,673
Distributions reinvested	—	—	6,399	17,015
Cost of shares redeemed	—	—	(11,205)	(41,106)
Change in net assets resulting from Class R3 capital transactions	—	—	12,562	18,582
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	141

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R4
Proceeds from shares issued	$—	$—	$4,549	$29,348
Distributions reinvested	—	—	2,521	6,517
Cost of shares redeemed	—	—	(3,370)	(12,601)
Change in net assets resulting from Class R4 capital transactions	—	—	3,700	23,264
Class R5
Proceeds from shares issued	537	629	113,847	150,643
Distributions reinvested	211	1,031	40,268	108,890
Cost of shares redeemed	(624)	(928)	(90,784)	(227,974)
Change in net assets resulting from Class R5 capital transactions	124	732	63,331	31,559
Class R6
Proceeds from shares issued	4,504	14,684	1,517,049	3,344,796
Distributions reinvested	2,286	10,380	521,780	1,391,583
Cost of shares redeemed	(4,861)	(43,742)	(1,537,082)	(2,791,475)
Change in net assets resulting from Class R6 capital transactions	1,929	(18,678)	501,747	1,944,904
Total change in net assets resulting from capital transactions	$(7,039)	$(13,864)	$1,278,028	$2,977,797
SHARE TRANSACTIONS:
Class A
Issued	86	133	13,201	22,953
Reinvested	93	473	3,729	7,869
Redeemed	(268)	(409)	(8,939)	(16,917)
Change in Class A Shares	(89)	197	7,991	13,905
Class C
Issued	3	7	2,592	5,981
Reinvested	12	87	861	1,991
Redeemed	(74)	(132)	(2,894)	(4,695)
Change in Class C Shares	(59)	(38)	559	3,277
Class I
Issued	234	259	42,836	51,626
Reinvested	183	1,014	5,394	8,991
Redeemed	(609)	(1,241)	(21,980)	(34,649)
Change in Class I Shares	(192)	32	26,250	25,968
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class L
Issued	—	—	9,686	18,648
Reinvested	—	—	3,726	8,703
Redeemed	—	—	(10,993)	(25,845)
Change in Class L Shares	—	—	2,419	1,506
Class R2
Issued	4	19	1,226	1,831
Reinvested	5	24	539	1,262
Redeemed	(9)	(25)	(1,058)	(3,011)
Change in Class R2 Shares	—	18	707	82
Class R3
Issued	—	—	963	2,026
Reinvested	—	—	361	793
Redeemed	—	—	(620)	(1,947)
Change in Class R3 Shares	—	—	704	872
Class R4
Issued	—	—	252	1,342
Reinvested	—	—	141	302
Redeemed	—	—	(189)	(597)
Change in Class R4 Shares	—	—	204	1,047
Class R5
Issued	19	20	6,267	7,164
Reinvested	8	34	2,244	5,022
Redeemed	(22)	(30)	(5,013)	(10,744)
Change in Class R5 Shares	5	24	3,498	1,442
Class R6
Issued	158	454	83,470	158,265
Reinvested	83	345	29,020	64,061
Redeemed	(176)	(1,239)	(84,265)	(130,138)
Change in Class R6 Shares	65	(440)	28,225	92,188
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	143

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,571	$19,969	$17,122	$32,817
Distributions reinvested	2,539	17,212	53,749	75,295
Cost of shares redeemed	(7,991)	(21,806)	(53,021)	(87,007)
Change in net assets resulting from Class A capital transactions	119	15,375	17,850	21,105
Class C
Proceeds from shares issued	389	1,206	3,301	8,585
Distributions reinvested	635	5,682	7,861	9,642
Cost of shares redeemed	(5,192)	(7,337)	(5,387)	(12,318)
Change in net assets resulting from Class C capital transactions	(4,168)	(449)	5,775	5,909
Class I
Proceeds from shares issued	4,388	24,295	110,210	207,573
Distributions reinvested	3,062	29,393	207,578	379,324
Cost of shares redeemed	(8,912)	(84,539)	(345,281)	(792,690)
Change in net assets resulting from Class I capital transactions	(1,462)	(30,851)	(27,493)	(205,793)
Class R2
Proceeds from shares issued	2,883	8,001	114	794
Distributions reinvested	1,201	9,089	1,322	1,468
Cost of shares redeemed	(4,570)	(14,963)	(378)	(1,302)
Change in net assets resulting from Class R2 capital transactions	(486)	2,127	1,058	960
Class R5
Proceeds from shares issued	3,573	11,706	2,228	7,576
Distributions reinvested	4,399	26,832	6,610	7,761
Cost of shares redeemed	(6,475)	(56,584)	(5,318)	(10,062)
Change in net assets resulting from Class R5 capital transactions	1,497	(18,046)	3,520	5,275
Class R6
Proceeds from shares issued	11,195	91,331	16,594	85,411
Distributions reinvested	27,159	140,885	60,993	95,950
Cost of shares redeemed	(32,243)	(95,507)	(138,633)	(176,391)
Change in net assets resulting from Class R6 capital transactions	6,111	136,709	(61,046)	4,970
Total change in net assets resulting from capital transactions	$1,611	$104,865	$(60,336)	$(167,574)
SHARE TRANSACTIONS:
Class A
Issued	112	309	1,070	1,372
Reinvested	50	258	3,614	3,292
Redeemed	(159)	(339)	(3,154)	(3,827)
Change in Class A Shares	3	228	1,530	837
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class C
Issued	8	19	251	418
Reinvested	13	88	653	490
Redeemed	(109)	(120)	(373)	(612)
Change in Class C Shares	(88)	(13)	531	296
Class I
Issued	82	370	5,964	8,504
Reinvested	59	427	13,301	16,025
Redeemed	(171)	(1,296)	(19,078)	(34,415)
Change in Class I Shares	(30)	(499)	187	(9,886)
Class R2
Issued	59	127	7	32
Reinvested	25	141	100	70
Redeemed	(90)	(243)	(27)	(56)
Change in Class R2 Shares	(6)	25	80	46
Class R5
Issued	69	173	116	326
Reinvested	87	398	417	324
Redeemed	(123)	(768)	(302)	(424)
Change in Class R5 Shares	33	(197)	231	226
Class R6
Issued	218	1,476	887	3,406
Reinvested	539	2,090	3,845	4,010
Redeemed	(614)	(1,286)	(7,723)	(7,397)
Change in Class R6 Shares	143	2,280	(2,991)	19
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	145

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,183	$43,303	$5,375	$27,657
Distributions reinvested	3,490	20,245	369	1,294
Cost of shares redeemed	(20,706)	(62,282)	(5,392)	(7,152)
Change in net assets resulting from Class A capital transactions	17,967	1,266	352	21,799
Class C
Proceeds from shares issued	—	—	372	3,680
Distributions reinvested	—	—	16	170
Cost of shares redeemed	—	—	(870)	(1,826)
Change in net assets resulting from Class C capital transactions	—	—	(482)	2,024
Class I
Proceeds from shares issued	121,270	217,181	14,707	115,790
Distributions reinvested	10,524	61,537	878	4,010
Cost of shares redeemed	(114,272)	(196,491)	(38,049)	(58,741)
Change in net assets resulting from Class I capital transactions	17,522	82,227	(22,464)	61,059
Class R6
Proceeds from shares issued	344,419	3,036,307	4,423	34,299
Distributions reinvested	133,187	592,731	594	1,393
Cost of shares redeemed	(699,129)	(494,692)	(4,077)	(5,998)
Change in net assets resulting from Class R6 capital transactions	(221,523)	3,134,346	940	29,694
Total change in net assets resulting from capital transactions	$(186,034)	$3,217,839	$(21,654)	$114,576
SHARE TRANSACTIONS:
Class A
Issued	1,180	1,280	106	463
Reinvested	117	572	7	21
Redeemed	(693)	(1,752)	(106)	(125)
Change in Class A Shares	604	100	7	359
Class C
Issued	—	—	8	61
Reinvested	—	—	—(a)	3
Redeemed	—	—	(18)	(32)
Change in Class C Shares	—	—	(10)	32
Class I
Issued	3,957	6,105	280	1,929
Reinvested	349	1,716	18	63
Redeemed	(3,801)	(5,545)	(758)	(1,046)
Change in Class I Shares	505	2,276	(460)	946

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	11,356	88,874	87	578
Reinvested	4,430	16,596	12	22
Redeemed	(23,089)	(13,867)	(80)	(104)
Change in Class R6 Shares	(7,303)	91,603	19	496
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	147

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$225,663	$314,010
Distributions reinvested	8,473	16,637
Cost of shares redeemed	(58,315)	(71,928)
Change in net assets resulting from Class A capital transactions	175,821	258,719
Class C
Proceeds from shares issued	28,582	50,471
Distributions reinvested	773	1,297
Cost of shares redeemed	(8,468)	(11,285)
Change in net assets resulting from Class C capital transactions	20,887	40,483
Class I
Proceeds from shares issued	585,749	1,347,016
Distributions reinvested	17,581	28,112
Cost of shares redeemed	(262,382)	(675,873)
Change in net assets resulting from Class I capital transactions	340,948	699,255
Class R2
Proceeds from shares issued	951	2,732
Distributions reinvested	38	74
Cost of shares redeemed	(538)	(945)
Change in net assets resulting from Class R2 capital transactions	451	1,861
Class R3
Proceeds from shares issued	2,560	10,796
Distributions reinvested	72	216
Cost of shares redeemed	(1,407)	(2,711)
Change in net assets resulting from Class R3 capital transactions	1,225	8,301
Class R4
Proceeds from shares issued	2,037	292
Distributions reinvested	18	8
Cost of shares redeemed	(31)	(137)
Change in net assets resulting from Class R4 capital transactions	2,024	163
Class R5
Proceeds from shares issued	2,123	5,175
Distributions reinvested	62	99
Cost of shares redeemed	(270)	(584)
Change in net assets resulting from Class R5 capital transactions	1,915	4,690
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$383,671	$391,201
Distributions reinvested	9,412	11,652
Cost of shares redeemed	(87,949)	(70,130)
Change in net assets resulting from Class R6 capital transactions	305,134	332,723
Total change in net assets resulting from capital transactions	$848,405	$1,346,195
SHARE TRANSACTIONS:
Class A
Issued	3,544	4,783
Reinvested	134	255
Redeemed	(920)	(1,108)
Change in Class A Shares	2,758	3,930
Class C
Issued	511	868
Reinvested	14	22
Redeemed	(153)	(195)
Change in Class C Shares	372	695
Class I
Issued	8,729	19,213
Reinvested	263	406
Redeemed	(3,936)	(9,783)
Change in Class I Shares	5,056	9,836
Class R2
Issued	14	41
Reinvested	1	1
Redeemed	(9)	(14)
Change in Class R2 Shares	6	28
Class R3
Issued	40	152
Reinvested	1	3
Redeemed	(21)	(40)
Change in Class R3 Shares	20	115
Class R4
Issued	29	4
Redeemed	—	(2)
Change in Class R4 Shares	29	2
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	149

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	32	72
Reinvested	1	1
Redeemed	(4)	(8)
Change in Class R5 Shares	29	65
Class R6
Issued	5,604	5,559
Reinvested	139	167
Redeemed	(1,283)	(1,004)
Change in Class R6 Shares	4,460	4,722
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Large Cap Funds	December 31, 2022

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED December 31, 2022
(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$90,253
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(694,914)
Proceeds from disposition of investment securities	1,198,358
Covers of investment securities sold short	(319,889)
Proceeds from investment securities sold short	254,097
Purchases of short-term investments — affiliates, net	(14,045)
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	143,797
Change in unrealized (appreciation)/depreciation on investments in affiliates	(2)
Change in unrealized (appreciation)/depreciation on investment securities sold short	29,085
Net realized (gain)/loss on investments in non-affiliates	(248,348)
Net realized (gain)/loss on investments in affiliates	(18)
Net realized (gain)/loss on securities sold short	(15,292)
Increase in dividends receivable from affiliates	(3)
Decrease in dividends receivable from non-affiliates	132
Decrease in dividend expense to non-affiliates on securities sold short	(64)
Decrease in Interest expense to non-affiliates on securities sold short	(15)
Decrease in due to broker for securities sold short	(7)
Decrease in investment advisory fees payable	(174)
Decrease in administration fees payable	(41)
Decrease in distribution fees payable	(5)
Decrease in service fees payable	(111)
Increase in custodian and accounting fees payable	1
Decrease in other accrued expenses payable	(29)
Net cash provided (used) by operating activities	422,766
Cash flows provided (used) by financing activities:
Proceeds from shares issued	149,527
Payment for shares redeemed	(543,113)
Cash distributions paid to shareholders (net of reinvestments $338,113)	(29,104)
Net cash provided (used) by financing activities	(422,690)
Cash
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	76
Restricted and unrestricted cash and foreign currency at beginning of period	43
Restricted and unrestricted cash and foreign currency at end of period	$119

Supplemental disclosure of cash flow information:
For the period ended December 31, 2022 the Fund paid approximately $90 in interest expense.
For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	151

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED December 31, 2022 (continued)
(Amounts in thousands)
Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:
	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Large Cap Core Plus Fund
	June 30, 2022	December 31, 2022
Cash	$37	$119
Foreign currency, at value	6	—
	$43	$119
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Large Cap Funds	December 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$21.15	$0.20	$1.39	$1.59	$(0.22)	$(0.39)	$(0.61)
Year Ended June 30, 2022	22.34	0.34	(0.76)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.22	0.29	6.12	6.41	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Class C
Six Months Ended December 31, 2022 (Unaudited)	20.68	0.14	1.36	1.50	(0.16)	(0.39)	(0.55)
Year Ended June 30, 2022	21.87	0.22	(0.75)	(0.53)	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2021	15.88	0.19	6.00	6.19	(0.20)	—	(0.20)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Class I
Six Months Ended December 31, 2022 (Unaudited)	21.56	0.23	1.42	1.65	(0.24)	(0.39)	(0.63)
Year Ended June 30, 2022	22.76	0.40	(0.77)	(0.37)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.52	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	21.04	0.17	1.38	1.55	(0.19)	(0.39)	(0.58)
Year Ended June 30, 2022	22.23	0.29	(0.77)	(0.48)	(0.27)	(0.44)	(0.71)
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	21.13	0.20	1.39	1.59	(0.22)	(0.39)	(0.61)
Year Ended June 30, 2022	22.32	0.33	(0.75)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	21.54	0.23	1.42	1.65	(0.24)	(0.39)	(0.63)
Year Ended June 30, 2022	22.75	0.40	(0.78)	(0.38)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$22.13	7.48%	$4,690,375	0.95% (f)	1.78% (f)	0.95% (f)	4%
21.15	(2.10)	4,562,270	0.95	1.49	0.95	15
22.34	39.81	4,715,916	0.96	1.48	0.96	16
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20

21.63	7.23	1,158,158	1.45(f)	1.28(f)	1.45(f)	4
20.68	(2.63)	1,206,824	1.45	0.97	1.45	15
21.87	39.19	1,493,408	1.45	0.99	1.46	16
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20

22.58	7.65	18,944,906	0.70(f)	2.04(f)	0.70(f)	4
21.56	(1.87)	17,614,254	0.70	1.74	0.70	15
22.76	40.16	17,980,353	0.70	1.73	0.71	16
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20

22.01	7.33	106,350	1.20(f)	1.53(f)	1.20(f)	4
21.04	(2.36)	102,353	1.21	1.28	1.21	15
22.23	39.47	77,859	1.22	1.22	1.22	16
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20

22.11	7.48	241,708	0.95(f)	1.79(f)	0.95(f)	4
21.13	(2.10)	232,772	0.95	1.47	0.95	15
22.32	39.79	280,991	0.95	1.49	0.96	16
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20

22.56	7.66	237,336	0.70(f)	2.05(f)	0.70(f)	4
21.54	(1.91)	211,963	0.70	1.73	0.70	15
22.75	40.19	249,525	0.70	1.73	0.70	16
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	155

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$21.58	$0.25	$1.41	$1.66	$(0.26)	$(0.39)	$(0.65)
Year Ended June 30, 2022	22.78	0.43	(0.77)	(0.34)	(0.42)	(0.44)	(0.86)
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	21.56	0.26	1.41	1.67	(0.27)	(0.39)	(0.66)
Year Ended June 30, 2022	22.76	0.46	(0.77)	(0.31)	(0.45)	(0.44)	(0.89)
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$22.59	7.68%	$1,348,361	0.55% (f)	2.19% (f)	0.55% (f)	4%
21.58	(1.72)	1,300,595	0.55	1.87	0.55	15
22.78	40.41	1,655,531	0.55	1.88	0.56	16
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20

22.57	7.74	22,423,417	0.45(f)	2.29(f)	0.45(f)	4
21.56	(1.62)	20,740,383	0.45	1.99	0.45	15
22.76	40.51	19,952,074	0.45	1.98	0.46	16
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$56.74	$0.37	$0.78	$1.15	$(0.40)	$(0.01)	$(0.41)
Year Ended June 30, 2022	65.24	0.65	(7.60)	(6.95)	(0.62)	(0.93)	(1.55)
Year Ended June 30, 2021	47.11	0.62	18.24	18.86	(0.73)	—	(0.73)
Year Ended June 30, 2020	44.90	0.91	2.20	3.11	(0.81)	(0.09)	(0.90)
Year Ended June 30, 2019	41.64	0.72	3.33	4.05	(0.65)	(0.14)	(0.79)
Year Ended June 30, 2018	37.41	0.61	4.54	5.15	(0.54)	(0.38)	(0.92)
Class C
Six Months Ended December 31, 2022 (Unaudited)	56.14	0.19	0.78	0.97	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2022	64.55	0.25	(7.51)	(7.26)	(0.22)	(0.93)	(1.15)
Year Ended June 30, 2021	46.65	0.28	18.00	18.28	(0.38)	—	(0.38)
Year Ended June 30, 2020	44.45	0.62	2.21	2.83	(0.54)	(0.09)	(0.63)
Year Ended June 30, 2019	41.27	0.46	3.30	3.76	(0.44)	(0.14)	(0.58)
Year Ended June 30, 2018	37.08	0.37	4.50	4.87	(0.30)	(0.38)	(0.68)
Class I
Six Months Ended December 31, 2022 (Unaudited)	56.81	0.44	0.79	1.23	(0.47)	(0.01)	(0.48)
Year Ended June 30, 2022	65.33	0.81	(7.62)	(6.81)	(0.78)	(0.93)	(1.71)
Year Ended June 30, 2021	47.22	0.77	18.21	18.98	(0.87)	—	(0.87)
Year Ended June 30, 2020	44.97	1.02	2.25	3.27	(0.93)	(0.09)	(1.02)
Year Ended June 30, 2019	41.68	0.83	3.34	4.17	(0.74)	(0.14)	(0.88)
Year Ended June 30, 2018	37.44	0.72	4.54	5.26	(0.64)	(0.38)	(1.02)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	56.83	0.49	0.78	1.27	(0.52)	(0.01)	(0.53)
Year Ended June 30, 2022	65.35	0.92	(7.62)	(6.70)	(0.89)	(0.93)	(1.82)
Year Ended June 30, 2021	47.21	0.85	18.25	19.10	(0.96)	—	(0.96)
Year Ended June 30, 2020	44.98	1.10	2.22	3.32	(1.00)	(0.09)	(1.09)
Year Ended June 30, 2019	41.68	0.90	3.33	4.23	(0.79)	(0.14)	(0.93)
Year Ended June 30, 2018	37.44	0.76	4.57	5.33	(0.71)	(0.38)	(1.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)
Net expenses for Class R6 Shares are 0.045% for the year ended June 30, 2022, 0.044% for the year ended June 30, 2021, 0.044% for the year ended June 30,
2020, 0.043% for the year ended June 30, 2019 and 0.042% for the year ended June 30, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$57.48	2.05%	$671,022	0.45% (f)	1.25% (f)	0.65% (f)	5%
56.74	(11.02)	654,422	0.45	0.98	0.65	11
65.24	40.28	749,440	0.45	1.10	0.66	26
47.11	7.02	572,292	0.45	1.97	0.66	15
44.90	9.87	602,186	0.45	1.68	0.66	6
41.64	13.88	590,286	0.45	1.52	0.69	14

56.88	1.75	85,754	1.05(f)	0.64(f)	1.13(f)	5
56.14	(11.55)	86,737	1.05	0.37	1.13	11
64.55	39.35	110,184	1.05	0.50	1.13	26
46.65	6.42	102,864	1.05	1.37	1.14	15
44.45	9.23	96,605	1.05	1.10	1.13	6
41.27	13.20	78,613	1.05	0.92	1.15	14

57.56	2.19	874,058	0.20(f)	1.49(f)	0.38(f)	5
56.81	(10.81)	1,121,519	0.20	1.22	0.38	11
65.33	40.48	991,703	0.20	1.37	0.38	26
47.22	7.40	1,022,318	0.20	2.21	0.38	15
44.97	10.16	791,881	0.20	1.94	0.38	6
41.68	14.18	687,941	0.20	1.78	0.40	14

57.57	2.26	5,357,788	0.05(f)	1.65(f)	0.13(f)	5
56.83	(10.67)	5,395,106	0.05(g)	1.39	0.13	11
65.35	40.77	4,793,114	0.04(g)	1.49	0.13	26
47.21	7.52	3,306,397	0.04(g)	2.38	0.13	15
44.98	10.33	3,019,734	0.04(g)	2.11	0.13	6
41.68	14.36	2,008,916	0.04(g)	1.85	0.14	14
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Equity Premium Income Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$13.79	$0.83	$(0.13)	$0.70	$(0.85)	$13.64
Year Ended June 30, 2022	15.23	1.46	(1.56)	(0.10)	(1.34)	13.79
Year Ended June 30, 2021	12.96	1.26	2.40	3.66	(1.39)	15.23
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)	12.96
August 31, 2018 (g) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)	14.92
Class C
Six Months Ended December 31, 2022 (Unaudited)	13.79	0.79	(0.12)	0.67	(0.82)	13.64
Year Ended June 30, 2022	15.23	1.38	(1.56)	(0.18)	(1.26)	13.79
Year Ended June 30, 2021	12.96	1.15	2.44	3.59	(1.32)	15.23
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)	12.96
August 31, 2018 (g) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)	14.92
Class I
Six Months Ended December 31, 2022 (Unaudited)	13.80	0.86	(0.15)	0.71	(0.87)	13.64
Year Ended June 30, 2022	15.23	1.48	(1.54)	(0.06)	(1.37)	13.80
Year Ended June 30, 2021	12.96	1.38	2.32	3.70	(1.43)	15.23
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)	12.96
August 31, 2018 (g) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)	14.92
Class R5
Six Months Ended December 31, 2022 (Unaudited)	13.79	0.89	(0.16)	0.73	(0.88)	13.64
Year Ended June 30, 2022	15.23	1.48	(1.52)	(0.04)	(1.40)	13.79
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)	15.23
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)	12.96
August 31, 2018 (g) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)	14.92
Class R6
Six Months Ended December 31, 2022 (Unaudited)	13.80	0.91	(0.18)	0.73	(0.89)	13.64
Year Ended June 30, 2022	15.23	1.50	(1.52)	(0.02)	(1.41)	13.80
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)	15.23
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)	12.96
August 31, 2018 (g) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)	14.92

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Large Cap Funds	December 31, 2022

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

5.24%	$253,241	0.85% (f)	12.03% (f)	0.85% (f)	94%
(1.05)	905,284	0.85	9.76	0.88	188
29.67	174,085	0.85	8.61	0.91	217
(3.78)	12,904	0.85	14.21	1.11	236
5.95	125	0.85(f)	7.90(f)	1.80(f)	43

4.98	167,994	1.35(f)	11.51(f)	1.35(f)	94
(1.54)	756,008	1.35	9.19	1.38	188
29.03	158,340	1.34	7.76	1.40	217
(4.26)	4,710	1.35	11.77	1.61	236
5.50	21	1.35(f)	7.14(f)	2.26(f)	43

5.29	2,675,522	0.60(f)	12.49(f)	0.60(f)	94
(0.73)	1,859,617	0.60	9.83	0.63	188
29.97	519,976	0.60	9.62	0.69	217
(3.57)	173,409	0.60	11.40	0.91	236
6.15	54,045	0.60(f)	7.89(f)	1.13(f)	43

5.45	471	0.45(f)	12.86(f)	0.47(f)	94
(0.66)	160	0.45	9.82	0.50	188
30.16	88	0.45	9.54	0.56	217
(3.43)	21	0.45	10.37	0.83	236
6.28	21	0.45(f)	8.04(f)	1.36(f)	43

5.43	1,675,794	0.35(f)	13.13(f)	0.35(f)	94
(0.49)	89,522	0.35	9.93	0.37	188
30.29	48,315	0.35	9.99	0.44	217
(3.33)	686	0.35	13.60	0.59	236
6.37	21	0.35(f)	8.14(f)	1.26(f)	43
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Hedged Equity Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$24.20	$0.10	$0.29	$0.39	$(0.12)	$24.47
Year Ended June 30, 2022	25.90	0.13	(1.70)	(1.57)	(0.13)	24.20
Year Ended June 30, 2021	21.83	0.15	4.11	4.26	(0.19)	25.90
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)	21.83
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)	20.23
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)	19.43
Class C
Six Months Ended December 31, 2022 (Unaudited)	24.02	0.04	0.29	0.33	(0.06)	24.29
Year Ended June 30, 2022	25.72	—	(1.68)	(1.68)	(0.02)	24.02
Year Ended June 30, 2021	21.70	0.03	4.07	4.10	(0.08)	25.72
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)	21.70
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)	20.10
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)	19.33
Class I
Six Months Ended December 31, 2022 (Unaudited)	24.28	0.13	0.29	0.42	(0.15)	24.55
Year Ended June 30, 2022	25.98	0.20	(1.70)	(1.50)	(0.20)	24.28
Year Ended June 30, 2021	21.90	0.21	4.11	4.32	(0.24)	25.98
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)	21.90
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)	20.28
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)	19.47
Class R5
Six Months Ended December 31, 2022 (Unaudited)	24.32	0.15	0.30	0.45	(0.17)	24.60
Year Ended June 30, 2022	26.02	0.24	(1.70)	(1.46)	(0.24)	24.32
Year Ended June 30, 2021	21.93	0.25	4.11	4.36	(0.27)	26.02
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)	21.93
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)	20.32
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)	19.50
Class R6
Six Months Ended December 31, 2022 (Unaudited)	24.33	0.16	0.31	0.47	(0.19)	24.61
Year Ended June 30, 2022	26.04	0.27	(1.72)	(1.45)	(0.26)	24.33
Year Ended June 30, 2021	21.95	0.28	4.11	4.39	(0.30)	26.04
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)	21.95
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)	20.32
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)	19.49

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Large Cap Funds	December 31, 2022

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

1.64%	$1,301,726	0.83% (f)	0.82% (f)	0.83% (f)	14%
(6.08)	1,647,387	0.83	0.52	0.83	44
19.58	1,778,457	0.83	0.61	0.84	39
8.89	473,314	0.85	1.35	0.86	68
5.12	296,242	0.85	1.02	0.87	48
7.33	277,898	0.84	0.92	0.87	44

1.38	400,106	1.33(f)	0.32(f)	1.33(f)	14
(6.53)	436,891	1.33	0.02	1.33	44
18.93	502,120	1.33	0.14	1.33	39
8.40	246,741	1.35	0.84	1.36	68
4.60	158,602	1.35	0.55	1.37	48
6.79	81,030	1.34	0.42	1.38	44

1.76	11,474,396	0.58(f)	1.07(f)	0.58(f)	14
(5.83)	12,790,417	0.58	0.77	0.58	44
19.83	14,416,679	0.58	0.89	0.58	39
9.21	7,167,488	0.59	1.59	0.60	68
5.39	4,214,453	0.60	1.30	0.61	48
7.63	1,947,444	0.59	1.17	0.62	44

1.88	5,394	0.43(f)	1.23(f)	0.43(f)	14
(5.68)	5,335	0.43	0.92	0.43	44
20.01	6,024	0.44	1.03	0.45	39
9.30	2,964	0.45	1.74	0.59	68
5.57	1,893	0.45	1.46	0.95	48
7.81	123	0.39	1.37	0.67	44

1.93	1,505,369	0.33(f)	1.32(f)	0.33(f)	14
(5.61)	1,614,304	0.33	1.02	0.33	44
20.11	1,591,643	0.33	1.14	0.34	39
9.50	851,085	0.35	1.87	0.35	68
5.69	384,616	0.35	1.56	0.37	48
7.87	121,897	0.34	1.42	0.42	44
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity 2 Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$14.87	$0.06	$(0.17)	$(0.11)	$(0.07)	$(0.82)	$(0.89)
Year Ended June 30, 2022	15.97	0.09	(1.12)	(1.03)	(0.07)	—	(0.07)
February 26, 2021 (g) through June 30, 2021	15.00	0.03	0.95	0.98	(0.01)	—	(0.01)
Class C
Six Months Ended December 31, 2022 (Unaudited)	14.84	0.02	(0.16)	(0.14)	(0.04)	(0.82)	(0.86)
Year Ended June 30, 2022	15.95	0.01	(1.11)	(1.10)	(0.01)	—	(0.01)
February 26, 2021 (g) through June 30, 2021	15.00	—(h)	0.95	0.95	—(h)	—	—
Class I
Six Months Ended December 31, 2022 (Unaudited)	14.89	0.07	(0.16)	(0.09)	(0.09)	(0.82)	(0.91)
Year Ended June 30, 2022	15.98	0.13	(1.12)	(0.99)	(0.10)	—	(0.10)
February 26, 2021 (g) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)	—	(0.02)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	14.89	0.09	(0.17)	(0.08)	(0.10)	(0.82)	(0.92)
Year Ended June 30, 2022	15.98	0.15	(1.12)	(0.97)	(0.12)	—	(0.12)
February 26, 2021 (g) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)	—	(0.02)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	14.90	0.09	(0.17)	(0.08)	(0.11)	(0.82)	(0.93)
Year Ended June 30, 2022	15.99	0.18	(1.13)	(0.95)	(0.14)	—	(0.14)
February 26, 2021 (g) through June 30, 2021	15.00	0.05	0.96	1.01	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$13.87	(0.89)%	$300,624	0.85% (f)	0.76% (f)	0.85% (f)	16%
14.87	(6.49)	295,220	0.85	0.57	0.88	39
15.97	6.54	52,880	0.85(f)	0.57(f)	0.92(f)	6

13.84	(1.15)	225,770	1.35(f)	0.24(f)	1.35(f)	16
14.84	(6.90)	241,375	1.35	0.07	1.38	39
15.95	6.36	57,423	1.35(f)	0.05(f)	1.43(f)	6

13.89	(0.77)	3,294,645	0.60(f)	0.99(f)	0.60(f)	16
14.89	(6.22)	4,110,283	0.60	0.81	0.62	39
15.98	6.63	1,018,781	0.60(f)	0.80(f)	0.70(f)	6

13.89	(0.69)	637	0.45(f)	1.15(f)	0.45(f)	16
14.89	(6.10)	636	0.45	0.92	0.47	39
15.98	6.66	536	0.45(f)	0.99(f)	0.88(f)	6

13.89	(0.71)	324,403	0.35(f)	1.15(f)	0.35(f)	16
14.90	(6.01)	975,953	0.35	1.12	0.38	39
15.99	6.75	262,248	0.35(f)	1.04(f)	0.43(f)	6
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity 3 Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$14.34	$0.06	$(0.02)(f)	$0.04	$(0.07)	$(0.15)	$(0.22)
Year Ended June 30, 2022	15.96	0.09	(1.65)	(1.56)	(0.06)	—	(0.06)
February 26, 2021 (h) through June 30, 2021	15.00	0.03	0.95	0.98	(0.02)	—	(0.02)
Class C
Six Months Ended December 31, 2022 (Unaudited)	14.30	0.02	(0.02)(f)	—	(0.03)	(0.15)	(0.18)
Year Ended June 30, 2022	15.95	0.01	(1.65)	(1.64)	(0.01)	—	(0.01)
February 26, 2021 (h) through June 30, 2021	15.00	—(i)	0.96	0.96	(0.01)	—	(0.01)
Class I
Six Months Ended December 31, 2022 (Unaudited)	14.36	0.07	(0.02)(f)	0.05	(0.08)	(0.15)	(0.23)
Year Ended June 30, 2022	15.98	0.13	(1.65)	(1.52)	(0.10)	—	(0.10)
February 26, 2021 (h) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)	—	(0.02)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	14.37	0.09	(0.02)(f)	0.07	(0.10)	(0.15)	(0.25)
Year Ended June 30, 2022	15.98	0.17	(1.66)	(1.49)	(0.12)	—	(0.12)
February 26, 2021 (h) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)	—	(0.02)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	14.37	0.09	(0.02)(f)	0.07	(0.10)	(0.15)	(0.25)
Year Ended June 30, 2022	15.98	0.17	(1.65)	(1.48)	(0.13)	—	(0.13)
February 26, 2021 (h) through June 30, 2021	15.00	0.06	0.94	1.00	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)
Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.16	0.22%	$122,873	0.85% (g)	0.76% (g)	0.86% (g)	35%
14.34	(9.78)	110,840	0.85	0.57	0.89	29
15.96	6.50	21,446	0.85(g)	0.60(g)	1.00(g)	7

14.12	(0.02)	110,406	1.35(g)	0.26(g)	1.36(g)	35
14.30	(10.28)	97,285	1.35	0.07	1.39	29
15.95	6.37	19,229	1.35(g)	0.09(g)	1.51(g)	7

14.18	0.35	2,384,003	0.60(g)	1.01(g)	0.61(g)	35
14.36	(9.58)	2,257,577	0.60	0.82	0.63	29
15.98	6.64	524,074	0.60(g)	0.81(g)	0.80(g)	7

14.19	0.44	464	0.45(g)	1.20(g)	0.46(g)	35
14.37	(9.41)	128	0.45	1.09	0.50	29
15.98	6.64	21	0.45(g)	0.96(g)	3.22(g)	7

14.19	0.48	160,068	0.35(g)	1.17(g)	0.36(g)	35
14.37	(9.33)	385,463	0.35	1.03	0.38	29
15.98	6.68	1,796	0.35(g)	1.10(g)	0.64(g)	7
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$44.12	$0.10	$0.77	$0.87	$(0.05)	$(1.35)	$(1.40)
Year Ended June 30, 2022	64.22	(0.12)	(10.74)	(10.86)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.04	(0.27)	19.59	19.32	—	(3.14)	(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Class C
Six Months Ended December 31, 2022 (Unaudited)	29.67	(0.01)(g)	0.53	0.52	—	(1.35)	(1.35)
Year Ended June 30, 2022	46.21	(0.29)	(7.01)	(7.30)	—	(9.24)	(9.24)
Year Ended June 30, 2021	35.43	(0.41)	14.33	13.92	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Class I
Six Months Ended December 31, 2022 (Unaudited)	45.32	0.16	0.78	0.94	(0.18)	(1.35)	(1.53)
Year Ended June 30, 2022	65.59	0.03	(11.06)	(11.03)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.91	(0.12)	19.97	19.85	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	41.49	0.03	0.73	0.76	—	(1.35)	(1.35)
Year Ended June 30, 2022	61.05	(0.26)	(10.06)	(10.32)	—	(9.24)	(9.24)
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	44.45	0.10	0.77	0.87	(0.07)	(1.35)	(1.42)
Year Ended June 30, 2022	64.64	(0.12)	(10.83)	(10.95)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	45.23	0.16	0.77	0.93	(0.18)	(1.35)	(1.53)
Year Ended June 30, 2022	65.47	0.02	(11.02)	(11.00)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$43.59	1.82%	$3,791,611	0.93% (f)	0.41% (f)	1.01% (f)	8%
44.12	(20.68)	3,734,120	0.94	(0.20)	1.01	50
64.22	41.00	4,970,767	0.93	(0.46)	1.02	58
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24

28.84	1.54	530,904	1.43(f)	(0.09)(f)	1.51(f)	8
29.67	(21.07)	556,002	1.44	(0.71)	1.51	50
46.21	40.32	780,132	1.43	(0.96)	1.51	58
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24

44.73	1.93	11,122,157	0.68(f)	0.66(f)	0.76(f)	8
45.32	(20.49)	9,509,669	0.69	0.05	0.76	50
65.59	41.37	10,983,173	0.68	(0.21)	0.76	58
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24

40.90	1.68	96,973	1.18(f)	0.16(f)	1.27(f)	8
41.49	(20.88)	90,916	1.19	(0.46)	1.26	50
61.05	40.65	129,541	1.18	(0.71)	1.26	58
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24

43.90	1.82	239,133	0.93(f)	0.41(f)	1.01(f)	8
44.45	(20.68)	205,831	0.94	(0.21)	1.01	50
64.64	41.01	264,318	0.93	(0.45)	1.01	58
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24

44.63	1.92	199,026	0.68(f)	0.66(f)	0.76(f)	8
45.23	(20.48)	137,633	0.69	0.03	0.76	50
65.47	41.37	204,814	0.68	(0.20)	0.76	58
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$46.91	$0.20	$0.81	$1.01	$(0.23)	$(1.35)	$(1.58)
Year Ended June 30, 2022	67.49	0.12	(11.46)	(11.34)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	47.51	0.23	0.82	1.05	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2022	68.18	0.19	(11.62)	(11.43)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$46.34	2.02%	$615,455	0.53% (f)	0.81% (f)	0.61% (f)	8%
46.91	(20.37)	629,918	0.54	0.19	0.61	50
67.49	41.57	956,386	0.53	(0.06)	0.61	58
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24

46.92	2.07	20,463,111	0.43(f)	0.91(f)	0.51(f)	8
47.51	(20.29)	16,482,609	0.44	0.30	0.51	50
68.18	41.70	19,127,249	0.43	0.04	0.51	58
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	171

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$17.90	$0.12	$1.16	$1.28	$(0.13)	$(0.79)	$(0.92)
Year Ended June 30, 2022	20.48	0.19	(1.21)	(1.02)	(0.18)	(1.38)	(1.56)
Year Ended June 30, 2021	12.72	0.11	7.73	7.84	(0.08)	—	(0.08)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Class C
Six Months Ended December 31, 2022 (Unaudited)	17.01	0.06	1.12	1.18	(0.09)	(0.79)	(0.88)
Year Ended June 30, 2022	19.55	0.09	(1.16)	(1.07)	(0.09)	(1.38)	(1.47)
Year Ended June 30, 2021	12.17	0.02	7.39	7.41	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	—(g)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Class I
Six Months Ended December 31, 2022 (Unaudited)	17.53	0.13	1.15	1.28	(0.15)	(0.79)	(0.94)
Year Ended June 30, 2022	20.10	0.23	(1.19)	(0.96)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.49	0.15	7.59	7.74	(0.13)	—	(0.13)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	17.72	0.09	1.15	1.24	(0.10)	(0.79)	(0.89)
Year Ended June 30, 2022	20.30	0.14	(1.21)	(1.07)	(0.13)	(1.38)	(1.51)
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	17.49	0.11	1.15	1.26	(0.13)	(0.79)	(0.92)
Year Ended June 30, 2022	20.09	0.20	(1.21)	(1.01)	(0.21)	(1.38)	(1.59)
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (h) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	17.92	0.14	1.16	1.30	(0.15)	(0.79)	(0.94)
Year Ended June 30, 2022	20.50	0.26	(1.23)	(0.97)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (h) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	17.75	0.15	1.15	1.30	(0.16)	(0.79)	(0.95)
Year Ended June 30, 2022	20.32	0.26	(1.20)	(0.94)	(0.25)	(1.38)	(1.63)
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$18.26	7.03%	$282,344	0.93% (f)	1.23% (f)	1.01% (f)	70%
17.90	(5.22)	235,054	0.93	0.97	1.01	121
20.48	61.86	218,302	0.93	0.62	1.04	93
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130

17.31	6.78	93,350	1.44(f)	0.72(f)	1.50(f)	70
17.01	(5.70)	79,663	1.44	0.48	1.51	121
19.55	60.96	62,488	1.43	0.11	1.50	93
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130

17.87	7.20	1,401,639	0.69(f)	1.46(f)	0.76(f)	70
17.53	(5.04)	1,275,387	0.69	1.20	0.77	121
20.10	62.22	1,418,653	0.69	0.84	0.76	93
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130

18.07	6.90	13,623	1.19(f)	0.96(f)	1.26(f)	70
17.72	(5.50)	12,323	1.19	0.71	1.27	121
20.30	61.40	11,175	1.18	0.38	1.27	93
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130

17.83	7.08	6,700	0.94(f)	1.22(f)	1.00(f)	70
17.49	(5.26)	6,010	0.94	1.06	1.01	121
20.09	61.83	16	0.94	0.63	1.04	93
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

18.28	7.16	596	0.69(f)	1.47(f)	0.76(f)	70
17.92	(4.95)	495	0.69	1.32	0.77	121
20.50	62.16	135	0.69	0.87	0.76	93
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

18.10	7.25	26,349	0.54(f)	1.61(f)	0.61(f)	70
17.75	(4.84)	23,073	0.54	1.34	0.61	121
20.32	62.47	24,668	0.54	1.02	0.61	93
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	173

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$17.61	$0.16	$1.14	$1.30	$(0.17)	$(0.79)	$(0.96)
Year Ended June 30, 2022	20.18	0.28	(1.20)	(0.92)	(0.27)	(1.38)	(1.65)
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$17.95	7.30%	$1,624,420	0.44% (f)	1.70% (f)	0.50% (f)	70%
17.61	(4.78)	1,564,013	0.44	1.42	0.50	121
20.18	62.68	2,606,033	0.44	1.10	0.50	93
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$26.56	$0.24	$1.34	$1.58	$(0.26)	$(1.26)	$(1.52)
Year Ended June 30, 2022	36.38	0.45	(1.10)	(0.65)	(0.42)	(8.75)	(9.17)
Year Ended June 30, 2021	25.83	0.42	11.10	11.52	(0.64)	(0.33)	(0.97)
Year Ended June 30, 2020	31.42	0.55(g)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49	0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53	4.10	4.63	(0.55)	(5.09)	(5.64)
Class C
Six Months Ended December 31, 2022 (Unaudited)	25.93	0.16	1.31	1.47	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2022	35.72	0.27	(1.04)	(0.77)	(0.27)	(8.75)	(9.02)
Year Ended June 30, 2021	25.36	0.28	10.90	11.18	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	30.90	0.40(g)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32	0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35	4.05	4.40	(0.39)	(5.09)	(5.48)
Class I
Six Months Ended December 31, 2022 (Unaudited)	26.89	0.27	1.36	1.63	(0.30)	(1.26)	(1.56)
Year Ended June 30, 2022	36.72	0.53	(1.11)	(0.58)	(0.50)	(8.75)	(9.25)
Year Ended June 30, 2021	25.79	0.50	11.48	11.98	(0.72)	(0.33)	(1.05)
Year Ended June 30, 2020	31.62	0.62(g)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57	0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62	4.11	4.73	(0.62)	(5.09)	(5.71)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	26.18	0.18	1.33	1.51	(0.22)	(1.26)	(1.48)
Year Ended June 30, 2022	35.99	0.33	(1.07)	(0.74)	(0.32)	(8.75)	(9.07)
Year Ended June 30, 2021	25.55	0.33	11.01	11.34	(0.57)	(0.33)	(0.90)
Year Ended June 30, 2020	31.12	0.47(g)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40	0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46	4.03	4.49	(0.47)	(5.09)	(5.56)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	26.95	0.28	1.36	1.64	(0.30)	(1.26)	(1.56)
Year Ended June 30, 2022	36.78	0.55	(1.11)	(0.56)	(0.52)	(8.75)	(9.27)
Year Ended June 30, 2021	25.66	0.59	11.63	12.22	(0.77)	(0.33)	(1.10)
Year Ended June 30, 2020	31.73	0.67(g)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62	0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66	4.13	4.79	(0.68)	(5.09)	(5.77)
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$26.62	5.89%	$47,639	0.73% (f)	1.71% (f)	0.99% (f)	4%
26.56	(4.07)	49,916	0.73	1.37	0.97	55
36.38	45.65	61,187	0.83	1.37	0.99	72
25.83	(9.96)	49,876	0.83	1.88(g)	0.95	79
31.42	4.08	72,888	0.82	1.49	1.01	88
34.53	13.39	86,400	0.83	1.48	1.02	68

25.95	5.57	5,633	1.23(f)	1.20(f)	1.49(f)	4
25.93	(4.54)	7,147	1.23	0.85	1.48	55
35.72	45.02	11,211	1.33	0.91	1.50	72
25.36	(10.46)	11,038	1.33	1.37(g)	1.46	79
30.90	3.57	19,139	1.32	0.99	1.52	88
34.06	12.84	23,686	1.33	1.00	1.53	68

26.96	5.98	89,338	0.49(f)	1.95(f)	0.74(f)	4
26.89	(3.84)	94,291	0.49	1.60	0.72	55
36.72	47.54	127,530	0.59	1.62	0.74	72
25.79	(10.69)	113,316	0.59	2.01(g)	0.68	79
31.62	4.33	698,989	0.58	1.74	0.76	88
34.71	13.65	772,556	0.62	1.71	0.76	68

26.21	5.67	2,660	1.09(f)	1.35(f)	1.36(f)	4
26.18	(4.41)	2,651	1.09	1.02	1.36	55
35.99	45.36	3,000	1.09	1.08	1.34	72
25.55	(10.24)	2,664	1.09	1.62(g)	1.30	79
31.12	3.81	4,438	1.08	1.22	1.62	88
34.26	13.04	5,781	1.12	1.28	1.52	68

27.03	6.04	3,750	0.44(f)	2.00(f)	0.59(f)	4
26.95	(3.79)	3,610	0.44	1.66	0.57	55
36.78	48.74	4,053	0.44	1.91	0.59	72
25.66	(11.16)	4,269	0.44	2.16(g)	0.55	79
31.73	4.50	48,910	0.43	1.89	0.61	88
34.80	13.80	90,714	0.45	1.82	0.62	68
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	177

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$26.95	$0.30	$1.36	$1.66	$(0.32)	$(1.26)	$(1.58)
Year Ended June 30, 2022	36.78	0.58	(1.11)	(0.53)	(0.55)	(8.75)	(9.30)
Year Ended June 30, 2021	26.06	0.57	11.28	11.85	(0.80)	(0.33)	(1.13)
Year Ended June 30, 2020	31.74	0.70(g)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65	0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69	4.13	4.82	(0.71)	(5.09)	(5.80)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6
Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$27.03	6.09%	$40,798	0.34% (f)	2.11% (f)	0.49% (f)	4%
26.95	(3.70)	38,883	0.34	1.78	0.47	55
36.78	46.60	69,298	0.34	1.82	0.49	72
26.06	(9.68)	74,603	0.34	2.37(g)	0.44	79
31.74	4.63	133,014	0.33	1.99	0.51	88
34.80	13.90	118,726	0.37	1.90	0.52	68
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	179

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$17.48	$0.07	$0.20	$0.27	$(0.08)	$(0.67)	$(0.75)
Year Ended June 30, 2022	21.51	0.08	(1.81)	(1.73)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.22	0.09	6.39	6.48	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.86	0.11	1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	1.94	2.05	(0.11)	(1.26)	(1.37)
Class C
Six Months Ended December 31, 2022 (Unaudited)	16.65	0.03	0.18	0.21	(0.04)	(0.67)	(0.71)
Year Ended June 30, 2022	20.61	(0.03)	(1.69)	(1.72)	(0.01)	(2.23)	(2.24)
Year Ended June 30, 2021	15.60	(0.01)	6.14	6.13	(0.01)	(1.11)	(1.12)
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	1.89	1.92	(0.04)	(1.26)	(1.30)
Class I
Six Months Ended December 31, 2022 (Unaudited)	17.56	0.10	0.18	0.28	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2022	21.59	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.27	0.13	6.43	6.56	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	1.94	2.09	(0.15)	(1.26)	(1.41)
Class L
Six Months Ended December 31, 2022 (Unaudited)	17.60	0.11	0.19	0.30	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2022	21.63	0.16	(1.81)	(1.65)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.30	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	1.94	2.11	(0.17)	(1.26)	(1.43)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	17.25	0.05	0.20	0.25	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2022	21.26	0.02	(1.78)	(1.76)	(0.02)	(2.23)	(2.25)
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	1.92	1.99	(0.07)	(1.26)	(1.33)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	17.40	0.07	0.20	0.27	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2022	21.42	0.08	(1.80)	(1.72)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	1.93	2.04	(0.11)	(1.26)	(1.37)
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$17.00	1.38%	$1,670,184	0.94% (f)	0.81% (f)	0.98% (f)	20%
17.48	(10.04)	1,577,771	0.94	0.37	0.98	53
21.51	41.18	1,642,046	0.94	0.46	0.98	60
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97

16.15	1.08	350,285	1.44(f)	0.31(f)	1.48(f)	20
16.65	(10.44)	351,674	1.44	(0.13)	1.48	53
20.61	40.52	367,940	1.44	(0.05)	1.47	60
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97

17.07	1.46	2,260,809	0.69(f)	1.06(f)	0.73(f)	20
17.56	(9.78)	1,863,855	0.69	0.63	0.73	53
21.59	41.64	1,731,572	0.69	0.69	0.72	60
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97

17.12	1.58	1,576,475	0.54(f)	1.21(f)	0.58(f)	20
17.60	(9.63)	1,578,191	0.54	0.76	0.57	53
21.63	41.81	1,907,620	0.54	0.83	0.58	60
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97

16.77	1.27	225,655	1.19(f)	0.56(f)	1.23(f)	20
17.25	(10.28)	219,960	1.19	0.11	1.23	53
21.26	40.92	269,266	1.19	0.20	1.22	60
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97

16.92	1.39	164,712	0.94(f)	0.81(f)	0.98(f)	20
17.40	(10.04)	157,177	0.94	0.37	0.97	53
21.42	41.30	174,770	0.94	0.44	0.97	60
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	181

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund (continued)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	$17.52	$0.10	$0.19	$0.29	$(0.10)	$(0.67)	$(0.77)
Year Ended June 30, 2022	21.55	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	1.93	2.09	(0.15)	(1.26)	(1.41)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	17.60	0.11	0.20	0.31	(0.12)	(0.67)	(0.79)
Year Ended June 30, 2022	21.64	0.16	(1.82)	(1.66)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	1.95	2.13	(0.18)	(1.26)	(1.44)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	17.65	0.12	0.19	0.31	(0.12)	(0.67)	(0.79)
Year Ended June 30, 2022	21.69	0.19	(1.82)	(1.63)	(0.18)	(2.23)	(2.41)
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	1.95	2.14	(0.19)	(1.26)	(1.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$17.04	1.51%	$57,225	0.69% (f)	1.06% (f)	0.72% (f)	20%
17.52	(9.80)	55,292	0.69	0.63	0.72	53
21.55	41.58	45,443	0.69	0.69	0.72	60
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97

17.12	1.58	946,984	0.54(f)	1.21(f)	0.57(f)	20
17.60	(9.68)	911,961	0.54	0.76	0.57	53
21.64	41.79	1,089,931	0.54	0.84	0.57	60
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97

17.17	1.63	12,052,142	0.44(f)	1.31(f)	0.47(f)	20
17.65	(9.56)	11,891,028	0.44	0.87	0.47	53
21.69	41.98	12,615,063	0.44	0.95	0.47	60
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	183

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$49.61	$0.05	$(0.49)	$(0.44)	$(0.02)	$(1.94)	$(1.96)
Year Ended June 30, 2022	73.40	(0.02)	(8.99)	(9.01)	—	(14.78)	(14.78)
Year Ended June 30, 2021	57.64	(0.01)	21.89	21.88	(0.52)	(5.60)	(6.12)
Year Ended June 30, 2020	56.61	0.63(g)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45	3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23	10.51	10.74	(0.25)	—	(0.25)
Class C
Six Months Ended December 31, 2022 (Unaudited)	47.82	(0.08)	(0.46)	(0.54)	—	(1.94)	(1.94)
Year Ended June 30, 2022	71.55	(0.35)	(8.60)	(8.95)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.26	(0.32)	21.36	21.04	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35(g)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16	2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)	10.32	10.28	—	—	—
Class I
Six Months Ended December 31, 2022 (Unaudited)	51.05	0.12	(0.50)	(0.38)	(0.15)	(1.94)	(2.09)
Year Ended June 30, 2022	75.08	0.15	(9.28)	(9.13)	(0.12)	(14.78)	(14.90)
Year Ended June 30, 2021	58.80	0.16	22.37	22.53	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79(g)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60	3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38	10.68	11.06	(0.36)	—	(0.36)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	47.65	(0.02)	(0.45)	(0.47)	—	(1.94)	(1.94)
Year Ended June 30, 2022	71.18	(0.18)	(8.57)	(8.75)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.08	(0.17)	21.26	21.09	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48(g)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30	2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09	10.31	10.40	(0.11)	—	(0.11)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	50.02	0.15	(0.50)	(0.35)	(0.24)	(1.94)	(2.18)
Year Ended June 30, 2022	73.80	0.24	(9.05)	(8.81)	(0.19)	(14.78)	(14.97)
Year Ended June 30, 2021	57.93	0.26	21.96	22.22	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86(g)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68	2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46	10.56	11.02	(0.46)	—	(0.46)
SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$47.21	(1.13)%	$88,007	0.84% (f)	0.19% (f)	0.91% (f)	16%
49.61	(17.46)	92,344	0.84	(0.03)	0.91	44
73.40	40.08	119,893	0.84	(0.01)	0.90	64
57.64	15.11	94,017	0.84	1.15(g)	0.94	96
56.61	7.06	106,993	0.84	0.79	1.12	95
59.09	22.13	104,167	0.86	0.42	1.11	69

45.34	(1.38)	14,520	1.34(f)	(0.31)(f)	1.41(f)	16
47.82	(17.87)	19,522	1.34	(0.54)	1.41	44
71.55	39.44	30,159	1.34	(0.50)	1.40	64
56.26	14.50	31,216	1.34	0.65(g)	1.42	96
55.45	6.51	35,931	1.34	0.29	1.61	95
58.00	21.54	37,416	1.36	(0.08)	1.61	69

48.58	(0.99)	81,025	0.59(f)	0.44(f)	0.66(f)	16
51.05	(17.25)	86,649	0.59	0.21	0.65	44
75.08	40.46	164,959	0.59	0.25	0.65	64
58.80	15.38	141,497	0.59	1.40(g)	0.67	96
57.60	7.33	163,324	0.59	1.04	0.86	95
60.04	22.45	196,798	0.61	0.67	0.86	69

45.24	(1.24)	29,872	1.09(f)	(0.06)(f)	1.21(f)	16
47.65	(17.66)	31,751	1.09	(0.29)	1.20	44
71.18	39.73	45,629	1.09	(0.26)	1.21	64
56.08	14.84	40,305	1.09	0.90(g)	1.25	96
55.27	6.78	45,086	1.09	0.54	1.49	95
57.95	21.84	40,763	1.10	0.16	1.37	69

47.49	(0.94)	99,355	0.44(f)	0.59(f)	0.50(f)	16
50.02	(17.12)	103,007	0.44	0.36	0.50	44
73.80	40.57	166,478	0.44	0.39	0.50	64
57.93	15.63	189,889	0.44	1.55(g)	0.52	96
56.82	7.48	194,550	0.44	1.19	0.71	95
59.32	22.66	201,539	0.45	0.83	0.71	69
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	185

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$50.02	$0.18	$(0.50)	$(0.32)	$(0.30)	$(1.94)	$(2.24)
Year Ended June 30, 2022	73.81	0.31	(9.04)	(8.73)	(0.28)	(14.78)	(15.06)
Year Ended June 30, 2021	57.93	0.33	21.96	22.29	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91(g)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74	2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51	10.56	11.07	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and
Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$47.46	(0.89)%	$616,828	0.34% (f)	0.69% (f)	0.40% (f)	16%
50.02	(17.03)	642,876	0.34	0.47	0.40	44
73.81	40.70	780,470	0.34	0.50	0.40	64
57.93	15.76	617,458	0.34	1.65(g)	0.42	96
56.81	7.59	602,454	0.34	1.29	0.61	95
59.32	22.78	588,911	0.36	0.92	0.61	69
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	187

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$18.03	$— (g)	$1.10	$1.10	$—	$(4.84)	$(4.84)
Year Ended June 30, 2022	26.84	(0.08)	(1.95)	(2.03)	—	(6.78)	(6.78)
Year Ended June 30, 2021	24.58	(0.10)	9.21	9.11	(0.03)	(6.82)	(6.85)
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	—(g)	3.87	3.87	—	(4.12)	(4.12)
Class C
Six Months Ended December 31, 2022 (Unaudited)	15.48	(0.04)	0.97	0.93	—	(4.84)	(4.84)
Year Ended June 30, 2022	24.01	(0.17)	(1.58)	(1.75)	—	(6.78)	(6.78)
Year Ended June 30, 2021	22.67	(0.21)	8.37	8.16	—	(6.82)	(6.82)
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)
Class I
Six Months Ended December 31, 2022 (Unaudited)	18.68	0.02	1.14	1.16	(0.02)	(4.84)	(4.86)
Year Ended June 30, 2022	27.53	(0.02)	(2.05)	(2.07)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.04	(0.03)	9.41	9.38	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	16.59	(0.03)	1.03	1.00	—	(4.84)	(4.84)
Year Ended June 30, 2022	25.27	(0.15)	(1.75)	(1.90)	—	(6.78)	(6.78)
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	18.91	0.02	1.15	1.17	(0.03)	(4.84)	(4.87)
Year Ended June 30, 2022	27.78	—	(2.09)	(2.09)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)
SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$14.29	5.06%	$212,257	1.69% (h)(i)	(0.03)% (i)	1.90% (i)	36%	53%
18.03	(12.89)	240,209	1.85(j)	(0.33)	2.00	59	91
26.84	42.30	335,206	1.94(k)	(0.39)	2.09	57	96
24.58	11.66	267,701	1.92	0.19	2.08	85	134
27.51	6.84	678,071	1.91	0.22	2.16	98	148
30.10	13.16	772,656	2.01	0.01	2.26	110	161

11.57	4.79	27,302	2.19(h)(i)	(0.53)(i)	2.40(i)	36	53
15.48	(13.31)	28,297	2.35(j)	(0.82)	2.51	59	91
24.01	41.55	36,784	2.43(k)	(0.88)	2.58	57	96
22.67	11.11	59,105	2.42	(0.32)	2.58	85	134
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148
28.65	12.58	158,677	2.50	(0.50)	2.75	110	161

14.98	5.19	781,217	1.44(h)(i)	0.21(i)	1.64(i)	36	53
18.68	(12.70)	970,509	1.60(j)	(0.09)	1.75	59	91
27.53	42.65	1,702,566	1.69(k)	(0.12)	1.83	57	96
25.04	11.93	2,189,079	1.67	0.40	1.83	85	134
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148
30.51	13.46	6,169,553	1.75	0.27	2.00	110	161

12.75	4.89	4,550	2.08(h)(i)	(0.41)(i)	2.16(i)	36	53
16.59	(13.23)	4,602	2.20(j)	(0.67)	2.26	59	91
25.27	41.77	5,838	2.29(k)	(0.74)	2.34	57	96
23.54	11.32	4,560	2.27	(0.13)	2.34	85	134
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148
29.31	12.81	6,528	2.31	(0.30)	2.52	110	161

15.21	5.18	25,681	1.43(h)(i)	0.24(i)	1.49(i)	36	53
18.91	(12.65)	27,541	1.55(j)	(0.02)	1.60	59	91
27.78	42.75	34,191	1.64(k)	(0.08)	1.68	57	96
25.20	11.99	38,447	1.62	0.46	1.67	85	134
28.08	7.14	99,113	1.62	0.51	1.76	98	148
30.65	13.57	126,084	1.65	0.37	1.85	110	161
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	189

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$18.90	$0.03	$1.16	$1.19	$(0.05)	$(4.84)	$(4.89)
Year Ended June 30, 2022	27.75	0.02	(2.09)	(2.07)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.18	—(g)	9.47	9.47	(0.08)	(6.82)	(6.90)
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (l) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

	December 31, 2022	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	1.05%	1.10%	1.10%	1.10%	1.09%	1.15%
Class C	1.55%	1.60%	1.59%	1.60%	1.60%	1.65%
Class I	0.80%	0.85%	0.85%	0.85%	0.85%	0.90%
Class R2	1.43%	1.45%	1.45%	1.45%	1.45%	1.47%
Class R5	0.79%	0.80%	0.80%	0.80%	0.80%	0.79%
Class R6	0.68%	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.26%	1.25%	1.25%	1.26%	1.34%	1.40%
Class C	1.76%	1.76%	1.74%	1.76%	1.85%	1.90%
Class I	1.00%	1.00%	0.99%	1.01%	1.09%	1.15%
Class R2	1.51%	1.51%	1.50%	1.52%	1.63%	1.67%
Class R5	0.85%	0.85%	0.84%	0.85%	0.94%	1.00%
Class R6	0.75%	0.75%	0.74%	0.75%	0.85%	0.90%

(g)	Amount rounds to less than $0.005.
(h)	Interest expense on securities sold short is 0.01%.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)	Interest expense on securities sold short is 0.62%.
(k)	Interest expense on securities sold short is 0.16%.
(l)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$15.20	5.28%	$248,763	1.31% (h)(i)	0.33% (i)	1.38% (i)	36%	53%
18.90	(12.58)	365,912	1.45(j)	0.07	1.50	59	91
27.75	42.86	536,661	1.54(k)	0.01	1.58	57	96
25.18	12.10	491,414	1.52	0.58	1.57	85	134
28.07	7.30	787,497	1.52	0.59	1.67	98	148
30.63	6.10	1,795,125	1.54	0.44	1.74	110	161
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	191

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$28.88	$0.15	$0.44	$0.59	$(0.18)	$(0.45)	$(0.63)
Year Ended June 30, 2022	36.46	0.27	(3.20)	(2.93)	(0.25)	(4.40)	(4.65)
Year Ended June 30, 2021	26.55	0.27	10.81	11.08	(0.34)	(0.83)	(1.17)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	(0.30)
Class I
Six Months Ended December 31, 2022 (Unaudited)	29.26	0.19	0.44	0.63	(0.21)	(0.45)	(0.66)
Year Ended June 30, 2022	36.89	0.36	(3.26)	(2.90)	(0.33)	(4.40)	(4.73)
Year Ended June 30, 2021	26.85	0.35	10.94	11.29	(0.42)	(0.83)	(1.25)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	(0.38)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	29.21	0.21	0.44	0.65	(0.23)	(0.45)	(0.68)
Year Ended June 30, 2022	36.84	0.40	(3.26)	(2.86)	(0.37)	(4.40)	(4.77)
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	(1.28)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$28.84	1.98%	$162,851	0.60% (f)	1.02% (f)	0.84% (f)	17%
28.88	(10.33)	145,624	0.60	0.77	0.84	30
36.46	42.55	180,296	0.60	0.85	0.84	35
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45

29.23	2.12	625,171	0.35(f)	1.27(f)	0.58(f)	17
29.26	(10.13)	611,102	0.35	1.02	0.59	30
36.89	42.92	686,545	0.35	1.09	0.58	35
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45

29.18	2.18	5,774,298	0.25(f)	1.36(f)	0.33(f)	17
29.21	(10.05)	5,994,312	0.25	1.15	0.34	30
36.84	43.09	4,185,201	0.25	1.19	0.33	35
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	193

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$48.80	$0.21	$1.16	$1.37	$(0.49)	$—	$(0.49)
Year Ended June 30, 2022	59.20	0.39	(8.35)	(7.96)	(0.23)	(2.21)	(2.44)
Year Ended June 30, 2021	42.76	0.42	16.81	17.23	(0.30)	(0.49)	(0.79)
Year Ended June 30, 2020	41.85	0.47	3.52	3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50	3.21	3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58	4.05	4.63	(0.48)	(2.22)	(2.70)
Class C
Six Months Ended December 31, 2022 (Unaudited)	47.61	0.08	1.13	1.21	(0.19)	—	(0.19)
Year Ended June 30, 2022	57.87	0.09	(8.14)	(8.05)	—	(2.21)	(2.21)
Year Ended June 30, 2021	41.80	0.16	16.43	16.59	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25	3.44	3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29	3.16	3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41	3.92	4.33	(0.18)	(2.22)	(2.40)
Class I
Six Months Ended December 31, 2022 (Unaudited)	49.27	0.28	1.16	1.44	(0.61)	—	(0.61)
Year Ended June 30, 2022	59.71	0.54	(8.43)	(7.89)	(0.34)	(2.21)	(2.55)
Year Ended June 30, 2021	43.11	0.55	16.95	17.50	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57	3.56	4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60	3.23	3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66	4.10	4.76	(0.57)	(2.22)	(2.79)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	49.27	0.29	1.16	1.45	(0.64)	—	(0.64)
Year Ended June 30, 2022	59.69	0.57	(8.42)	(7.85)	(0.36)	(2.21)	(2.57)
September 30, 2020 (g) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$49.68	2.81%	$38,436	0.64% (f)	0.83% (f)	1.00% (f)	18%
48.80	(14.36)	37,387	0.64	0.67	1.03	39
59.20	40.64	24,169	0.64	0.80	1.23	44
42.76	9.57	11,178	0.82	1.12	1.53	99
41.85	9.90	10,828	0.83	1.22	1.73	97
41.28	11.88	9,497	0.90	1.41	1.92	38

48.63	2.54	4,288	1.14(f)	0.33(f)	1.52(f)	18
47.61	(14.77)	4,668	1.14	0.16	1.55	39
57.87	39.94	3,794	1.13	0.32	1.72	44
41.80	9.03	2,735	1.32	0.62	2.07	99
40.98	9.34	2,949	1.33	0.73	2.22	97
40.44	11.35	3,277	1.42	1.01	2.45	38

50.10	2.92	76,720	0.39(f)	1.07(f)	0.74(f)	18
49.27	(14.15)	98,142	0.39	0.92	0.77	39
59.71	40.99	62,431	0.39	1.06	0.96	44
43.11	9.86	26,787	0.57	1.37	1.25	99
42.15	10.18	16,908	0.58	1.46	1.45	97
41.56	12.16	9,172	0.64	1.59	1.63	38

50.08	2.95	46,898	0.34(f)	1.13(f)	0.49(f)	18
49.27	(14.09)	45,209	0.34	0.97	0.52	39
59.69	29.93	25,156	0.34	1.05	0.70	44
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	195

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$60.21	$0.43	$4.67	$5.10	$(0.50)	$(0.16)	$(0.66)
Year Ended June 30, 2022	64.61	0.74	(3.22)	(2.48)	(0.71)	(1.21)	(1.92)
Year Ended June 30, 2021	45.62	0.64	19.59	20.23	(0.60)	(0.64)	(1.24)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Class C
Six Months Ended December 31, 2022 (Unaudited)	53.16	0.24	4.12	4.36	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2022	57.32	0.38	(2.84)	(2.46)	(0.49)	(1.21)	(1.70)
Year Ended June 30, 2021	40.63	0.32	17.40	17.72	(0.39)	(0.64)	(1.03)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Class I
Six Months Ended December 31, 2022 (Unaudited)	64.02	0.55	4.96	5.51	(0.57)	(0.16)	(0.73)
Year Ended June 30, 2022	68.55	0.97	(3.43)	(2.46)	(0.86)	(1.21)	(2.07)
Year Ended June 30, 2021	48.34	0.83	20.76	21.59	(0.74)	(0.64)	(1.38)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	60.30	0.35	4.67	5.02	(0.42)	(0.16)	(0.58)
Year Ended June 30, 2022	64.73	0.59	(3.24)	(2.65)	(0.57)	(1.21)	(1.78)
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	63.83	0.45	4.96	5.41	(0.48)	(0.16)	(0.64)
Year Ended June 30, 2022	68.41	0.80	(3.44)	(2.64)	(0.73)	(1.21)	(1.94)
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (g) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	64.04	0.65	4.86	5.51	(0.60)	(0.16)	(0.76)
Year Ended June 30, 2022	68.60	0.94	(3.41)	(2.47)	(0.88)	(1.21)	(2.09)
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (g) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)
SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$64.65	8.49%	$954,841	0.94% (f)	1.35% (f)	1.01% (f)	5%
60.21	(4.04)	723,238	0.94	1.13	1.03	22
64.61	44.88	522,230	0.93	1.17	1.03	14
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32

56.98	8.22	98,123	1.44(f)	0.86(f)	1.50(f)	5
53.16	(4.52)	71,714	1.44	0.66	1.52	22
57.32	44.13	37,539	1.43	0.66	1.51	14
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32

68.80	8.64	1,895,901	0.69(f)	1.61(f)	0.74(f)	5
64.02	(3.80)	1,440,632	0.69	1.40	0.76	22
68.55	45.22	868,339	0.69	1.35	0.75	14
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32

64.74	8.34	4,234	1.19(f)	1.10(f)	1.24(f)	5
60.30	(4.29)	3,563	1.19	0.89	1.26	22
64.73	44.51	2,005	1.18	0.90	1.25	14
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32

68.60	8.50	10,687	0.94(f)	1.34(f)	0.99(f)	5
63.83	(4.06)	8,698	0.94	1.14	1.01	22
68.41	44.89	1,402	0.94	1.15	1.01	14
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

68.79	8.64	2,248	0.68(f)	1.87(f)	0.77(f)	5
64.04	(3.81)	253	0.69	1.34	0.78	22
68.60	45.26	106	0.68	1.46	0.76	14
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	197

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$64.52	$0.61	$4.99	$5.60	$(0.62)	$(0.16)	$(0.78)
Year Ended June 30, 2022	69.09	1.12	(3.51)	(2.39)	(0.97)	(1.21)	(2.18)
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	64.55	0.64	4.99	5.63	(0.65)	(0.16)	(0.81)
Year Ended June 30, 2022	69.10	1.16	(3.47)	(2.31)	(1.03)	(1.21)	(2.24)
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$69.34	8.71%	$6,695	0.54% (f)	1.78% (f)	0.59% (f)	5%
64.52	(3.67)	4,409	0.54	1.60	0.61	22
69.09	45.47	178	0.54	1.56	0.61	14
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32

69.37	8.76	913,247	0.44(f)	1.87(f)	0.49(f)	5
64.55	(3.56)	561,821	0.44	1.66	0.51	22
69.10	45.60	275,186	0.44	1.74	0.50	14
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	199

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 15 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity 2 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity 3 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Applied Data Science Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.
The investment objective of JPMorgan Equity Index Fund ("Equity Index Fund") is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index.
The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.
The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”), JPMorgan Hedged Equity 2 Fund (“Hedged Equity 2 Fund”) and JPMorgan Hedged Equity 3 Fund (“Hedged Equity 3 Fund”) is to seek to provide capital appreciation.
The investment objective of JPMorgan Large Cap Growth Fund ("Large Cap Growth Fund") is to seek long-term capital appreciation.
The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
The investment objective of JPMorgan U.S. Applied Data Science Value Fund (“U.S. Applied Data Science Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) and JPMorgan U.S. Large Cap Core Plus Fund ("U.S. Large Cap Core Plus Fund") is to seek to provide high total return from a portfolio of selected equity securities.
The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.
The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.
The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

200	J.P. Morgan Large Cap Funds	December 31, 2022

Class L Shares of U.S. Equity Fund and Class A Shares of U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
All share classes of Hedged Equity Fund are publicly offered on a limited basis. JPMorgan Equity Income Fund is offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

December 31, 2022	J.P. Morgan Large Cap Funds	201

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$49,234,303	$—	$—	$49,234,303

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$6,946,153	$—	$—	$6,946,153
Rights	—	—	10	10
Short-Term Investments
Investment Companies	37,995	—	—	37,995
Investment of Cash Collateral from Securities Loaned	139,454	—	—	139,454
Total Short-Term Investments	177,449	—	—	177,449
Total Investments in Securities	$7,123,602	$—	$10	$7,123,612
Depreciation in Other Financial Instruments
Futures Contracts	$(781)	$—	$—	$(781)

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$3,964,448	$—	$—	$3,964,448
Equity Linked Notes	—	726,531	—	726,531
Short-Term Investments
Investment Companies	80,668	—	—	80,668
Investment of Cash Collateral from Securities Loaned	43,351	—	—	43,351
Total Short-Term Investments	124,019	—	—	124,019
Total Investments in Securities	$4,088,467	$726,531	$—	$4,814,998

202	J.P. Morgan Large Cap Funds	December 31, 2022

Equity Premium Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$1,143	$—	$—	$1,143

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,033,812	$—	$—	$15,033,812
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(4,367)	$—	$—	$(4,367)
Options Written (a)
Call Options Written	(291,204)	—	—	(291,204)
Put Options Written	(48,024)	—	—	(48,024)
Total Depreciation in Other Financial Instruments	$(343,595)	$—	$—	$(343,595)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 2 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,186,542	$—	$—	$4,186,542
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(615)	$—	$—	$(615)
Options Written (a)
Call Options Written	(6,336)	—	—	(6,336)
Put Options Written	(1,765)	—	—	(1,765)
Total Depreciation in Other Financial Instruments	$(8,716)	$—	$—	$(8,716)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 3 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,783,442	$—	$—	$2,783,442
Appreciation in Other Financial Instruments
Futures Contracts (a)	$63	$—	$—	$63
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(4,738)	—	—	(4,738)
Put Options Written	(6,913)	—	—	(6,913)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(11,588)	$—	$—	$(11,588)

(a)	Please refer to the SOI for specifics of portfolio holdings.

December 31, 2022	J.P. Morgan Large Cap Funds	203

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$37,019,631	$—	$—	$37,019,631

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,444,501	$—	$—	$3,444,501

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Applied Data Science Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$189,760	$—	$—	$189,760
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(45)	$—	$—	$(45)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$19,347,586	$—	$—	$19,347,586

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$928,894	$—	$—	$928,894
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,096)	$—	$—	$(1,096)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,624,103	$—	$—	$1,624,103
Total Liabilities in Securities Sold Short (a)	$(317,993)	$—	$—	$(317,993)

(a)	Please refer to the SOI for specifics of portfolio holdings.

204	J.P. Morgan Large Cap Funds	December 31, 2022

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,490,563	$—	$—	$6,490,563
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(258)	$—	$—	$(258)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$166,189	$—	$—	$166,189
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(31)	$—	$—	$(31)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,930,011	$—	$—	$3,930,011

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of December 31, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund, the Class IM Shares of the JPMorgan Prime Money Market Fund, and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

December 31, 2022	J.P. Morgan Large Cap Funds	205

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Equity Income Fund	$121,519	$(121,519)	$—
Equity Index Fund	135,746	(135,746)	—
Equity Premium Income Fund	42,424	(42,424)	—
Large Cap Growth Fund	35,665	(35,665)	—
U.S. Equity Fund	55,846	(55,846)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended December 31, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Equity Index Fund	$4
Large Cap Growth Fund	2
Large Cap Value Fund	—(a)
U.S. Equity Fund	—(a)
U.S. GARP Equity Fund	—(a)
U.S. Sustainable Leaders Fund	—(a)

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund. U.S. Sustainable Leaders Fund and U.S. Value Fund did not have any securities out on loan at December 31, 2022. Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Value Fund did not lend out any securities during the six months ended December 31, 2022.

206	J.P. Morgan Large Cap Funds	December 31, 2022

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Equity Income Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$667,513	$2,055,986	$1,375,472	$(9)	$391	$1,348,409	1,347,735	$16,583	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	—	100,000	—	—	—	100,000	99,970	25*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	—	26,578	—	—	—	26,578	26,578	6*	—
Total	$667,513	$2,182,564	$1,375,472	$(9)	$391	$1,474,987		$16,614	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Index Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. (a)	$74,662	$3,463	$6,607	$(1,368)	$14,879	$85,029	634	$1,298	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	4,403	402,000	296,500	22*	18	109,943	109,910	1,004*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	1,597	357,230	329,316	—	—	29,511	29,511	168*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.07% (b) (c)	45,597	422,315	429,917	—	—	37,995	37,995	415	—
Total	$126,259	$1,185,008	$1,062,340	$(1,346)	$14,897	$262,478		$2,885	$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$80,017	$2,384,130	$2,383,508	$15	$14	$80,668	80,627	$1,269	$—

December 31, 2022	J.P. Morgan Large Cap Funds	207

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Equity Premium Income Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	$—	$13,000	$—	$—	$—	$13,000	12,996	$3*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	—	30,351	—	—	—	30,351	30,351	7*	—
Total	$80,017	$2,427,481	$2,383,508	$15	$14	$124,019		$1,279	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Hedged Equity Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.07% (a) (b)	$—	$1,895,194	$1,555,318	$—	$—	$339,876	339,876	$2,218	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

Hedged Equity 2 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	$212,012	$883,937	$1,042,966	$—	$—	$52,983	52,983	$905	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

208	J.P. Morgan Large Cap Funds	December 31, 2022

Hedged Equity 3 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	$60,717	$829,257	$858,842	$—	$—	$31,132	31,132	$660	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

Large Cap Growth Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$1,876,889	$6,525,722	$5,368,874	$(77)	$1,062	$3,034,722	3,033,205	$41,111	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	3,888	265,000	252,100	16*	1	16,805	16,800	368*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	2,551	222,377	205,263	—	—	19,665	19,665	128*	—
Total	$1,883,328	$7,013,099	$5,826,237	$(61)	$1,063	$3,071,192		$41,607	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Large Cap Value Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$130,474	$1,321,957	$1,351,128	$26	$4	$101,333	101,282	$1,439	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	—	20,000	20,000	—	—	—	—	11*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	—	7,859	7,859	—	—	—	—	2*	—
Total	$130,474	$1,349,816	$1,378,987	$26	$4	$101,333		$1,452	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

December 31, 2022	J.P. Morgan Large Cap Funds	209

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
U.S. Applied Data Science Value Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$2,967	$23,056	$23,873	$—(c)	$1	$2,151	2,149	$45	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	—	3	3	—	—(c)	—	—	—(c) *	—
Total	$2,967	$23,059	$23,876	$—(c)	$1	$2,151		$45	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Equity Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$594,276	$3,634,401	$4,161,003	$166	$(11)	$67,829	67,795	$4,372	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	—	74,000	14,000	3*	14	60,017	59,999	301*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	9	68,752	68,680	—	—	81	81	49*	—
Total	$594,285	$3,777,153	$4,243,683	$169	$3	$127,927		$4,722	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. GARP Equity Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$38,483	$50,522	$65,451	$5	$—(c)	$23,559	23,548	$423	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	638	1,404	2,042	—	—	—	—	2*	—
Total	$39,121	$51,926	$67,493	$5	$—(c)	$23,559		$425	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

210	J.P. Morgan Large Cap Funds	December 31, 2022

U.S. Large Cap Core Plus Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$6,679	$469,057	$455,012	$18	$2	$20,744	20,734	$541	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

U.S. Research Enhanced Equity Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$117,994	$517,077	$570,215	$9	$5	$64,870	64,837	$864	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

U.S. Sustainable Leaders Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$2,533	$26,114	$27,235	$1	$—(c)	$1,413	1,413	$40	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	198	379	577	—	—	—	—	1*	—
Total	$2,731	$26,493	$27,812	$1	$—(c)	$1,413		$41	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

December 31, 2022	J.P. Morgan Large Cap Funds	211

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
U.S. Value Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$76,411	$826,794	$750,866	$14	$32	$152,385	152,309	$1,698	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Options — Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased— Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written— Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.
Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

212	J.P. Morgan Large Cap Funds	December 31, 2022

The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
H. Summary of Derivatives Information
Derivatives Volume
The table below discloses the volume of the Funds' options and futures contracts activity during the six months ended December 31, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Equity Index Fund	Equity Premium Income Fund
Futures Contracts:
Average Notional Balance Long	$47,088	$17,882
Average Notional Balance Short	—	(31,385)
Ending Notional Balance Long	58,502	—
Ending Notional Balance Short	—	(75,878)

	Hedged Equity Fund	Hedged Equity 2 Fund	Hedged Equity 3 Fund
Futures Contracts:
Average Notional Balance Long	$258,714	$90,756	$48,639
Ending Notional Balance Long	338,267	57,536	33,788
Exchange-Traded Options:
Average Number of Contracts Purchased	41,201	13,538	6,907
Average Number of Contracts Written	(82,402)	(27,071)	(13,819)
Ending Number of Contracts Purchased	38,266	10,831	7,019
Ending Number of Contracts Written	(76,532)	(21,662)	(14,038)

December 31, 2022	J.P. Morgan Large Cap Funds	213

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
	U.S. Applied Data Science Value Fund	U.S. Equity Fund	U.S. GARP Equity Fund
Futures Contracts:
Average Notional Balance Long	$3,012	$97,435	$30,765
Ending Notional Balance Long	1,931	—	23,941

	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts:
Average Notional Balance Long	$21,275	$68,525	$3,193
Ending Notional Balance Long	—	126,464	1,351
The Funds' derivatives contracts held at December 31, 2022 are not accounted for as hedging instruments under GAAP.
I. Equity-Linked Notes — Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of December 31, 2022, Equity Premium Income Fund had outstanding ELNs as listed on the SOIs.
J. Short Sales — U.S. Large Cap Core Plus Fund engaged in short sales as part of their normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.
The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund's custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.
As of December 31, 2022, U.S. Large Cap Core Plus Fund had outstanding short sales as listed on their SOIs.
K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income and dividend expense on securities sold short, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

214	J.P. Morgan Large Cap Funds	December 31, 2022

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
L. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Equity Income Fund
Transfer agency fees	$75	$20	$171	n/a	$4	$3	$3	$13	$166	$455
Equity Index Fund
Transfer agency fees	68	2	17	n/a	n/a	n/a	n/a	n/a	22	109
Equity Premium Income Fund
Transfer agency fees	6	5	27	n/a	n/a	n/a	n/a	—(a)	4	42
Hedged Equity Fund
Transfer agency fees	16	6	75	n/a	n/a	n/a	n/a	—(a)	15	112
Hedged Equity 2 Fund
Transfer agency fees	4	2	17	n/a	n/a	n/a	n/a	—(a)	3	26
Hedged Equity 3 Fund
Transfer agency fees	1	1	9	n/a	n/a	n/a	n/a	—(a)	1	12
Large Cap Growth Fund
Transfer agency fees	143	10	67	n/a	4	2	2	6	112	346
Large Cap Value Fund
Transfer agency fees	19	2	108	n/a	1	—(a)	—(a)	1	9	140
U.S. Applied Data Science Value Fund
Transfer agency fees	1	—(a)	2	n/a	2	n/a	n/a	—(a)	1	6
U.S. Equity Fund
Transfer agency fees	41	6	83	$23	3	2	—(a)	5	62	225
U.S. GARP Equity Fund
Transfer agency fees	5	1	2	n/a	10	n/a	n/a	1	2	21
U.S. Large Cap Core Plus Fund
Transfer agency fees	6	1	16	n/a	—(a)	n/a	n/a	—(a)	2	25
U.S. Research Enhanced Equity Fund
Transfer agency fees	5	n/a	6	n/a	n/a	n/a	n/a	n/a	22	33
U.S. Sustainable Leaders Fund
Transfer agency fees	2	1	1	n/a	n/a	n/a	n/a	n/a	—(a)	4
U.S. Value Fund
Transfer agency fees	59	2	10	n/a	—(a)	—(a)	—(a)	—(a)	5	76

(a)	Amount rounds to less than one thousand.

December 31, 2022	J.P. Morgan Large Cap Funds	215

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid at least annually, Equity Income Fund, for which distributions are generally declared and paid at least monthly, and Equity Premium Income Fund, for which distributions are generally declared daily and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Equity Income Fund	0.40%
Equity Index Fund	0.04
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Hedged Equity 2 Fund	0.25
Hedged Equity 3 Fund	0.25
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Applied Data Science Value Fund	0.30
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30
U.S. Large Cap Core Plus Fund	0.65
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2022, the effective annualized rate for Equity Income Fund, Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.03%, 0.075%, 0.075%, 0.07%, 0.075%, 0.075%, 0.04%, 0.075%, 0.075%, 0.06%, 0.075%, 0.075%, 0.075%, 0.075% and 0.075%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

216	J.P. Morgan Large Cap Funds	December 31, 2022

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A , Class C, Class R2 and Class R3 Shares of the Funds, as applicable, Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Equity Income Fund	0.25%	0.75%	0.50%	0.25%
Equity Index Fund	0.25	0.75	n/a	n/a
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Hedged Equity 2 Fund	0.25	0.75	n/a	n/a
Hedged Equity 3 Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Applied Data Science Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Equity Income Fund	$55	$1
Equity Index Fund	21	—(a)
Equity Premium Income Fund	132	15
Hedged Equity Fund	6	—
Hedged Equity 2 Fund	47	1
Hedged Equity 3 Fund	17	—
Large Cap Growth Fund	235	—(a)
Large Cap Value Fund	41	—(a)
U.S. Applied Data Science Value Fund	1	—
U.S. Equity Fund	122	—(a)
U.S. GARP Equity Fund	1	—
U.S. Large Cap Core Plus Fund	3	—(a)
U.S. Research Enhanced Equity Fund	—(a)	—
U.S. Sustainable Leaders Fund	3	—
U.S. Value Fund	106	4

(a)	Amount rounds to less than one thousand.

December 31, 2022	J.P. Morgan Large Cap Funds	217

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Income Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Equity Index Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 2 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 3 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Applied Data Science Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

218	J.P. Morgan Large Cap Funds	December 31, 2022

F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the following Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Index Fund	0.45%	n/a	0.20%	n/a	n/a	n/a	n/a	0.05%
Equity Premium Income Fund	0.85	1.35%	0.60	n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Hedged Equity 2 Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Hedged Equity 3 Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Large Cap Growth Fund	0.94	1.44	0.69	1.19%	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93	1.44	0.69	1.19	0.94	0.69	0.54	0.44
U.S. Applied Data Science Value Fund	0.73	1.23	0.49	1.09	n/a	n/a	0.44	0.34
U.S. Equity Fund	0.94	1.44	0.69	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84	1.34	0.59	1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	0.95(1)	1.45(1)	0.70(1)	1.40(1)	n/a	n/a	0.75(1)	0.65(1)
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64	1.14	0.39	n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94	1.44	0.69	1.19	0.94	0.69	0.54	0.44

(1)
Effective November 1, 2022, the contractual expense limitations changed from 1.10%, 1.60%, 0.85%, 1.45%, 0.80% and 0.70% for Class A,
Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

The expense limitation agreements were in effect for the six months ended December 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2023.

December 31, 2022	J.P. Morgan Large Cap Funds	219

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
For the six months ended December 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Income Fund	$45	$—	$—	$45	$—
Equity Index Fund	1,468	1,537	912	3,917	21
Equity Premium Income Fund	44	29	12	85	—
Hedged Equity 2 Fund	3	2	4	9	2
Hedged Equity 3 Fund	43	28	8	79	1
Large Cap Growth Fund	7,229	4,797	139	12,165	3
Large Cap Value Fund	570	378	133	1,081	—
U.S. Applied Data Science Value Fund	86	58	82	226	—(a)
U.S. Equity Fund	1,902	1,258	140	3,300	62
U.S. GARP Equity Fund	192	128	17	337	—(a)
U.S. Large Cap Core Plus Fund	310	207	826	1,343	1
U.S. Research Enhanced Equity Fund	1,728	1,151	634	3,513	—
U.S. Sustainable Leaders Fund	84	56	139	279	—
U.S. Value Fund	509	340	66	915	4

(a)	Amount rounds to less than one thousand.
For the six months ended December 31, 2022, the Hedged Equity Fund's service providers did not have any waived fees or reimbursed expenses.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2022 were as follows:

Equity Income Fund	$619
Equity Index Fund	28
Equity Premium Income Fund	54
Hedged Equity Fund	123
Hedged Equity 2 Fund	50
Hedged Equity 3 Fund	26
Large Cap Growth Fund	1,649
Large Cap Value Fund	68
U.S. Applied Data Science Value Fund	2
U.S. Equity Fund	260
U.S. GARP Equity Fund	22
U.S. Large Cap Core Plus Fund	20
U.S. Research Enhanced Equity Fund	46
U.S. Sustainable Leaders Fund	2
U.S. Value Fund	67
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2022, the amount of these reimbursements were as follows:

Equity Income Fund	$4
Equity Index Fund	1

220	J.P. Morgan Large Cap Funds	December 31, 2022

Equity Premium Income Fund	$1
Hedged Equity Fund	2
Hedged Equity 2 Fund	1
Hedged Equity 3 Fund	1
Large Cap Growth Fund	3
Large Cap Value Fund	1
U.S. Applied Data Science Value Fund	1
U.S. Equity Fund	2
U.S. GARP Equity Fund	1
U.S. Large Cap Core Plus Fund	1
U.S. Research Enhanced Equity Fund	1
U.S. Sustainable Leaders Fund	1
U.S. Value Fund	1
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended December 31, 2022, Hedged Equity Fund, Hedged Equity 2 Fund, Large Cap Growth Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
4. Investment Transactions
During the six months ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Income Fund	$1,806,509	$2,323,399	$—	$—
Equity Index Fund	345,186	709,222	—	—
Equity Premium Income Fund	5,113,196	3,863,402	—	—
Hedged Equity Fund	2,273,290	4,252,838	—	—
Hedged Equity 2 Fund	852,043	2,147,039	—	—
Hedged Equity 3 Fund	914,951	949,309	—	—
Large Cap Growth Fund	6,585,389	2,433,867	—	—
Large Cap Value Fund	2,274,145	2,211,455	—	—
U.S. Applied Data Science Value Fund	7,078	21,790	—	—
U.S. Equity Fund	4,871,905	3,770,595	—	—
U.S. GARP Equity Fund	151,721	171,578	—	—
U.S. Large Cap Core Plus Fund	692,194	1,190,293	252,620	318,514
U.S. Research Enhanced Equity Fund	1,142,092	1,408,621	—	—
U.S. Sustainable Leaders Fund	32,501	51,580	—	—
U.S. Value Fund	979,083	162,992	—	—
During the six months ended December 31, 2022, there were no purchases or sales of U.S. Government securities.

December 31, 2022	J.P. Morgan Large Cap Funds	221

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Income Fund	$35,070,861	$15,221,345	$1,057,903	$14,163,442
Equity Index Fund	3,923,448	3,340,529	141,146	3,199,383
Equity Premium Income Fund	4,648,666	297,079	129,604	167,475
Hedged Equity Fund	11,345,313	3,815,033	470,129	3,344,904
Hedged Equity 2 Fund	4,321,106	380,527	523,807	(143,280)
Hedged Equity 3 Fund	2,793,712	247,680	269,538	(21,858)
Large Cap Growth Fund	31,164,051	7,273,880	1,418,300	5,855,580
Large Cap Value Fund	3,085,931	420,264	61,694	358,570
U.S. Applied Data Science Value Fund	164,669	37,834	12,788	25,046
U.S. Equity Fund	14,067,178	5,713,446	433,038	5,280,408
U.S. GARP Equity Fund	690,866	301,416	64,484	236,932
U.S. Large Cap Core Plus Fund *	639,792	691,722	25,404	666,318
U.S. Research Enhanced Equity Fund	4,911,512	1,782,447	203,654	1,578,793
U.S. Sustainable Leaders Fund	156,056	21,420	11,318	10,102
U.S. Value Fund	3,373,154	626,566	69,709	556,857

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
At June 30, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Premium Income Fund	$47,771 *	$—
Hedged Equity Fund	380,233	480,838
Hedged Equity 2 Fund	536*	822*

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the following Funds deferred to July 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$88,541	$—
Equity Premium Income Fund	150,622	25,875
Large Cap Growth Fund	884,057	—
Large Cap Value Fund	5,618	—
U.S. Equity Fund	326,507	—
U.S. GARP Equity Fund	8,061	—
U.S. Large Cap Core Plus Fund	100,964	—
U.S. Research Enhanced Equity Fund	24,796	—
U.S. Sustainable Leaders Fund	6,076	1,003

222	J.P. Morgan Large Cap Funds	December 31, 2022

During the year ended June 30, 2022, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Hedged Equity 2 Fund	$7,323	$11,216
Hedged Equity 3 Fund	4,543	7,246
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund as of December 31, 2022. Average borrowings from the Facility for the six months ended December 31, 2022, were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$27,601	3.66%	9	$40
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

December 31, 2022	J.P. Morgan Large Cap Funds	223

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
As of December 31, 2022, the Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Income Fund	1	10.5%	2	30.9%
Equity Index Fund	2	20.5	—	—
Equity Premium Income Fund	1	33.4	2	31.8
Hedged Equity Fund	—	—	2	38.2
Hedged Equity 2 Fund	1	13.3	4	49.5
Hedged Equity 3 Fund	—	—	4	48.0
Large Cap Growth Fund	—	—	1	18.9
Large Cap Value Fund	2	21.7	1	13.7
U.S. Applied Data Science Value Fund	—	—	4	44.2
U.S. Equity Fund	—	—	1	14.0
U.S. GARP Equity Fund	3	48.0	—	—
U.S. Large Cap Core Plus Fund	1	28.1	—	—
U.S. Research Enhanced Equity Fund	1	10.9	1	11.7
U.S. Sustainable Leaders Fund	—	—	2	38.2
U.S. Value Fund	—	—	2	36.4
As of December 31, 2022, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	—%	—%	60.9%
Large Cap Value Fund	23.4	—	—
U.S. Equity Fund	—	16.9	—
U.S. GARP Equity Fund	57.7	—	—
U.S. Research Enhanced Equity Fund	12.5	49.7	—
Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates

224	J.P. Morgan Large Cap Funds	December 31, 2022

may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Subsequent Event
Effective February 17, 2023, all share classes of Hedged Equity Fund are no longer subject to a limited offering.

December 31, 2022	J.P. Morgan Large Cap Funds	225

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund
Class A
Actual	$1,000.00	$1,074.80	$4.97	0.95%
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	1,072.30	7.57	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class I
Actual	1,000.00	1,076.50	3.66	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R2
Actual	1,000.00	1,073.30	6.27	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class R3
Actual	1,000.00	1,074.80	4.97	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class R4
Actual	1,000.00	1,076.60	3.66	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R5
Actual	1,000.00	1,076.80	2.88	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class R6
Actual	1,000.00	1,077.40	2.36	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

226	J.P. Morgan Large Cap Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Index Fund
Class A
Actual	$1,000.00	$1,020.50	$2.29	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class C
Actual	1,000.00	1,017.50	5.34	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class I
Actual	1,000.00	1,021.90	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Class R6
Actual	1,000.00	1,022.60	0.25	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05
JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	1,052.40	4.40	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	1,049.80	6.97	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	1,052.90	3.10	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	1,054.50	2.33	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	1,054.30	1.81	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,016.40	4.22	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class C
Actual	1,000.00	1,013.80	6.75	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class I
Actual	1,000.00	1,017.60	2.95	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class R5
Actual	1,000.00	1,018.80	2.19	0.43
Hypothetical	1,000.00	1,023.04	2.19	0.43
Class R6
Actual	1,000.00	1,019.30	1.68	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33
JPMorgan Hedged Equity 2 Fund
Class A
Actual	1,000.00	991.10	4.27	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	988.50	6.77	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35

December 31, 2022	J.P. Morgan Large Cap Funds	227

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity 2 Fund (continued)
Class I
Actual	$1,000.00	$992.30	$3.01	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	993.10	2.26	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	992.90	1.76	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
JPMorgan Hedged Equity 3 Fund
Class A
Actual	1,000.00	1,002.20	4.29	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	999.80	6.80	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	1,003.50	3.03	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	1,004.40	2.27	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	1,004.80	1.77	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	1,018.20	4.73	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class C
Actual	1,000.00	1,015.40	7.26	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class I
Actual	1,000.00	1,019.30	3.46	0.68
Hypothetical	1,000.00	1,021.78	3.47	0.68
Class R2
Actual	1,000.00	1,016.80	6.00	1.18
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class R3
Actual	1,000.00	1,018.20	4.73	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R4
Actual	1,000.00	1,019.20	3.46	0.68
Hypothetical	1,000.00	1,021.78	3.47	0.68
Class R5
Actual	1,000.00	1,020.20	2.70	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Class R6
Actual	1,000.00	1,020.70	2.19	0.43
Hypothetical	1,000.00	1,023.04	2.19	0.43

228	J.P. Morgan Large Cap Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Value Fund
Class A
Actual	$1,000.00	$1,070.30	$4.85	0.93%
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class C
Actual	1,000.00	1,067.80	7.51	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class I
Actual	1,000.00	1,072.00	3.60	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R2
Actual	1,000.00	1,069.00	6.21	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R3
Actual	1,000.00	1,070.80	4.91	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R4
Actual	1,000.00	1,071.60	3.60	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R5
Actual	1,000.00	1,072.50	2.82	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,073.00	2.30	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
JPMorgan U.S. Applied Data Science Value Fund
Class A
Actual	1,000.00	1,058.90	3.79	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class C
Actual	1,000.00	1,055.70	6.37	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class I
Actual	1,000.00	1,059.80	2.54	0.49
Hypothetical	1,000.00	1,022.73	2.50	0.49
Class R2
Actual	1,000.00	1,056.70	5.65	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R5
Actual	1,000.00	1,060.40	2.29	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class R6
Actual	1,000.00	1,060.90	1.77	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,013.80	4.77	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,010.80	7.30	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44

December 31, 2022	J.P. Morgan Large Cap Funds	229

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Equity Fund (continued)
Class I
Actual	$1,000.00	$1,014.60	$3.50	0.69%
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class L
Actual	1,000.00	1,015.80	2.74	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R2
Actual	1,000.00	1,012.70	6.04	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R3
Actual	1,000.00	1,013.90	4.77	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R4
Actual	1,000.00	1,015.10	3.50	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R5
Actual	1,000.00	1,015.80	2.74	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,016.30	2.24	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
JPMorgan U.S. GARP Equity Fund
Class A
Actual	1,000.00	988.70	4.21	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class C
Actual	1,000.00	986.20	6.71	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class I
Actual	1,000.00	990.10	2.96	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R2
Actual	1,000.00	987.60	5.46	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R5
Actual	1,000.00	990.60	2.21	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class R6
Actual	1,000.00	991.10	1.71	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,050.60	8.73	1.69
Hypothetical	1,000.00	1,016.69	8.59	1.69
Class C
Actual	1,000.00	1,047.90	11.30	2.19
Hypothetical	1,000.00	1,014.17	11.12	2.19
Class I
Actual	1,000.00	1,051.90	7.45	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44

230	J.P. Morgan Large Cap Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R2
Actual	$1,000.00	$1,048.90	$10.74	2.08%
Hypothetical	1,000.00	1,014.72	10.56	2.08
Class R5
Actual	1,000.00	1,051.80	7.40	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class R6
Actual	1,000.00	1,052.80	6.78	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,019.80	3.05	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class I
Actual	1,000.00	1,021.20	1.78	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class R6
Actual	1,000.00	1,021.80	1.27	0.25
Hypothetical	1,000.00	1,023.94	1.28	0.25
JPMorgan U.S. Sustainable Leaders Fund
Class A
Actual	1,000.00	1,028.10	3.27	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Class C
Actual	1,000.00	1,025.40	5.82	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class I
Actual	1,000.00	1,029.20	1.99	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39
Class R6
Actual	1,000.00	1,029.50	1.74	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
JPMorgan U.S. Value Fund
Class A
Actual	1,000.00	1,084.90	4.94	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,082.20	7.56	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class I
Actual	1,000.00	1,086.40	3.63	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R2
Actual	1,000.00	1,083.40	6.25	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R3
Actual	1,000.00	1,085.00	4.94	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R4
Actual	1,000.00	1,086.40	3.58	0.68
Hypothetical	1,000.00	1,021.78	3.47	0.68

December 31, 2022	J.P. Morgan Large Cap Funds	231

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Value Fund (continued)
Class R5
Actual	$1,000.00	$1,087.10	$2.84	0.54%
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,087.60	2.32	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

232	J.P. Morgan Large Cap Funds	December 31, 2022

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also meet for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June  21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser.  This information includes the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management each of the Funds, including personnel changes, if any;
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)
Information about the structure and distribution strategy for each Fund and how it fits with the Trusts’ other fund offerings;

December 31, 2022	J.P. Morgan Large Cap Funds	233

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited) (continued)
(v)
The administration services provided by the Adviser in its role as Administrator;
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Funds;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the

234	J.P. Morgan Large Cap Funds	December 31, 2022

fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable,  institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the third quintile of the Peer Group, for each of the one-, three- and five-year periods ended December 31, 2021, and in the fourth, third and second  quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third, second and third quintiles of the Peer Group, and in the fourth, third and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the third, second and second quintiles of the Peer Group, and in the third, third and second of the Universe, for the one-,

December 31, 2022	J.P. Morgan Large Cap Funds	235

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited) (continued)
three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Equity Index Fund’s performance for Class A and Class I shares was in the first quintile of the Peer Group, and in the second quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class R6 shares was in the first quintile of the Peer Group for each of the one-, three- and five year periods ended December 31, 2021, and in the second, second and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Equity Premium Income Fund’s performance for Class A shares was in the third and first quintiles of the Peer Group, and in the third and second quintiles of the Universe, for the one- and three-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third and second quintiles of the Universe, for the one- and three-year periods ended December 31, 2021, respectively.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups.  The Trustees noted that the performance for Class R6 shares was in the second and first quintiles of the Peer Group for the one- and three-year periods ended December 31, 2021, respectively, and in the second quintile of the Universe for both the one- and three-year periods ended December 31, 2021.  The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the first quintile of the Peer Group for each of the one-, three- and five-year periods ended December 31, 2021, and in the second, second and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the second, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups. The Trustees noted that the performance for Class R6 shares was in the second, first and first quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted the performance of the Hedged Equity 2 Fund since its inception on February 26, 2021, as compared with that of its benchmark index.  The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.
The Trustees noted the performance of the Hedged Equity 3 Fund since its inception on February 26, 2021, as compared with that of its benchmark index.  The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.
The Trustees noted that the Large Cap Growth Fund’s performance for Class A shares was in the fifth, first and first quintiles of the Peer Group, and in the fourth, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for both Class I and Class R6 shares was in the fourth, first and first quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Large Cap Value Fund’s performance for Class A was in the fifth, second and third quintiles of the Peer Group, and in the fourth, first and third of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the fourth, first and third quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, first and third quintiles of the Peer Group, and in the fourth, first and second quintiles of the Universe, for the one-, three- and five-year periods ended

236	J.P. Morgan Large Cap Funds	December 31, 2022

December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the U.S. Applied Data Science Value Fund’s performance for Class A shares was in the first, third and third quintiles for both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the first, third and second quintiles of the Peer Group, and in the first, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the first, third and first quintiles of the Peer Group, and in the first, second and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the U.S. Equity Fund’s performance for both Class A and Class I shares was in the first quintile of the Peer Group, for each of the one-, three- and five-year periods ended December 31, 2021, and in the second, first and first quintiles of the Universe, for the one-, three and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the second, first and second quintiles of the Peer Group, and in the second, first and first quintiles of the Universe, for the one-, three and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. GARP Equity Fund’s performance for Class A shares was in first, third and third quintiles of the Peer Group, and in the first, fourth and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the first, fourth and third quintiles of the Peer Group, and in the first, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the first, third and third quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Equity Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for both Class A and Class I shares was in the second, first and first quintiles of the Peer Group, for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the first quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class R6 shares was in the first and second quintiles of the Peer Group for the one- and three year periods ended December 31, 2021, respectively, and in the first quintile of the Universe for both the one- and three-year periods ended December 31, 2021.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A shares was in the first, first and second quintiles of the Peer Group for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the first quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for both Class I and Class R6 shares was in the first quintile of both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. Sustainable Leaders Fund’s performance for Class A shares was in the first, second and second quintiles of the Peer Group for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the first quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class I shares was in the first quintile of both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The

December 31, 2022	J.P. Morgan Large Cap Funds	237

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited) (continued)
Trustees noted that the performance for Class R6 shares was in the first quintile of both the Peer Group and Universe, for the one-year period ended December 31, 2021.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. Value Fund’s performance for Class A shares was in the second, second and first quintiles of the Peer Group for the one- three- and five-year periods ended December 31, 2021, respectively, and in the second quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class I shares was in the third, first and first quintiles of the Peer Group for the one- three- and five-year periods ended December 31, 2021, respectively, and in the second quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class R6 shares was in the second, first and first quintiles of the Peer Group, and in the second, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund.  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Equity Index Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Equity Premium Income Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second

238	J.P. Morgan Large Cap Funds	December 31, 2022

quintiles of the Universe, respectively.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Hedged Equity 2 Fund’s net advisory fee for Class A and Class R6 shares were in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A and Class R6 shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the second quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Hedged Equity 3 Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in first quintile of the Universe, and that the actual total expenses for Class I shares were in the second quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee Class R6 shares was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Large Cap Value Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were also in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. Applied Data Science Value Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile of both the Peer Group and the Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. GARP Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee and actual total expenses for Class A shares were both in the fifth and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in fifth quintile of both the Peer Group and Universe, and that the actual total expenses for

December 31, 2022	J.P. Morgan Large Cap Funds	239

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited) (continued)
Class I shares were in the first and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the fifth quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the fifth and third quintiles of the Peer Group and Universe, respectively.  After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. Sustainable Leader Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the
Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. Value Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that both the net advisory fee and actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

240	J.P. Morgan Large Cap Funds	December 31, 2022

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
SAN-LCE-1222

Semi-Annual Report
J.P. Morgan Investor Funds
December 31, 2022  (Unaudited)
JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Growth Fund
JPMorgan Investor Growth & Income Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	J.P. Morgan Investor Funds	1

J.P. Morgan Investor Funds
FUND FACTS
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

Fund	Fund Return (With sales charge)*	Fund Return (Without sales charge)*	Bloomberg Barclays U.S. Intermediate Aggregate Index Return (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad-Based Equity Benchmark)	MSCI EAFE Index (net of foreign withholding taxes)	Fund Net Assets as of December 31, 2022 (In thousands)
JPMorgan Investor Balanced Fund, Class A	(3.71)%	0.82%	(2.19)%	2.40%	6.36%	$4,987,881
JPMorgan Investor Conservative Growth Fund, Class A	(4.82)	(0.30)	(2.19)	2.40	6.36	4,012,824
JPMorgan Investor Growth Fund, Class A	(1.84)	2.81	(2.19)	2.40	6.36	3,976,369
JPMorgan Investor Growth & Income Fund, Class A	(2.88)	1.69	(2.19)	2.40	6.36	3,753,750

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the
United States of America.

JPMorgan Investor Balanced Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Fixed Income	47.7%
U.S. Equity	36.4
International Equity	12.5
Alternative Assets	1.7
Short-Term Investments	1.7
JPMorgan Investor Conservative Growth Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Fixed Income	68.3%
U.S. Equity	20.3
International Equity	7.8
Alternative Assets	1.9
Short-Term Investments	1.7
JPMorgan Investor Growth Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	62.5%
International Equity	22.8
Fixed Income	11.7
Alternative Assets	0.8
Short-Term Investments	2.2
JPMorgan Investor Growth & Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	48.5%
Fixed Income	32.9
International Equity	15.9
Alternative Assets	0.7
Short-Term Investments	2.0

2	J.P. Morgan Investor Funds	December 31, 2022

J.P. Morgan Investor Funds
FUNDS COMMENTARY
SIX MONTHS ENDED December 31, 2022 (Unaudited)
INVESTMENT OBJECTIVES*
The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.
The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.
The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
HOW DID THE MARKET PERFORM?
Developed market equities generally provided modest positive returns for the period, while emerging markets equities slumped. Bond market returns were mixed as leading central banks continued to raise interest rates in the face of the highest levels of inflation in 40 years. Overall, investors largely focused on rising interest rates, the war in Ukraine and pandemic-related disruptions in China.
In the U.S., equity prices rebounded from a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases. However, corporate earnings for both the second and third quarters of 2022 generally were better than expected given a cooling economy and slower consumer spending. While U.S. unemployment rate remained historically low - hovering between 3.5% and 3.7% for the six-month period - by the end of 2022 data indicated some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of the year as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices receded. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty.
Emerging markets broadly declined during the period but there was wide variance among individual nations. Chinese equities continued to underperform amid investor concerns about the economic impact of the country’s strict anti-pandemic policies, as well as weakness within China’s real estate sector and changes in the global trade for information. While energy prices retreated from historically high levels in the second half of 2022, overall commodities prices remained elevated, which benefitted markets in exporting nations but hurt markets in net importing nations.
WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?
In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments.
For the six months ended December 31, 2022, each of the Investor Funds’ Class A Shares outperformed the Bloomberg U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark, mainly due to the Investor Funds’ exposure to equities.
The Investor Growth Fund outperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark, mainly due to the Fund’s allocation to international equities. The Investor Balanced Fund, Investor Conservative Growth Fund and the Investor Growth & Income Fund each underperformed the Russell 3000 Index, mainly due to their allocations to fixed income.
Each of the Investor Funds underperformed the MSCI EAFE Index, largely due to their allocations to U.S. equity and U.S. fixed income.
HOW WERE THE FUNDS POSITIONED?
Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment grade, high yield bonds and real estate investment trusts. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term and maintaining a level of volatility similar to that of each Investor Fund’s composite benchmark. During the reporting period, the Investor Funds’ portfolio managers maintained a relative underweight positions in equity.

December 31, 2022	J.P. Morgan Investor Funds	3

J.P. Morgan Investor Funds
FUNDS COMMENTARY
SIX MONTHS ENDED December 31, 2022 (Unaudited) (continued)

*
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Investor Funds	December 31, 2022

JPMorgan Investor Balanced Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge **		(3.71)%	(17.69)%	2.86%	5.28%
Without Sales Charge		0.82	(13.81)	3.82	5.76
CLASS C SHARES	July 1, 1997
With CDSC ***		(0.42)	(15.24)	3.28	5.31
Without CDSC		0.58	(14.24)	3.28	5.31
Class I SHARES	December 10, 1996	1.02	(13.56)	4.09	6.03
Class R6 SHARES	July 31, 2017	1.15	(13.35)	4.31	6.14

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Bloomberg U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Investor Conservative Growth Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge **		(4.82)%	(16.47)%	1.47%	3.38%
Without Sales Charge		(0.30)	(12.53)	2.40	3.86
CLASS C SHARES	July 1, 1997
With CDSC ***		(1.64)	(13.97)	1.86	3.41
Without CDSC		(0.64)	(12.97)	1.86	3.41
Class I SHARES	December 10, 1996	(0.18)	(12.30)	2.64	4.11
Class R6 SHARES	July 31, 2017	(0.13)	(12.09)	2.86	4.22

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Bloomberg U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg U.S. Intermediate Aggregate Index is an
unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Investor Growth Fund
FUNDS COMMENTARY
SIX MONTHS ENDED   December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge **		(1.84)%	(19.82)%	5.21%	8.79%
Without Sales Charge		2.81	(16.03)	6.18	9.30
CLASS C SHARES	July 1, 1997
With CDSC ***		1.58	(17.46)	5.61	8.82
Without CDSC		2.58	(16.46)	5.61	8.82
Class I SHARES	December 10, 1996	2.94	(15.86)	6.44	9.57
Class R6 SHARES	July 31, 2017	3.07	(15.65)	6.65	9.68

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P
500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

7

JPMorgan Investor Growth & Income Fund
FUNDS COMMENTARY
SIX MONTHS ENDED   December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge **		(2.88)%	(18.57)%	4.11%	6.89%
Without Sales Charge		1.69	(14.73)	5.07	7.38
CLASS C SHARES	July 1, 1997
With CDSC ***		0.48	(16.13)	4.52	6.92
Without CDSC		1.48	(15.13)	4.52	6.92
Class I SHARES	December 10, 1996	1.85	(14.53)	5.33	7.65
Class R6 SHARES	July 31, 2017	1.98	(14.30)	5.56	7.77

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Bloomberg U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broadbased securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg U.S. Intermediate Aggregate Index is an
unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares. Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

JPMorgan Investor Balanced Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 88.6%
Alternative Assets — 0.8%
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,283	40,178
Fixed Income — 47.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	111,232	1,124,552
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	77,564	552,255
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,480	44,130
JPMorgan High Yield Fund Class R6 Shares (a)	22,913	140,689
JPMorgan Income Fund Class R6 Shares (a)	32,252	265,116
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	18,677	179,674
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	8,428	75,010
Total Fixed Income		2,381,426
International Equity — 6.9%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	4,065	114,225
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,326	78,230
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,111	82,631
JPMorgan International Equity Fund Class R6 Shares (a)	4,207	69,039
Total International Equity		344,125
U.S. Equity — 33.2%
JPMorgan Equity Income Fund Class R6 Shares (a)	6,703	151,282
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	5,669	266,002
JPMorgan Large Cap Value Fund Class R6 Shares (a)	8,437	151,452
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,739	67,893
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	499	25,176
JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,005	48,639
JPMorgan U.S. Equity Fund Class R6 Shares (a)	23,999	412,059
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	3,343	158,657
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,471	217,994
JPMorgan Value Advantage Fund Class R6 Shares (a)	4,497	155,998
Total U.S. Equity		1,655,152
Total Investment Companies (Cost $4,115,535)		4,420,881
INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 9.7%
Alternative Assets — 0.9%
JPMorgan Realty Income ETF (a)	1,075	44,158
International Equity — 5.6%
JPMorgan International Research Enhanced Equity ETF (a)	5,582	279,450
U.S. Equity — 3.2%
JPMorgan Market Expansion Enhanced Equity ETF (a)	3,483	160,359
Total Exchange-Traded Funds (Cost $446,256)		483,967
Short-Term Investments — 1.8%
Investment Companies — 1.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b) (Cost $87,359)	87,359	87,359
Total Investments — 100.1% (Cost $4,649,150)		4,992,207
Liabilities in Excess of Other Assets — (0.1)%		(4,326)
NET ASSETS — 100.0%		4,987,881

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Investor Funds	9

JPMorgan Investor Conservative Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 92.6%
Alternative Assets — 1.0%
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,251	39,874
Fixed Income — 68.3%
JPMorgan Core Bond Fund Class R6 Shares (a)	127,975	1,293,828
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	80,471	572,955
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,445	38,026
JPMorgan Government Bond Fund Class R6 Shares (a)	4,837	45,425
JPMorgan High Yield Fund Class R6 Shares (a)	19,335	118,715
JPMorgan Income Fund Class R6 Shares (a)	33,161	272,583
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	33,199	319,374
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	8,920	79,385
Total Fixed Income		2,740,291
International Equity — 4.3%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,367	66,504
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,439	50,526
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	1,064	28,265
JPMorgan International Equity Fund Class R6 Shares (a)	1,752	28,743
Total International Equity		174,038
U.S. Equity — 19.0%
JPMorgan Equity Income Fund Class R6 Shares (a)	3,965	89,481
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	2,370	111,216
JPMorgan Large Cap Value Fund Class R6 Shares (a)	2,993	53,726
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,423	55,554
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	369	18,609
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,312	31,841
JPMorgan U.S. Equity Fund Class R6 Shares (a)	8,546	146,732
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	1,894	89,890
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	2,629	76,716
JPMorgan Value Advantage Fund Class R6 Shares (a)	2,588	89,783
Total U.S. Equity		763,548
Total Investment Companies (Cost $3,796,721)		3,717,751
INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 5.7%
Alternative Assets — 0.9%
JPMorgan Realty Income ETF (a)	877	36,040
International Equity — 3.5%
JPMorgan International Research Enhanced Equity ETF (a)	2,821	141,204
U.S. Equity — 1.3%
JPMorgan Market Expansion Enhanced Equity ETF (a)	1,090	50,180
Total Exchange-Traded Funds (Cost $212,103)		227,424
Short-Term Investments — 1.7%
Investment Companies — 1.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b) (Cost $66,895)	66,895	66,895
Total Investments — 100.0% (Cost $4,075,719)		4,012,070
Other Assets Less Liabilities — 0.0% ^		754
NET ASSETS — 100.0%		4,012,824

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Investor Funds	December 31, 2022

JPMorgan Investor Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 84.0%
Fixed Income — 11.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	32,454	328,113
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	7,159	50,974
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,416	14,254
JPMorgan High Yield Fund Class R6 Shares (a)	8,607	52,846
JPMorgan Income Fund Class R6 Shares (a)	2,334	19,183
Total Fixed Income		465,370
International Equity — 14.9%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	4,003	112,469
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,977	87,805
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	4,098	108,853
JPMorgan International Equity Fund Class R6 Shares (a)	10,294	168,932
JPMorgan International Focus Fund Class R6 Shares (a)	5,397	115,817
Total International Equity		593,876
U.S. Equity — 57.4%
JPMorgan Equity Income Fund Class R6 Shares (a)	6,691	151,024
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	8,961	420,439
JPMorgan Large Cap Value Fund Class R6 Shares (a)	21,320	382,706
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,878	73,334
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	346	17,440
JPMorgan Small Cap Value Fund Class R6 Shares (a)	3,546	86,022
JPMorgan U.S. Equity Fund Class R6 Shares (a)	31,534	541,440
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	3,787	179,722
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	10,043	293,052
JPMorgan Value Advantage Fund Class R6 Shares (a)	3,962	137,433
Total U.S. Equity		2,282,612
Total Investment Companies (Cost $2,828,000)		3,341,858
Exchange-Traded Funds — 13.9%
Alternative Assets — 0.9%
JPMorgan Realty Income ETF (a)	816	33,523
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 7.9%
JPMorgan International Research Enhanced Equity ETF (a)	6,274	314,062
U.S. Equity — 5.1%
JPMorgan Market Expansion Enhanced Equity ETF (a)	4,426	203,800
Total Exchange-Traded Funds (Cost $563,165)		551,385
Short-Term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b) (Cost $87,515)	87,515	87,515
Total Investments — 100.1% (Cost $3,478,680)		3,980,758
Liabilities in Excess of Other Assets — (0.1)%		(4,389)
NET ASSETS — 100.0%		3,976,369

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Investor Funds	11

JPMorgan Investor Growth & Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF   December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 87.4%
Fixed Income — 32.9%
JPMorgan Core Bond Fund Class R6 Shares (a)	61,425	621,004
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	35,036	249,458
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,608	15,389
JPMorgan High Yield Fund Class R6 Shares (a)	15,486	95,080
JPMorgan Income Fund Class R6 Shares (a)	19,412	159,566
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	4,907	47,209
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	5,268	46,883
Total Fixed Income		1,234,589
International Equity — 10.0%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,152	88,577
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,477	65,764
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	2,931	77,863
JPMorgan International Equity Fund Class R6 Shares (a)	5,384	88,350
JPMorgan International Focus Fund Class R6 Shares (a)	2,493	53,502
Total International Equity		374,056
U.S. Equity — 44.5%
JPMorgan Equity Income Fund Class R6 Shares (a)	5,876	132,634
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	7,173	336,540
JPMorgan Large Cap Value Fund Class R6 Shares (a)	12,159	218,261
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,270	49,617
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	368	18,552
JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,489	60,375
JPMorgan U.S. Equity Fund Class R6 Shares (a)	22,625	388,467
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	2,272	107,817
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,878	229,869
JPMorgan Value Advantage Fund Class R6 Shares (a)	3,764	130,561
Total U.S. Equity		1,672,693
Total Investment Companies (Cost $2,890,388)		3,281,338
INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 10.6%
Alternative Assets — 0.7%
JPMorgan Realty Income ETF (a)	631	25,922
International Equity — 6.0%
JPMorgan International Research Enhanced Equity ETF (a)	4,467	223,613
U.S. Equity — 3.9%
JPMorgan Market Expansion Enhanced Equity ETF (a)	3,213	147,949
Total Exchange-Traded Funds (Cost $384,051)		397,484
Short-Term Investments — 2.0%
Investment Companies — 2.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b) (Cost $76,039)	76,039	76,039
Total Investments — 100.0% (Cost $3,350,478)		3,754,861
Liabilities in Excess of Other Assets — (0.0)% ^		(1,111)
NET ASSETS — 100.0%		3,753,750

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Investor Funds	December 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF   December 31, 2022  (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$4,992,207	$4,012,070	$3,980,758	$3,754,861
Cash	—	—	176	—
Receivables:
Fund shares sold	4,443	9,642	4,359	5,992
Dividends from affiliates	1,199	1,226	96	721
Total Assets	4,997,849	4,022,938	3,985,389	3,761,574
LIABILITIES:
Payables:
Due to custodian	881	999	—	460
Distributions	293	114	332	306
Fund shares redeemed	6,113	6,797	6,728	5,226
Accrued liabilities:
Investment advisory fees	205	166	164	154
Distribution fees	1,192	956	810	808
Service fees	1,075	859	772	735
Custodian and accounting fees	28	23	21	20
Other	181	200	193	115
Total Liabilities	9,968	10,114	9,020	7,824
Net Assets	$4,987,881	$4,012,824	$3,976,369	$3,753,750
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Investor Funds	13

STATEMENTS OF ASSETS AND LIABILITIES
AS OF   December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$4,645,914	$4,072,890	$3,431,446	$3,359,918
Total distributable earnings (loss)	341,967	(60,066)	544,923	393,832
Total Net Assets	$4,987,881	$4,012,824	$3,976,369	$3,753,750
Net Assets:
Class A	$4,234,901	$2,843,876	$3,285,175	$3,338,985
Class C	425,053	521,935	150,091	132,420
Class I	308,417	613,318	492,448	250,049
Class R6	19,510	33,695	48,655	32,296
Total	$4,987,881	$4,012,824	$3,976,369	$3,753,750
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	308,863	249,570	166,816	208,928
Class C	31,648	46,061	8,501	8,629
Class I	22,435	53,425	24,255	16,007
Class R6	1,421	2,937	2,399	2,067
Net Asset Value (a):
Class A — Redemption price per share	$13.71	$11.40	$19.69	$15.98
Class C — Offering price per share (b)	13.43	11.33	17.66	15.35
Class I — Offering and redemption price per share	13.75	11.48	20.30	15.62
Class R6 — Offering and redemption price per share	13.73	11.47	20.29	15.62
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.36	$11.94	$20.62	$16.73
Cost of investments in affiliates	4,649,150	4,075,719	3,478,680	3,350,478

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Investor Funds	December 31, 2022

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED   December 31, 2022  (Unaudited)
(Amounts in thousands)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$—(a)	$—(a)	$—	$—
Dividend income from affiliates	76,047	65,520	53,235	54,044
Total investment income	76,047	65,520	53,235	54,044
EXPENSES:
Investment advisory fees	1,294	1,054	1,006	957
Distribution fees:
Class A	5,431	3,719	4,157	4,239
Class C	1,702	2,152	586	529
Service fees:
Class A	5,431	3,719	4,157	4,239
Class C	567	717	195	177
Class I	413	789	639	329
Custodian and accounting fees	72	59	56	53
Professional fees	27	26	27	25
Trustees’ and Chief Compliance Officer’s fees	21	19	19	19
Printing and mailing costs	119	91	107	91
Registration and filing fees	170	126	142	109
Transfer agency fees (See Note 2.D.)	131	84	163	132
Other	52	40	48	41
Total expenses	15,430	12,595	11,302	10,940
Less fees waived	(54)	(40)	(492)	(444)
Less expense reimbursements	(1)	(1)	(1)	(1)
Net expenses	15,375	12,554	10,809	10,495
Net investment income (loss)	60,672	52,966	42,426	43,549
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in affiliates	(7,741)	(4,147)	(121)	(1,247)
Distribution of capital gains received from investment company affiliates	73,187	35,065	95,859	70,634
Change in net unrealized appreciation/depreciation on investments in affiliates	(83,192)	(99,688)	(27,990)	(49,318)
Net realized/unrealized gains (losses)	(17,746)	(68,770)	67,748	20,069
Change in net assets resulting from operations	$42,926	$(15,804)	$110,174	$63,618

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Investor Funds	15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$60,672	$77,374	$52,966	$70,379
Net realized gain (loss) on investments in affiliates	(7,741)	8,832	(4,147)	18,154
Distributions of capital gains received from investment company affiliates	73,187	296,339	35,065	157,504
Change in net unrealized appreciation/depreciation of investments in affiliates	(83,192)	(1,085,245)	(99,688)	(771,695)
Change in net assets resulting from operations	42,926	(702,700)	(15,804)	(525,658)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(252,836)	(210,101)	(138,680)	(120,176)
Class C	(24,850)	(22,723)	(24,342)	(24,048)
Class I	(18,853)	(16,586)	(29,848)	(25,387)
Class R6	(1,353)	(6,278)	(1,719)	(1,620)
Total distributions to shareholders	(297,892)	(255,688)	(194,589)	(171,231)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	98,064	190,252	(59,380)	120,115
NET ASSETS:
Change in net assets	(156,902)	(768,136)	(269,773)	(576,774)
Beginning of period	5,144,783	5,912,919	4,282,597	4,859,371
End of period	$4,987,881	$5,144,783	$4,012,824	$4,282,597
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Investor Funds	December 31, 2022

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$42,426	$40,854	$43,549	$48,504
Net realized gain (loss) on investments in affiliates	(121)	1,328	(1,247)	1,129
Distributions of capital gains received from investment company affiliates	95,859	343,675	70,634	266,625
Change in net unrealized appreciation/depreciation of investments in affiliates	(27,990)	(1,018,996)	(49,318)	(858,982)
Change in net assets resulting from operations	110,174	(633,139)	63,618	(542,724)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(252,368)	(167,117)	(222,345)	(159,512)
Class C	(12,456)	(9,075)	(8,801)	(7,243)
Class I	(37,721)	(26,437)	(17,434)	(14,671)
Class R6	(2,874)	(1,399)	(2,275)	(1,712)
Total distributions to shareholders	(305,419)	(204,028)	(250,855)	(183,138)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	300,693	445,293	197,544	324,769
NET ASSETS:
Change in net assets	105,448	(391,874)	10,307	(401,093)
Beginning of period	3,870,921	4,262,795	3,743,443	4,144,536
End of period	$3,976,369	$3,870,921	$3,753,750	$3,743,443
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Investor Funds	17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$318,257	$861,017	$220,695	$693,828
Distributions reinvested	251,371	208,807	137,906	119,626
Cost of shares redeemed	(418,202)	(766,828)	(363,461)	(658,320)
Change in net assets resulting from Class A capital transactions	151,426	302,996	(4,860)	155,134
Class C
Proceeds from shares issued	21,739	86,469	16,382	113,574
Distributions reinvested	24,725	22,609	24,253	23,960
Cost of shares redeemed	(68,756)	(168,909)	(106,166)	(255,706)
Change in net assets resulting from Class C capital transactions	(22,292)	(59,831)	(65,531)	(118,172)
Class I
Proceeds from shares issued	24,438	66,262	82,081	255,136
Distributions reinvested	18,390	16,159	29,553	25,157
Cost of shares redeemed	(44,932)	(60,507)	(100,255)	(196,212)
Change in net assets resulting from Class I capital transactions	(2,104)	21,914	11,379	84,081
Class R6
Proceeds from shares issued	1,623	6,061	1,550	2,262
Distributions reinvested	1,353	6,278	1,720	1,619
Cost of shares redeemed	(31,942)	(87,166)	(3,638)	(4,809)
Change in net assets resulting from Class R6 capital transactions	(28,966)	(74,827)	(368)	(928)
Total change in net assets resulting from capital transactions	$98,064	$190,252	$(59,380)	$120,115
SHARE TRANSACTIONS:
Class A
Issued	21,935	51,845	18,479	51,360
Reinvested	17,987	12,430	11,827	8,797
Redeemed	(28,934)	(46,933)	(30,602)	(49,717)
Change in Class A Shares	10,988	17,342	(296)	10,440
Class C
Issued	1,528	5,282	1,379	8,377
Reinvested	1,806	1,364	2,094	1,764
Redeemed	(4,831)	(10,503)	(8,951)	(19,372)
Change in Class C Shares	(1,497)	(3,857)	(5,478)	(9,231)
Class I
Issued	1,678	3,995	6,839	18,875
Reinvested	1,313	961	2,515	1,842
Redeemed	(3,065)	(3,705)	(8,343)	(14,688)
Change in Class I Shares	(74)	1,251	1,011	6,029
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Investor Funds	December 31, 2022

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	113	358	129	166
Reinvested	97	370	146	119
Redeemed	(2,152)	(5,641)	(303)	(353)
Change in Class R6 Shares	(1,942)	(4,913)	(28)	(68)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Investor Funds	19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$283,869	$784,894	$292,942	$725,144
Distributions reinvested	250,968	166,169	221,066	158,607
Cost of shares redeemed	(284,040)	(560,182)	(311,551)	(537,921)
Change in net assets resulting from Class A capital transactions	250,797	390,881	202,457	345,830
Class C
Proceeds from shares issued	11,408	31,853	8,234	23,872
Distributions reinvested	12,375	9,021	8,750	7,201
Cost of shares redeemed	(19,826)	(44,254)	(21,898)	(56,637)
Change in net assets resulting from Class C capital transactions	3,957	(3,380)	(4,914)	(25,564)
Class I
Proceeds from shares issued	30,683	115,247	15,518	56,563
Distributions reinvested	36,493	25,523	16,486	13,248
Cost of shares redeemed	(46,403)	(87,384)	(32,855)	(68,423)
Change in net assets resulting from Class I capital transactions	20,773	53,386	(851)	1,388
Class R6
Proceeds from shares issued	26,230	9,488	1,431	3,918
Distributions reinvested	2,873	1,395	2,224	1,672
Cost of shares redeemed	(3,937)	(6,477)	(2,803)	(2,475)
Change in net assets resulting from Class R6 capital transactions	25,166	4,406	852	3,115
Total change in net assets resulting from capital transactions	$300,693	$445,293	$197,544	$324,769
SHARE TRANSACTIONS:
Class A
Issued	13,473	32,134	17,235	37,226
Reinvested	12,522	6,553	13,582	7,951
Redeemed	(13,517)	(23,113)	(18,395)	(27,916)
Change in Class A Shares	12,478	15,574	12,422	17,261
Class C
Issued	601	1,431	507	1,263
Reinvested	689	390	559	373
Redeemed	(1,043)	(2,019)	(1,338)	(3,038)
Change in Class C Shares	247	(198)	(272)	(1,402)
Class I
Issued	1,417	4,585	934	2,941
Reinvested	1,767	982	1,036	680
Redeemed	(2,147)	(3,496)	(1,998)	(3,562)
Change in Class I Shares	1,037	2,071	(28)	59
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Investor Funds	December 31, 2022

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	1,228	377	88	207
Reinvested	140	54	140	87
Redeemed	(181)	(258)	(166)	(129)
Change in Class R6 Shares	1,187	173	62	165
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Investor Funds	21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Balanced Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$14.44	$0.17	$(0.04)	$0.13	$(0.17)	$(0.69)	$(0.86)
Year Ended June 30, 2022	17.07	0.22	(2.13)	(1.91)	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2021	14.77	0.21	3.03	3.24	(0.25)	(0.69)	(0.94)
Year Ended June 30, 2020	15.00	0.27	0.46	0.73	(0.27)	(0.69)	(0.96)
Year Ended June 30, 2019	15.30	0.29	0.46	0.75	(0.37)	(0.68)	(1.05)
Year Ended June 30, 2018	15.37	0.24	0.72	0.96	(0.29)	(0.74)	(1.03)
Class C
Six Months Ended December 31, 2022 (Unaudited)	14.16	0.13	(0.04)	0.09	(0.13)	(0.69)	(0.82)
Year Ended June 30, 2022	16.75	0.13	(2.08)	(1.95)	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2021	14.51	0.12	2.98	3.10	(0.17)	(0.69)	(0.86)
Year Ended June 30, 2020	14.74	0.19	0.46	0.65	(0.19)	(0.69)	(0.88)
Year Ended June 30, 2019	15.06	0.21	0.44	0.65	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2018	15.14	0.14	0.73	0.87	(0.21)	(0.74)	(0.95)
Class I
Six Months Ended December 31, 2022 (Unaudited)	14.47	0.19	(0.03)	0.16	(0.19)	(0.69)	(0.88)
Year Ended June 30, 2022	17.11	0.26	(2.14)	(1.88)	(0.45)	(0.31)	(0.76)
Year Ended June 30, 2021	14.80	0.25	3.04	3.29	(0.29)	(0.69)	(0.98)
Year Ended June 30, 2020	15.02	0.29	0.48	0.77	(0.30)	(0.69)	(0.99)
Year Ended June 30, 2019	15.33	0.33	0.45	0.78	(0.41)	(0.68)	(1.09)
Year Ended June 30, 2018	15.39	0.28	0.73	1.01	(0.33)	(0.74)	(1.07)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	14.46	0.17	—(i)	0.17	(0.21)	(0.69)	(0.90)
Year Ended June 30, 2022	17.10	0.31	(2.15)	(1.84)	(0.49)	(0.31)	(0.80)
Year Ended June 30, 2021	14.79	0.27	3.06	3.33	(0.33)	(0.69)	(1.02)
Year Ended June 30, 2020	15.02	0.34	0.46	0.80	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2019	15.32	0.36	0.45	0.81	(0.43)	(0.68)	(1.11)
July 31, 2017 (j) through June 30, 2018	15.63	0.29	0.50	0.79	(0.36)	(0.74)	(1.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Investor Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$13.71	0.82%	$4,234,901	0.57% (h)	2.38% (h)	0.57% (h)	5%
14.44	(11.73)	4,301,016	0.57	1.34	0.57	8
17.07	22.40	4,788,045	0.56	1.28	0.57	6
14.77	4.97	3,638,623	0.54	1.85	0.57	26
15.00	5.52	3,458,135	0.52	1.98	0.60	12
15.30	6.30	3,436,111	0.52	1.54	0.63	9

13.43	0.58	425,053	1.07(h)	1.83(h)	1.07(h)	5
14.16	(12.17)	469,295	1.07	0.83	1.07	8
16.75	21.78	619,700	1.07	0.75	1.07	6
14.51	4.48	648,738	1.07	1.31	1.07	26
14.74	4.89	758,346	1.08	1.42	1.10	12
15.06	5.71	791,718	1.09	0.89	1.13	9

13.75	1.02	308,417	0.32(h)	2.59(h)	0.32(h)	5
14.47	(11.54)	325,811	0.32	1.59	0.32	8
17.11	22.72	363,694	0.31	1.54	0.32	6
14.80	5.26	303,555	0.29	1.98	0.32	26
15.02	5.71	478,250	0.27	2.24	0.35	12
15.33	6.62	471,153	0.27	1.76	0.37	9

13.73	1.07	19,510	0.08(h)	2.28(h)	0.08(h)	5
14.46	(11.33)	48,661	0.07	1.84	0.07	8
17.10	23.03	141,480	0.07	1.69	0.07	6
14.79	5.46	73,386	0.06	2.27	0.07	26
15.02	5.96	86,510	0.09	2.40	0.10	12
15.32	5.07	85,614	0.12	2.03	0.12	9
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Investor Funds	23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Conservative Growth Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$12.00	$0.15	$(0.18)	$(0.03)	$(0.15)	$(0.42)	$(0.57)
Year Ended June 30, 2022	13.90	0.20	(1.62)	(1.42)	(0.30)	(0.18)	(0.48)
Year Ended June 30, 2021	12.63	0.20	1.56	1.76	(0.23)	(0.26)	(0.49)
Year Ended June 30, 2020	12.58	0.26	0.37	0.63	(0.26)	(0.32)	(0.58)
Year Ended June 30, 2019	12.61	0.28	0.41	0.69	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2018	12.80	0.24	0.24	0.48	(0.26)	(0.41)	(0.67)
Class C
Six Months Ended December 31, 2022 (Unaudited)	11.94	0.12	(0.19)	(0.07)	(0.12)	(0.42)	(0.54)
Year Ended June 30, 2022	13.83	0.13	(1.61)	(1.48)	(0.23)	(0.18)	(0.41)
Year Ended June 30, 2021	12.57	0.13	1.55	1.68	(0.16)	(0.26)	(0.42)
Year Ended June 30, 2020	12.52	0.19	0.37	0.56	(0.19)	(0.32)	(0.51)
Year Ended June 30, 2019	12.55	0.21	0.41	0.62	(0.25)	(0.40)	(0.65)
Year Ended June 30, 2018	12.75	0.16	0.24	0.40	(0.19)	(0.41)	(0.60)
Class I
Six Months Ended December 31, 2022 (Unaudited)	12.08	0.17	(0.18)	(0.01)	(0.17)	(0.42)	(0.59)
Year Ended June 30, 2022	13.99	0.24	(1.64)	(1.40)	(0.33)	(0.18)	(0.51)
Year Ended June 30, 2021	12.71	0.24	1.57	1.81	(0.27)	(0.26)	(0.53)
Year Ended June 30, 2020	12.66	0.29	0.37	0.66	(0.29)	(0.32)	(0.61)
Year Ended June 30, 2019	12.69	0.31	0.41	0.72	(0.35)	(0.40)	(0.75)
Year Ended June 30, 2018	12.87	0.27	0.25	0.52	(0.29)	(0.41)	(0.70)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	12.08	0.18	(0.19)	(0.01)	(0.18)	(0.42)	(0.60)
Year Ended June 30, 2022	13.98	0.27	(1.63)	(1.36)	(0.36)	(0.18)	(0.54)
Year Ended June 30, 2021	12.70	0.27	1.57	1.84	(0.30)	(0.26)	(0.56)
Year Ended June 30, 2020	12.65	0.37	0.32	0.69	(0.32)	(0.32)	(0.64)
Year Ended June 30, 2019	12.68	0.35	0.38	0.73	(0.36)	(0.40)	(0.76)
July 31, 2017 (i) through June 30, 2018	13.00	0.24	0.14	0.38	(0.29)	(0.41)	(0.70)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Investor Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$11.40	(0.30)%	$2,843,876	0.57% (h)	2.55% (h)	0.57% (h)	3%
12.00	(10.59)	2,998,252	0.57	1.50	0.57	8
13.90	14.14	3,327,682	0.56	1.49	0.57	3
12.63	5.13	2,428,688	0.54	2.08	0.57	21
12.58	5.80	2,170,888	0.52	2.25	0.60	10
12.61	3.76	2,173,957	0.52	1.85	0.64	6

11.33	(0.64)	521,935	1.07(h)	1.99(h)	1.07(h)	3
11.94	(11.02)	615,133	1.07	0.98	1.07	8
13.83	13.54	840,217	1.07	0.96	1.07	3
12.57	4.60	967,282	1.07	1.54	1.07	21
12.52	5.24	1,113,797	1.08	1.69	1.10	10
12.55	3.09	1,188,675	1.10	1.21	1.13	6

11.48	(0.18)	613,318	0.32(h)	2.80(h)	0.32(h)	3
12.08	(10.37)	633,390	0.32	1.75	0.32	8
13.99	14.41	649,055	0.31	1.79	0.32	3
12.71	5.35	130,768	0.29	2.32	0.33	21
12.66	6.03	138,655	0.27	2.51	0.36	10
12.69	4.08	136,915	0.27	2.09	0.39	6

11.47	(0.13)	33,695	0.07(h)	3.03(h)	0.07(h)	3
12.08	(10.08)	35,822	0.07	1.99	0.07	8
13.98	14.70	42,417	0.07	2.02	0.07	3
12.70	5.57	7,862	0.08	2.91	0.09	21
12.65	6.19	996	0.12	2.78	0.12	10
12.68	2.95	175	0.14	2.09	0.15	6
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Investor Funds	25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$20.71	$0.22	$0.37	$0.59	$(0.21)	$(1.40)	$(1.61)
Year Ended June 30, 2022	25.19	0.23	(3.56)	(3.33)	(0.68)	(0.47)	(1.15)
Year Ended June 30, 2021	19.50	0.16	7.08	7.24	(0.22)	(1.33)	(1.55)
Year Ended June 30, 2020	20.15	0.24	0.73	0.97	(0.23)	(1.39)	(1.62)
Year Ended June 30, 2019	20.80	0.27	0.55	0.82	(0.46)	(1.01)	(1.47)
Year Ended June 30, 2018	20.38	0.19	2.04	2.23	(0.37)	(1.44)	(1.81)
Class C
Six Months Ended December 31, 2022 (Unaudited)	18.73	0.15	0.35	0.50	(0.17)	(1.40)	(1.57)
Year Ended June 30, 2022	22.94	0.09	(3.22)	(3.13)	(0.61)	(0.47)	(1.08)
Year Ended June 30, 2021	17.92	0.03	6.49	6.52	(0.17)	(1.33)	(1.50)
Year Ended June 30, 2020	18.67	0.12	0.68	0.80	(0.16)	(1.39)	(1.55)
Year Ended June 30, 2019	19.43	0.14	0.51	0.65	(0.40)	(1.01)	(1.41)
Year Ended June 30, 2018	19.20	0.04	1.95	1.99	(0.32)	(1.44)	(1.76)
Class I
Six Months Ended December 31, 2022 (Unaudited)	21.30	0.25	0.39	0.64	(0.24)	(1.40)	(1.64)
Year Ended June 30, 2022	25.87	0.29	(3.66)	(3.37)	(0.73)	(0.47)	(1.20)
Year Ended June 30, 2021	19.99	0.22	7.26	7.48	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2020	20.62	0.28	0.76	1.04	(0.28)	(1.39)	(1.67)
Year Ended June 30, 2019	21.24	0.32	0.58	0.90	(0.51)	(1.01)	(1.52)
Year Ended June 30, 2018	20.77	0.24	2.09	2.33	(0.42)	(1.44)	(1.86)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	21.29	0.35	0.31	0.66	(0.26)	(1.40)	(1.66)
Year Ended June 30, 2022	25.86	0.35	(3.66)	(3.31)	(0.79)	(0.47)	(1.26)
Year Ended June 30, 2021	19.98	0.28	7.25	7.53	(0.32)	(1.33)	(1.65)
Year Ended June 30, 2020	20.61	0.33	0.75	1.08	(0.32)	(1.39)	(1.71)
Year Ended June 30, 2019	21.23	0.36	0.57	0.93	(0.54)	(1.01)	(1.55)
July 31, 2017 (i) through June 30, 2018	21.25	0.29	1.58	1.87	(0.45)	(1.44)	(1.89)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Investor Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$19.69	2.81%	$3,285,175	0.55% (h)	2.10% (h)	0.58% (h)	2%
20.71	(14.03)	3,195,974	0.55	0.93	0.58	1
25.19	38.24	3,494,958	0.55	0.70	0.59	2
19.50	4.69	2,330,222	0.54	1.23	0.59	21
20.15	4.89	2,129,765	0.52	1.33	0.62	7
20.80	11.02	2,048,525	0.52	0.88	0.67	11

17.66	2.58	150,091	1.08(h)	1.52(h)	1.08(h)	2
18.73	(14.49)	154,615	1.08	0.39	1.08	1
22.94	37.52	193,877	1.08	0.15	1.08	2
17.92	4.09	170,927	1.08	0.67	1.09	21
18.67	4.31	191,971	1.09	0.77	1.12	7
19.43	10.41	205,740	1.10	0.20	1.16	11

20.30	2.94	492,448	0.32(h)	2.30(h)	0.32(h)	2
21.30	(13.82)	494,526	0.32	1.15	0.32	1
25.87	38.55	547,092	0.31	0.94	0.32	2
19.99	4.92	375,434	0.29	1.41	0.33	21
20.62	5.18	454,039	0.27	1.59	0.36	7
21.24	11.33	439,498	0.27	1.11	0.39	11

20.29	3.07	48,655	0.08(h)	3.24(h)	0.08(h)	2
21.29	(13.62)	25,806	0.08	1.40	0.09	1
25.86	38.86	26,868	0.09	1.17	0.09	2
19.98	5.13	13,768	0.10	1.67	0.10	21
20.61	5.35	10,299	0.11	1.77	0.12	7
21.23	8.90	8,073	0.14	1.45	0.27	11
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Investor Funds	27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth & Income Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$16.81	$0.20	$0.09	$0.29	$(0.19)	$(0.93)	$(1.12)
Year Ended June 30, 2022	20.06	0.22	(2.62)	(2.40)	(0.50)	(0.35)	(0.85)
Year Ended June 30, 2021	16.59	0.19	4.57	4.76	(0.24)	(1.05)	(1.29)
Year Ended June 30, 2020	16.94	0.26	0.61	0.87	(0.25)	(0.97)	(1.22)
Year Ended June 30, 2019	17.41	0.28	0.52	0.80	(0.40)	(0.87)	(1.27)
Year Ended June 30, 2018	17.37	0.22	1.27	1.49	(0.33)	(1.12)	(1.45)
Class C
Six Months Ended December 31, 2022 (Unaudited)	16.18	0.14	0.11	0.25	(0.15)	(0.93)	(1.08)
Year Ended June 30, 2022	19.34	0.12	(2.53)	(2.41)	(0.40)	(0.35)	(0.75)
Year Ended June 30, 2021	16.04	0.09	4.40	4.49	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2020	16.41	0.16	0.61	0.77	(0.17)	(0.97)	(1.14)
Year Ended June 30, 2019	16.92	0.18	0.49	0.67	(0.31)	(0.87)	(1.18)
Year Ended June 30, 2018	16.91	0.10	1.26	1.36	(0.23)	(1.12)	(1.35)
Class I
Six Months Ended December 31, 2022 (Unaudited)	16.45	0.21	0.10	0.31	(0.21)	(0.93)	(1.14)
Year Ended June 30, 2022	19.65	0.27	(2.57)	(2.30)	(0.55)	(0.35)	(0.90)
Year Ended June 30, 2021	16.28	0.23	4.47	4.70	(0.28)	(1.05)	(1.33)
Year Ended June 30, 2020	16.64	0.29	0.61	0.90	(0.29)	(0.97)	(1.26)
Year Ended June 30, 2019	17.14	0.32	0.50	0.82	(0.45)	(0.87)	(1.32)
Year Ended June 30, 2018	17.11	0.26	1.26	1.52	(0.37)	(1.12)	(1.49)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	16.45	0.23	0.10	0.33	(0.23)	(0.93)	(1.16)
Year Ended June 30, 2022	19.65	0.31	(2.57)	(2.26)	(0.59)	(0.35)	(0.94)
Year Ended June 30, 2021	16.27	0.28	4.47	4.75	(0.32)	(1.05)	(1.37)
Year Ended June 30, 2020	16.64	0.33	0.60	0.93	(0.33)	(0.97)	(1.30)
Year Ended June 30, 2019	17.13	0.26	0.59	0.85	(0.47)	(0.87)	(1.34)
July 31, 2017 (i) through June 30, 2018	17.44	0.22	0.99	1.21	(0.40)	(1.12)	(1.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Investor Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$15.98	1.69%	$3,338,985	0.55% (h)	2.28% (h)	0.57% (h)	4%
16.81	(12.60)	3,302,595	0.55	1.16	0.58	4
20.06	29.49	3,595,109	0.55	1.03	0.58	4
16.59	5.14	2,593,685	0.54	1.55	0.58	27
16.94	5.45	2,430,409	0.52	1.67	0.61	12
17.41	8.67	2,386,397	0.52	1.25	0.66	11

15.35	1.48	132,420	1.07(h)	1.68(h)	1.07(h)	4
16.18	(13.06)	144,027	1.07	0.61	1.08	4
19.34	28.77	199,275	1.07	0.49	1.07	4
16.04	4.62	203,007	1.07	1.00	1.08	27
16.41	4.78	237,376	1.09	1.11	1.11	12
16.92	8.10	260,085	1.10	0.57	1.14	11

15.62	1.85	250,049	0.32(h)	2.46(h)	0.32(h)	4
16.45	(12.40)	263,812	0.32	1.39	0.32	4
19.65	29.74	313,988	0.31	1.25	0.32	4
16.28	5.45	210,480	0.29	1.79	0.33	27
16.64	5.62	224,050	0.27	1.93	0.36	12
17.14	9.02	242,612	0.27	1.49	0.39	11

15.62	1.98	32,296	0.07(h)	2.74(h)	0.07(h)	4
16.45	(12.17)	33,009	0.07	1.62	0.07	4
19.65	30.11	36,164	0.07	1.50	0.07	4
16.27	5.62	25,466	0.06	2.02	0.07	27
16.64	5.85	13,949	0.08	1.60	0.09	12
17.13	7.04	619	0.13	1.42	0.14	11
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Investor Funds	29

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust II (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 4 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Investor Balanced Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Conservative Growth Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Growth Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Growth & Income Fund	Class A, Class C, Class I and Class R6	Diversified
The investment objective of JPMorgan Investor Balanced Fund (“Investor Balanced Fund”) is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.
The investment objective of JPMorgan Investor Conservative Growth Fund (“Investor Conservative Growth Fund”) is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.
The investment objective of JPMorgan Investor Growth Fund (“Investor Growth Fund”) is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
The investment objective of JPMorgan Investor Growth & Income Fund (“Investor Growth & Income Fund”) is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.

30	J.P. Morgan Investor Funds	December 31, 2022

This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s net asset value ("NAV") per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Investor Balanced Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,992,207	$—	$—	$4,992,207

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Conservative Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,012,070	$—	$—	$4,012,070

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,980,758	$—	$—	$3,980,758

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Growth & Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,754,861	$—	$—	$3,754,861

(a)	Please refer to the SOI for specifics of portfolio holdings.

December 31, 2022	J.P. Morgan Investor Funds	31

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds  and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Investor Balanced Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,121,166	$77,792	$22,596	$(4,156)	$(47,654)	$1,124,552	111,232	$17,338	$65
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	528,737	48,262	—	—	(24,744)	552,255	77,564	10,127	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	41,974	1,472	—	—	684	44,130	7,480	1,473	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	115,761	764	—	—	(2,300)	114,225	4,065	765	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	81,630	1,892	—	—	(5,292)	78,230	5,326	1,892	—
JPMorgan Equity Income Fund Class R6 Shares (a)	170,007	4,467	31,408	5,296	2,920	151,282	6,703	1,915	2,550
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	81,888	1,009	7,091	(535)	7,360	82,631	3,111	1,010	—
JPMorgan High Yield Fund Class R6 Shares (a)	136,467	4,497	—	—	(275)	140,689	22,913	4,497	—
JPMorgan Income Fund Class R6 Shares (a)	267,933	9,520	4,623	(690)	(7,024)	265,116	32,252	6,871	—
JPMorgan International Equity Fund Class R6 Shares (a)	74,579	1,931	9,551	(1,506)	3,586	69,039	4,207	1,930	—
JPMorgan International Research Enhanced Equity ETF (a)	297,297	—	27,874	(3,596)	13,623	279,450	5,582	7,316	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	262,035	9,017	1,609	(311)	(3,130)	266,002	5,669	1,610	7,407
JPMorgan Large Cap Value Fund Class R6 Shares (a)	171,845	7,808	32,961	6,930	(2,170)	151,452	8,437	1,472	6,337
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	206,881	2,556	27,117	(1,420)	(1,226)	179,674	18,677	2,556	—
JPMorgan Market Expansion Enhanced Equity ETF (a)	187,221	—	30,712	(2,353)	6,203	160,359	3,483	2,302	8,325
JPMorgan Mid Cap Growth Fund Class R6 Shares (a) *	66,533	513	1,565	(564)	2,976	67,893	1,739	—	514
JPMorgan Realty Income ETF (a)	62,022	—	10,784	(24)	(7,056)	44,158	1,075	641	3,977
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	84,387	1,106	9,264	(786)	(433)	75,010	8,428	1,106	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	25,263	2,849	1,541	(500)	(895)	25,176	499	106	2,744
JPMorgan Small Cap Value Fund Class R6 Shares (a)	50,005	4,193	4,228	(468)	(863)	48,639	2,005	444	3,749
JPMorgan U.S. Equity Fund Class R6 Shares (a)	439,792	18,485	37,197	201	(9,222)	412,059	23,999	2,930	15,556
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	167,370	7,199	7,793	(2,047)	(6,072)	158,657	3,343	993	6,206
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	54,869	272,316	239,826	—	—	87,359	87,359	1,322	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	226,519	5,023	14,478	(1,302)	2,232	217,994	7,471	1,706	3,317

32	J.P. Morgan Investor Funds	December 31, 2022

Investor Balanced Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	$38,970	$700	$—	$—	$508	$40,178	4,283	$699	$—
JPMorgan Value Advantage Fund Class R6 Shares (a)	188,990	15,467	43,621	90	(4,928)	155,998	4,497	3,026	12,440
Total	$5,150,141	$498,838	$565,839	$(7,741)	$(83,192)	$4,992,207		$76,047	$73,187

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.

Investor Conservative Growth Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,358,089	$31,327	$34,216	$(6,998)	$(54,374)	$1,293,828	127,975	$20,451	$76
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	574,208	24,650	—	—	(25,903)	572,955	80,471	10,567	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	36,167	1,269	—	—	590	38,026	6,445	1,269	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	71,438	445	4,092	(1,411)	124	66,504	2,367	445	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	52,721	1,223	—	—	(3,418)	50,526	3,439	1,222	—
JPMorgan Equity Income Fund Class R6 Shares (a)	102,227	2,650	20,601	3,855	1,350	89,481	3,965	1,142	1,509
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	29,111	344	3,683	(38)	2,531	28,265	1,064	345	—
JPMorgan Government Bond Fund Class R6 Shares (a)	47,053	532	—	—	(2,160)	45,425	4,837	531	—
JPMorgan High Yield Fund Class R6 Shares (a)	115,153	3,794	—	—	(232)	118,715	19,335	3,794	—
JPMorgan Income Fund Class R6 Shares (a)	277,022	9,655	6,069	(994)	(7,031)	272,583	33,161	7,064	—
JPMorgan International Equity Fund Class R6 Shares (a)	29,048	803	2,051	(462)	1,405	28,743	1,752	804	—
JPMorgan International Research Enhanced Equity ETF (a)	169,006	—	33,163	(2,363)	7,724	141,204	2,821	3,697	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	114,698	3,771	6,347	(1,401)	495	111,216	2,370	673	3,097
JPMorgan Large Cap Value Fund Class R6 Shares (a)	60,261	2,769	11,060	992	764	53,726	2,993	521	2,248
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	368,006	4,565	48,453	(3,107)	(1,637)	319,374	33,199	4,564	—
JPMorgan Market Expansion Enhanced Equity ETF (a)	64,914	—	16,704	689	1,281	50,180	1,090	720	2,605
JPMorgan Mid Cap Growth Fund Class R6 Shares (a) *	58,280	420	5,282	(2,237)	4,373	55,554	1,423	—	420
JPMorgan Realty Income ETF (a)	48,540	—	6,545	120	(6,075)	36,040	877	523	3,246

December 31, 2022	J.P. Morgan Investor Funds	33

NOTES TO FINANCIAL STATEMENTS
AS OF   December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Investor Conservative Growth Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	$100,220	$1,214	$20,612	$(1,962)	$525	$79,385	8,920	$1,215	$—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	19,147	2,107	1,614	(585)	(446)	18,609	369	78	2,028
JPMorgan Small Cap Value Fund Class R6 Shares (a)	33,349	2,744	3,451	(567)	(234)	31,841	1,312	290	2,454
JPMorgan U.S. Equity Fund Class R6 Shares (a)	176,483	6,605	34,424	11,718	(13,650)	146,732	8,546	1,065	5,539
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	97,267	4,079	7,162	(1,705)	(2,589)	89,890	1,894	563	3,516
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	40,582	303,664	277,351	—	—	66,895	66,895	897	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	89,241	1,784	15,391	1,786	(704)	76,716	2,629	617	1,167
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	41,887	721	3,243	(394)	903	39,874	4,251	721	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	115,532	8,902	32,268	917	(3,300)	89,783	2,588	1,742	7,160
Total	$4,289,650	$420,037	$593,782	$(4,147)	$(99,688)	$4,012,070		$65,520	$35,065

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.

Investor Growth Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$322,885	$19,938	$—	$—	$(14,710)	$328,113	32,454	$5,001	$19
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	40,726	11,969	—	—	(1,721)	50,974	7,159	845	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,557	476	—	—	221	14,254	2,416	476	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	113,981	753	—	—	(2,265)	112,469	4,003	753	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	91,620	2,125	—	—	(5,940)	87,805	5,977	2,124	—
JPMorgan Equity Income Fund Class R6 Shares (a)	143,894	4,351	4,059	(16)	6,854	151,024	6,691	1,804	2,547
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	99,018	1,329	—	—	8,506	108,853	4,098	1,330	—
JPMorgan High Yield Fund Class R6 Shares (a)	51,261	1,688	—	—	(103)	52,846	8,607	1,689	—
JPMorgan Income Fund Class R6 Shares (a)	19,243	492	—	—	(552)	19,183	2,334	492	—
JPMorgan International Equity Fund Class R6 Shares (a)	159,302	4,724	—	—	4,906	168,932	10,294	4,723	—

34	J.P. Morgan Investor Funds	December 31, 2022

Investor Growth Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan International Focus Fund Class R6 Shares (a)	$109,298	$4,329	$—	$—	$2,190	$115,817	5,397	$4,329	$—
JPMorgan International Research Enhanced Equity ETF (a)	302,986	—	—	—	11,076	314,062	6,274	8,223	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	380,188	47,734	—	—	(7,483)	420,439	8,961	2,544	11,708
JPMorgan Large Cap Value Fund Class R6 Shares (a)	408,278	19,674	54,167	2,928	5,993	382,706	21,320	3,661	16,012
JPMorgan Market Expansion Enhanced Equity ETF (a)	202,804	—	—	—	996	203,800	4,426	2,926	10,580
JPMorgan Mid Cap Growth Fund Class R6 Shares (a) *	57,260	14,045	—	—	2,029	73,334	1,878	—	555
JPMorgan Realty Income ETF (a)	39,538	—	—	—	(6,015)	33,523	816	488	3,019
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	16,520	1,974	—	—	(1,054)	17,440	346	74	1,901
JPMorgan Small Cap Value Fund Class R6 Shares (a)	87,256	7,425	5,782	(860)	(2,017)	86,022	3,546	796	6,630
JPMorgan U.S. Equity Fund Class R6 Shares (a)	535,847	24,281	3,347	(508)	(14,833)	541,440	31,534	3,840	20,439
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	181,328	8,155	—	—	(9,761)	179,722	3,787	1,125	7,031
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	59,311	122,300	94,096	—	—	87,515	87,515	1,037	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	288,732	6,748	2,092	(370)	34	293,052	10,043	2,289	4,459
JPMorgan Value Advantage Fund Class R6 Shares (a)	148,090	13,625	18,646	(1,295)	(4,341)	137,433	3,962	2,666	10,959
Total	$3,872,923	$318,135	$182,189	$(121)	$(27,990)	$3,980,758		$53,235	$95,859

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.

Investor Growth & Income Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$596,008	$53,583	$—	$—	$(28,587)	$621,004	61,425	$9,417	$36
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	234,389	26,344	—	—	(11,275)	249,458	35,036	4,535	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,637	513	—	—	239	15,389	2,608	514	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	89,768	593	—	—	(1,784)	88,577	3,152	593	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	68,622	1,591	—	—	(4,449)	65,764	4,477	1,591	—
JPMorgan Equity Income Fund Class R6 Shares (a)	136,640	3,822	14,591	1,582	5,181	132,634	5,876	1,585	2,237

December 31, 2022	J.P. Morgan Investor Funds	35

NOTES TO FINANCIAL STATEMENTS
AS OF   December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Investor Growth & Income Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	$70,828	$951	$—	$—	$6,084	$77,863	2,931	$951	$—
JPMorgan High Yield Fund Class R6 Shares (a)	92,227	3,039	—	—	(186)	95,080	15,486	3,039	—
JPMorgan Income Fund Class R6 Shares (a)	160,069	4,088	—	—	(4,591)	159,566	19,412	4,089	—
JPMorgan International Equity Fund Class R6 Shares (a)	89,522	2,470	6,401	(1,776)	4,535	88,350	5,384	2,470	—
JPMorgan International Focus Fund Class R6 Shares (a)	50,490	2,000	—	—	1,012	53,502	2,493	2,000	—
JPMorgan International Research Enhanced Equity ETF (a)	226,124	—	10,688	(2,282)	10,459	223,613	4,467	5,854	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	319,065	22,497	—	—	(5,022)	336,540	7,173	2,037	9,372
JPMorgan Large Cap Value Fund Class R6 Shares (a)	238,224	11,242	36,926	3,921	1,800	218,261	12,159	2,110	9,132
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	47,161	631	—	—	(583)	47,209	4,907	631	—
JPMorgan Market Expansion Enhanced Equity ETF (a)	150,668	—	3,768	(593)	1,642	147,949	3,213	2,124	7,680
JPMorgan Mid Cap Growth Fund Class R6 Shares (a) *	47,594	375	—	—	1,648	49,617	1,270	—	375
JPMorgan Realty Income ETF (a)	37,937	—	7,988	(2)	(4,025)	25,922	631	376	2,334
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	46,973	691	—	—	(781)	46,883	5,268	691	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	17,573	2,101	—	—	(1,122)	18,552	368	78	2,022
JPMorgan Small Cap Value Fund Class R6 Shares (a)	69,256	5,197	13,457	(30)	(591)	60,375	2,489	544	4,653
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	10,609	24	10,654	(160)	181	—	—	24	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	388,697	17,425	7,004	(1,016)	(9,635)	388,467	22,625	2,760	14,665
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	108,780	4,893	—	—	(5,856)	107,817	2,272	675	4,218
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	55,602	152,038	131,601	—	—	76,039	76,039	1,020	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	228,570	5,300	3,866	(586)	451	229,869	7,878	1,803	3,498
JPMorgan Value Advantage Fund Class R6 Shares (a)	146,980	12,943	24,994	(305)	(4,063)	130,561	3,764	2,533	10,412
Total	$3,743,013	$334,351	$271,938	$(1,247)	$(49,318)	$3,754,861		$54,044	$70,634

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.

36	J.P. Morgan Investor Funds	December 31, 2022

C. Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs are recorded on the ex-dividend date.
D. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2022 are as follows:
	Class A	Class C	Class I	Class R6	Total
Investor Balanced Fund
Transfer agency fees	$114	$8	$6	$3	$131
Investor Conservative Growth Fund
Transfer agency fees	66	8	9	1	84
Investor Growth Fund
Transfer agency fees	142	8	11	2	163
Investor Growth & Income Fund
Transfer agency fees	122	5	5	n/a	132
The Funds invested in Underlying Funds and ETFs and, as a result bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in  Note 3.F.
E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
F. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Investor Conservative Growth Fund, for which distributions are generally declared and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.05% of the Funds' average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a fee for these services.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall

December 31, 2022	J.P. Morgan Investor Funds	37

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C
Investor Balanced Fund	0.25%	0.75%
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Investor Balanced Fund	$66	$3
Investor Conservative Growth Fund	34	—(a)
Investor Growth Fund	104	1
Investor Growth & Income Fund	58	—(a)

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I
0.25%	0.25%	0.25%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the following Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
Investor Balanced Fund	n/a	n/a	n/a	n/a
Investor Conservative Growth Fund	n/a	n/a	n/a	n/a
Investor Growth Fund	0.55%	n/a	n/a	n/a
Investor Growth & Income Fund	0.55	n/a	n/a	n/a
The expense limitation agreements were in effect for the six months ended December 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2023.
The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C and Class I Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C and Class I Shares. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

38	J.P. Morgan Investor Funds	December 31, 2022

For the six months ended December 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Service Fees	Total
Investor Balanced Fund	$5	$—	$5
Investor Conservative Growth Fund	4	—	4
Investor Growth Fund	4	449	453
Investor Growth & Income Fund	4	401	405
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2022 were as follows:

Investor Balanced Fund	$49
Investor Conservative Growth Fund	36
Investor Growth Fund	39
Investor Growth & Income Fund	39
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2022, the amount of these reimbursements were as follows:

Investor Balanced Fund	$1
Investor Conservative Growth Fund	1
Investor Growth Fund	1
Investor Growth & Income Fund	1
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
4. Investment Transactions
During the six months ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$226,523	$326,014
Investor Conservative Growth Fund	116,374	316,431
Investor Growth Fund	195,835	88,093
Investor Growth & Income Fund	182,315	140,338
During the six months ended December 31, 2022, there were no purchases or sales of U.S. Government securities.

December 31, 2022	J.P. Morgan Investor Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF   December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,649,150	$629,034	$285,977	$343,057
Investor Conservative Growth Fund	4,075,719	288,013	351,662	(63,649)
Investor Growth Fund	3,478,680	594,343	92,265	502,078
Investor Growth & Income Fund	3,350,478	561,363	156,980	404,383
At June 30, 2022, the Funds did not have any net capital loss carryforwards.
Net capital losses (gains) and specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the following Funds deferred to July 1, 2022 the following net capital losses (gains) and specified ordinary losses of:
Net Capital Losses (Gains)
Short-Term
Investor Balanced Fund	$447
Investor Growth & Income Fund	2,178
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Funds because the Funds and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless

40	J.P. Morgan Investor Funds	December 31, 2022

extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of December 31, 2022, the Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Investor Balanced Fund	1	66.8%	1	19.7%
Investor Conservative Growth Fund	1	63.3	2	26.9
Investor Growth Fund	1	48.7	1	26.5
Investor Growth & Income Fund	1	52.9	1	29.0
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of December 31, 2022, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:
% of Net Assets
JPMorgan Market Expansion Enhanced Equity ETF	71.8
JPMorgan U.S. GARP Equity Fund	57.7
JPMorgan Europe Dynamic Fund	51.5
JPMorgan Limited Duration Bond Fund	48.3
JPMorgan Emerging Markets Debt Fund	23.6
JPMorgan Large Cap Value Fund	23.4
JPMorgan Realty Income ETF	21.5
JPMorgan International Research Enhanced Equity ETF	19.8
JPMorgan Small Cap Value Fund	17.8
JPMorgan International Focus Fund	13.5
JPMorgan U.S. Research Enhanced Equity Fund	12.5
JPMorgan Emerging Markets Research Enhanced Equity Fund	10.2
JPMorgan Core Bond Fund	10.2
Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
The Funds invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

December 31, 2022	J.P. Morgan Investor Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF   December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.
Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

42	J.P. Morgan Investor Funds	December 31, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds  and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees  and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Balanced Fund
Class A
Actual	$1,000.00	$1,008.20	$2.89	0.57%
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class C
Actual	1,000.00	1,005.80	5.41	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class I
Actual	1,000.00	1,010.20	1.62	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R6
Actual	1,000.00	1,010.70	0.41	0.08
Hypothetical	1,000.00	1,024.80	0.41	0.08
JPMorgan Investor Conservative Growth Fund
Class A
Actual	1,000.00	997.00	2.87	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class C
Actual	1,000.00	993.60	5.38	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class I
Actual	1,000.00	998.20	1.61	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R6
Actual	1,000.00	998.70	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

December 31, 2022	J.P. Morgan Investor Funds	43

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Growth Fund
Class A
Actual	$1,000.00	$1,028.10	$2.81	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class C
Actual	1,000.00	1,025.80	5.51	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class I
Actual	1,000.00	1,029.40	1.64	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R6
Actual	1,000.00	1,030.70	0.41	0.08
Hypothetical	1,000.00	1,024.80	0.41	0.08
JPMorgan Investor Growth & Income Fund
Class A
Actual	1,000.00	1,016.90	2.80	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class C
Actual	1,000.00	1,014.80	5.43	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class I
Actual	1,000.00	1,018.50	1.63	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R6
Actual	1,000.00	1,019.80	0.36	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

44	J.P. Morgan Investor Funds	December 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June 21-22, 2022 and August  9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Funds and the other J.P. Morgan Funds overseen by the Board in which each Fund invests (the “Underlying Funds”).  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser.  This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks, and analyses by the Adviser of the Funds’ and the Underlying Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022)  provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Funds and certain Underlying Funds, including risk and performance return assessments as compared to the Funds’ and/or Underlying Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management each of the Funds and Underlying Funds, including personnel changes, if any;

December 31, 2022	J.P. Morgan Investor Funds	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)
Information about the structure and distribution strategy for each Fund and how it fits with the Trust’s other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Funds and Underlying Funds, as applicable;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Funds; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds and Underlying Funds, as applicable, during the COVID-19 pandemic, and the Adviser’s and its affiliates and the sub-advisers’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative informa tion is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Funds and/or Underlying Funds, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it

46	J.P. Morgan Investor Funds	December 31, 2022

would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees.  In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund.
 The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Investor Balanced Fund’s performance for Class A shares was in the third quintile of the Peer Group for each of the one-, three- and five-year periods ended December 31, 2021, and in the third, second and second quintiles of the Universe for the one-, three- and five-year

December 31, 2022	J.P. Morgan Investor Funds	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third, second and second quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the third and second quintiles of both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Investor Conservative Growth Fund’s performance for Class A shares was in the third, fourth and third quintiles of the Peer Group, and in the third, second and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for the Class I shares was in the second quintile of the Peer Group for each of the one-, three- and five-year periods ended December 31, 2021, and in the third, second and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the second quintile of both the Peer Group and Universe, for both the one- and three-year periods ended December 31, 2021.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Investor Growth Fund’s performance for Class A shares was in the third, first and second quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third, first and first quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the third and first quintiles of both the Peer Group and Universe, for the one-and three-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Investor Growth & Income Fund’s performance for Class A shares was in the third, second and second quintiles of the Peer Group, and in the fourth, third and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third, second and third quintiles of the Peer Group, and in the fourth, second and second quintiles of the Universe, for the one-, three-, and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the third quintile of the Peer Group for both the one- and three-year periods ended December 31, 2021, and in the third and second quintiles of the Universe for the one- and three-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund.  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and/or Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Investor Balanced Fund’s net advisory fee for Class A shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class R6 shares was in the

48	J.P. Morgan Investor Funds	December 31, 2022

third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.
The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee for Class A shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fourth and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.
The Trustees noted that the Investor Growth Fund’s net advisory fee for Class A shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintile of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.
The Trustees noted that the Investor Growth & Income Fund’s net advisory fee for Class A shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

December 31, 2022	J.P. Morgan Investor Funds	49

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended June 30, 2022, the following Funds intend to elect to pass through to  shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:
	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan Investor Balanced Fund	$16,489	$1,291
JPMorgan Investor Conservative Growth Fund	8,899	714
JPMorgan Investor Growth Fund	20,604	1,587
JPMorgan Investor Growth & Income Fund	14,037	1,096

50	J.P. Morgan Investor Funds	December 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
SAN-INV-1222

ITEM 2. CODE OF ETHICS.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.
Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 2, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
March 2, 2023